UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF

REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number:	811-22132

Exact name of registrant as specified in charter:	Aberdeen Funds

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Ms. Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	866-667-9231

Date of fiscal year end:	October 31

Date of reporting period:	October 31, 2015

Item 1. Reports to Shareholders.

Aberdeen Funds

Equity Series

Annual Report

October 31, 2015

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

Aberdeen Asia-Pacific Smaller Companies Fund

Aberdeen China Opportunities Fund

Aberdeen Emerging Markets Fund

Aberdeen Equity Long-Short Fund

Aberdeen European Equity Fund

Aberdeen Global Equity Fund

Aberdeen Global Natural Resources Fund

Aberdeen Global Small Cap Fund

Aberdeen International Equity Fund

Aberdeen Latin American Equity Fund

Aberdeen Small Cap Fund

Aberdeen U.S. Multi-Cap Equity Fund (formerly, Aberdeen U.S. Equity Fund)

Market Review	Page 1
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Page 2
Aberdeen Asia-Pacific Smaller Companies Fund	Page 8
Aberdeen China Opportunities Fund	Page 15
Aberdeen Emerging Markets Fund	Page 20
Aberdeen Equity Long-Short Fund	Page 26
Aberdeen European Equity Fund	Page 33
Aberdeen Global Equity Fund	Page 39
Aberdeen Global Natural Resources Fund	Page 46
Aberdeen Global Small Cap Fund	Page 52
Aberdeen International Equity Fund	Page 58
Aberdeen Latin American Equity Fund	Page 65
Aberdeen Small Cap Fund	Page 70
Aberdeen U.S. Multi-Cap Equity Fund	Page 75
Financial Statements	Page 80
Notes to Financial Statements	Page 130
Report of Independent Registered Public Accounting Firm	Page 150
Other Tax Information	Page 151
Shareholder Expense Examples	Page 153
Supplemental Information	Page 155
Management of the Funds	Page 158

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (“AAMI”) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

The global financial markets weathered some turbulence over the 12-month period ended October 31, 2015. The main contributors to the volatility included the decline in global energy and commodity prices; concerns over decelerating economic growth in in Europe and Asia (particularly China); aggressive quantitative easing (QE) programs from the European Central Bank (ECB) and the Bank of Japan; and uncertainty surrounding U.S. monetary policy. Later in the period, China’s devaluation of the yuan was also a factor.

The Morgan Stanley Capital International (MSCI) World Index, a global equity market benchmark, posted a modest gain of 2.3% for the reporting period. Shares of U.S. companies outperformed their European and Asian large-cap counterparts. The U.S. broader-market Standard & Poor’s (S&P) 500 Index advanced 5.2%, versus the 0.3% and -10.2% returns of the Financial Times Stock Exchange (FTSE) World Europe Index and the MSCI All-Country (AC) Asia-Pacific ex-Japan Index, respectively. Emerging-market stocks declined sharply, with the MSCI Emerging Markets (EM) Index returning -14.2%. There was significant weakness across the EM asset class, most notably in Latin America.

The U.S. equity market’s positive performance over the reporting period was attributable primarily to generally upbeat economic data and corporate earnings reports. The nation’s gross domestic product (GDP) increased in each quarter over the 12-month period, benefiting mainly from an upturn in consumer spending. Regarding monetary policy, the U.S. Federal Reserve (Fed) maintained the federal funds rate at or near 0% over the 12-month period, citing concerns about low inflation and global economic and geopolitical uncertainties. Towards the end of the period, however, a strong employment report led to growing speculation in the financial markets that the Fed could announce its first rate hike since 2006 before the end of the 2015 calendar year. The Fed subsequently raised the federal funds rate by 0.25% on December 16, noting that it sees the risks to the outlook for both economic activity and the labor market as balanced. The small increase still leaves borrowing costs exceptionally low. However, it may mark the beginning of the end of near-zero borrowing costs, a legacy of the worst financial crisis to hit the world economy in modern times.

European equities posted small gains despite investors’ worries regarding a possible Greek exit from the Eurozone, as well as the Swiss central bank’s unexpected de-pegging of the franc from the euro. Although the ECB maintained its QE program as the Eurozone economy gained modest momentum, we feel that risks remain. We believe that the ongoing weakness in oil prices may provide a renewed boost to household incomes and spending. UK stocks recorded losses during the reporting period and underperformed versus their European counterparts. While UK GDP rose modestly in all four quarters, the upturn was unbalanced; the service sector comprised the bulk of the growth, while there was a contraction in manufacturing.

Emerging markets stocks performed relatively well early in the reporting period in response to global monetary easing. Nonetheless, investors subsequently appeared to be unnerved by Greece’s financial crisis and renewed concerns over China’s economic slowdown. Latin America was the weakest-performing region. Brazil led the downturn, as S&P1 downgraded the country’s credit-rating to below-investment-grade. Additionally, dissatisfaction over the economy and the corruption scandal surrounding state-owned oil company Petrobras culminated in mass demonstrations calling for President Dilma Rousseff’s impeachment. Chinese equities saw only modest losses during the reporting period, as optimism over the central bank’s unexpected rate cut and the launch of a stock-trading link between Hong Kong and Shanghai counterbalanced concerns over weak economic data.

There was divergent performance among global fixed-income markets over the reporting period spurred by worries over economic growth and central banks’ monetary policy. Investment-grade bonds, as measured by the Barclays Global Aggregate Bond Index, lost ground. European issues were the weakest performers amid concerns regarding Greece’s future in the Eurozone and relatively sluggish economic data. U.S. investment-grade securities ended the reporting period with modest gains as yields declined in all but the shortest segments of the U.S. Treasury yield curve. Global high-yield securities outperformed their investment-grade counterparts. The Bank of America Merrill Lynch Global High Yield Constrained Index returned -0.6% for the reporting period, as strength in the European market partially offset weakness in the U.S. and Canada. Emerging-market debt, as represented by the J.P. Morgan EMBI Global Diversified Index, gained 0.4% for the period. The direction of oil price movements negatively drove investor sentiment in certain credits, but those countries less affected by the volatility of commodity prices benefited from yield-hungry investors looking beyond developed markets.

Outlook

We expect global growth in 2016 to be supported by improving trends in the developed-market economies.2 In the U.S., third-quarter 2015 GDP growth came in at an annualized rate of 1.5%, down from the 3.9% increase in the previous quarter. We believe that the “bumpy ride” could continue, though solid domestic momentum may potentially support growth in the fourth quarter of 2015.

With U.S. third-quarter earnings generally exceeding expectations and signs that the Chinese economy may be stabilizing at a slower growth rate, we are uncertain if recent global equity market gains can be extended or if they merely constitute a short-lived rally. Persistent disinflationary pressures in both developed- and emerging-market economies also may continue to weigh on investor sentiment. Despite the global headwinds, our fundamentals-driven equity investment process remains underpinned by a focus on high-quality companies.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

[1]

Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

[2]	Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2015 Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

The Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Institutional Class shares net of fees)1 returned -12.68% for the 12-month period ended October 31, 2015, versus the -10.22% return of its benchmark, the MSCI All Country (AC) Asia Pacific ex Japan Index, during the same period. For broader comparison, the average return of the Fund’s category of Pacific ex-Japan Funds (consisting of 47 funds), as measured by Lipper, Inc., was -7.66% for the period.

Asian equities fell in U.S. dollar terms over the reporting period. Most regional markets suffered substantial losses by the end of the period against a macroeconomic backdrop of soft economic activity and subdued inflation. Initial gains built on monetary stimulus were overshadowed by a steep correction, with China as a key source of turbulence.

For the first half of the reporting period, Chinese stocks returned nearly 30%, compared to the 9% gain of the benchmark MSCI AC Asia Pacific ex Japan Index’s gain of approximately 7%. While the Fund’s large underweight position to China versus the benchmark detracted significantly from performance over the first half of the reporting period, we became even more cautious about China’s equity markets, where we have selective exposure because of our corporate governance concerns. The disparity between the liquidity-driven rally and economic and corporate fundamentals became starker, which was magnified amid the eventual downturn. Regulators also appeared unnerved and cracked down on margin trading. This triggered a steep correction, along with a surprise devaluation of the Chinese yuan, China’s currency unit. Concerned about potential systemic risk,2 the Chinese government unleashed several support measures in a bid to stabilize investor sentiment. Notably, the Fund’s underweight position in China relative to the benchmark contributed positively to performance in the final six months of the reporting period, recouping some of the initial losses in that market.

Meanwhile, the plunge in global commodity prices over the reporting period also hurt the stock markets and currencies of natural resources-dependent countries, such as Indonesia and Malaysia. Investors worried about the impact of shrinking government revenues and economic growth, while country-specific risks also eroded sentiment. Political concerns and delays in public spending weighed on investment activity and confidence in both markets, which were further exacerbated by depreciating currencies. Elsewhere, Thai stocks fell captive to investors’ economic concerns, as sputtering exports and waning consumer spending depressed gross domestic product (GDP) growth. In an effort to boost growth and shore up markets amid worries of spillover from China’s slowdown, all three countries announced significant stimulus measures.

The Fund’s underweight position in China relative to the benchmark, as well as overall stock selection, weighed on Fund performance for the reporting period. Notably, the lack of exposure to Tencent was a significant detractor from Fund performance. The Chinese Internet company delivered generally positive quarterly results over the review period and disclosed plans to monetize its WeChat platform. The company’s core gaming revenue continues to indicate that its growth rate is normalizing and it is experiencing some margin pressure, which we think the market has overlooked. The Fund does not hold the stock because we still are not sufficiently comfortable with Tencent’s corporate structure. The Fund’s holding in PetroChina was another detractor from performance for the reporting period. The oil and gas company’s exploration and production division saw relatively weak results over the period in the wake of the sharp global declines in oil prices, which overshadowed improvements in its downstream activities.3 While the operating environment remains difficult, the Chinese oil giant has low-cost reserves, backed by a solid balance sheet, in our view.

The Fund’s holdings in lender Standard Chartered and property developer City Developments also detracted from performance for the reporting period. Investors’ worries regarding Standard Chartered’s subdued earnings outlook were exacerbated by concerns over its exposure to commodities and emerging markets. The lender recently unveiled details of a long-awaited strategic review, which included plans to raise capital, cut costs and scrap its final dividend for 2015. We continue to believe in the strong value of the lender’s emerging-market franchise and think that management has taken the right steps to address its problems. The decline in shares of Singapore’s City Developments was attributable to weak investor sentiment towards the property sector amid expectations of an increase in interest rates and property cooling measures that the Singapore government implemented. However, we believe that the company’s underlying fundamentals remain intact. In our view, the company has a strong portfolio of land banks and properties globally, including its stake in Millennium & Copthorne Hotels, while we believe that its valuation remains attractive.

At the stock level, the Fund’s core holding in Samsung Electronics was the top contributor to performance for the reporting period, as the Korean conglomerate benefited from its moves to enhance shareholder value. Samsung announced that it would repurchase and cancel shares valued at 11.3 trillion won (roughly US$9.8 billion), as well as continue to grow its dividends. This marked the biggest buyback in its history and the first cancellation of shares in 10 years. Specifically, Samsung prioritized the repurchase of preferred shares, which the Fund holds, because they are more attractively valued.

Long-term investors appeared to be receptive to the announcement, while Samsung continued to reinvest into the growth of its business.

The Fund’s position in Indian mortgage lender HDFC also contributed to performance, as the company continued to enjoy healthy loan and margin growth while maintaining good asset quality through its rigorous credit-checking process. Fund performance also benefited from the lack of exposure to Australian banks given our concerns over sufficient capital adequacy and its reliance on wholesale funding.

1	PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.
2	Systemic risk represents the possibility that an event at a company level could trigger severe instability or the collapse of an entire industry or economy.
3	Downstream activities comprise the oil and gas operations that take place after the production phase, through to the point of sale.

Annual Report 2015

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited) (concluded)

Both ANZ Banking Group and Commonwealth Bank announced rights issues4 after the Australian financial regulator highlighted the need to strengthen their capital positions.

Our investment strategy was unchanged over the review period, as we maintained a disciplined focus on buying what we believed were high-quality companies at attractive prices. During the period, we saw some prospects emerge, particularly in China, as stocks were sold off indiscriminately amid the market turmoil, which tends to create potential opportunities for long-term investors. The valuations of some stocks that we had been monitoring from the sidelines fell to more attractive levels and, consequently, we took the opportunity to add these companies to the portfolio.

Regarding Fund activity over the reporting period, we initiated a position in Chinese cement company Anhui Conch. Although the domestic cement sector has slowed, the company has the industry’s lowest-cost production and a strong balance sheet, which we believe positions it well for a longer-term recovery. We also initiated holdings in Indonesian conglomerate Astra International and Hong Kong rail operator MTR Corp. Astra International is a proxy for the Indonesian economy, with interests spanning autos, commodities, financial services and infrastructure. The firm is part of the Jardine stable of companies; therefore, it shares the same management and financial discipline that we favor elsewhere in the Jardine group. MTR Corp. has expanding businesses in the region, particularly in China. We like its healthy operating cash flow and a rail-and-property model that allows it to be among the largest landowners in Hong Kong.

The Fund also received shares of Australian miner South32 via an in-specie distribution5 from the Fund’s existing holding in BHP Billiton, which we feel offers diversified commodities exposure and potential to extend the lifespan of its mines and cost-reduction efforts.

Conversely, we exited the Fund’s position in China Resources Enterprises after a period of strong relative price performance following a revised offer from the parent, China Resources Group, to privatize its non-beer business and acquire 20% of the beer business. We had a series of engagements with senior management and the board, as we felt that the initial offer undervalued the business; the company subsequently rewarded shareholders with an improved offer.

In our view, while the sharp Asian equity market turnaround at the end of the reporting period has provided a brief respite, we anticipate that market volatility may continue, particularly when the U.S. Federal Reserve hikes its benchmark interest rate for the first time in nearly a decade*. Meanwhile, we think that Asia, along with the broader developing economies, will have to adjust to slowing trade and investment flows as the impact of China’s economic slowdown reverberates worldwide. As bottom-up stock-pickers, however, we are not unduly worried about the macroeconomic environment because corporate balance sheets remain strong, and we feel that demographic trends in the region are supportive of longer-term growth. Some occasional underperformance may arise as a consequence of taking active decisions, in our opinion. We think that the Fund’s company holdings have been doing the right things in terms of managing their cash flows and balance sheets within the context of a challenging earnings growth environment, and we believe that they should be well-positioned to benefit from an improvement in the operating environment.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Parts of the Asia-Pacific region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, political and economic risks, and to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

4	A rights issue entitles a company’s existing shareholders to buy additional shares directly from the company in proportion to their existing holdings within a fixed timeframe.
5	The distribution of an asset in its present form, rather than selling it and distributing the cash.
*	On December 16, 2015, the Fed increased the benchmark rate by 0.25%, noting that it sees the risks to the outlook for both economic activity and the labor market as balanced.

2015 Annual Report

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2015)		1 Yr.		5 Yr.		Inception[1]
Class A2	w/o SC	(12.94%	)	0.47%		3.25%
	w/SC3	(17.96%	)	(0.72%	)	2.23%
Class C2	w/o SC	(13.42%	)	(0.04%	)	2.81%
	w/SC4	(14.25%	)	(0.04%	)	2.81%
Class R2,5	w/o SC	(13.17%	)	0.26%		3.07%
Institutional Service Class[5]	w/o SC	(12.73%	)	0.63%		3.37%
Institutional Class[5]	w/o SC	(12.68%	)	0.65%		3.41%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Fund commenced operations on November 16, 2009.
2	Returns before the first offering of Class A, Class C and Class R (February 28, 2012) are based on the previous performance of the Institutional Class. The performance of the Institutional Class is substantially similar to what Class A, Class C and Class R would have produced because all classes invest in the same portfolio of securities. Returns for Class A, Class C and Class R shares would only differ to the extent of the differences in expenses of the classes.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.

Annual Report 2015

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (Unaudited)

Performance of a $1,000,000* Investment (as of October 31, 2015)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Asia-Pacific (ex-Japan) Equity Fund, the Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex-Japan Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex-Japan Index is a free float-adjusted, market capitalization-weighted index that captures large and mid cap representation in the Asia Pacific region excluding Japan. The MSCI AC Asia Pacific ex-Japan Index consists of the following developed markets countries: Australia, Hong Kong, New Zealand and Singapore; and the following emerging markets countries: China, India, Indonesia, Korea, Malaysia, Philippines, Taiwan and Thailand.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Asset Allocation
Common Stocks	92.7%
Preferred Stocks	5.9%
Repurchase Agreement	2.0%
Liabilities in excess of other assets	(0.6%	)
	100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of October 31, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Financials	42.4%
Information Technology	11.9%
Materials	10.9%
Industrials	10.0%
Telecommunication Services	8.0%
Consumer Staples	6.9%
Consumer Discretionary	4.3%
Energy	2.7%
Health Care	1.5%
Other	1.4%
100.0%

Top Holdings*
Samsung Electronics Co. Ltd., Preferred Shares	5.9%
Oversea-Chinese Banking Corp. Ltd.	4.3%
Jardine Strategic Holdings Ltd.	3.8%
HSBC Holdings PLC	3.5%
AIA Group Ltd.	3.5%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.5%
Housing Development Finance Corp. Ltd.	3.4%
Rio Tinto PLC – London Listing	3.2%
City Developments Ltd.	3.1%
Singapore Telecommunications Ltd.	3.1%
Other	62.7%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
Hong Kong	21.0%
Singapore	18.4%
India	12.3%
Australia	10.0%
Republic of South Korea	7.5%
China	6.3%
Taiwan	5.4%
Philippines	4.2%
Malaysia	3.5%
Indonesia	3.3%
Other	8.1%
100.0%

2015 Annual Report

Statement of Investments

October 31, 2015

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (92.7%)
AUSTRALIA (10.0%)
Financials (3.0%)
QBE Insurance Group Ltd. (a)	858,150	$8,032,919
Health Care (1.5%)
CSL Ltd. (a)	62,600	4,161,038
Materials (5.5%)
BHP Billiton PLC — London Listing (a)	391,147	6,252,103
Rio Tinto PLC — London Listing (a)	231,134	8,423,730
		14,675,833
		26,869,790
CHINA (6.3%)
Energy (2.7%)
PetroChina Co. Ltd., H Shares (a)	9,110,000	7,120,484
Materials (0.6%)
Anhui Conch Cement Co. Ltd., H Shares (a)	495,000	1,510,393
Telecommunication Services (3.0%)
China Mobile Ltd. (a)	681,000	8,160,713
		16,791,590
HONG KONG (21.0%)
Consumer Staples (1.1%)
Dairy Farm International Holdings Ltd. (a)	424,900	2,797,543
Financials (13.9%)
AIA Group Ltd. (a)	1,620,800	9,492,864
Hang Lung Group Ltd. (a)	1,569,000	5,709,087
Hong Kong Exchanges and Clearing Ltd. (a)	61,100	1,594,209
HSBC Holdings PLC (a)	1,215,466	9,511,361
Swire Pacific Ltd., Class B (a)	3,772,500	8,198,546
Swire Properties Ltd. (a)	953,900	2,863,276
		37,369,343
Industrials (6.0%)
Jardine Matheson Holdings Ltd. (a)	54,800	2,979,823
Jardine Strategic Holdings Ltd. (a)	338,800	10,198,066
MTR Corp. Ltd. (a)	667,819	3,029,686
		16,207,575
		56,374,461
INDIA (12.3%)
Consumer Discretionary (1.3%)
Hero MotoCorp Ltd. (a)	87,000	3,436,554
Consumer Staples (1.9%)
ITC Ltd. (a)	974,000	4,972,990
Financials (4.6%)
Housing Development Finance Corp. Ltd. (a)	470,799	9,013,754
ICICI Bank Ltd. (a)	796,000	3,364,057
		12,377,811
Information Technology (2.5%)
Infosys Ltd. (a)	388,504	6,723,427
Materials (2.0%)
Grasim Industries Ltd. (a)	73,757	$4,186,995
UltraTech Cement Ltd. (a)	27,938	1,242,141
		5,429,136
		32,939,918
INDONESIA (3.3%)
Consumer Discretionary (2.0%)
Astra International Tbk PT (a)	12,541,900	5,391,495
Consumer Staples (1.0%)
Unilever Indonesia Tbk PT (a)	926,500	2,496,803
Financials (0.3%)
Bank Central Asia Tbk PT (a)	944,200	887,007
		8,775,305
MALAYSIA (3.5%)
Consumer Staples (1.3%)
British American Tobacco Bhd (a)	248,500	3,571,352
Financials (2.2%)
CIMB Group Holdings Bhd (a)	2,730,936	2,925,685
Public Bank Bhd (a)	669,500	2,814,713
		5,740,398
		9,311,750
PHILIPPINES (4.2%)
Financials (4.2%)
Ayala Corp. (a)	232,160	3,862,498
Bank of Philippine Islands (a)	4,031,915	7,273,662
		11,136,160
REPUBLIC OF SOUTH KOREA (1.6%)
Consumer Staples (1.6%)
E-Mart Co. Ltd. (a)	22,733	4,228,944
SINGAPORE (18.4%)
Financials (11.3%)
City Developments Ltd. (a)	1,471,000	8,324,847
DBS Group Holdings Ltd. (a)	427,275	5,253,366
Oversea-Chinese Banking Corp. Ltd. (a)	1,777,862	11,427,835
United Overseas Bank Ltd. (a)	374,235	5,434,183
		30,440,231
Industrials (4.0%)
Keppel Corp. Ltd. (a)	1,039,700	5,233,536
Singapore Technologies Engineering Ltd. (a)	2,349,000	5,536,540
		10,770,076
Telecommunication Services (3.1%)
Singapore Telecommunications Ltd. (a)	2,892,000	8,216,901
		49,427,208

See accompanying Notes to Financial Statements.

Annual Report 2015

Statement of Investments (concluded)

October 31, 2015

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

	Shares or Principal Amount	Value
TAIWAN (5.4%)
Information Technology (3.5%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	2,238,000	$9,430,184
Telecommunication Services (1.9%)
Taiwan Mobile Co. Ltd. (a)	1,643,100	5,172,586
		14,602,770
THAILAND (2.8%)
Materials (2.8%)
Siam Cement PCL, Foreign Shares (a)	601,600	7,639,449
UNITED KINGDOM (2.9%)
Financials (2.9%)
Standard Chartered PLC (a)	712,434	7,908,469
UNITED STATES (1.0%)
Consumer Discretionary (1.0%)
Yum! Brands, Inc.	37,577	2,664,585
Total Common Stocks		248,670,399
PREFERRED STOCKS (5.9%)
REPUBLIC OF SOUTH KOREA (5.9%)
Information Technology (5.9%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	15,152	15,825,954
Total Preferred Stocks		15,825,954
REPURCHASE AGREEMENT (2.0%)
UNITED STATES (2.0%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/30/2015, due 11/02/2015, repurchase price $5,380,000 collateralized by U.S. Treasury Note, maturing 11/15/2024; total market value of $5,488,525	$5,380,000	5,380,000
Total Repurchase Agreement		5,380,000
Total Investments (Cost $308,352,734) (b)—100.6%		269,876,353

Liabilities in excess of other assets—(0.6)%		(1,578,303)
Net Assets—100.0%		$268,298,050

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See accompanying Notes to Financial Statements.

2015 Annual Report

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

The Aberdeen Asia-Pacific Smaller Companies Fund (Institutional Class shares net of fees)1 returned -16.46% for the 12-month period ended October 31, 2015, versus the -7.09% return of its benchmark, the MSCI All Country (AC) Asia Pacific ex Japan Small Cap Index, during the same period. For broader comparison, the average return of the Fund’s peer category of Pacific Region Funds (consisting of 27 funds), as measured by Lipper, Inc., was -5.20% for the period.

Asian small-cap equities fell in U.S. dollar terms over the reporting period, underperforming the broader asset class, as measured by the MSCI AC Asia Pacific ex Japan Index. Most regional markets suffered substantial losses by the end of the period against a macroeconomic backdrop of soft economic activity and subdued inflation. Initial gains built on monetary stimulus were subsequently overshadowed by a steep correction, with China as a key source of turbulence.

For the first half of the reporting period, Chinese small-cap stocks returned nearly 30%, compared to the 9% gain of the benchmark MSCI AC Asia Pacific ex Japan Small Cap Index. While the Fund’s large underweight allocation to China versus the benchmark detracted significantly from performance over the first half of the reporting period, we became even more cautious about China’s equity markets, where we have selective exposure because of our corporate governance concerns. The disparity between the liquidity-driven rally and economic and corporate fundamentals became starker, which was magnified amid the eventual downturn. Regulators also appeared unnerved and cracked down on margin trading. This triggered a steep correction, along with a surprise devaluation of the Chinese yuan, China’s currency unit. Concerned about potential systemic risk,2 the Chinese government unleashed several support measures in a bid to stabilize investor sentiment. Notably, the Fund’s underweight position in China relative to the banchmark contributed positively to performance in the final six months of the review period, recouping some of the initial losses in that market.

Meanwhile, the plunge in global commodity prices over the reporting period also hurt the stock markets and currencies of natural resources-dependent countries, such as Indonesia and Malaysia. Investors worried about the impact of shrinking government revenues and economic growth, while country-specific risks also eroded sentiment. Political concerns and delays in public spending weighed on investment activity and confidence in both markets, which were further exacerbated by depreciating currencies. Elsewhere, Thai stocks fell captive to investors’ economic concerns, as sputtering exports and waning consumer spending depressed gross domestic product (GDP) growth. In an effort to boost growth and shore up markets amid worries of a spillover from China’s slowdown, all three countries announced significant stimulus measures.

Bucking the trend was Korea, which was the only Asian market to deliver double-digit percentage gains over the 12-month reporting period. Korea’s outperformance versus its regional peers was driven by the pharmaceutical and cosmetics sectors, which enjoyed a strong run despite sluggish consumer sentiment following the sinking of the Sewol ferry, in which more than 300 passengers and crew members died, as well as the Middle East Respiratory Syndrome (MERS) outbreak. On the economic front in Korea, exports remained weak and inventory levels remained high. Indian small-cap stocks also performed relatively well over the review period, which we believe was supported by disciplined monetary policy easing by the central bank.

Fund performance for the reporting period was hindered by the overweight exposure to the Association of Southeast Asian Nations (ASEAN) region3 relative to the Fund’s benchmark. Specifically, holdings in Indonesia and Malaysia detracted from performance, as broader macroeconomic and political concerns weighed on those markets, in tandem with depreciating domestic currencies.

The primary individual stock detractors from Fund performance included Malaysian retailer Aeon Co., a core Fund holding, which was hampered by higher costs of opening new stories and weaker consumer confidence after the government implemented the goods and services tax in April 2015. We maintain the Fund’s position in the company because we like its established brand, wide store network and pipeline of new malls. Among the Fund’s Indonesian holdings, cement-maker Holcim Indonesia’s shares fell on the back of soft demand, rising labor and electricity costs, and a postponement of infrastructure projects. The opening of its new plant was also delayed. Nonetheless, we remain comfortable with holding the stock because we believe that the company is well-managed and supported by a robust balance sheet. The holding in Astra Otoparts also detracted from performance over the period, as the automotive components manufacturer reported lower profits in a weak auto market but continued to cut costs in a bid to support margins. The position in confectionery producer Petra Foods also weighed on Fund performance. The company reported relatively disappointing results during the reporting period attributable to a “double whammy” of weak demand in Indonesia, its core market, and higher raw material costs as a result of the depreciating rupiah, the Indonesian currency unit.

Despite the short-term performance setback, we maintain a positive view on the ASEAN region, as we feel that it has favorable demographics: a growing middle class and increased urbanization. We favor consumer-related stocks that we believe are poised to benefit from the region’s growing domestic consumption and changing spending habits. These are typically cash-generative businesses with significant competitive advantages in terms of scale, distribution and market share.

Fund performance for the reporting period benefited from the exposure to drug-maker Sanofi India, which is not a constituent of the benchmark MSCI AC Asia Pacific ex Japan Index. The company, in which France’s Sanofi Aventis has a 60% ownership interest, announced price hikes for its key brands, boosting gross margins.

1	PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.
2	Systemic risk represents the possibility that an event at a company level could trigger severe instability or the collapse of an entire industry or economy.
3	The ASEAN nations comprise Indonesia, Malaysia, Philippines, Singapore, Thailand, Brunei, Darussalam, Vietnam, Laos, Myanmar and Cambodia.

Annual Report 2015

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited) (concluded)

Shares of Fund holding Bumrungrad Hospital of Thailand also performed well, with higher revenues and brisk foreign-patient traffic driving its quarterly earnings over the period. The company also created a subsidiary in Myanmar to funnel referrals to its main hospital in Bangkok. Elsewhere, the Fund’s position in Korean retail group Shinsegae contributed to performance. The shares rose amid speculation that the company would win a duty-free retail license. As of late November 2015, Shinsegae was awarded a duty-free retail license in Seoul.

Our investment strategy remained unchanged, with a disciplined focus on buying what we viewed as high-quality companies at the right price. During the reporting period, we saw some prospects emerge, particularly in China. Stocks sold off indiscriminately amid the market turmoil, which may create opportunities for long-term investors. We believed that the valuations of some stocks that we had been monitoring from the sidelines fell to more attractive levels and, consequently, we took the opportunity to add these companies to the Fund.

During the reporting period, we initiated a holding in Towngas China, a subsidiary of Hong Kong & China Gas. The company has multiple city gas projects across the mainland and is expanding its footprint as it continues to acquire new projects in different geographies. We also established a new position in Kerry Logistics, a Hong Kong-based regional provider of logistics services that we believe has scope to improve profitability as it builds scale and deepens its customer relationships. Another new holding was Tong Ren Tang Technologies, which manufactures traditional Chinese medicine for the Tong Ren Tang Group. We feel that the company has a strong and growing product portfolio, and we are confident in the management team’s ability to diversify its revenue mix.

In Indonesia, we purchased shares of Ace Hardware, a home improvement retailer that is benefiting from growth in domestic demand, and XL Axiata, a telecom that has grown from a distant rival to a strong challenger for incumbent market leader Telkomsel. Malaysian-listed Axiata Group owns Axiata XL.

Conversely, we sold several holdings that in our view had deteriorating growth prospects or expensive valuations. This included India’s Godrej Consumer Products, which had grown significantly over the past several years and had contributed positively to the Fund’s performance. We sold the shares because its market capitalization had grown above US$5 billion. We used the proceeds to initiate positions in small-cap stocks that better fit the Fund’s market-cap constraints.

Separately, as a result of a corporate action, the Fund’s holding in Indian IT company CMC were swapped for shares of Tata Consultancy Services (TCS), its parent company, in a bid to benefit from cost-savings from economies of scale.

In our view, while the sharp Asian small-cap equity market turnaround at the end of the reporting period has provided a brief respite, we anticipate that market volatility may continue, particularly when the U.S. Federal Reserve hikes its benchmark interest rate for the first time in nearly a decade*. Meanwhile, we think that Asia, along with the broader developing economies, will have to adjust to slowing trade and investment flows as the impact of China’s economic slowdown reverberates worldwide. As bottom-up stock-pickers, however, we are not unduly worried about the macroeconomic environment because we believe that corporate balance sheets remain strong, and we feel that demographic trends in the region are supportive of longer-term growth. Some occasional underperformance may arise as a consequence of taking active decisions, in our opinion. We think that the Fund’s company holdings have been doing the right things in terms of managing their cash flows and balance sheets within the context of a challenging earnings growth environment, and we believe that they should be well-positioned to benefit from an improvement in the operating environment.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asia-Pacific region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Parts of the Asia-Pacific region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, political and economic risks, and to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging markets countries.

Equity stocks of small-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

*	On December 16, 2015, the Fed increased the benchmark rate by 0.25%, noting that it sees the risks to the outlook for both economic activity and the labor market as balanced.

2015 Annual Report

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2015)		1 Yr.		Inception[1]
Class A	w/o SC	(16.80%	)	0.96%
	w/SC2	(21.60%	)	(0.41%	)
Class C	w/o SC	(17.33%	)	0.24%
	w/SC3	(18.13%	)	0.24%
Class R4	w/o SC	(16.70%	)	0.63%
Institutional Service Class[4]	w/o SC	(16.54%	)	1.49%
Institutional Class[4]	w/o SC	(16.46%	)	1.26%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Fund commenced operations on June 28, 2011.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Annual Report 2015

Aberdeen Asia-Pacific Smaller Companies Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Asia-Pacific Smaller Companies Fund, Morgan Stanley Capital International All Country (MSCI AC) Asia Pacific ex-Japan Small Cap Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI AC Asia Pacific ex-Japan Small Cap Index is a free float-adjusted, market capitalization-weighted index that captures small cap representation across the Asia Pacific region excluding Japan and including the following developed markets countries: Australia, Hong Kong, New Zealand and Singapore; and the following emerging markets countries: China, India, Indonesia, Korea, Malaysia, Philippines, Taiwan and Thailand.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Asset Allocation
Common Stocks	97.0%
Warrants	0.1%
Other assets in excess of liabilities	2.9%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of October 31, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Financials	26.4%
Consumer Discretionary	20.0%
Industrials	13.8%
Materials	11.4%
Consumer Staples	10.2%
Information Technology	6.0%
Health Care	4.8%
Utilities	2.4%
Energy	1.1%
Telecommunication Services	1.0%
Other	2.9%
100.0%

Top Holdings
Millennium & Copthorne Hotels PLC	2.8%
Multi Bintang Indonesia Tbk PT	2.6%
Bukit Sembawang Estates Ltd.	2.5%
Aeon Co. (M) Bhd	2.5%
Dah Sing Financial Holdings Ltd.	2.5%
Oriental Holdings Bhd	2.1%
United Plantations Bhd	2.1%
Shangri-La Hotels Malaysia Bhd	2.0%
Yingde Gases Group Co. Ltd.	2.0%
Convenience Retail Asia Ltd.	1.9%
Other	77.0%
100.0%

Top Countries
Malaysia	15.2%
Singapore	15.0%
Hong Kong	13.9%
Indonesia	13.4%
India	10.4%
Thailand	8.9%
Republic of South Korea	5.6%
China	4.6%
Philippines	2.9%
United Kingdom	2.8%
Other	7.3%
100.0%

2015 Annual Report

Statement of Investments

October 31, 2015

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.0%)
AUSTRALIA (1.6%)
Consumer Discretionary (0.4%)
ARB Corp. Ltd. (a)	3,191	$33,447
Financials (0.3%)
Shopping Centres Australasia Property Group, REIT (a)	17,000	24,842
Industrials (0.9%)
Cabcharge Australia Ltd. (a)	37,416	74,885
		133,174
CHINA (4.6%)
Energy (1.1%)
Green Dragon Gas Ltd. (a)(b)	22,576	88,749
Greka Engineering & Technology Ltd. (b)	121,761	1,267
		90,016
Financials (1.5%)
Yanlord Land Group Ltd. (a)	165,000	122,919
Materials (2.0%)
Yingde Gases Group Co. Ltd. (a)	359,500	159,752
		372,687
HONG KONG (13.9%)
Consumer Discretionary (3.2%)
Giordano International Ltd. (a)	200,000	108,091
Hongkong & Shanghai Hotels Ltd. (The)	103,140	117,238
Texwinca Holdings Ltd. (a)	32,000	30,977
		256,306
Consumer Staples (1.9%)
Convenience Retail Asia Ltd.	330,000	155,407
Financials (4.0%)
Aeon Credit Service (Asia) Co. Ltd. (a)	58,000	42,359
Dah Sing Financial Holdings Ltd. (a)	36,138	202,776
Public Financial Holdings Ltd. (a)	160,000	76,611
		321,746
Industrials (3.8%)
Hong Kong Aircraft Engineering Co. Ltd. (a)	8,000	64,965
Kerry Logistics Network Ltd. (a)	91,000	135,349
Pacific Basin Shipping Ltd. (a)	352,000	103,214
		303,528
Telecommunication Services (0.5%)
Asia Satellite Telecommunications Holdings Ltd. (a)	28,000	41,626
Utilities (0.5%)
Towngas China Co. Ltd. (a)	63,000	42,476
		1,121,089
INDIA (10.4%)
Health Care (2.4%)
Piramal Enterprises Ltd.	3,865	$55,539
Sanofi India Ltd. (a)	1,963	134,927
		190,466
Industrials (1.3%)
Container Corp. of India (a)	5,170	104,766
Information Technology (2.2%)
MphasiS Ltd.	16,686	120,399
Tata Consultancy Services Ltd. (a)	1,497	57,183
		177,582
Materials (3.5%)
Castrol (India) Ltd. (a)	10,285	72,668
Kansai Nerolac Paints Ltd. (a)	20,390	78,012
Ramco Cements Ltd. (The) (a)	23,161	130,357
		281,037
Utilities (1.0%)
Gujarat Gas Ltd. (b)	10,000	85,240
		839,091
INDONESIA (13.4%)
Consumer Discretionary (1.8%)
Ace Hardware Indonesia Tbk PT (a)	950,000	46,248
Astra Otoparts Tbk PT (a)	811,900	100,502
		146,750
Consumer Staples (5.4%)
M.P. Evans Group PLC	17,929	106,273
Multi Bintang Indonesia Tbk PT (a)	300,000	204,529
Petra Foods Ltd.	70,800	122,304
		433,106
Financials (2.5%)
Bank OCBC NISP Tbk PT (b)	559,895	51,030
Bank Permata Tbk PT (a)	1,871,261	150,242
		201,272
Industrials (1.5%)
AKR Corporindo Tbk PT (a)	285,300	122,539
Materials (1.7%)
Holcim Indonesia Tbk PT (a)	1,820,400	139,163
Telecommunication Services (0.5%)
XL Axiata Tbk PT (a)(b)	175,000	39,614
		1,082,444
MALAYSIA (15.2%)
Consumer Discretionary (7.2%)
Aeon Co. (M) Bhd (a)	308,200	203,164
Oriental Holdings Bhd	104,900	171,415
Panasonic Manufacturing Malaysia Bhd	8,600	43,660
Shangri-La Hotels Malaysia Bhd	112,900	160,047
		578,286

See accompanying Notes to Financial Statements.

Annual Report 2015

Statement of Investments (continued)

October 31, 2015

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
Consumer Staples (2.9%)
United Malacca Bhd	47,000	$66,299
United Plantations Bhd	27,700	170,868
		237,167
Financials (2.9%)
Alliance Financial Group Bhd (a)	143,600	119,518
SP Setia Bhd	91,234	70,082
YNH Property Bhd (b)	95,942	41,762
		231,362
Industrials (0.8%)
Pos Malaysia Bhd	76,500	69,092
Materials (1.4%)
Batu Kawan Bhd	7,500	30,500
Tasek Corp. Bhd (a)	23,900	83,416
		113,916
		1,229,823
NETHERLANDS (0.4%)
Information Technology (0.4%)
ASM International NV (a)	820	31,281
PHILIPPINES (2.9%)
Consumer Discretionary (0.7%)
Jollibee Foods Corp. (a)	13,420	58,923
Financials (0.7%)
Cebu Holdings, Inc. (a)	479,500	51,987
Industrials (0.6%)
Asian Terminals, Inc.	184,200	44,299
Utilities (0.9%)
Manila Water Co., Inc. (a)	148,400	75,425
		230,634
REPUBLIC OF SOUTH KOREA (5.6%)
Consumer Discretionary (1.8%)
Shinsegae Co. Ltd. (a)	719	146,298
Financials (3.8%)
BNK Financial Group, Inc. (a)	12,639	154,749
DGB Financial Group, Inc. (a)	16,747	155,344
		310,093
		456,391
SINGAPORE (15.0%)
Financials (7.7%)
Bukit Sembawang Estates Ltd.	60,500	203,840
CDL Hospitality Trusts, REIT (a)	55,000	53,102
Far East Hospitality Trust, REIT (a)	190,000	90,854
Hong Leong Finance Ltd. (a)	25,000	42,436
Wheelock Properties (Singapore) Ltd. (a)	140,000	152,178
Yoma Strategic Holdings Ltd. (a)(b)	251,333	77,010
		619,420
Health Care (1.5%)
Raffles Medical Group Ltd. (a)	40,229	$123,412
Industrials (2.8%)
ComfortDelGro Corp. Ltd. (a)	34,500	74,644
SATS Ltd. (a)	25,400	68,646
Singapore Post Ltd. (a)	60,400	81,531
		224,821
Information Technology (1.7%)
Venture Corp. Ltd. (a)	23,300	137,311
Materials (1.3%)
Straits Trading Co. Ltd. (a)	63,500	108,258
		1,213,222
SRI LANKA (2.3%)
Financials (0.3%)
Commercial Bank of Ceylon PLC (a)	24,743	27,333
Industrials (2.0%)
Aitken Spence & Co. PLC	69,381	45,482
John Keells Holdings PLC (a)	89,933	111,675
		157,157
		184,490
THAILAND (8.9%)
Consumer Discretionary (2.1%)
BEC World PCL, Foreign Shares	113,200	100,126
Minor International PCL, Foreign Shares	81,000	69,383
		169,509
Financials (2.7%)
AEON Thana Sinsap Thailand PCL, NVDR	36,600	101,359
Tisco Financial Group PCL, Foreign Shares	117,000	121,725
		223,084
Health Care (0.9%)
Bumrungrad Hospital PCL, Foreign Shares	11,600	70,355
Information Technology (1.7%)
Hana Microelectronics PCL, Foreign Shares	138,900	134,650
Materials (1.5%)
Siam City Cement PCL, Foreign Shares	13,100	124,355
		721,953
UNITED KINGDOM (2.8%)
Consumer Discretionary (2.8%)
Millennium & Copthorne Hotels PLC	30,090	223,445
Total Common Stocks		7,839,724
WARRANTS (0.1%)
SRI LANKA (0.1%)
Industrials (0.1%)
John Keells Holdings PLC, expires 11/11/16 (b)	8,644	2,107
John Keells Holdings PLC, expires 11/12/15 (b)	8,644	854
		2,961

See accompanying Notes to Financial Statements.

2015 Annual Report

Statement of Investments (concluded)

October 31, 2015

Aberdeen Asia-Pacific Smaller Companies Fund

	Shares or Principal Amount	Value
THAILAND (0.0%)
Consumer Discretionary (0.0%)
Minor International PLC, expires 11/03/17 (b)	16,500	$1,484
Total Warrants		4,445
Total Investments (Cost $10,355,841) (c)—97.1%		7,844,169

Other assets in excess of liabilities—2.9%		231,968
Net Assets—100.0%		$8,076,137

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
NVDR	Non-Voting Depositary Receipt
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Annual Report 2015

Aberdeen China Opportunities Fund (Unaudited)

The Aberdeen China Opportunities Fund (Institutional Class shares net of fees)1 returned -9.27% for the 12-month period ended October 31, 2015, versus the -1.02% return of its benchmark, the MSCI Zhong Hua Index, during the same period. For broader comparison, the average return of the Fund’s peer category of China Region Funds (consisting of 50 funds), as measured by Lipper, Inc., was 0.07% for the period.

Marginal equity losses in China and Hong Kong masked high market volatility over the reporting period, set against a backdrop of decelerating economic growth on the mainland. At the beginning of the period, markets traded within a tight range, as optimism over the Chinese central bank’s unexpected rate cut and the launch of a stock-trading link between Hong Kong and Shanghai was counterbalanced by concerns over weak economic data. Markets subsequently rose sharply until early 2015, as China’s central bank aggressively eased monetary policy, including cutting its benchmark interest rate three times. There was also a spike in margin lending to retail investors, who were keen to jump on the bull-market bandwagon. The “irrational exuberance” was most evident in A-shares, in our opinion, and spilled over to the Hong Kong market. Furthermore, the Chinese government indicated that it was open to further policy easing after lowering its gross domestic product (GDP) growth target to 7% from 7.5%, given the dimmer economic outlook.

In early 2015, we became more wary of the growing disconnect between the liquidity-driven rally and economic and corporate fundamentals, which was magnified amid the eventual downturn. Regulators also appeared unnerved and cracked down on margin trading. This triggered a steep correction. Amid concerns of potential systemic risk,2 Beijing established several support measures in an effort to stabilize market sentiment. Investors, however, interpreted the yuan’s surprise devaluation as a desperate attempt to lift growth rather than a move to advance the internationalization of the currency. Towards the end of the reporting period, equities rebounded, buoyed by a raft of fresh policies, including more interest rate cuts. The highlight was the Central Committee’s thirteenth five-year plan – covering economic, financial and social reforms – that sought to rebalance growth and reinvigorate a decelerating economy.3

The lack of exposure to Tencent detracted significantly from the Fund’s performance relative to the benchmark for the reporting period, as the Internet services company delivered positive quarterly results and disclosed plans to monetize its WeChat platform. The company’s core gaming revenue continues to indicate normalizing growth and some margin pressure, which seems to be overlooked by the market. We have not held it in the Fund because we have yet to be sufficiently comfortable with the company’s corporate structure. Shares of the Fund’s largest holding as of the end of the period, conglomerate Jardine Strategic, fell sharply as one of its core businesses, Astra International, grappled with rising competition in the auto distribution segment amid a difficult macroeconomic environment in Indonesia. Returns were further crimped by the relative weakness of the rupiah, the Indonesian currency unit. While we are aware of the short-term challenges, we believe that Indonesia remains attractive and Astra International appears well-placed to tap this potential. The Fund’s holding in Hang Lung Group also hindered Fund performance, as the company saw returns at its newer malls dampened by the current economic downturn and tougher conditions in the office leasing market. The company’s underlying profits fell marginally in the first half of 2015, as higher rentals in its Hong Kong investment portfolio mitigated sluggish results in China. While volatility may persist, our view is that rental income will rise over the longer term.4 We think that Hang Lung Group has a robust balance sheet and is well positioned to capture any rebound. Among other detractors from performance, Shangri-La Asia’s earnings for the first half of its 2015 fiscal year did not meet the market’s expectations. The operating environment remained challenging for its hotels, with losses deepening in China. Nonetheless, the company’s investment property business continues to grow in its contribution to its overall business results, while many of the group’s quality hotel assets have yet to be priced into the current share price, in our view. Our dialogue with the company’s management indicates that they have not ruled out possible asset sales, which may potentially serve to remind the market of the value of its various properties and trigger an upturn in the stock price.

The primary contributors to Fund performance for the reporting period included China Merchants Bank, as mainland banks and insurers were key beneficiaries of the liquidity-driven rally in the Chinese equity market. The company posted stable results over the reporting period, with double-digit percentage growth in net interest income. Although non-performing loans have been rising across the industry, we feel that the lender’s fee income remains solid relative to its peers. The position in property developer China Vanke also lifted the Fund’s relative return, as improving sales bolstered its third-quarter 2015 earnings. Another solid-performing holding was railway operator MTR Corp., which in our view reported healthy profit growth over the reporting period on the back of higher property contributions. Additionally, the Fund’s lack of exposure to Galaxy Entertainment contributed positively, as the Macau-based gaming company was hurt by slowing revenue growth and tighter gambling regulations.

During the reporting period, we initiated a position in energy and environmental services company China Conch Venture Holdings, which owns Anhui Conch Cement, the biggest mainland cement-maker. We believe that China Conch Venture may potentially benefit

1	PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.
2	Systemic risk represents the possibility that an event at a company level could trigger severe instability or the collapse of an entire industry or economy.
3	China’s thirteenth five-year plan establishes the government’s social and economic policies for the next five years (2016-2020).
4	Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

2015 Annual Report

Aberdeen China Opportunities Fund (Unaudited) (concluded)

from further consolidation in its industry. The stock also provides the Fund with exposure to another facet of its business – energy preservation and environmental protection (in areas such as residual heat power, waste incineration and green building materials). We participated in Fuyao Glass’ H-shares5 initial public offering, as we believed that it was priced at an attractive discount relative to the A-shares.6 Fuyao is the biggest maker of automotive glass in China. The company has a track record of generating robust cash flow and above-average margins, and in our view is backed by operational and financial discipline. We also established a new holding in Hangzhou Hikvision, which is listed on the Shenzhen Stock Exchange and is the largest mainland producer of video-surveillance products. The company has benefited from increased security needs of government and private sectors both locally and abroad. Finally, we initiated a position in Tong Ren Tang Technologies, which manufactures traditional Chinese medicine for the Tong Ren Tang Group. We believe that the company has a strong and growing portfolio, and we are confident in the management team’s ability to diversify its revenue mix.

Conversely, we exited the Fund’s position in China Resources Enterprises after a period of strong relative price performance following a revised offer from the parent, China Resources Group, to privatize its non-beer business and acquire 20% of the beer business. We had a series of engagements with senior management and the board, as we felt that the initial offer undervalued the business; the company subsequently rewarded shareholders with an improved offer.

In our opinion, the key risk for the Chinese equity market lies in whether Beijing is able to deftly juggle seemingly conflicting policy objectives, such as facilitating reforms and supporting economic growth, while ensuring stable financial markets. We view the latest cuts in interest rates as a concrete step to support the economy. Further easing could be in the works, given that export data generally did not meet the market’s expectations and the services sector lost ground in October. Encouragingly, in our view, the Chinese government remains focused on economic restructuring and reforms, including liberalization of capital and currency markets. We believe that these factors likely will benefit Fund performance over the long run.

Portfolio Management:

Aberdeen Asia-Pacific Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in China and Hong Kong subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage) and differing legal standards.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, political and economic risks, and to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

5	H-shares of mainland China-based companies are listed on the Hong Kong Stock Exchange or other foreign exchange.
6	A-shares of mainland China-based companies trade on Chinese stock exchanges such as the Shanghai Stock Exchange and the Shenzhen Stock Exchange.

Annual Report 2015

Aberdeen China Opportunities Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2015)		1 Yr.		5 Yr.		10 Yr.
Class A	w/o SC	(9.50%	)	(1.59%	)	9.97%
	w/SC2	(14.70%	)	(2.75%	)	9.32%
Class C	w/o SC	(10.18%	)	(2.31%	)	9.16%
	w/SC3	(11.06%	)	(2.31%	)	9.16%
Class R4	w/o SC	(9.83%	)	(1.94%	)	9.63%
Institutional Service Class[4]	w/o SC	(9.30%	)	(1.34%	)	10.25%
Institutional Class[4]	w/o SC	(9.27%	)	(1.35%	)	10.23%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) for periods prior to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2015 Annual Report

Aberdeen China Opportunities Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen China Opportunities Fund, Morgan Stanley Capital International (MSCI) Zhong Hua Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Zhong Hua Index is a free float-adjusted, market capitalization-weighted index that is an aggregate of the MSCI Hong Kong Index and the MSCI China Index. The MSCI Hong Kong Index is designed to measure the performance of the large and mid-cap segments of the Hong Kong market.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment returns and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Asset Allocation
Common Stocks	94.5%
Other assets in excess of liabilities	5.5%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of October 31, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Financials	34.7%
Industrials	19.2%
Consumer Discretionary	16.8%
Energy	6.6%
Telecommunication Services	4.8%
Information Technology	3.4%
Materials	2.9%
Consumer Staples	2.6%
Health Care	1.9%
Utilities	1.6%
Other	5.5%
100.0%

Top Holdings
Jardine Strategic Holdings Ltd.	6.5%
AIA Group Ltd.	5.3%
MTR Corp. Ltd.	5.1%
Swire Pacific Ltd., Class B	4.7%
HSBC Holdings PLC	4.5%
China Merchants Bank Co. Ltd., A Shares	3.9%
China Mobile Ltd.	3.7%
China Vanke Co. Ltd., A Shares	3.4%
Hang Lung Group Ltd.	3.2%
PetroChina Co. Ltd., H Shares	2.9%
Other	56.8%
100.0%

Top Countries
Hong Kong	65.2%
China	28.0%
United States	1.3%
Other	5.5%
100.0%

Annual Report 2015

Statement of Investments

October 31, 2015

Aberdeen China Opportunities Fund

	Shares or Principal Amount	Value
COMMON STOCKS (94.5%)
CHINA (28.0%)
Consumer Discretionary (1.3%)
Fuyao Glass Industry Group Co. Ltd., H Shares (a)(b)(c)	105,600	$225,754
Energy (6.6%)
CNOOC Ltd. (b)	330,000	371,881
Green Dragon Gas Ltd. (a)(b)	58,000	228,006
Greka Drilling Ltd. (a)	225,000	18,557
Greka Engineering & Technology Ltd. (a)	174,000	1,811
PetroChina Co. Ltd., H Shares (b)	620,000	484,599
		1,104,854
Financials (8.8%)
China Merchants Bank Co. Ltd., A Shares (b)(d)	234,000	662,157
China Vanke Co. Ltd., A Shares (b)(d)	263,000	567,176
Yanlord Land Group Ltd. (b)	341,000	254,032
		1,483,365
Health Care (1.9%)
Tong Ren Tang Technologies Co. Ltd., H Shares (b)	208,000	325,421
Industrials (2.0%)
China Conch Venture Holdings Ltd. (b)	148,000	336,595
Information Technology (1.8%)
Hangzhou Hikvision Digital Technology Co. Ltd., A Shares (b)(d)	54,500	298,137
Materials (1.9%)
Huaxin Cement Co. Ltd., B Shares (b)	107,240	71,284
Yingde Gases Group Co. Ltd. (b)	573,000	254,627
		325,911
Telecommunication Services (3.7%)
China Mobile Ltd. (b)	52,000	623,138
		4,723,175
HONG KONG (65.2%)
Consumer Discretionary (14.2%)
AEON Stores (Hong Kong) Co. Ltd.	286,500	281,118
Giordano International Ltd. (b)	672,000	363,188
Global Brands Group Holding Ltd. (a)(b)	1,584,380	328,481
Hongkong & Shanghai Hotels Ltd. (The)	310,624	353,082
Li & Fung Ltd. (b)	316,380	256,885
Samsonite International SA	105,800	313,963
Shangri-La Asia Ltd. (b)	370,000	337,660
Texwinca Holdings Ltd. (b)	160,000	154,884
		2,389,261
Consumer Staples (2.6%)
Convenience Retail Asia Ltd.	172,000	81,000
Dairy Farm International Holdings Ltd. (b)	54,700	360,145
		441,145
Financials (25.9%)
AIA Group Ltd. (b)	153,800	900,791
Dah Sing Banking Group Ltd. (b)	170,240	322,601
Hang Lung Group Ltd. (b)	147,000	534,886
Hang Lung Properties Ltd. (b)	20,000	48,988
Hong Kong Exchanges and Clearing Ltd. (b)	7,127	185,956
HSBC Holdings PLC (b)	97,719	764,679
Standard Chartered PLC (HK Listing) (b)	36,049	397,179
Swire Pacific Ltd., Class A (b)	2,000	23,184
Swire Pacific Ltd., Class B (b)	362,500	787,799
Swire Properties Ltd. (b)	135,800	407,625
		4,373,688
Industrials (17.2%)
Hong Kong Aircraft Engineering Co. Ltd. (b)	30,400	246,865
Jardine Strategic Holdings Ltd. (b)	36,600	1,101,680
Kerry Logistics Network Ltd. (b)	253,000	376,299
MTR Corp. Ltd. (b)	187,844	852,190
Pacific Basin Shipping Ltd. (b)	1,086,000	318,439
		2,895,473
Information Technology (1.6%)
ASM Pacific Technology Ltd. (b)	37,100	263,434
Materials (1.0%)
Hung Hing Printing Group Ltd. (b)	1,288,000	164,271
Telecommunication Services (1.1%)
Asia Satellite Telecommunications Holdings Ltd. (b)	125,500	186,575
Utilities (1.6%)
Hong Kong & China Gas Co. Ltd. (b)	133,890	271,812
		10,985,659
UNITED STATES (1.3%)
Consumer Discretionary (1.3%)
Yum! Brands, Inc.	3,074	217,977
Total Common Stocks		15,926,811
Total Investments (Cost $19,144,886) (e)—94.5%		15,926,811

Other assets in excess of liabilities—5.5%		927,186
Net Assets—100.0%		$16,853,997

(a)	Non-income producing security.
(b)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	China A Shares. These shares are issued in local currency, traded in the local stock markets and are held through a qualified foreign institutional investor license.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See accompanying Notes to Financial Statements.

2015 Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

The Aberdeen Emerging Markets Fund (Institutional Class shares net of fees)1 returned -14.05% for the 12-month period ended October 31, 2015, versus the -14.22% return of its benchmark, the MSCI Emerging Markets (EM) Index, during the same period. For broader comparison, the average return of the Fund’s peer category of Emerging Markets Funds (consisting of 350 funds), as measured by Lipper, Inc., was -15.02% for the period.

Emerging-market equities declined over the reporting period. Stock markets were relatively resilient early in the period, even staging a rally in the first quarter of 2015 on the back of a wave of global monetary easing. Nonetheless, investors were subsequently alarmed by a raft of negative catalysts, including plummeting commodity prices, political uncertainty, Greece’s protracted financial crisis, and renewed concerns over the severity of China’s economic slowdown. The U.S. Federal Reserve’s (Fed’s) mixed signals on interest–rate policy added to the uncertainty in the markets. However, emerging markets benefited from a revival in investors’ risk appetite toward the end of the review period, buoyed by prospects for continued monetary stimulus in Europe and China. However, the upturn was “too little, too late” to recoup losses from the earlier market rout.

At the stock level, the Fund’s holding in Hong Kong-based insurer AIA Group was a significant contributor to performance for the reporting period. The company posted positive results that indicated business acceleration in China, as well as strong momentum across its Southeast Asian operations. Fund performance also benefited from an overweight allocation to India relative to the benchmark MSCI EM Index, as India was among the strongest-performing markets during the period. Indian equities rose sharply as the new government enacted economic reforms, while weaker oil prices kept inflation tame and expedited interest rate cuts. The Fund’s positions in mortgage lender HDFC Bank and software company Infosys also were among the top contributors to performance for the reporting period. Additionally, the Fund’s holding in Polish food retailer Jeronimo Martins had a positive impact on Fund performance; the company continued its steady share price recovery as it began to implement its strategic plan to address the challenges in the local food retail market.

Conversely, Brazilian equities tumbled and the real continued to depreciate after Standard & Poor’s (S&P’s)2 downgrade of the nation’s debt. Banco Bradesco and miner Vale were among the largest detractors from the Fund’s relative performance versus the benchmark MSCI EM Index, as the companies’ shares fell in tandem with the local benchmark, the MSCI Brazil Index. However, Banco Bradesco’s corporate results remained relatively strong during the reporting period, with healthy growth in net interest and fee income offsetting higher loan loss provisions. Vale’s earnings also generally exceeded the market’s expectations. Despite the decline in sales, costs (particularly in iron ore) were sharply lower because of a favorable currency translation effect, higher volumes and greater efficiency. The Fund’s lack of exposure to Tencent was another detractor, as the Chinese Internet company recorded positive quarterly results and disclosed plans to monetize its WeChat platform. The Fund does not hold the stock because we are not sufficiently comfortable with its corporate structure.

Regarding Fund activity over the period, we sold the Fund’s shares in Brazilian oil and gas exploration and production company Petrobras given our growing concerns over governance shortcomings and its deteriorating ability to repay its debt, as well as Thai oil and gas company PTT Exploration & Production (PTTEP), as we believe that there are better opportunities elsewhere. We also exited the position in tobacco company Souza Cruz by tendering the shares to parent British American Tobacco (BAT), which plans to delist the Brazilian subsidiary. In contrast, we initiated three holdings over the reporting period, including MTN Group, a South African telecom operator with an established presence in key African markets; Indocement Tunggal Prakarsa, an Indonesia exchange-listed subsidiary of Germany-based HeidelbergCement Group, which manufactures and distributes cement and other building materials in Indonesia; and Brasil Foods, a leading Brazilian food producer that sells poultry, pork, beef, processed and dairy products globally.

In our view, the global stock market rally towards the end of the reporting period may have brought some relief to investors after a punishing year, but emerging-market equities still face several headwinds. In our view, the possibility of a U.S. interest rate increase in the near future may continue to weigh on investor sentiment. We believe that developing economies also will have to adjust to a slowdown in trade and investment flows, as global economic growth decelerates. On a more positive note, emerging-market government balance sheets generally are in better shape than they were during the “taper tantrum” of 2013, which we feel puts them in a better position to cope with higher U.S. interest rates. While we think that the Fund may be vulnerable to stock market turbulence, our view is that markets ultimately reward well-run companies. Despite the uncertainty and challenging operating environment, we have been encouraged by the corporate results of the Fund’s holdings, which have largely remained healthy, in our view.

1	PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.
2	Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

Annual Report 2015

Aberdeen Emerging Markets Fund (Unaudited) (concluded)

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, political and economic risks, and to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging markets countries.

Equity stocks of small and mid-cap companies carry greater risk, and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2015 Annual Report

Aberdeen Emerging Markets Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2015)		1 Yr.		5 Yr.		Inception[2]
Class A3	w/o SC	(14.28%	)	(1.02%	)	4.62%
	w/SC4	(19.22%	)	(2.18%	)	3.89%
Class C3	w/o SC	(14.80%	)	(1.46%	)	4.34%
	w/SC5	(15.62%	)	(1.46%	)	4.34%
Class R3,6	w/o SC	(14.59%	)	(1.24%	)	4.48%
Institutional Service Class[6,7]	w/o SC	(14.20%	)	(1.05%	)	4.61%
Institutional Class[6]	w/o SC	(14.05%	)	(0.80%	)	4.75%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to November 23, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Fund commenced operations on May 11, 2007.
3	Returns before the first offering of Class A, Class C and Class R (May 21, 2012) are based on the previous performance of the Institutional Class. The performance of the Institutional Class is substantially similar to what Class A, Class C and Class R would have produced because all classes invest in the same portfolio of securities. Returns for Class A, Class C and Class R shares would only differ to the extent of the differences in expenses of the classes.
4	A 5.75% front-end sales charge was deducted.
5	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
6	Not subject to any sales charges.
7	Returns before the first offering of the Institutional Service Class (November 23, 2009) are based on the previous performance of the Institutional Class. This performance is substantially similar to what Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

Annual Report 2015

Aberdeen Emerging Markets Fund (Unaudited)

Performance of a $1,000,000* Investment (as of October 31, 2015)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Fund, Morgan Stanley Capital International (MSCI) Emerging Markets Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI Emerging Markets Index is a free float-adjusted, market capitalization-weighted index that captures large and mid-cap representation across the following 23 emerging markets countries: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Asset Allocation
Common Stocks	92.0%
Preferred Stocks	8.0%
Liabilities in excess of other assets	–%
100.0%

Amounts listed as “–” are 0% or round to 0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of October 31, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Financials	35.9%
Consumer Staples	19.0%
Information Technology	11.8%
Consumer Discretionary	9.3%
Materials	8.6%
Energy	7.6%
Telecommunication Services	5.2%
Industrials	1.5%
Health Care	1.1%
Other	–%
100.0%

Amounts listed as “–” are 0% or round to 0%

Top Holdings
Samsung Electronics Co. Ltd., Preferred Shares	5.8%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.6%
Fomento Economico Mexicano SAB de CV, ADR	3.4%
Housing Development Finance Corp. Ltd.	3.3%
Grupo Financiero Banorte SAB de CV	3.2%
AIA Group Ltd.	3.2%
Astra International Tbk PT	3.2%
China Mobile Ltd.	3.2%
SABMiller PLC	2.8%
ITC Ltd.	2.7%
Other	65.6%
100.0%

Top Countries
India	16.0%
Hong Kong	8.9%
Brazil	8.7%
Mexico	8.6%
South Africa	7.6%
Republic of South Korea	6.9%
Turkey	5.5%
China	4.7%
Taiwan	4.6%
Russia	4.3%
Other	24.2%
100.0%

2015 Annual Report

Statement of Investments

October 31, 2015

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
COMMON STOCKS (92.0%)
BRAZIL (6.5%)
Consumer Discretionary (1.1%)
Lojas Renner SA	17,803,550	$85,404,228
Consumer Staples (0.9%)
BRF SA	4,602,000	71,717,001
Energy (2.4%)
Ultrapar Participacoes SA	10,584,000	183,876,262
Financials (0.9%)
Banco Bradesco SA	714,720	4,344,048
Multiplan Empreendimentos Imobiliarios SA	5,542,629	60,462,953
		64,807,001
Materials (1.2%)
Vale SA, ADR	19,974,901	87,090,568
		492,895,060
CHILE (1.2%)
Financials (1.2%)
Banco Santander Chile, ADR	4,740,846	90,028,666
CHINA (4.7%)
Energy (1.5%)
PetroChina Co. Ltd., H Shares (a)	149,132,200	116,563,498
Telecommunication Services (3.2%)
China Mobile Ltd. (a)	19,954,600	239,124,461
		355,687,959
HONG KONG (8.9%)
Financials (8.9%)
AIA Group Ltd. (a)	41,900,000	245,404,125
Hang Lung Group Ltd. (a)	25,049,000	91,145,272
Hang Lung Properties Ltd. (a)	38,882,000	95,237,317
Hong Kong Exchanges and Clearing Ltd. (a)	1,534,900	40,048,298
Swire Pacific Ltd., Class A (a)	11,241,000	130,306,229
Swire Pacific Ltd., Class B (a)	15,945,000	34,652,304
Swire Properties Ltd. (a)	13,957,100	41,894,366
		678,687,911
HUNGARY (1.1%)
Health Care (1.1%)
Richter Gedeon Nyrt (a)	5,025,397	83,828,551
INDIA (16.0%)
Consumer Discretionary (1.7%)
Hero MotoCorp Ltd. (a)	3,324,035	131,301,454
Consumer Staples (4.2%)
Hindustan Unilever Ltd. (a)	9,093,443	111,467,214
ITC Ltd. (a)	40,329,000	205,909,333
		317,376,547
Financials (4.7%)
Housing Development Finance Corp. Ltd. (a)	12,889,633	246,780,429
ICICI Bank Ltd. (a)	25,734,500	108,759,206
ICICI Bank Ltd., ADR	160,500	1,383,510
		356,923,145
Information Technology (2.4%)
Infosys Ltd. (a)	10,508,060	181,851,861
Materials (3.0%)
Grasim Industries Ltd. (a)	1,691,416	96,017,335
UltraTech Cement Ltd. (a)	3,012,250	133,926,507
		229,943,842
		1,217,396,849
INDONESIA (4.2%)
Consumer Discretionary (3.2%)
Astra International Tbk PT (a)	559,684,500	240,596,408
Materials (1.0%)
Indocement Tunggal Prakarsa Tbk PT (a)	60,285,600	78,848,729
		319,445,137
ITALY (1.5%)
Energy (1.5%)
Tenaris SA, ADR	4,557,000	115,155,390
MALAYSIA (1.9%)
Financials (1.9%)
CIMB Group Holdings Bhd (a)	46,713,539	50,044,771
Public Bank Bhd (a)	22,182,200	93,258,446
		143,303,217
MEXICO (8.6%)
Consumer Staples (3.9%)
Fomento Economico Mexicano SAB de CV, ADR	2,652,352	262,821,559
Organizacion Soriana SAB de CV, Class B (b)	15,206,779	36,530,591
		299,352,150
Financials (3.2%)
Grupo Financiero Banorte SAB de CV	45,941,148	245,951,381
Industrials (1.5%)
Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares	737,940	114,188,836
		659,492,367
PHILIPPINES (4.2%)
Financials (4.2%)
Ayala Corp. (a)	3,958,000	65,850,130
Ayala Land, Inc. (a)	182,563,200	139,423,645
Bank of Philippine Islands (a)	64,725,894	116,766,924
		322,040,699

See accompanying Notes to Financial Statements.

Annual Report 2015

Statement of Investments (concluded)

October 31, 2015

Aberdeen Emerging Markets Fund

	Shares or Principal Amount	Value
POLAND (2.8%)
Consumer Staples (1.3%)
Jeronimo Martins SGPS SA (a)	6,962,556	$97,731,430
Financials (1.5%)
Bank Pekao SA (a)	3,064,062	119,153,974
		216,885,404
REPUBLIC OF SOUTH KOREA (1.1%)
Consumer Staples (1.1%)
E-Mart Co. Ltd. (a)	460,705	85,703,405
RUSSIA (4.3%)
Consumer Staples (2.1%)
Magnit PJSC	914,376	159,706,949
Energy (2.2%)
Lukoil PJSC, ADR	4,590,043	166,389,059
		326,096,008
SOUTH AFRICA (7.6%)
Consumer Discretionary (1.9%)
Truworths International Ltd. (a)	21,157,078	143,145,084
Consumer Staples (3.7%)
Massmart Holdings Ltd. (a)	8,941,282	74,067,515
SABMiller PLC (a)	3,460,100	211,833,448
		285,900,963
Materials (1.0%)
BHP Billiton PLC (a)	4,472,549	71,993,654
South32 Ltd. (a)(b)	1,759,902	1,828,389
		73,822,043
Telecommunication Services (1.0%)
MTN Group Ltd. (a)	6,958,000	79,214,118
		582,082,208
TAIWAN (4.6%)
Information Technology (3.6%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	64,003,117	269,687,736
Telecommunication Services (1.0%)
Taiwan Mobile Co. Ltd. (a)	25,060,255	78,891,317
		348,579,053
THAILAND (4.2%)
Financials (2.1%)
Siam Commercial Bank PCL, Foreign Shares (a)	44,170,100	165,445,430
Materials (2.1%)
Siam Cement PCL, Foreign Shares (a)	11,056,200	140,397,733
Siam Cement PCL, NVDR (a)	1,365,300	$17,429,098
		157,826,831
		323,272,261
TURKEY (5.5%)
Consumer Staples (1.8%)
BIM Birlesik Magazalar A.S. (a)	6,558,088	133,170,727
Financials (3.7%)
Akbank T.A.S. (a)	59,222,608	151,771,939
Turkiye Garanti Bankasi A.S. (a)	51,192,599	132,559,701
		284,331,640
		417,502,367
UNITED KINGDOM (1.7%)
Financials (1.7%)
Standard Chartered PLC (a)	11,882,523	131,903,540
UNITED STATES (1.4%)
Consumer Discretionary (1.4%)
Yum! Brands, Inc.	1,550,000	109,910,500
Total Common Stocks		7,019,896,552
PREFERRED STOCKS (8.0%)
BRAZIL (2.2%)
Financials (1.9%)
Banco Bradesco SA, ADR, Preferred Shares	27,006,703	146,916,464
Materials (0.3%)
Vale SA, ADR, Preferred Shares	5,729,416	20,625,898
		167,542,362
REPUBLIC OF SOUTH KOREA (5.8%)
Information Technology (5.8%)
Samsung Electronics Co. Ltd., Preferred Shares (a)	424,959	443,860,998
Total Preferred Stocks		611,403,360
Total Investments (Cost $8,558,168,144) (c)—100.0%		7,631,299,912

Liabilities in excess of other assets—0.0%		(1,928,652)
Net Assets—100.0%		$7,629,371,260

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	See accompanying Notes to Statements of Investments for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
NVDR	Non-Voting Depositary Receipt

See accompanying Notes to Financial Statements.

2015 Annual Report

Aberdeen Equity Long-Short Fund (Unaudited)

The Aberdeen Equity Long-Short Fund (Institutional Class shares net of fees)1 returned 1.52% for the 12-month period ended October 31, 2015, versus 0.02% for its benchmark, the Citigroup 3-Month Treasury Bill Index, and 5.20% for the U.S. broader-market Standard & Poor’s (S&P) 500® Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Alternative Long/Short Equity Funds (consisting of 143 funds), as measured by Lipper, Inc., was 0.49% for the period.

Despite navigating through several periods of volatility, U.S. equities gained ground over the 12-month period ended October 31, 2015, buoyed mainly by global central banks’ continued monetary policy easing and generally positive corporate results. A combination of a strengthening U.S. dollar, falling oil and commodity prices, economic growth concerns in Europe and Asia (particularly China), and worries about ongoing geopolitical tensions in the Middle East caused higher volatility in global markets during most of the period. Large-cap stocks, as measured by the S&P 500® Index, outperformed their small-cap counterparts, as represented by the Russell 2000® Index. There was a notable sell-off in the small-cap pharmaceutical segment of the healthcare sector in late September following U.S. presidential candidate Hillary Clinton’s statement that she intends to release a plan to alleviate what she termed “price-gouging” in the industry. This raised fears that the healthcare sector will face ongoing debates about price regulation as the topic made its way through the media. Small-cap stocks had outperformed in the first half of the review period, as companies benefited primarily from less exposure to the international economy, as well as currency effects. Small-cap companies derive only about 20-25% of their sales from outside the U.S.2

Other sector-oriented concerns included the global decline in oil and commodity prices, which drove the energy and materials sectors to post negative returns. Consequently, these sectors were the primary laggards within both the S&P 500® and Russell 2000® indices for the annual period. In contrast, the consumer discretionary and information technology (IT) sectors garnered double-digit gains and were the strongest market performers in the S&P 500® Index. The IT and healthcare sectors recorded the highest returns within the Russell 2000® Index during the period.

The timing of the U.S. Federal Reserve’s (Fed’s) shift toward tighter monetary policy was a matter of ongoing debate over the year. Despite generally improving economic data reports for most of the period, the Fed maintained the federal funds rate near 0%, citing concerns about low inflation and global uncertainties in emerging markets. Nevertheless, “Fed speak” seemingly was more hawkish towards the end of the period, with the central bank indicating a strong inclination to raise rates in December unless economic data suggest otherwise*.

U.S. gross domestic product (GDP) was uneven throughout the reporting period, hampered by severe weather and strikes by workers at western ports early in the year. For the fourth quarter of 2014, real GDP (adjusted for inflation) decelerated to an annualized rate of 2.1%, down from more than 4% the previous quarter, followed by the first-quarter 2015 number that was initially negative. While the first-quarter 2015 growth rate was subsequently revised upward to a gain of 0.6% and followed by a strong 3.9% reading in the second quarter, there was a sizeable slowdown between the second and third quarters of 2015, as a reduction in private inventory investment offset an increase in consumer spending. Finally, while the labor market appeared strong optically with record low unemployment at 5%, the labor force participation rate3 remained at its lowest level in 38 years, indicating that fewer workers are actively seeking employment. Average hourly earnings rose 2.5% for the 12-month period ended October 31, 2015, the strongest since 2008 and an inflationary signal which we believe may accelerate the Fed’s rate-hike timetable.

The Fund’s long positions bolstered performance in an environment of generally rising stock prices over the reporting period. The short exposures declined in value, which we view as a good outcome in a positive market environment. Long holdings in the financials, healthcare and consumer staples sectors were the most notable contributors to Fund performance. The strongest individual stock performers included long positions in IT services provider Cognizant Technology Solutions, payment-processing services provider Visa, and healthcare services provider Aetna.

Cognizant Technology Solutions benefited over the period from strength in all four of its business units, particularly in its healthcare segment. Visa continued to benefit from an increase in transaction volumes amid the upturn in consumer spending in the U.S., as well as the conversion of more transactions to digital from cash. Finally, shares of healthcare benefits provider Aetna moved higher over the period on investors’ expectations of improving earnings and of consolidation in the industry. A majority of the Fund’s short positions declined in absolute value a number of them falling more than 20% during the period.

In contrast, the Fund’s long holdings in the energy sector, as well as the short exposures to the consumer staples and healthcare sectors, hindered Fund performance for the reporting period. The most notable detractors from performance among individual positions were long holdings in fertilizer maker Potash Corp. of Saskatchewan and hotel chain operator LaQuinta Holdings, along with the short exposure to financial data services provider FactSet Research Systems.

Shares of Potash Corp. of Saskatchewan fell along with those of its peers amid the ongoing global decline in commodity prices over the

1	PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.
2	Source: Russell Investments, November 2015.
3	The labor force participation rate is expressed as a percentage of the U.S. population aged 16 years and older working or actively seeking work.
*	On December 16, 2015, the Fed increased the benchmark rate by 0.25%, noting that it sees the risks to the outlook for both economic activity and the labor market as balanced.

Annual Report 2015

Aberdeen Equity Long-Short Fund (Unaudited) (concluded)

reporting period. Additionally, reduced potash demand weighed on the market’s expectations about the company’s earnings power. LaQuinta Holdings released a more conservative outlook for the full 2015 fiscal year with its second-quarter 2015 results. The company later announced the departure of its long-tenured CEO, Wayne Goldberg, by “mutual agreement.” The short position in FactSet Research Systems had a negative impact on Fund performance as the company saw healthy year-over-year growth in revenue and earnings per share attributable mainly to a significant increase in new business

Notable changes to the Fund over the reporting period included the initiation of long positions in hotel chain operator LaQuinta Holdings and semiconductor manufacturer Texas Instruments. Additionally, we swapped the Fund’s exposure to energy exploration and production companies – exiting the long holdings in Apache Corp., National Oilwell Varco and Conoco Philips and adding to a long position in EOG Resources, which believe may be more resilient than the others if energy prices remain volatile. We also exited long holdings in steel-maker Nucor, Potash Corp., and energy infrastructure company TransCanada Corp. during the period.

Within the short segment of the Fund, we established new positions in Tupperware Brands, a maker of food storage containers and household products, restaurant chain operator Chipotle Mexican Grill, and specialty retailer Kohl’s Corp. We subsequently closed the short position in Tupperware Brands following a sharp drop in its share price and also exited short exposures to consumer products company Avon Products; oil and gas company Denbury Resources; diversified industrial products maker Illinois Tool Works; and medical devices manufacturer Boston Scientific. Additionally, we exited the short position in Campbell Soup Co. as the food industry is seeing more consolidation. We believe that the slowing economy will continue to offer potential opportunities on the short side as our investment process seeks companies that we believe are not positioned to succeed through an entire market cycle.

At the end of the reporting period on October 31, 2015, the Fund had a net long position4 of about 44% and a gross exposure5 of approximately 124%, versus the respective 47% and 150% positions at the beginning of the 12-month reporting period. The lower net exposure reflects the more volatile market environment and more volatile individual stock price movements.

While market returns have been extremely volatile over the past few months, the drivers of the rebound were a combination of macroeconomic- and company-specific issues. Relative weakness in the healthcare sector has persisted due to ongoing concerns about a number of larger companies that have formed as a result of roll-up merger6 strategies. Consequently, investors have been more cautious about where they want to allocate capital.

Regarding the outlook for the equity market, we remain prudently optimistic and cognizant that much of the volatility has been attributable to economic concerns abroad rather than concerns about the health or valuation of the local market. We believe that fundamentals are healthy and balance sheets overall are not stretched despite overall rising level of borrowing. However, we believe that equities, and in particular higher-dividend-paying shares, may experience volatility around the Fed’s interest rate policy. Nonetheless, we feel that there is value in areas of the market such as financials and specifically banks. Though energy and materials company share prices have fallen, we are cognizant that they are reliant on commodity prices. Therefore, we are exercising patience but remain pragmatic with our existing holdings in these sectors. Amid this environment, we remain committed to our investment process and intend to use weakness that we encounter to build positions where we hold conviction.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

There are special risks associated with selling securities short. A short position will lose value as the security’s price increases. Theoretically, the loss on a short sale can be unlimited. The use of leverage will also increase market exposure and magnify risk.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

4	The Fund’s net long position is the difference between the percentage of assets invested in long positions and the percentage of assets invested in short positions.
5	The Fund’s gross exposure is the sum of the percentage of assets invested in long positions plus the percentage of assets invested in short positions.
6	Roll-up mergers occur when investors (frequently private equity firms) purchase companies in the same market and merge them in an effort to achieve economies of scale.

2015 Annual Report

Aberdeen Equity Long-Short Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2015)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	1.18%		2.56%	2.98%
	w/SC2	(4.65%	)	1.36%	2.37%
Class C	w/o SC	0.51%		1.86%	2.26%
	w/SC3	(0.25%	)	1.86%	2.26%
Class R4	w/o SC	0.74%		2.17%	2.61%
Institutional Service Class[4,5]	w/o SC	1.16%		2.65%	3.15%
Institutional Class[4]	w/o SC	1.52%		2.89%	3.28%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please see footnotes for the relevant classes and consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (November 1, 2009) are based on the previous performance of the Institutional Class. The performance is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares have not been adjusted to reflect the expenses of the Institutional Service Class shares.

Annual Report 2015

Aberdeen Equity Long-Short Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2015)

Comparative performance of $10,000 invested in Class C shares of the Aberdeen Equity Long-Short Fund, the S&P 500® Index, the Citigroup 3-Month Treasury Bill Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy. Focusing on the large-cap segment of the market, the S&P 500® Index covers approximately 80% of available U.S. market capitalization. The Citigroup 3-Month Treasury Bill Index consists of the last three three-month Treasury bill issues and measures monthly return equivalents of yield averages that are not marked to market.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Long Positions
Asset Allocation
Common Stocks	84.1%
Repurchase Agreement	14.1%
Other assets in excess of liabilities	1.8%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of October 31, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors of Long Positions
Information Technology	17.8%
Financials	12.5%
Consumer Staples	11.4%
Industrials	11.3%
Consumer Discretionary	10.9%
Health Care	10.8%
Materials	3.9%
Energy	3.4%
Telecommunication Services	2.1%
Other	15.9%
100.0%
Top Holdings of Long Positions*
Visa, Inc., Class A	3.9%
Cognizant Technology Solutions Corp., Class A	3.2%
Alliance Data Systems Corp.	3.1%
Intercontinental Exchange, Inc.	3.1%
Gilead Sciences, Inc.	3.0%
CVS Health Corp.	2.9%
Canadian National Railway Co.	2.9%
Oracle Corp.	2.6%
Costco Wholesale Corp.	2.6%
Wells Fargo & Co.	2.5%
Other	70.2%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2015 Annual Report

Aberdeen Equity Long-Short Fund (Unaudited) (concluded)

Short Positions
Asset Allocation
Common Stocks	36.0%
Exchange Traded Funds	4.0%
Other assets in excess of liabilities	60.0%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of October 31, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors of Short Positions
Consumer Staples	8.3%
Information Technology	7.1%
Financials	6.7%
Consumer Discretionary	5.5%
Industrials	4.4%
Health Care	2.8%
Energy	1.2%
Other	64.0%
100.0%
Top Holdings of Short Positions
International Business Machines Corp.	2.9%
Clorox Co.	2.7%
Fastenal Co.	2.6%
B&G Foods, Inc.	2.5%
Allstate Corp. (The)	2.3%
FactSet Research Systems, Inc.	2.2%
NetApp, Inc.	2.0%
Utilities Select Sector SPDR Fund	2.0%
Powershares QQQ Trust, Series 1	2.0%
Chipotle Mexican Grill, Inc.	2.0%
Other	76.8%
100.0%

Annual Report 2015

Statement of Investments

October 31, 2015

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
COMMON STOCKS — LONG POSITIONS (84.1%)
Consumer Discretionary (10.9%)
BorgWarner, Inc.	53,900	$2,307,998
Comcast Corp., Class A	43,631	2,732,173
La Quinta Holdings, Inc. (a)	95,066	1,440,250
PVH Corp.	27,900	2,537,505
Target Corp.	24,215	1,868,914
TJX Cos., Inc.	31,700	2,320,123
		13,206,963
Consumer Staples (11.4%)
Casey’s General Stores, Inc.	24,023	2,551,723
Costco Wholesale Corp.	19,728	3,119,392
CVS Health Corp.	35,700	3,526,446
PepsiCo, Inc.	19,300	1,972,267
Philip Morris International, Inc.	30,400	2,687,360
		13,857,188
Energy (3.4%)
EOG Resources, Inc.	24,000	2,060,400
Schlumberger Ltd.	26,700	2,086,872
		4,147,272
Financials (12.5%)
American Express Co.	31,600	2,315,016
BlackRock, Inc.	6,800	2,393,396
Charles Schwab Corp. (The)	73,100	2,231,012
Intercontinental Exchange, Inc.	14,664	3,701,193
Jones Lang LaSalle, Inc.	9,000	1,500,390
Wells Fargo & Co.	56,526	3,060,318
		15,201,325
Health Care (10.8%)
Aetna, Inc.	26,500	3,041,670
Baxter International, Inc.	48,900	1,828,371
Gilead Sciences, Inc.	33,300	3,600,729
PAREXEL International Corp. (a)	42,977	2,712,708
Pfizer, Inc.	54,300	1,836,426
		13,019,904
Industrials (11.3%)
Canadian National Railway Co.	56,900	3,476,021
Deere & Co.	31,084	2,424,552
Emerson Electric Co.	38,700	1,827,801
Equifax, Inc.	27,600	2,941,332
Lockheed Martin Corp.	13,600	2,989,688
		13,659,394
Information Technology (17.8%)
Alliance Data Systems Corp. (a)	12,900	3,835,299
Cognizant Technology Solutions Corp., Class A (a)	57,200	3,895,892
FEI Co.	23,200	1,674,808
Oracle Corp.	81,155	3,152,060
QUALCOMM, Inc.	30,997	1,841,842
Texas Instruments, Inc.	44,700	2,535,384
Visa, Inc., Class A	60,380	4,684,280
		21,619,565
Materials (3.9%)
International Flavors & Fragrances, Inc.	22,300	$2,588,138
Praxair, Inc.	19,600	2,177,364
		4,765,502
Telecommunication Services (2.1%)
Verizon Communications, Inc.	52,798	2,475,170
Total Common Stocks — Long Positions		101,952,283
REPURCHASE AGREEMENT (14.1%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/30/2015, due 11/02/2015, repurchase price $17,039,000 collateralized by U.S. Treasury Note, maturing 11/15/2024; total market value of $17,383,638	$17,039,000	17,039,000
Total Repurchase Agreement		17,039,000
Total Investments (Cost $100,941,461) (b)—98.2%		118,991,283

Other assets in excess of liabilities—1.8%		2,236,253
Net Assets—100.0%		$121,227,536
COMMON STOCKS — SHORT POSITIONS (36.0%)
Consumer Discretionary (5.5%)
Chipotle Mexican Grill, Inc. (a)	3,750	2,400,862
Garmin Ltd.	48,100	1,706,107
Kohl’s Corp.	29,600	1,365,152
Leggett & Platt, Inc.	26,300	1,184,289
		6,656,410
Consumer Staples (8.3%)
B&G Foods, Inc.	83,800	3,041,102
Clorox Co.	27,200	3,316,768
United Natural Foods, Inc. (a)	27,400	1,382,330
Whole Foods Market, Inc.	76,833	2,301,917
		10,042,117
Energy (1.2%)
Patterson-UTI Energy, Inc.	95,600	1,423,484
Financials (6.7%)
Allstate Corp. (The)	45,100	2,790,788
FactSet Research Systems, Inc.	15,000	2,626,800
Legg Mason, Inc.	26,100	1,167,975
Northern Trust Corp.	22,000	1,548,580
		8,134,143
Health Care (2.8%)
Agilent Technologies, Inc.	41,400	1,563,264
Cardinal Health, Inc.	22,800	1,874,160
		3,437,424

See accompanying Notes to Financial Statements.

2015 Annual Report

Statement of Investments (concluded)

October 31, 2015

Aberdeen Equity Long-Short Fund

	Shares or Principal Amount	Value
Industrials (4.4%)
Fastenal Co.	79,600	$3,117,136
PACCAR, Inc.	40,700	2,142,855
		5,259,991
Information Technology (7.1%)
CA, Inc.	43,600	1,208,156
International Business Machines Corp.	24,600	3,445,968
NetApp, Inc.	72,800	2,475,200
VeriFone Systems, Inc. (a)	49,300	1,485,902
		8,615,226
Total Common Stocks—Short Positions		43,568,795
EXCHANGE TRADED FUNDS — SHORT POSITIONS (4.0%)
Equity Funds (4.0%)
Powershares QQQ Trust, Series 1	21,523	2,439,202
Utilities Select Sector SPDR Fund	56,029	2,451,269
		4,890,471
Total Exchange Traded Funds—Short Positions		4,890,471
Total Securities Sold Short (Proceeds $46,243,751)—40.0%		$48,459,266

(a)	Non-income producing security.
(b)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See accompanying Notes to Financial Statements.

Annual Report 2015

Aberdeen European Equity Fund (Unaudited)

The Aberdeen European Equity Fund (Institutional Class shares net of fees)* returned -3.85% for the 12-month period ended October 31, 2015, versus the 0.28% return of its benchmark, the FTSE World Europe Index, during the same period. For broader comparison, the average return of the Fund’s peer category of European Region Funds (consisting of 95 funds), as measured by Lipper, Inc., was 3.07% for the period.

European equities rose marginally during the reporting period. Much of the gains were accumulated early in the period, with investor sentiment buoyed by the European Central Bank’s larger-than-expected quantitative easing, upbeat economic data, decent earnings news and a raft of mergers-and-acquisitions (M&A) activity. Capping gains was the sustained global decline in oil prices, which created deflationary pressures worldwide and threatened to send the Eurozone into a triple-dip recession. Also dampening investor sentiment was the Swiss central bank’s unexpected de-pegging of the franc from the euro, while the unfolding Greek debt crisis hampered the rest of Europe and left the region under the threat of Greece’s exit from the Eurozone. Later in the period, China’s slowdown and unexpected yuan devaluation triggered a broad global sell-off, while the U.S. Federal Reserve’s (Fed’s) inaction regarding interest rates added to the uncertainty**. A late-period rally on the back of the Chinese central bank’s sixth interest-rate cut of 2015, as well as hopes of further monetary policy easing in Europe and Japan, mitigated the losses somewhat.

The Fund’s holding in Weir Group detracted from performance for the reporting period. The continued sell-off in the oil and gas sector hampered the UK engineering company and its competitors in the market. The Fund’s position in French retailer Casino Guichard Perrachon also had a negative impact on performance, as its shares fell due to its substantial exposure to Latin America, particularly Brazil. Finally, industrial company Rolls-Royce saw its share price weaken on the back of a succession of profit warnings, highlighting end-market weakness and short-term customer uncertainty to commit to investments.

On the positive side, the Fund’s holding in Croda International contributed to Fund performance for the reporting period, as the UK-based specialty chemical manufacturer reported solid half-year 2015 results. Growth in the company’s life sciences division was robust, and it remains on track to meet its target for its 2015 fiscal year, in our view. The Fund’s position in Novo Nordisk also bolstered Fund performance for the period. The diversified healthcare company continued to report healthy sales growth in its diabetes drugs and performed strongly following news that its insulin drug Tresiba was approved by the U.S. Food and Drug Administration (FDA). Finally, shares of Schindler Holding rose as the elevator manufacturer reported strong operating results over the reporting period.

Significant Fund changes during the period included selling the shares of oil and gas exploration and production company ENI given our concerns over its business outlook, and mining company South32 because of the challenging global mining outlook and our preference for larger diversified miners. We also exited the Fund’s holding in Zurich Insurance to reinvest the proceeds into what we believed were more attractive opportunities. Consequently, we initiated positions in Swiss bank UBS, which we believe offers an attractive potential yield at an appealing valuation, and enzyme producer Novozymes, which we feel is a high-quality market leader backed by structural growth drivers. Following many meetings with management over several years, we established a new position in Schoeller Bleckmann Oilfield Equipment following a period of share price weakness. We also initiated a holding in banking software developer Temenos, which benefits from a recurring revenue stream and has significant medium-term growth potential, in our opinion, as international banks upgrade their aging IT infrastructure. The final new Fund position was Henkel, a global manufacturer of consumer and industrial chemical products, as we believe that it benefits from its exposure to favorable long-term growth drivers, its portfolio of leading brands and good cash-generation. All of these new holdings also have healthy balance sheets, in our view. We added to the Fund’s holdings in industrial company Atlas Copco, which we believe has very attractive opportunities over the longer term; food and support services provider Compass Group, which we feel is well-placed to benefit from the growth in outsourcing; and Swiss exchange-listed agricultural chemical company Syngenta, a leader in crop protection, after its shares fell to what we viewed as attractive levels following U.S. rival Monsanto’s failed acquisition bid.

In our opinion, the short-term outlook for European equities is likely to remain challenging. Recent improvements in investor sentiment have been supported largely by hopes of further easing, whether by global central banks or by governments. However, we think that the only reason for more monetary policy loosening is that the global economy may be stuck in a low-growth rut for some time. Against such a backdrop, we believe that equity valuations may return to more appealing levels, which should allow us to add to our favored Fund holdings.

Portfolio Management:

Aberdeen UK and European Equities Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

*	PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.
**	On December 16, 2015, the Fed increased the benchmark rate by 0.25%, noting that it sees the risks to the outlook for both economic activity and the labor market as balanced.

2015 Annual Report

Aberdeen European Equity Fund (Unaudited) (concluded)

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, political and economic risks, and to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging markets countries.

Concentrating investments in Europe subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

A number of countries in Europe have experienced severe economic and financial difficulties. These difficulties may continue, worsen or spread within and outside Europe.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Because the Fund is non-diversified, the Fund may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return than it would on that of a diversified fund.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2015

Aberdeen European Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2015)		1 Yr.		Inception[1]
Class A	w/o SC	(4.01%	)	0.60%
	w/SC2	(9.50%	)	(1.66%	)
Class C	w/o SC	(4.65%	)	(0.10%	)
	w/SC3	(5.59%	)	(0.10%	)
Class R4	w/o SC	(4.22%	)	0.39%
Institutional Service Class[4]	w/o SC	(3.65%	)	0.91%
Institutional Class[4]	w/o SC	(3.85%	)	0.83%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Fund commenced operations on March 25, 2013.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2015 Annual Report

Aberdeen European Equity Fund (Unaudited)

Performance of a $1,000,000* Investment (as of October 31, 2015)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen European Equity Fund, FTSE World Europe Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The FTSE World Europe Index is a free-float adjusted market capitalization-weighted index, consisting of large and mid capitalization companies for developed and emerging market segments.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waiver and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Asset Allocation
Common Stocks	96.3%
Preferred Stocks	–%
Other assets in excess of liabilities	3.7%
100.0%

Amounts listed as “–” are 0% or round to 0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of October 31, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Industrials	22.7%
Consumer Staples	19.9%
Financials	13.8%
Materials	11.1%
Health Care	9.0%
Energy	7.1%
Consumer Discretionary	5.7%
Information Technology	4.2%
Utilities	2.8%
Other	3.7%
100.0%
Top Holdings
British American Tobacco PLC	4.3%
Roche Holding AG	4.1%
Nestle SA	4.0%
Prudential PLC	3.6%
Rolls-Royce Holdings PLC	3.3%
Unilever PLC	3.3%
Atlas Copco AB, B Shares	3.3%
Schindler Holding AG	3.2%
Linde AG	3.0%
Novo Nordisk AS, Class B	2.9%
Other	65.0%
100.0%

Top Countries
United Kingdom	42.0%
Switzerland	20.7%
Sweden	10.8%
France	7.6%
Germany	4.7%
Denmark	4.1%
Netherlands	2.3%
Austria	2.1%
Norway	2.0%
Other	3.7%
100.0%

Annual Report 2015

Statement of Investments

October 31, 2015

Aberdeen European Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (96.3%)
AUSTRIA (2.1%)
Energy (2.1%)
Schoeller-Bleckmann Oilfield Equipment AG (a)	485	$29,154
DENMARK (4.1%)
Health Care (2.9%)
Novo Nordisk AS, Class B (a)	755	40,093
Materials (1.2%)
Novozymes AS, B Shares (a)	360	16,689
		56,782
FRANCE (7.6%)
Consumer Staples (3.4%)
Casino Guichard-Perrachon SA (a)	455	26,142
L’Oreal SA (a)	123	22,423
		48,565
Industrials (2.7%)
Schneider Electric SE (a)	625	37,697
Utilities (1.5%)
Engie (a)	1,180	20,651
		106,913
GERMANY (4.7%)
Consumer Staples (1.7%)
Henkel AG & Co. KGaA (a)	250	23,076
Materials (3.0%)
Linde AG (a)	245	42,496
		65,572
NETHERLANDS (2.3%)
Energy (2.3%)
Royal Dutch Shell PLC, A Shares (a)	1,215	31,827
NORWAY (2.0%)
Industrials (2.0%)
Kongsberg Gruppen AS (a)	1,800	28,259
SWEDEN (10.8%)
Financials (2.8%)
Nordea Bank AB (a)	3,585	39,555
Industrials (5.9%)
Assa Abloy AB, Class B (a)	1,850	36,802
Atlas Copco AB, B Shares (a)	1,875	45,328
		82,130
Information Technology (2.1%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	3,085	30,025
		151,710
SWITZERLAND (20.7%)
Consumer Discretionary (2.1%)
Swatch Group AG (a)	410	29,619
Consumer Staples (4.0%)
Nestle SA (a)	745	$56,898
Financials (2.8%)
UBS Group AG (a)	1,950	38,946
Health Care (4.1%)
Roche Holding AG (a)	214	58,101
Industrials (3.2%)
Schindler Holding AG (a)	275	44,617
Information Technology (2.1%)
Temenos Group AG (a)(b)	620	28,963
Materials (2.4%)
LafargeHolcim Ltd. (a)(b)	346	19,485
Syngenta AG (a)	42	14,111
		33,596
		290,740
UNITED KINGDOM (42.0%)
Consumer Discretionary (3.6%)
Compass Group PLC (a)	1,350	23,208
Pearson PLC (a)	2,030	26,950
		50,158
Consumer Staples (10.8%)
Associated British Foods PLC (a)	450	23,911
British American Tobacco PLC (a)	1,011	60,063
Tesco PLC (a)(b)	7,700	21,716
Unilever PLC (a)	1,030	45,865
		151,555
Energy (2.7%)
BG Group PLC (a)	2,415	38,153
Financials (8.2%)
Prudential PLC (a)	2,155	50,333
Schroders PLC, Non-Voting Shares (a)	825	28,721
Standard Chartered PLC (a)	3,235	35,911
		114,965
Health Care (2.0%)
GlaxoSmithKline PLC (a)	1,265	27,281
Industrials (8.9%)
Cobham PLC (a)	4,681	19,986
Experian PLC (a)	2,055	35,017
Rolls-Royce Holdings PLC (a)(b)	4,340	45,893
Weir Group PLC (The) (a)	1,465	24,067
		124,963
Materials (4.5%)
BHP Billiton PLC (a)	1,695	27,093
Croda International PLC (a)	820	36,578
		63,671

See accompanying Notes to Financial Statements.

2015 Annual Report

Statement of Investments (concluded)

October 31, 2015

Aberdeen European Equity Fund

	Shares or Principal Amount	Value
Utilities (1.3%)
Centrica PLC (a)	5,190	$18,059
		588,805
Total Common Stocks		1,349,762
PREFERRED STOCKS (0.0%)
UNITED KINGDOM (0.0%)
Industrials (0.0%)
Rolls-Royce Holdings PLC, Preferred Shares (b)	402,318	620
Total Preferred Stocks		620
Total Investments (Cost $1,470,236) (c)—96.3%		1,350,382

Other assets in excess of liabilities—3.7%		51,835
Net Assets—100.0%		$1,402,217

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See accompanying Notes to Financial Statements.

Annual Report 2015

Aberdeen Global Equity Fund (Unaudited)

The Aberdeen Global Equity Fund (Institutional Class shares net of fees)1 returned -10.55% for the 12-month period ended October 31, 2015, versus the 2.33% return of its benchmark, the MSCI World Index, and the 0.50% return of its secondary benchmark, the MSCI All Country World Index, during the same period. For broader comparison, the average return of the Fund’s peer category of Global Large-Cap Core Funds (consisting of 21 funds), as measured by Lipper, Inc., was 0.81% for the period.

Global equities rose marginally during the 12-month period ended October 31, 2015, with global market volatility, concerns over the health of the world economy and uncertainty about U.S. monetary policy weighing on investor sentiment. Although the U.S. Federal Reserve (Fed) officially ended its bond-buying program, the Bank of Japan’s increased stimulus, along with the launch of the European Central Bank’s quantitative easing, kept markets awash with liquidity. However, concerns over a commodity rout soon took over. Oversupply worries were exacerbated by the prospect of a resumption of crude oil production in Iran following an agreement with several major Western nations to monitor the country’s nuclear program. Equity markets heavily exposed to natural resources, such as those in Russia, Brazil and Nigeria, suffered the most from declining energy and commodity prices. Towards the end of the reporting period, macroeconomic headlines reflected expectations of slowing global growth and deflationary pressures – most recently, the fallout from China’s decision to marginally devalue the yuan in August 2015 amid further contractions in manufacturing. The International Monetary Fund (IMF) warned of a rising risk of global recession as it again downgraded its growth outlook. Although it initially appeared that the Fed was on track to normalize interest rates, concerns over the health of the world economy prompted it to keep rates near all-time lows*. Investor sentiment was slightly dented at the end of the review period by the Fed’s hawkish statements indicating that a December rate lift-off was still firmly in the cards.

The top detractors from Fund performance for the reporting period were Banco Bradesco, miner Vale and oil and gas pipe-maker Tenaris. Banco Bradesco’s shares slumped following the largest acquisition in its history–UK exchange-listed bank HSBC’s money-losing Brazilian operations–and Standard & Poor’s2 downgrade of Brazil’s rating to below-investment-grade had a knock-on effect on the lender’s perceived creditworthiness. Lower iron ore prices and softening end-markets hampered Vale’s results over the reporting period. The slump in crude prices had a negative impact on Tenaris during the period. The company posted weaker-than-expected results because of declining sales of its premium pipes.

The main contributors to the Fund’s relative return for the period versus its benchmark, the MSCI World Index, were Samsung Electronics, CVS Health Corp. and Visa. Samsung was buoyed by expectations of a share buyback, which the company subsequently implemented at the end of the reporting period. Semiconductor manufacturer Samsung will repurchase and cancel US$10 billion worth of common and preferred shares, which the Fund owns. This marks the biggest buyback in Samsung’s history and the first time in 10 years it has cancelled shares. The company also posted better-than-expected corporate results over the period attributable to improved earnings across most of its business units and a favorable translation effect. Shares of U.S. retail drugstore chain operator and pharmacy benefit manager CVS Health Corp. also performed well, boosted by the company’s US$10 billion share buyback, positive investor sentiment surrounding its recent acquisitions and an increased dividend payout. Payment-processing services provider Visa continued to post strong results despite the resurgent U.S. dollar weighing on its foreign-currency revenues.

The Fund acquired all of the assets and liabilities of the Aberdeen Global Select Opportunities Fund Inc. in a reorganization that was effective February 25, 2015.

Regarding Fund activity over the reporting period, we initiated a position in German kidney-dialysis supplier Fresenius Medical Care, a market leader in an industry which we believe has long-term growth drivers and a stable demand pattern. We also established a new holding in Indian conglomerate ITC, which has a tobacco business that dominates the sector in India. In our opinion, ITC excels at sourcing for raw materials and has solid distribution systems, while enjoying ample opportunities for leverage and growth. We also initiated positions in Buffalo, New York-based commercial lender M&T Bank given what we feel are the relative simplicity of its balance sheet and the track record of management; Israeli IT services provider Check Point Software Technologies, which has a strong market position; German household products manufacturer Henkel, which we believe is financially well-managed; U.S. discount apparel retailer TJX Companies, which in our view is well-positioned to further expand its footprint domestically and across Europe; U.S. IT services company Cognizant Technology Solutions, which is expanding its business internationally; UK credit reporting services provider Experian, which we feel has a record of solid cash-generation; and Hong Kong-based conglomerate Jardine Matheson, which in our opinion has solid underlying businesses and long-term exposure to Southeast Asia.

Conversely, we sold the Fund’s shares in Baxalta, a stock we had received when it was spun off from parent Baxter International

1	PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.
2	Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
*	On December 16, 2015, the Fed increased the benchmark rate by 0.25%, noting that it sees the risks to the outlook for both economic activity and the labor market as balanced.

2015 Annual Report

Aberdeen Global Equity Fund (Unaudited) (concluded)

several months ago. We were unconvinced by the way Baxalta handled an unsolicited takeover bid from Shire, because we believed that Baxalta’s inaction was not in the best interests of shareholders. We also exited the position in South32, whose stock we had received when it was spun off from its parent, Australian miner BHP Billiton, earlier this year; UK utility company Centrica due to increased regulatory and political interference; oil and gas exploration and production company Eni on our concerns over the sustainability of its dividend; Brazilian state-owned oil company Petrobras because we felt that its business quality was deteriorating; oil company PetroChina following previous relative price strength; and U.S. conglomerate United Technologies. Following the appointment of a new chief executive at the end of last year, we think that United Technologies’ recent results have highlighted rising pressures in its core businesses.

In our opinion, the renewed prospect of higher U.S. borrowing costs may keep investors nervous in the near term. With U.S. third-quarter earnings reports generally exceeding expectations thus far, and signs that the Chinese economy may be stabilizing at a slower growth rate, we believe that it remains to be seen if recent gains can be extended, or if they merely constitute a short-lived rally. Persistent disinflationary pressures in both developed and emerging economies also may continue to weigh on investor sentiment. Despite the global headwinds, quality serves to underline our fundamentals-driven investment process. Rather than chasing momentum, we continue to focus on a bottom-up approach in an effort to build a diversified portfolio of well-managed businesses.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, political and economic risks, and to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging markets countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2015

Aberdeen Global Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2015)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	(10.85%	)	4.01%	4.24%
	w/SC2	(15.96%	)	2.78%	3.63%
Class C	w/o SC	(11.43%	)	3.34%	3.53%
	w/SC3	(12.31%	)	3.34%	3.53%
Class R4	w/o SC	(11.13%	)	3.74%	3.97%
Institutional Service Class[4,5]	w/o SC	(10.60%	)	4.31%	4.39%
Institutional Class[4]	w/o SC	(10.55%	)	4.35%	4.46%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please see footnotes for the relevant classes and consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (December 19, 2011) are based on the previous performance of the Institutional Class shares of the Predecessor Fund. The performance of the Institutional Class is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for Institutional Service Class shares would only differ to the extent of the differences in expenses of the classes.

2015 Annual Report

Aberdeen Global Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Equity Fund, Morgan Stanley Capital International (MSCI) World Index, MSCI All Country World Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Index is a free float-adjusted, market capitalization weighted index that captures large and mid-cap representation across the following 23 developed markets countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S.

The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 23 emerging markets. The developed markets countries are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The emerging markets countries are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Asset Allocation
Common Stocks	89.6%
Preferred Stocks	7.5%
Repurchase Agreement	3.5%
Liabilities in excess of other assets	(0.6%	)
	100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of October 31, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Consumer Staples	21.1%
Information Technology	16.1%
Financials	13.4%
Energy	11.0%
Health Care	11.0%
Industrials	10.0%
Materials	7.9%
Consumer Discretionary	3.9%
Telecommunication Services	2.7%
Other	2.9%
100.0%

Annual Report 2015

Aberdeen Global Equity Fund (Unaudited) (concluded)

Top Holdings*
EOG Resources, Inc.	4.2%
Roche Holding AG	3.5%
Samsung Electronics Co. Ltd., GDR, Preferred Shares	3.4%
Novartis AG	3.3%
CVS Health Corp.	3.3%
British American Tobacco PLC	3.1%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	3.1%
PepsiCo, Inc.	2.9%
Oracle Corp.	2.8%
Shin-Etsu Chemical Co. Ltd.	2.6%
Other	67.8%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
United States	36.0%
United Kingdom	13.4%
Switzerland	10.5%
Japan	7.9%
Sweden	4.2%
Hong Kong	4.1%
Canada	3.4%
Republic of South Korea	3.4%
Taiwan	3.1%
Brazil	2.5%
Other	11.5%
100.0%

2015 Annual Report

Statement of Investments

October 31, 2015

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (89.6%)
CANADA (3.4%)
Industrials (1.5%)
Canadian National Railway Co.	23,700	$1,447,629
Materials (1.9%)
Potash Corp. of Saskatchewan, Inc.	85,900	1,739,547
		3,187,176
FRANCE (1.3%)
Industrials (1.3%)
Schneider Electric SE (a)	19,700	1,188,208
GERMANY (0.9%)
Health Care (0.9%)
Fresenius Medical Care AG & Co. KGaA (a)	9,668	870,193
HONG KONG (4.1%)
Financials (2.8%)
AIA Group Ltd. (a)	297,300	1,741,257
Swire Pacific Ltd., Class A (a)	75,800	878,677
		2,619,934
Industrials (1.3%)
Jardine Matheson Holdings Ltd. (a)	21,500	1,169,091
		3,789,025
INDIA (0.9%)
Consumer Staples (0.9%)
ITC Ltd. (a)	171,300	874,613
ISRAEL (1.5%)
Information Technology (1.5%)
Check Point Software Technologies Ltd. (b)	15,855	1,346,724
ITALY (1.4%)
Energy (1.4%)
Tenaris SA, ADR	51,900	1,311,513
JAPAN (7.9%)
Consumer Staples (2.5%)
Japan Tobacco, Inc. (a)	66,300	2,294,761
Financials (1.1%)
Daito Trust Construction Co. Ltd. (a)	9,800	1,060,814
Industrials (1.7%)
FANUC Corp. (a)	8,710	1,536,805
Materials (2.6%)
Shin-Etsu Chemical Co. Ltd. (a)	40,000	2,378,766
		7,271,146
MEXICO (2.4%)
Consumer Staples (2.4%)
Fomento Economico Mexicano SAB de CV, ADR	22,200	2,199,798
SINGAPORE (0.8%)
Financials (0.8%)
City Developments Ltd. (a)	133,400	754,952
SOUTH AFRICA (1.3%)
Telecommunication Services (1.3%)
MTN Group Ltd. (a)	108,300	$1,232,953
SWEDEN (4.2%)
Financials (1.4%)
Nordea Bank AB (a)	115,400	1,273,281
Industrials (1.4%)
Atlas Copco AB, A Shares (a)	52,300	1,362,974
Information Technology (1.4%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	130,800	1,273,012
		3,909,267
SWITZERLAND (10.5%)
Consumer Staples (2.1%)
Nestle SA (a)	26,100	1,993,360
Financials (1.6%)
Zurich Insurance Group AG (a)(b)	5,449	1,437,990
Health Care (6.8%)
Novartis AG (a)	33,700	3,052,838
Roche Holding AG (a)	11,800	3,203,686
		6,256,524
		9,687,874
TAIWAN (3.1%)
Information Technology (3.1%)
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	128,800	2,828,448
UNITED KINGDOM (13.4%)
Consumer Staples (3.1%)
British American Tobacco PLC (a)	48,300	2,869,481
Energy (1.9%)
Royal Dutch Shell PLC, B Shares (a)	68,600	1,796,283
Financials (3.2%)
HSBC Holdings PLC (a)	205,530	1,605,799
Standard Chartered PLC (a)	124,546	1,382,539
		2,988,338
Industrials (2.8%)
Experian PLC (a)	77,600	1,322,309
Rolls-Royce Holdings PLC (a)(b)	118,046	1,248,278
		2,570,587
Materials (1.0%)
BHP Billiton PLC (a)	55,600	888,712
Telecommunication Services (1.4%)
Vodafone Group PLC (a)	387,800	1,276,224
		12,389,625

See accompanying Notes to Financial Statements.

Annual Report 2015

Statement of Investments (concluded)

October 31, 2015

Aberdeen Global Equity Fund

	Shares or Principal Amount	Value
UNITED STATES (32.5%)
Consumer Discretionary (3.9%)
Comcast Corp., Class A	33,600	$2,104,032
TJX Cos., Inc.	20,900	1,529,671
		3,633,703
Consumer Staples (8.5%)
CVS Health Corp.	30,500	3,012,790
PepsiCo, Inc.	26,200	2,677,378
Philip Morris International, Inc.	24,300	2,148,120
		7,838,288
Energy (7.7%)
Chevron Corp.	17,000	1,544,960
EOG Resources, Inc.	45,000	3,863,250
Schlumberger Ltd.	21,800	1,703,888
		7,112,098
Financials (1.0%)
M&T Bank Corp.	7,800	934,830
Health Care (3.3%)
Baxter International, Inc.	30,100	1,125,439
Johnson & Johnson	19,000	1,919,570
		3,045,009
Information Technology (6.7%)
Cognizant Technology Solutions Corp., Class A (b)	23,200	1,580,152
Oracle Corp.	67,700	2,629,468
Visa, Inc., Class A	25,700	1,993,806
		6,203,426
Materials (1.4%)
Praxair, Inc.	11,950	1,327,526
		30,094,880
Total Common Stocks		82,936,395
PREFERRED STOCKS (7.5%)
BRAZIL (2.5%)
Financials (1.5%)
Banco Bradesco SA, ADR, Preferred Shares	257,600	1,401,344
Materials (1.0%)
Vale SA, ADR, Preferred Shares	267,500	963,000
		2,364,344
GERMANY (1.6%)
Consumer Staples (1.6%)
Henkel AG & Co. KGaA, Preferred Shares (a)	13,400	1,453,276
REPUBLIC OF SOUTH KOREA (3.4%)
Information Technology (3.4%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (c)	6,100	3,141,500
UNITED KINGDOM (0.0%)
Industrials (0.0%)
Rolls-Royce Holdings PLC, Preferred Shares (b)	10,942,864	$16,869
Total Preferred Stocks		6,975,989
REPURCHASE AGREEMENT (3.5%)
UNITED STATES (3.5%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/30/2015, due 11/02/2015, repurchase price $3,220,000, collateralized by U.S. Treasury Note, maturing 02/15/2025; total market value of $3,285,175	$3,220,000	3,220,000
Total Repurchase Agreement		3,220,000
Total Investments (Cost $95,333,285) (d)—100.6%		93,132,384

Liabilities in excess of other assets—(0.6)%		(537,543)
Net Assets—100.0%		$92,594,841

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying Notes to Financial Statements.

2015 Annual Report

Aberdeen Global Natural Resources Fund (Unaudited)

The Aberdeen Global Natural Resources Fund (Institutional Class shares net of fees)1 returned -22.67% for the 12-month period ended October 31, 2015, versus the 0.50% return of its benchmark, the MSCI All Country (AC) World Index, and the -21.95% return of the S&P Global Natural Resources Index for the same period. For broader comparison, the average return of the Fund’s peer category of Global Natural Resources Funds (consisting of 53 funds), as measured by Lipper, Inc., was -22.67% for the period.

Throughout the reporting period, weakness in commodity prices weighed on global natural resources stocks, which lagged the broader global stock market. In what was a difficult 12-month period, the Brent crude oil price fell nearly 40% and at one point traded below US$45 per barrel, attributable to investors’ concerns over rising inventories in the U.S. and slowing demand as China’s economic growth moderated. Additionally, an Iranian nuclear deal heightened prospects of increased oil supplies, while the Organization of Petroleum Exporting Countries (OPEC) refrained from curbing output. The International Energy Agency noted that, while non-OPEC production may decline for the 2015 calendar year, a recovery in the oil price may not yet be in sight.

The gold price also fell over the reporting period in volatile trading. Despite the U.S. Federal Reserve’s (Fed’s) decision to delay raising interest rates, improving economic data indicated a possible hike by the end of 2015, sending the U.S. dollar higher and capping bullion demand*. Meanwhile, iron ore prices sank due to concerns over rising supply at a time when Chinese demand is stagnating.

At the stock level, the Fund’s holding in Vale was the primary detractor from Fund performance for the reporting period, as Standard & Poor’s2 cut the miner’s credit rating due to the deteriorating outlook for iron ore prices. The company was also hampered by concerns over slowing Chinese economic growth, given that the mainland’s steel industry is its biggest customer. The absence of a position in Syngenta also detracted from Fund performance relative to the benchmark. Syngenta’s shares surged on news of a takeover bid from U.S. peer Monsanto, which had hoped to combine the strengths of its seeds expertise with Syngenta’s dominance in agricultural chemicals. Finally, the holding in Tenaris weighed on performance. The oil and gas pipe-maker’s corporate results did not meet the market’s expectations over the reporting period, as sales to Europe and shipments of high-margin products to Africa and the Middle East fell significantly.

The Fund’s lack of exposure to Glencore was a notable contributor to the Fund’s performance relative to the benchmark for the reporting period. The Swiss metals and mining company’s shares declined sharply over the latter half of the period in response to weak commodity prices and a poorly received new equity offering. The Fund’s exposure to Air Liquide, which is not represented in the S&P Natural Resources Index, also benefited performance. We subsequently exited the position at the end of the review period. The industrial gas producer posted healthy fiscal year 2014 earnings attributable to cost controls. Additionally, the lack of exposure to metals and mining companies Freeport-McMoRan and Anglo American had a positive impact on Fund performance relative to the benchmark.

During the reporting period, we established six new positions in the Fund: BASF, the world’s largest chemical-maker; Compass Minerals, which is the largest rock-salt producer in North America and the UK, and also manufactures magnesium chloride and plant fertilizers, among others; KWS SAAT, the fifth-largest global seed producer based on sales; Weir Group, a major industrial pump and valve manufacturer; Fuchs Petrolub, a German chemicals company which we believe has a solid balance sheet and sustainable growth opportunities; and Novozymes, which in our view is a highly innovative Danish company in the enzymes business with a healthy balance sheet. Conversely, we sold the Fund’s shares in Brazilian state-owned oil company Petrobras because we felt that the quality of its business was deteriorating. We also exited the positions in Air Liquide on share price strength, and South32, which the Fund previously had received in a spin-off from its parent, Australian miner BHP Billiton.

In our opinion, the near-term outlook for the resources sector is likely to remain challenging, as persistent concerns of oversupply and muted demand continue to weigh on investor sentiment. Furthermore, shifting expectations of the timing of a Fed interest-rate hike may potentially increase uncertainty and further support the already strong U.S. dollar, which could weaken gold’s appeal as a “safe-haven” asset. Amid market turbulence, most of the Fund’s natural resources company holdings are intensifying their efforts on cost-cutting and improving efficiency. We believe that this, in turn, may put them in a better position to cope with rising headwinds.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

1	PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.
2	Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
*	On December 16, 2015, the Fed increased the benchmark rate by 0.25%, noting that it sees the risks to the outlook for both economic activity and the labor market as balanced.

Annual Report 2015

Aberdeen Global Natural Resources Fund (Unaudited) (concluded)

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Investing 25% or more of the Fund’s net assets in natural resources industries subjects the Fund to greater risk of loss and is considerably more volatile compared to investments that are diversified across a greater number of industries.

The natural resources industry can be significantly affected by events relating to international political and economic developments, energy conservation, the success of exploration projects, commodity prices, and tax and other government regulations. The securities of companies in the natural resources sector may experience more price volatility than securities of companies in other industries.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, political and economic risks, and to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging markets countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Please read the prospectus for more detailed information regarding these and other risks.

2015 Annual Report

Aberdeen Global Natural Resources Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2015)		1 Yr.		5 Yr.		10 Yr.
Class A	w/o SC	(23.00%	)	(5.76%	)	0.39%
	w/SC2	(27.44%	)	(6.87%	)	(0.20%	)
Class C	w/o SC	(23.54%	)	(6.41%	)	(0.29%	)
	w/SC3	(24.29%	)	(6.41%	)	(0.29%	)
Class R4	w/o SC	(23.22%	)	(5.98%	)	0.18%
Institutional Service Class[4]	w/o SC	(22.68%	)	(5.44%	)	0.72%
Institutional Class[4]	w/o SC	(22.67%	)	(5.47%	)	0.71%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Annual Report 2015

Aberdeen Global Natural Resources Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Natural Resources Fund, the Morgan Stanley Capital International (MSCI) All Country World Index, the S&P Global Natural Resources Index™, and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI All Country World Index is a free float-adjusted capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 23 emerging markets. The developed markets countries are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The emerging markets countries are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The S&P Global Natural Resources Index™ includes 90 of the largest publicly-traded companies in natural resources and commodities businesses that meet specific investability requirements, with exposure across 3 primary commodity-related sectors: Agribusiness, Energy, and Metals & Mining.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Asset Allocation
Common Stocks	95.4%
Preferred Stocks	2.3%
Repurchase Agreement	2.2%
Other assets in excess of liabilities	0.1%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of October 31, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Materials	48.0%
Energy	41.8%
Industrials	6.5%
Consumer Staples	1.4%
Other	2.3%
100.0%

2015 Annual Report

Aberdeen Global Natural Resources Fund (Unaudited) (concluded)

Top Holdings*
EOG Resources, Inc.	7.2%
BHP Billiton PLC	5.8%
Royal Dutch Shell PLC, B Shares	5.4%
Potash Corp. of Saskatchewan, Inc.	5.1%
Shin-Etsu Chemical Co. Ltd.	4.9%
Tenaris SA, ADR	4.8%
Praxair, Inc.	4.7%
Rio Tinto PLC	4.7%
Schlumberger Ltd.	4.6%
Monsanto Co.	4.1%
Other	48.7%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
United States	29.6%
United Kingdom	23.8%
Canada	11.2%
Germany	8.1%
Italy	7.8%
Brazil	6.6%
Japan	4.9%
France	3.0%
Chile	2.3%
Denmark	1.6%
Other	1.1%
100.0%

Annual Report 2015

Statement of Investments

October 31, 2015

Aberdeen Global Natural Resources Fund

	Shares or Principal Amount	Value
COMMON STOCKS (95.4%)
BRAZIL (6.6%)
Industrials (3.5%)
Wilson Sons Ltd., BDR	77,800	$665,724
Materials (3.1%)
Vale SA, ADR	133,800	583,368
		1,249,092
CANADA (11.2%)
Industrials (2.1%)
Canadian National Railway Co.	6,500	397,085
Materials (9.1%)
Goldcorp, Inc.	59,800	765,107
Potash Corp. of Saskatchewan, Inc.	47,500	960,925
		1,726,032
		2,123,117
DENMARK (1.6%)
Materials (1.6%)
Novozymes AS, B Shares (a)	6,500	301,321
FRANCE (3.0%)
Energy (3.0%)
Total SA (a)	12,000	580,306
GERMANY (8.1%)
Consumer Staples (1.4%)
KWS Saat SE	800	258,814
Materials (6.7%)
BASF SE (a)	3,600	294,926
Fuchs Petrolub SE	4,700	194,666
Linde AG (a)	4,500	780,549
		1,270,141
		1,528,955
ITALY (7.8%)
Energy (7.8%)
Eni SpA (a)	35,000	571,559
Tenaris SA, ADR	35,800	904,666
		1,476,225
JAPAN (4.9%)
Materials (4.9%)
Shin-Etsu Chemical Co. Ltd. (a)	15,700	933,666
NETHERLANDS (1.0%)
Energy (1.0%)
Koninklijke Vopak NV (a)	4,600	184,784
UNITED KINGDOM (23.8%)
Energy (12.4%)
BG Group PLC (a)	48,800	770,967
John Wood Group PLC (a)	61,000	560,003
Royal Dutch Shell PLC, B Shares (a)	39,300	1,029,066
		2,360,036
Industrials (0.9%)
Weir Group PLC (The) (a)	10,300	$169,207
Materials (10.5%)
BHP Billiton PLC (a)	69,000	1,102,898
Rio Tinto PLC (a)	24,100	878,330
		1,981,228
		4,510,471
UNITED STATES (27.4%)
Energy (17.6%)
Chevron Corp.	8,100	736,128
EOG Resources, Inc.	15,900	1,365,015
National Oilwell Varco, Inc.	9,700	365,108
Schlumberger Ltd.	11,100	867,576
		3,333,827
Materials (9.8%)
Compass Minerals International, Inc.	2,300	186,852
Monsanto Co.	8,500	792,370
Praxair, Inc.	8,000	888,720
		1,867,942
		5,201,769
Total Common Stocks		18,089,706
PREFERRED STOCKS (2.3%)
CHILE (2.3%)
Materials (2.3%)
Sociedad Quimica y Minera de Chile SA, ADR, Preferred Shares	22,800	441,864
Total Preferred Stocks		441,864
REPURCHASE AGREEMENT (2.2%)
UNITED STATES (2.2%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/30/2015, due 11/02/2015, repurchase price $411,000 collateralized by U.S. Treasury Note, maturing 02/15/2025; total market value of $421,813	$411,000	411,000
Total Repurchase Agreement		411,000
Total Investments (Cost $23,725,145) (b)—99.9%		18,942,570

Other assets in excess of liabilities—0.1%		27,553
Net Assets—100.0%		$18,970,123

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt

See accompanying Notes to Financial Statements.

2015 Annual Report

Aberdeen Global Small Cap Fund (Unaudited)

The Aberdeen Global Small Cap Fund (Institutional Class shares net of fees)* returned -2.16% for the 12-month period ended October 31, 2015, versus the 2.58% return of its benchmark, the MSCI World Small Cap Index, during the same period. For broader comparison, the average return of the Fund’s peer category of Global Small/Mid-Cap Funds (consisting of 43 funds), as measured by Lipper, was -0.85% for the period.

Global small-cap equities rose modestly during the 12-month period ended October 31, 2015, but outperformed their large-cap counterparts, as measured by the MSCI World Index.2 Global market volatility, concerns over the health of the world economy and uncertainty about U.S. monetary policy weighed on investor sentiment. Although the U.S. Federal Reserve (Fed) officially ended its bond-buying program, the Bank of Japan’s increased stimulus, along with the launch of the European Central Bank’s quantitative easing, kept markets awash with liquidity. However, concerns over a commodity rout soon took over. Oversupply worries were exacerbated by the prospect of a resumption of crude oil production in Iran following an agreement with several major Western nations to monitor the country’s nuclear program. Equity markets heavily exposed to natural resources, such as those in Russia, Brazil and Nigeria, suffered the most from declining energy and commodity prices. Towards the end of the reporting period, macroeconomic headlines reflected expectations of slowing global growth and deflationary pressures – most recently, the fallout from China’s decision to marginally devalue the yuan in August 2015 amid further contractions in manufacturing. The International Monetary Fund (IMF) warned of a rising risk of global recession as it again downgraded its growth outlook. Although it initially appeared that the Fed was on track to normalize interest rates, concerns over the health of the world economy prompted it to keep rates near all-time lows**. Investor sentiment was slightly dented at the end of the reporting period by the Fed’s hawkish statements indicating that a December rate lift-off was still firmly in the cards.

The top detractors from performance among individual holdings for the reporting period were Arezzo Industria e Comercio, Iguatemi Empressa de Shopping Centers and Weir Group. Shares of Brazilian shoe retailer Arezzo Industria and mall operator Iguatemi both came under pressure in the broad sell-off of Brazilian equities over the period on concerns over the nation’s slowing economy and ongoing political issues. The Fund’s position in Weir Group, which is not represented in the benchmark MSCI World Small Cap Index, also hindered performance as shares of the UK engineering company fell amid the continued sell-off in the oil and gas sector. Weir Group’s profits declined on the back of the oil-price slump, and the stock was removed from the FTSE 100 Index. The engineering business cut jobs and launched a savings drive, largely in its fracking-focused U.S. division, in response to the market downturn.

The main contributors to Fund performance for the reporting period were Asahi Intecc, Dorma Kaba Holdings and Sysmex Corp. Shares of medical and industrial equipment maker Asahi Intecc rose sharply on the back of the company’s positive corporate results over the period, reflecting strong sales momentum for its mainstay guidewires, while also indicating market share gains in other peripheral devices; consequently, the company raised its full-year 2015 earnings forecast. The merger between Fund holding Swiss Kaba Holding and Germany’s Dorma to create Dorma Kaba, a US$2.1 billion security and access solutions company, also benefited Fund performance. Finally, medical equipment business Sysmex reported robust corporate results over the reporting period, supported by strong demand for its diagnostic equipment and reagents (a substance or mixture for use in chemical analysis or other reactions).

Regarding Fund activity over the reporting period, we initiated a holding in Hong Kong-listed Kerry Logistics, which we feel has strong warehousing capabilities and opportunities to leverage trade growth; Japanese hotel chain Resorttrust, which we believe is a well-run business that provides the Fund with further diversification, and California-based software business Fair Isaac Corporation, whose core credit-score product serves as the industry standard. In our opinion, the company is well-managed and has a high level of recurring revenue. We also initiated a position in Ace Hardware, the largest “do-it-yourself” store in Indonesia, which is benefiting from the nation’s rising wealth and continued urbanization; U.S. pharmaceutical outsourcing company PAREXEL International Corp., which we believe is exposed to fast-growing industries with potential for future margin expansion and opportunities for cross-selling; and Ultra Electronics, a UK-listed electronic aircraft parts manufacturer which we felt was trading at an attractive valuation for a business that provides value-added services to its long-term contracts.

Conversely, we sold the Fund’s shares in Hong Kong fast-food restaurant chain operator Café de Coral, as we believe that the company’s strategies to overcome cost pressures have not been successful thus far. Additionally, we sold the position in South African stock exchange operator JSE due to our concerns over increasing competition, which may potentially require a large capital expenditure and exert pressure on the company’s pricing and margins. We also exited the Fund’s positions in UK device testing company Anite, Hong Kong semiconductor equipment-maker ASM Pacific Technology, and Brazilian fashion retailer Hering to fund what we believed were better opportunities elsewhere.

In our view, the renewed prospect of higher U.S. borrowing costs may keep investors nervous in the near term. With U.S. September quarter-end corporate earnings beating expectations thus far, and signs that the Chinese economy may be stabilizing at a slower growth rate, we think that it remains to be seen if recent gains can be extended, or if they merely constitute a short-lived rally. Persistent disinflationary pressures in both developed and emerging economies may also continue to weigh on investor sentiment. Despite the global headwinds, quality serves to underline our fundamentals-driven investment process. Rather than chasing momentum, we continue to

*	PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.
**	On December 16, 2015, the Fed increased the benchmark rate by 0.25%, noting that it sees the risks to the outlook for both economic activity and the labor market as balanced.

Annual Report 2015

Aberdeen Global Small Cap Fund (Unaudited) (concluded)

focus on a bottom-up approach in an effort to build a diversified portfolio of well-managed businesses.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Smaller company stocks are usually less stable in price and less liquid than those of larger, more established companies, and therefore carry greater risk to investors.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, political and economic risks, and to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging markets countries.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2015 Annual Report

Aberdeen Global Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2015)		1 Yr.		5 Yr.	10 Yr.
Class A2	w/o SC	(2.43%	)	6.94%	4.47%
	w/SC3	(8.05%	)	5.68%	3.86%
Class C	w/o SC	(3.10%	)	6.20%	3.73%
	w/SC4	(4.00%	)	6.20%	3.73%
Class R5,6	w/o SC	(2.77%	)	6.66%	4.21%
Institutional Service Class[5,7]	w/o SC	(2.38%	)	7.07%	4.57%
Institutional Class[5,8]	w/o SC	(2.16%	)	7.26%	4.65%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to July 20, 2009 reflect the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	Class A returns for periods prior to July 20, 2009, are based on the performance of Common Class shares of the Predecessor Fund, which were exchanged for Class A shares of the Fund in the reorganization. Class A and Class B shares of the Global Predecessor Fund were also exchanged for Class A shares of the Fund in the reorganization.
3	A 5.75% front-end sales charge was deducted.
4	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
5	Not subject to any sales charges.
6	Returns for Class R shares for periods prior to July 20, 2009 are based on the performance of Adviser Class shares of the Predecessor Fund, which were exchanged for Class R shares of the Fund in the reorganization. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Class R shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Class R shares, but have not been adjusted to reflect its lower expenses.
7	Returns before the first offering of Institutional Service Class shares (September 16, 2009) are based on the previous performance of Institutional Class shares. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares, would only differ to the extent of the differences in expenses between the two classes.
8	Returns before the first offering of Institutional Class shares (July 20, 2009) are based on the previous performance of Common Class shares of the Predecessor Fund. Excluding the effect of any fee waivers or reimbursements, this performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns have been adjusted to eliminate sales charges that do not apply to Institutional Class shares, but have not been adjusted to reflect its lower expenses.

Annual Report 2015

Aberdeen Global Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Global Small Cap Fund, Morgan Stanley Capital International (MSCI) World Small Cap Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI World Small Cap Index is a free float-adjusted, market capitalization-weighted index comprised of small cap companies from the following 23 developed markets countries: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Asset Allocation
Common Stocks	94.5%
Preferred Stocks	3.7%
Other assets in excess of liabilities	1.8%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of October 31, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Consumer Staples	25.0%
Industrials	16.0%
Health Care	14.9%
Materials	14.6%
Financials	11.7%
Consumer Discretionary	9.6%
Energy	2.4%
Information Technology	1.6%
Utilities	1.6%
Telecommunication Services	0.8%
Other	1.8%
100.0%

Top Holdings
Embotelladora Andina SA, Class B, Preferred Shares	3.7%
Castrol (India) Ltd.	3.6%
Barry Callebaut AG	3.1%
Clicks Group Ltd.	2.5%
Jones Lang LaSalle, Inc.	2.5%
RBC Bearings, Inc.	2.5%
Symrise AG	2.5%
Kaba Holding AG, Class B	2.5%
Raffles Medical Group Ltd.	2.4%
John Wood Group PLC	2.4%
Other	72.3%
100.0%

Top Countries
United Kingdom	21.2%
United States	13.1%
Japan	7.9%
Brazil	7.4%
Germany	7.0%
India	5.7%
Switzerland	5.6%
Chile	5.2%
Israel	3.8%
Thailand	3.6%
Other	19.5%
100.0%

2015 Annual Report

Statement of Investments

October 31, 2015

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (94.5%)
AUSTRALIA (1.7%)
Consumer Discretionary (1.7%)
ARB Corp. Ltd. (a)	171,300	$1,795,529
BRAZIL (7.4%)
Consumer Discretionary (1.9%)
Arezzo Industria e Comercio SA	364,300	1,983,716
Financials (2.3%)
Iguatemi Empresa de Shopping Centers SA	444,500	2,457,310
Health Care (2.3%)
OdontoPrev SA	959,900	2,459,144
Industrials (0.9%)
Wilson Sons Ltd., BDR	113,000	966,927
		7,867,097
CANADA (0.9%)
Financials (0.9%)
Canadian Western Bank	51,200	983,983
CHILE (1.5%)
Consumer Staples (1.5%)
Vina Concha y Toro SA	915,200	1,558,970
FRANCE (1.5%)
Health Care (1.5%)
Virbac SA (a)	8,000	1,593,779
GERMANY (7.0%)
Consumer Discretionary (1.0%)
Fielmann AG (a)	15,100	1,057,132
Consumer Staples (1.5%)
KWS Saat SE	5,000	1,617,586
Materials (4.5%)
Fuchs Petrolub SE	50,100	2,075,059
Symrise AG (a)	39,900	2,626,083
		4,701,142
		7,375,860
HONG KONG (2.4%)
Industrials (1.6%)
Kerry Logistics Network Ltd. (a)	1,138,000	1,692,602
Telecommunication Services (0.8%)
Asia Satellite Telecommunications Holdings Ltd. (a)	605,000	899,425
		2,592,027
INDIA (5.7%)
Health Care (2.1%)
Sanofi India Ltd. (a)	33,200	2,282,000
Materials (3.6%)
Castrol (India) Ltd. (a)	533,155	3,766,950
		6,048,950
INDONESIA (1.8%)
Consumer Discretionary (1.8%)
Ace Hardware Indonesia Tbk PT (a)	39,403,700	$1,918,238
ISRAEL (3.8%)
Consumer Staples (3.8%)
Osem Investments Ltd. (a)	83,100	1,608,602
Rami Levy Chain Stores Hashikma Marketing 2006 Ltd. (a)	51,000	2,402,858
		4,011,460
JAPAN (7.9%)
Consumer Discretionary (1.5%)
Resorttrust, Inc. (a)	64,000	1,644,855
Consumer Staples (1.9%)
Calbee, Inc. (a)	55,900	2,025,356
Health Care (3.6%)
Asahi Intecc Co. Ltd. (a)	58,800	2,271,303
Sysmex Corp. (a)	26,500	1,514,708
		3,786,011
Industrials (0.9%)
Nabtesco Corp. (a)	45,100	903,124
		8,359,346
MALAYSIA (1.5%)
Consumer Staples (1.5%)
Carlsberg Brewery Malaysia Bhd (a)	546,400	1,578,869
MEXICO (1.0%)
Industrials (1.0%)
Grupo Aeroportuario del Sureste SAB de CV, Class B	68,600	1,063,109
SINGAPORE (2.4%)
Health Care (2.4%)
Raffles Medical Group Ltd. (a)	843,684	2,588,197
SOUTH AFRICA (2.5%)
Consumer Staples (2.5%)
Clicks Group Ltd. (a)	365,400	2,665,177
SPAIN (2.0%)
Consumer Staples (2.0%)
Viscofan SA (a)	36,300	2,117,201
SWITZERLAND (5.6%)
Consumer Staples (3.1%)
Barry Callebaut AG (a)(b)	2,730	3,271,471
Industrials (2.5%)
Kaba Holding AG, Class B (a)	4,200	2,618,909
		5,890,380
THAILAND (3.6%)
Financials (2.0%)
Tesco Lotus Retail Growth Freehold & Leasehold Property Fund (c)	5,686,700	2,110,478

See accompanying Notes to Financial Statements.

Annual Report 2015

Statement of Investments (concluded)

October 31, 2015

Aberdeen Global Small Cap Fund

	Shares or Principal Amount	Value
Utilities (1.6%)
Electricity Generating PCL, Foreign Shares (a)	380,800	$1,662,446
		3,772,924
UNITED KINGDOM (21.2%)
Consumer Discretionary (1.7%)
Millennium & Copthorne Hotels PLC	245,400	1,822,312
Consumer Staples (1.4%)
PZ Cussons PLC (a)	319,800	1,480,377
Energy (2.4%)
John Wood Group PLC (a)	272,200	2,498,898
Financials (4.0%)
Close Brothers Group PLC (a)	93,700	2,111,278
Rathbone Brothers PLC	62,900	2,189,505
		4,300,783
Health Care (1.5%)
Dechra Pharmaceuticals PLC	106,600	1,593,223
Industrials (6.6%)
Rotork PLC (a)	607,800	1,755,800
Spirax-Sarco Engineering PLC (a)	42,621	1,997,948
Ultra Electronics Holdings PLC (a)	60,600	1,570,513
Weir Group PLC (The) (a)	100,100	1,644,429
		6,968,690
Information Technology (0.6%)
Oxford Instruments PLC (a)	77,700	620,738
Materials (3.0%)
Croda International PLC (a)	24,100	1,075,029
Victrex PLC (a)	73,800	2,097,055
		3,172,084
		22,457,105
UNITED STATES (13.1%)
Consumer Staples (2.1%)
Casey’s General Stores, Inc.	21,500	2,283,730
Financials (2.5%)
Jones Lang LaSalle, Inc.	15,900	2,650,689
Health Care (1.5%)
PAREXEL International Corp. (b)	24,700	1,559,064
Industrials (2.5%)
RBC Bearings, Inc. (b)	38,400	2,626,176
Information Technology (1.0%)
Fair Isaac Corp.	11,800	1,089,966
Materials (3.5%)
Compass Minerals International, Inc.	26,100	2,120,364
Silgan Holdings, Inc.	31,800	1,617,666
		3,738,030
		13,947,655
Total Common Stocks		100,185,856
PREFERRED STOCKS (3.7%)
CHILE (3.7%)
Consumer Staples (3.7%)
Embotelladora Andina SA, Class B, Preferred Shares	1,070,300	$3,924,923
Total Preferred Stocks		3,924,923
Total Investments (Cost $102,330,165) (d)—98.2%		104,110,779

Other assets in excess of liabilities—1.8%		1,928,132
Net Assets—100.0%		$106,038,911

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	As of October 31, 2015, security is a closed-end fund incorporated in Thailand.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
BDR	Brazilian Depositary Receipt

See accompanying Notes to Financial Statements.

2015 Annual Report

Aberdeen International Equity Fund (Unaudited)

The Aberdeen International Equity Fund (Institutional Class shares net of fees)1 returned -13.80% for the 12-month period ended October 31, 2015, versus the -4.26% return of its benchmark, the MSCI All Country (AC) World ex USA Index, during the same period. For broader comparison, the average return of the Fund’s peer category of International Large-Cap Core Funds (consisting of 51 funds), as measured by Lipper, Inc., was -3.20% for the period.

International equities declined during the 12-month period ended October 31, 2015, with global market volatility, concerns over the health of the world economy and uncertainty about U.S. monetary policy weighing on investor sentiment. Although the U.S. Federal Reserve (Fed) officially ended its bond-buying program, the Bank of Japan’s increased stimulus, along with the launch of the European Central Bank’s quantitative easing, kept markets awash with liquidity. However, concerns over a commodity rout soon took over. Oversupply worries were exacerbated by the prospect of a resumption of crude oil production in Iran following an agreement with several major Western nations to monitor the country’s nuclear program. Equity markets heavily exposed to natural resources, such as those in Russia, Brazil and Nigeria, suffered the most from declining energy and commodity prices. Towards the end of the review period, macroeconomic headlines reflected expectations of slowing global growth and deflationary pressures – most recently, the fallout from China’s decision to marginally devalue the yuan in August 2015 amid further contractions in manufacturing. The International Monetary Fund (IMF) warned of a rising risk of global recession as it again downgraded its growth outlook. Although it initially appeared that the Fed was on track to normalize interest rates, concerns over the health of the world economy prompted it to keep rates near all-time lows*. Investor sentiment was slightly dented at the end of the review period by the Fed’s hawkish statements indicating that a December rate lift-off was still firmly in the cards.

The top detractors from the Fund’s relative return for the reporting period versus its benchmark, the MSCI AC World ex USA Index, were Brazilian bank Banco Bradesco, miner Vale and UK engineering company Weir Group. Banco Bradesco’s shares slumped following the largest acquisition in its history – UK exchange-listed bank HSBC’s money-losing Brazilian operations – and Standard & Poor’s2 downgrade of Brazil’s rating to below-investment-grade had a knock-on effect on the lender’s perceived creditworthiness. Lower iron ore prices and softening end-markets hampered Vale’s results over the reporting period. Weir Group’s profits declined on the back of the oil price slump, and it was pushed out of the FTSE 100 Index. The company cut jobs and launched a savings drive, largely in its natural gas fracking-focused U.S. division, in response to the market downturn.

The main contributors to Fund performance for the period were semiconductor maker Samsung Electronics, Japan Tobacco and British American Tobacco. Samsung will repurchase and cancel US$10 billion in common and preferred shares, which the Fund owns. This marks the biggest buyback in Samsung’s history and the first time in 10 years that it has cancelled shares. The company also posted better-than-expected corporate results over the reporting period attributable to improved earnings across most of its business units and a favorable currency translation3 effect. Japan Tobacco posted healthy corporate results over the period, supported by overseas sales of its flagship cigarette brands, which include Winston, Camel and Benson & Hedges. In April, Japan Tobacco entered the U.S. electronic cigarette market by acquiring Logic Technology Development for an undisclosed sum. British American Tobacco benefited from better-than-expected results during the period, as its key brands continued to gain market share.

Regarding Fund activity over the reporting period, we initiated positions in UK insurance company Prudential, as we believe that it is an attractive franchise with a sound balance sheet; Israel-based IT services company Check Point Software, which in our view has a solid market position within infrastructure software and network security; and Indian conglomerate ITC, which has a tobacco business that dominates the sector. In our opinion, ITC excels at sourcing for raw materials and has solid distribution systems, while enjoying ample opportunities for leverage and growth. We also initiated positions in Fresenius Medical Care, a German healthcare services provider, which we feel is well-placed to benefit from aging population trends and steady growth in the global dialysis market; and German household product manufacturer Henkel, which has an established market position in its core portfolio, which includes industrial adhesives. We believe that the business is financially well-managed, and the capable management team has demonstrated the ability to earn robust returns on invested capital.

Conversely, we exited the position in South32, whose stock we had received when it was spun off from its parent, Australian miner BHP Billiton, earlier this year; UK utility company Centrica due to our increased regulatory and political concerns; Brazilian state-owned oil company Petrobras because we felt that its business quality was deteriorating; oil and gas exploration and production companies Eni and Petrochina following a period of share price strength; and Schindler Holding on our valuation concerns and weakening end-markets, particularly China, which in our view is the most important new market for elevator installations worldwide.

1	PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.
2	Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
3	Currency translation comprises the process of quoting the amount of money denominated in one currency in the denomination of another currency on a corporate balance sheet.
*	On December 16, 2015, the Fed increased the benchmark rate by 0.25%, noting that it sees the risks to the outlook for both economic activity and the labor market as balanced.

Annual Report 2015

Aberdeen International Equity Fund (Unaudited) (concluded)

In our opinion, the renewed prospect of higher U.S. borrowing costs may keep investors nervous in the near term. With U.S. third-quarter earnings reports generally exceeding expectations thus far, and signs that the Chinese economy may be stabilizing at a slower growth rate, we believe that it remains to be seen if recent gains can be extended, or if they merely constitute a short-lived rally. Persistent disinflationary pressures in both developed and emerging economies also may potentially continue to weigh on investor sentiment. Despite the global headwinds, quality serves to underline our fundamentals-driven investment process. Rather than chasing momentum, we continue to focus on a bottom-up approach in an effort to build a diversified portfolio of well-managed businesses.

Portfolio Management:

Aberdeen Global Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, political and economic risks, and to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging markets countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2015 Annual Report

Aberdeen International Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2015)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	(14.02%	)	1.55%	4.97%
	w/SC2	(18.99%	)	0.36%	4.35%
Class C	w/o SC	(14.61%	)	0.86%	4.26%
	w/SC3	(15.45%	)	0.86%	4.26%
Class R4	w/o SC	(14.32%	)	1.32%	4.73%
Institutional Service Class[4]	w/o SC	(13.97%	)	1.73%	5.21%
Institutional Class[4]	w/o SC	(13.80%	)	1.87%	5.29%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 incorporate the performance of a predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Annual Report 2015

Aberdeen International Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen International Equity Fund, the Morgan Stanley Capital International All Country World (MSCI ACWI) ex-US Index and the Consumer Price Index (CPI) over a 10-year period ending October 31, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI ACWI ex-US Index is a free float-adjusted, market capitalization-weighted index that captures large, mid and small capitalization representation across 22 of 23 developed markets countries (excluding the U.S.) are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the U.K.; and 23 emerging markets countries are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Asset Allocation
Common Stocks	87.0%
Preferred Stocks	9.1%
Other assets in excess of liabilities	3.9%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of October 31, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Consumer Staples	18.1%
Financials	17.8%
Industrials	15.6%
Information Technology	11.0%
Health Care	10.5%
Materials	9.1%
Telecommunication Services	7.2%
Energy	5.8%
Utilities	1.0%
Other	3.9%
100.0%

2015 Annual Report

Aberdeen International Equity Fund (Unaudited) (concluded)

Top Holdings
Roche Holding AG	4.6%
Novartis AG	4.3%
Samsung Electronics Co. Ltd., GDR, Preferred Shares	4.1%
Japan Tobacco, Inc.	4.0%
Nestle SA	3.6%
British American Tobacco PLC	3.6%
Taiwan Semiconductor Manufacturing Co. Ltd.	3.4%
Shin-Etsu Chemical Co. Ltd.	3.1%
Royal Dutch Shell PLC, B Shares	2.9%
FANUC Corp.	2.7%
Other	63.7%
100.0%

Top Countries
United Kingdom	20.7%
Switzerland	14.1%
Japan	10.8%
Singapore	5.8%
Hong Kong	5.6%
Canada	5.5%
Sweden	5.0%
Germany	4.6%
France	4.5%
Republic of South Korea	4.1%
Other	19.3%
100.0%

Annual Report 2015

Statement of Investments

October 31, 2015

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (87.0%)
CANADA (5.5%)
Industrials (2.0%)
Canadian National Railway Co.	205,200	$12,533,897
Materials (2.0%)
Potash Corp. of Saskatchewan, Inc.	589,500	11,937,871
Telecommunication Services (1.5%)
TELUS Corp.	277,600	9,264,656
		33,736,424
FRANCE (4.5%)
Consumer Staples (2.0%)
Casino Guichard-Perrachon SA (a)	212,800	12,226,370
Industrials (1.5%)
Schneider Electric SE (a)	156,000	9,409,161
Utilities (1.0%)
Engie (a)	352,600	6,170,780
		27,806,311
GERMANY (3.1%)
Health Care (1.6%)
Fresenius Medical Care AG & Co. KGaA (a)	107,400	9,666,806
Materials (1.5%)
Linde AG (a)	54,100	9,383,939
		19,050,745
HONG KONG (5.6%)
Financials (3.4%)
AIA Group Ltd. (a)	2,545,900	14,911,083
Swire Pacific Ltd., Class A (a)	521,500	6,045,254
		20,956,337
Industrials (2.2%)
Jardine Matheson Holdings Ltd. (a)	254,700	13,849,652
		34,805,989
INDIA (1.0%)
Consumer Staples (1.0%)
ITC Ltd. (a)	1,175,200	6,000,264
ISRAEL (2.0%)
Information Technology (2.0%)
Check Point Software Technologies Ltd. (b)	146,571	12,449,741
ITALY (1.4%)
Energy (1.4%)
Tenaris SA, ADR	353,700	8,937,999
JAPAN (10.8%)
Consumer Staples (4.0%)
Japan Tobacco, Inc. (a)	716,300	24,792,424
Financials (1.0%)
Daito Trust Construction Co. Ltd. (a)	57,100	6,180,863
Industrials (2.7%)
FANUC Corp. (a)	93,000	$16,409,054
Materials (3.1%)
Shin-Etsu Chemical Co. Ltd. (a)	320,599	19,065,751
		66,448,092
MEXICO (2.4%)
Consumer Staples (2.4%)
Fomento Economico Mexicano SAB de CV, ADR	151,300	14,992,317
SINGAPORE (5.8%)
Financials (3.3%)
City Developments Ltd. (a)	1,556,000	8,805,888
Oversea-Chinese Banking Corp. Ltd. (a)	1,852,600	11,908,240
		20,714,128
Telecommunication Services (2.5%)
Singapore Telecommunications Ltd. (a)	5,360,000	15,229,111
		35,943,239
SOUTH AFRICA (1.7%)
Telecommunication Services (1.7%)
MTN Group Ltd. (a)	949,500	10,809,687
SWEDEN (5.0%)
Financials (1.5%)
Nordea Bank AB (a)	819,300	9,039,856
Industrials (2.0%)
Atlas Copco AB, A Shares (a)	469,300	12,230,280
Information Technology (1.5%)
Telefonaktiebolaget LM Ericsson, B Shares (a)	957,700	9,320,818
		30,590,954
SWITZERLAND (14.1%)
Consumer Staples (3.6%)
Nestle SA (a)	290,300	22,171,353
Financials (1.6%)
Zurich Insurance Group AG (a)(b)	37,679	9,943,485
Health Care (8.9%)
Novartis AG (a)	295,800	26,796,123
Roche Holding AG (a)	103,900	28,208,732
		55,004,855
		87,119,693
TAIWAN (3.4%)
Information Technology (3.4%)
Taiwan Semiconductor Manufacturing Co. Ltd. (a)	5,033,000	21,207,379
UNITED KINGDOM (20.7%)
Consumer Staples (3.6%)
British American Tobacco PLC (a)	371,300	22,058,766

See accompanying Notes to Financial Statements.

2015 Annual Report

Statement of Investments (concluded)

October 31, 2015

Aberdeen International Equity Fund

	Shares or Principal Amount	Value
Energy (4.4%)
John Wood Group PLC (a)	1,039,200	$9,540,246
Royal Dutch Shell PLC, B Shares (a)	687,400	17,999,490
		27,539,736
Financials (5.0%)
HSBC Holdings PLC (a)	1,573,700	12,295,264
Prudential PLC (a)	398,600	9,309,891
Standard Chartered PLC (a)	830,400	9,217,967
		30,823,122
Industrials (5.2%)
Experian PLC (a)	724,500	12,345,525
Rolls-Royce Holdings PLC (a)(b)	1,193,400	12,619,619
Weir Group PLC (The) (a)	429,300	7,052,480
		32,017,624
Materials (1.0%)
BHP Billiton PLC (a)	381,500	6,097,905
Telecommunication Services (1.5%)
Vodafone Group PLC (a)	2,790,800	9,184,333
		127,721,486
Total Common Stocks		537,620,320
PREFERRED STOCKS (9.1%)
BRAZIL (3.5%)
Financials (2.0%)
Banco Bradesco SA, ADR, Preferred Shares	2,287,294	12,442,880
Materials (1.5%)
Vale SA, ADR, Preferred Shares	2,582,200	9,295,920
		21,738,800
GERMANY (1.5%)
Consumer Staples (1.5%)
Henkel AG & Co. KGaA, Preferred Shares (a)	84,800	9,196,851
REPUBLIC OF SOUTH KOREA (4.1%)
Information Technology (4.1%)
Samsung Electronics Co. Ltd., GDR, Preferred Shares (c)	48,900	25,183,500
UNITED KINGDOM (0.0%)
Industrials (0.0%)
Rolls-Royce Holdings PLC, Preferred Shares (b)	113,150,825	174,433
Total Preferred Stocks		56,293,584
Total Investments (Cost $635,935,893) (d)—96.1%		593,913,904

Other assets in excess of liabilities—3.9%		24,113,653
Net Assets—100.0%		$618,027,557

(a)	Fair Valued Security. Fair Values are determined pursuant to procedures approved by the Fund’s Board of Trustees. See Note 2(a) of the accompanying Notes to Financial Statements.
(b)	Non-income producing security.
(c)	Denotes a security issued under Regulation S or Rule 144A.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
GDR	Global Depositary Receipt

See accompanying Notes to Financial Statements.

Annual Report 2015

Aberdeen Latin American Equity Fund (Unaudited)

The Aberdeen Latin American Equity Fund (Class A shares at net asset value net of fees)1 returned -30.56% for the 12-month period ended October 31, 2015, versus the -34.64% return of its benchmark, the MSCI Emerging Markets Latin America 10/40 Index, during the same period. For broader comparison, the average return of the Fund’s peer category of Latin American Funds (consisting of 29 funds), as measured by Lipper, Inc., was -32.50% for the period.

Latin American stock markets slumped during the 12-month period ended October 31, 2015. Most regional currencies fell sharply against the U.S. dollar, reflecting the flagging economic prospects in the Latin America region and expectations of a rate hike by the U.S. Federal Reserve (Fed). Although the Fed delayed raising its benchmark interest rate in September 2015, the central bank did not rule out a hike by the end of the calendar year*. At the same time, concerns over China’s economic slowdown and persistent weakness in commodity prices added to investors’ worries. The equity markets in Chile and Mexico performed relatively well amid the sell-off. Chile, a net oil importer, benefited amid the weak oil prices, although the Chilean market still ended the reporting period lower amid concerns over the government’s proposed reforms. Meanwhile, relatively strong gross domestic product (GDP) growth, driven by domestic consumption, curbed losses in shares of Mexican companies.

Conversely, Brazilian equities were one of the worst performers in the Latin America region. Standard & Poor’s2 downgraded the country’s credit-rating to below-investment-grade, raising concerns over the government’s commitment to fiscal discipline. On the political front, dissatisfaction over the economy and the unfolding corruption scandal surrounding state-owned oil company Petrobras culminated in mass demonstrations calling for President Dilma Rousseff’s impeachment. A cabinet reshuffle saw the elimination of eight ministries and a 10% ministerial pay cut in a bid to shore up the country’s budget. Separately, the Brazilian central bank continued to tighten monetary policy in an effort to tame runaway inflation, raising its benchmark rate to 14.25%.

At the stock level, the Fund’s holding in Chilean Coca-Cola bottler Embotelladora Andina benefited performance over the reporting period, as its shares rose in response to generally better-than-expected corporate results and expectations of sector consolidation. Shares of Grupo Aeroportuario del Sureste (Asur) and Grupo Aeroportuario Centro Norte (OMA) also performed well, as the Mexican airport operators continued to report robust results and an increase in passenger traffic. The Fund’s lack of exposure to Brazilian oil company Petrobras, which we exited in December 2014, also was a notable contributor to Fund performance. Shares of Petrobras declined amid a corruption scandal and a deteriorating balance sheet, while the company remained under pressure from its high debt burden, the loss of its second investment-grade rating, and falling oil prices.

The primary individual stock detractors from performance included Grana y Montero. The infrastructure company’s shares declined due to slower economic growth in Peru and concerns about its future project pipeline. The Fund’s holding in Vale also weighed on performance, as the Brazilian miner continued to be hampered by lower iron ore prices and concerns over economic growth in China, a major consumer. The Fund’s lack of exposure to America Movil also detracted from performance for the reporting period. The Mexican telecom operator announced plans to divest assets in an effort to avoid regulatory restrictions given its dominant market position.

Regarding Fund activity over the reporting period, we sold Petrobras given our growing concerns about governance shortcomings, escalating leverage, and the increasing politicization of the company. Conversely, we initiated a holding in Iguatemi Empressa de Shopping Centers, a leading Brazilian mall operator which we feel has well-located malls and a strong tenant base. We also established new positions in two Mexican companies: Arca Continental, the country’s second-largest Coca-Cola bottler, which in our opinion has decent governance standards and solid growth prospects, and Banco Santander Mexico, as we believe that it is a well-run lender with an established domestic market position.

In our view, Latin American stock markets may remain under pressure, as concerns remain over the timing of a Fed rate hike, China’s economic slowdown and persistent weakness in commodity prices. In Brazil, market sentiment took a further hit after the country lost its investment-grade credit rating. Investors also fear weaker corporate earnings, as the country may face a series of headwinds, including economic contraction and high inflation. However, we think that there is hope that the government’s reform efforts, led by Finance Minister Joaquim Levy, may lead to an improvement in the country’s fiscal standing that could help restore investor confidence. Similarly, for the other Latin American economies, the successful implementation of structural reforms for productivity and fiscal health now seems more crucial than ever, in our opinion.

Despite the headwinds, we are confident in the quality of the Fund’s holdings, which we feel are fundamentally sound and well-managed. While the operating environment remains challenging, we believe that the Fund’s holdings have remained resilient, attributable partly to their continued focus on maintaining strong balance sheets and improving efficiency. We feel that these companies, with their disciplined approach and sound management, may be the primary beneficiaries of an economic recovery in the Latin American region.

Portfolio Management:

Aberdeen Global Emerging Markets Equity Team

1	To obtain current standardized performance for all classes of the Fund, which may be higher or lower than the performance shown, please go to aberdeen-asset.us.
2	Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
*	On December 16, 2015, the Fed increased the benchmark rate by 0.25%, noting that it sees the risks to the outlook for both economic activity and the labor market as balanced.

2015 Annual Report

Aberdeen Latin American Equity Fund (Unaudited) (concluded)

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, political and economic risks, and to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging markets countries.

Concentrating investments in Latin America subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Latin American countries may be subject to a greater degree of political, sovereign and economic instability than is the case in the United States and Europe. Some Latin American countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries.

Equity stocks of small- and mid-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Because the Fund is non-diversified, the Fund may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on the Fund’s value and total return than it would on that of a diversified fund.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2015

Aberdeen Latin American Equity Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2015)		1 Yr.		Inception[1]
Class A	w/o SC	(30.78%	)	(19.95%	)
	w/SC2	(34.74%	)	(21.75%	)
Class C	w/o SC	(31.35%	)	(20.54%	)
	w/SC3	(32.03%	)	(20.54%	)
Class R4	w/o SC	(31.01%	)	(20.16%	)
Institutional Service Class[4]	w/o SC	(30.56%	)	(19.72%	)
Institutional Class[4]	w/o SC	(30.56%	)	(19.72%	)

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Fund commenced operations on March 25, 2013.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

2015 Annual Report

Aberdeen Latin American Equity Fund (Unaudited)

Performance of a $1,000,000* Investment (as of October 31, 2015)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Latin American Equity Fund, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Latin America 10/40 Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI EM Latin America 10/40 Index represents a constrained version of the MSCI EM Latin America Index, which is a free-float adjusted, market capitalization-weighted index that captures large and mid cap representation across 5 emerging markets countries in Latin America: Brazil, Chile, Colombia, Mexico and Peru.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Asset Allocation
Common Stocks	97.0%
Preferred Stocks	0.8%
Other assets in excess of liabilities	2.2%
100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of October 31, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Financials	32.3%
Consumer Staples	29.1%
Industrials	12.6%
Consumer Discretionary	9.4%
Energy	6.8%
Materials	4.9%
Health Care	1.5%
Information Technology	1.2%
Other	2.2%
100.0%

Top Holdings
Fomento Economico Mexicano SAB de CV, ADR	6.9%
Banco Bradesco SA	6.8%
Itau Unibanco Holding SA	6.7%
Grupo Financiero Banorte SAB de CV	4.9%
Vale SA	4.1%
Ultrapar Participacoes SA	4.1%
Embotelladora Andina SA, Class A	3.9%
Wal-Mart de Mexico SAB de CV	3.8%
Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares	3.8%
Lojas Renner SA	3.8%
Other	51.2%
100.0%

Top Countries
Brazil	51.6%
Mexico	28.6%
Chile	11.4%
Argentina	2.7%
Colombia	2.5%
Peru	1.0%
Other	2.2%
100.0%

Annual Report 2015

Statement of Investments

October 31, 2015

Aberdeen Latin American Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.0%)
ARGENTINA (2.7%)
Energy (2.7%)
Tenaris SA, ADR	3,000	$75,810
BRAZIL (50.8%)
Consumer Discretionary (6.8%)
Arezzo Industria e Comercio SA	11,501	62,626
Cia Hering	6,000	23,571
Lojas Renner SA	22,250	106,734
		192,931
Consumer Staples (8.3%)
AMBEV SA	20,828	103,099
BRF SA	6,300	98,178
Natura Cosmeticos SA	5,900	35,034
		236,311
Energy (4.1%)
Ultrapar Participacoes SA	6,800	118,137
Financials (19.9%)
Banco Bradesco SA	32,052	194,811
BM&F Bovespa SA	18,000	53,208
Iguatemi Empresa de Shopping Centers SA	5,500	30,405
Itau Unibanco Holding SA	29,679	190,854
Multiplan Empreendimentos Imobiliarios SA	9,000	98,179
		567,457
Health Care (1.5%)
OdontoPrev SA	16,400	42,015
Industrials (4.9%)
Localiza Rent a Car SA	4,305	29,023
Valid Solucoes e Servicos de Seguranca em Meios de Pagamento e Identificacao SA	3,019	34,280
WEG SA	8,480	31,664
Wilson Sons Ltd., BDR	5,300	45,351
		140,318
Information Technology (1.2%)
Totvs SA	4,000	35,441
Materials (4.1%)
Vale SA	26,800	118,554
		1,451,164
CHILE (11.4%)
Consumer Discretionary (2.6%)
S.A.C.I. Falabella	11,100	74,637
Consumer Staples (3.9%)
Embotelladora Andina SA, Class A (a)	38,000	111,547
Financials (4.9%)
Banco Santander Chile, ADR	4,700	89,253
Parque Arauco SA	28,808	48,247
		137,500
		323,684
COLOMBIA (2.5%)
Consumer Staples (1.0%)
Almacenes Exito SA	6,400	28,852
Financials (1.5%)
Bancolombia SA	5,300	43,066
		71,918
MEXICO (28.6%)
Consumer Staples (15.9%)
Arca Continental SAB de CV	6,000	38,326
Fomento Economico Mexicano SAB de CV, ADR	2,000	198,180
Grupo Lala SAB de CV	6,000	15,325
Kimberly-Clark de Mexico SAB de CV, Class A	21,100	50,496
Organizacion Soriana SAB de CV, Class B (b)	17,500	42,039
Wal-Mart de Mexico SAB de CV	41,300	109,390
		453,756
Financials (6.0%)
Grupo Financiero Banorte SAB de CV	25,916	138,744
Grupo Financiero Santander Mexico SAB de CV, Class B	17,900	32,890
		171,634
Industrials (6.7%)
Grupo Aeroportuario del Centro Norte SAB de CV, ADR (b)	2,000	82,260
Grupo Aeroportuario del Sureste SAB de CV, ADR, B Shares	700	108,318
		190,578
		815,968
PERU (1.0%)
Industrials (1.0%)
Grana y Montero SA, ADR	7,122	29,271
Total Common Stocks		2,767,815
PREFERRED STOCKS (0.8%)
BRAZIL (0.8%)
Materials (0.8%)
Bradespar SA, Preferred Shares	7,500	16,044
Vale SA, ADR, Preferred Shares	2,300	8,280
		24,324
Total Preferred Stocks		24,324
Total Investments (Cost $4,926,690) (c)—97.8%		2,792,139

Other assets in excess of liabilities—2.2%		62,681
Net Assets—100.0%		$2,854,820

(a)	This share class contains full voting rights and no preference on dividends. The two share classes of this company are formally labeled as preferred.
(b)	Non-income producing security.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ADR	American Depositary Receipt
BDR	Brazilian Depositary Receipt

See accompanying Notes to Financial Statements.

2015 Annual Report

Aberdeen Small Cap Fund (Unaudited)

Aberdeen Small Cap Fund (Institutional Class shares net of fees)1 returned 11.79% for the 12-month period ended October 31, 2015, versus 0.34% for its benchmark, the Russell 2000® Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Small-Cap Core Funds (consisting of 292 funds), as measured by Lipper, Inc., was -0.32% for the period.

Despite navigating through several downturns, U.S. equities eked out a small gain over the 12-month period ended October 31, 2015, buoyed mainly by global central banks’ continued easy monetary policy and generally positive corporate results. A combination of a strengthening U.S. dollar, falling oil and commodity prices, economic growth concerns in Europe and Asia (particularly China), worries about ongoing geopolitical tensions in the Middle East and global central bank monetary policy divergence contributed to volatility during the period. Small-cap stocks rose modestly but underperformed their large-cap counterparts. There was a notable sell-off in the small-cap pharmaceutical segment of the healthcare sector in late September following U.S. presidential candidate Hillary Clinton’s statement that she intends to release a plan to alleviate what she termed “price-gouging” in the industry. This raised fears that the healthcare sector would face ongoing debates about price regulation as the topic made its way through the media. Small-cap stocks had outperformed in the first half of the review period, as companies benefited primarily from being more domestically-oriented. Small-cap companies generally derive less than 25% of their sales from outside the U.S.2

There was much speculation over the period regarding the timing of an interest-rate hike from the U.S. Federal Reserve (Fed)*. Despite generally improving economic data reports for most of the period, the Fed maintained the federal funds rate near 0%, citing concerns about low inflation and global uncertainties in emerging markets. Nevertheless, “Fed speak” seemingly was more hawkish towards the end of the period, with the central bank indicating a strong inclination to raise rates in December 2015 unless economic data suggest otherwise. U.S. gross domestic product (GDP) expanded in three of the four quarters over the reporting period; the only glitch was an annualized decrease of 0.2% in the first quarter of 2015. However, GDP growth for the three other quarters was uneven; there was a sizeable slowdown between the second and third quarters of 2015, as a reduction in private inventory investment offset an increase in consumer spending. Finally, the U.S. Department of Labor reported that the U.S. economy added an average of nearly 150,000 jobs per month over the review period, and the unemployment rate fell 0.8 percentage point to 5.0%. Additionally, average hourly earnings rose 2.5% for the 12-month period ended October 31, 2015, outpacing the core inflation rate (excluding volatile food and energy costs) of 1.9% for the same timeframe – which we believe may accelerate the Fed’s rate-hike timetable. On the downside, however, the labor force participation rate3 remained at its lowest level in 38 years, indicating that fewer workers are actively seeking employment

The ongoing global decline in oil and commodity prices hampered the energy and materials sectors, which saw double-digit losses and were the primary laggards within the Russell 2000® Index, the small-cap company benchmark, for the reporting period. Conversely, the information technology and healthcare sectors garnered positive returns and were the strongest market performers.

Fund performance for the reporting period benefited from strong stock selection in nearly all sectors, including the generation of positive absolute returns in several sectors where the benchmark posted negative returns. The largest contributions from selection were in industrials, consumer discretionary, healthcare and financials.

The most notable contributors to Fund performance among individual holdings were Multi-Color Corp., a global maker of packaging labels, building products manufacturer Gibraltar Industries and Virginia-based telecom Shenandoah Telecommunications.

Multi-Color Corp. achieved higher gross profit margins from improved operating efficiencies and accelerated free cash flow over the reporting period. Gibraltar Industries benefited primarily from strength in its postal storage and residential roofing-related businesses, as well as significant cost controls. Shenandoah Telecommunications reported generally positive results over the period, buoyed largely by strength in its cable and wireless businesses. Furthermore, late in the reporting period, the telecom announced that it will acquire digital wireless communications company NTELOS for $330 million, expanding its presence in the Mid-Atlantic region of the U.S. Shenandoah anticipates that the deal, which shareholders subsequently approved in mid-November 2015, may close in early 2016 and is expected to be significantly accretive4 to shareholder value.

The Fund’s allocation among sectors generally detracted from performance over the reporting period, although stock selection was strong enough in several sectors to generate an overall positive contribution to the Fund’s relative return. For example, the Fund’s large weight in the industrials sector, the third-weakest performer within the Russell 2000® Index over the 12-month period, resulted in a negative relative return versus the benchmark. However, the Fund’s holdings in the sector outperformed those in the index. Overall, sector allocation detracted from Fund performance in most sectors outside of energy.

The largest individual stock detractors from Fund performance included Canadian Western Bank, diversified metals processing company Worthington Industries, and industrial products manufacturer Actuant Corp.

Shares of Canadian Western Bank fell during the period due to investors’ concerns that the prolonged slump in oil prices may have a negative impact on the Canadian economy and the company’s future earnings potential. Worthington Industries recorded relatively

1	PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.
2	Source: Russell Investments, November 2015.
3	The labor force participation rate is expressed as a percentage of the U.S. population aged 16 years and older who are working or actively seeking work.
4	An acquisition is considered accretive if it adds to the acquiring company’s earnings per share.
*	On December 16, 2015, the Fed increased the benchmark rate by 0.25%, noting that it sees the risks to the outlook for both economic activity and the labor market as balanced.

Annual Report 2015

Aberdeen Small Cap Fund (Unaudited) (concluded)

disappointing results over the review period attributable mainly to the negative impact of lower steel prices and reduced demand. We subsequently exited the position in June 2015, given the company’s deteriorating fundamentals. Finally, the ongoing downturn in oil prices also had a negative impact on Actuant Corp., which saw slowing demand in its core general industrial, oil and gas, mining, and agricultural markets. We added to the Fund’s positions in both Actuant and Canadian Western Bank during the review period.

During the reporting period, we initiated holdings in egg products maker Cal-Maine Foods; medical devices manufacturer Globus Medical; hotel chain operator LaQuinta Holdings; swimming pool product distributor Pool Corp.; U.S. Physical Therapy, an operator of physical therapy clinics; oilfield services provider Forum Energy Technologies; regional bank WSFS Financial Corp.; over-the-counter medicine manufacturer Prestige Brands; and Culp, a producer of mattress fabrics.

In addition to Worthington Industries as previously noted, we exited the Fund’s positions in derivatives exchange operator CBOE Holdings and medical products manufacturer Teleflex, as the companies’ market capitalization exceeded the Fund’s investment parameters of greater than $5 billion. Other sales included electric utility Cleco Corp. following its proposed acquisition by a large investor group; Advent Software following its acquisition by SS&C Technologies; oil and gas exploration and production company Approach Resources; healthcare services provider IPC The Hospitalist; and insurance claims software provider Solera Holdings.

Following the initiations of holdings in LaQuinta Holdings, Pool Corp. and Culp, as well as the strong performance of the shares of Core-Mark Holding, the Fund’s exposure to the consumer discretionary sector increased five percentage points over the reporting period to 12.5% of net assets. As a result of the sale of CBOE Holdings, the reduction of the weight in Bank of the Ozarks and weakness in the share prices of Sabra Health Care REIT, a real estate investment trust, and Canadian Western Bank, the Fund’s exposure to the financials sector declined approximately three percentage points to 16.5% over the period. There was no other sector allocation shift of more than three percentage points during the 12-month period.

While market returns have been extremely volatile over the past few months, the drivers of the rebound were a combination of macroeconomic and company-specific issues. Relative weakness in the healthcare sector has persisted due to ongoing concerns about a number of larger companies that have formed as a result of roll-up merger5 strategies. Consequently, investors have been more cautious about where they want to allocate capital. Therefore, it is not surprising that smaller companies have been more affected in recent months relative to their larger peers. Moving forward, we remain optimistic about smaller companies due to their relative insulation from overseas growth worries, particularly relative to larger multinationals. For small-cap companies specifically, we see reasonable levels of sales growth, room for incremental margin improvement – which, unlike larger companies, is below prior peak levels – and strong balance sheets that allow flexibility for continued internal investment and occasionally opportunistic acquisitions.

We continue to anticipate volatility in the energy and natural resources sectors, where we think that higher-quality companies are likely to hold up well even if the market sees a rebound in inflation. Rising concerns about Fed policy could prolong this volatility.

Regarding interest rates, we believe that the prospect of higher rates confirms the relative health of the domestic economy. Nonetheless, we think that the Fed appears cautious about the domestic economy importing weakness from abroad, and the strong U.S. dollar’s impact on exports – both of which affect the central bank’s focus areas of the labor market and inflation. Amid this environment, we remain committed to our investment process and intend to use weakness that we encounter to build positions where we hold conviction.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Equity stocks of small-cap companies carry greater risk and more volatility than equity stocks of larger, more established companies.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities, and are subject to different regulatory standards, political and economic risks, and to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging markets countries.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

5	Roll-up mergers occur when investors (frequently private equity firms) purchase companies in the same market and merge them in an effort to achieve economies of scale.

2015 Annual Report

Aberdeen Small Cap Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2015)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	11.38%	14.44%	8.19%
	w/SC2	4.97%	13.09%	7.55%
Class C	w/o SC	10.66%	13.66%	7.46%
	w/SC3	9.66%	13.66%	7.46%
Class R4	w/o SC	11.12%	14.18%	7.97%
Institutional Service Class[4]	w/o SC	11.78%	14.79%	8.55%
Institutional Class[4]	w/o SC	11.79%	14.81%	8.53%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 incorporate the performance of the predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Annual Report 2015

Aberdeen Small Cap Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Small Cap Fund, the Russell 2000® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 2000® Index is a market capitalization-weighted index that measures the performance of the small-cap segment of the U.S. equity universe.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Asset Allocation
Common Stocks	97.8%
Repurchase Agreement	4.6%
Liabilities in excess of other assets	(2.4%	)
	100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of October 31, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Industrials	19.3%
Financials	16.4%
Information Technology	14.7%
Consumer Discretionary	12.4%
Materials	10.5%
Health Care	10.4%
Consumer Staples	10.2%
Telecommunication Services	2.7%
Energy	1.2%
Other	2.2%
100.0%

Top Holdings*
Littelfuse, Inc.	3.0%
Multi-Color Corp.	2.9%
PAREXEL International Corp.	2.8%
Casey’s General Stores, Inc.	2.7%
RBC Bearings, Inc.	2.7%
Heartland Payment Systems, Inc.	2.7%
Curtiss-Wright Corp.	2.7%
Shenandoah Telecommunications Co.	2.7%
Quaker Chemical Corp.	2.6%
FEI Co.	2.6%
Other	72.6%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top Countries
United States	98.2%
Canada	4.2%
Other	(2.4%	)
	100.0%

2015 Annual Report

Statement of Investments

October 31, 2015

Aberdeen Small Cap Fund

	Shares or Principal Amount	Value
COMMON STOCKS (97.8%)
Consumer Discretionary (12.4%)
Core-Mark Holding Co., Inc.	108,060	$8,784,197
Culp, Inc.	142,572	4,278,586
Drew Industries, Inc.	82,955	4,963,198
G-III Apparel Group Ltd. (a)	147,560	8,129,080
Hibbett Sports, Inc. (a)	154,400	5,274,304
La Quinta Holdings, Inc. (a)	307,700	4,661,655
Pool Corp.	107,100	8,732,934
		44,823,954
Consumer Staples (10.2%)
Cal-Maine Foods, Inc.	152,400	8,147,304
Casey’s General Stores, Inc.	93,024	9,881,009
J&J Snack Foods Corp.	55,200	6,778,008
TreeHouse Foods, Inc. (a)	45,300	3,879,492
WD-40 Co.	85,100	8,133,858
		36,819,671
Energy (1.2%)
Forum Energy Technologies, Inc. (a)	319,921	4,238,953
Financials (16.4%)
AMERISAFE, Inc.	144,960	7,933,661
Bank of the Ozarks, Inc.	180,020	9,004,601
Boston Private Financial Holdings, Inc.	654,700	7,502,862
Canadian Western Bank	336,900	6,474,684
Healthcare Realty Trust, Inc.	232,408	6,126,275
MarketAxess Holdings, Inc.	50,701	5,136,518
Sabra Health Care REIT, Inc.	228,804	5,189,275
Univest Corp. of Pennsylvania	264,502	5,208,044
WSFS Financial Corp.	201,500	6,401,655
		58,977,575
Health Care (10.4%)
Emergent BioSolutions, Inc. (a)	271,728	8,736,055
Globus Medical, Inc., Class A (a)	352,102	7,869,480
PAREXEL International Corp. (a)	160,541	10,133,348
Prestige Brands Holdings, Inc. (a)	105,623	5,176,583
US Physical Therapy, Inc.	110,291	5,410,876
		37,326,342
Industrials (19.3%)
Actuant Corp., Class A	321,500	7,330,200
Beacon Roofing Supply, Inc. (a)	190,688	6,748,448
Curtiss-Wright Corp.	139,700	9,717,532
Gibraltar Industries, Inc. (a)	366,381	9,276,767
Multi-Color Corp.	135,288	10,530,818
Progressive Waste Solutions Ltd.	361,600	8,696,480
RBC Bearings, Inc. (a)	143,590	9,820,120
US Ecology, Inc.	187,900	7,367,559
		69,487,924
Information Technology (14.7%)
Fair Isaac Corp.	79,600	7,352,652
FEI Co.	128,700	9,290,853
Heartland Payment Systems, Inc.	131,361	9,720,714
Littelfuse, Inc.	108,474	10,839,807
Syntel, Inc. (a)	176,800	8,316,672
Teradyne, Inc.	376,400	7,347,328
		52,868,026
Materials (10.5%)
Compass Minerals International, Inc.	89,100	7,238,484
Kaiser Aluminum Corp.	88,800	7,218,552
Quaker Chemical Corp.	117,100	9,295,398
Sensient Technologies Corp.	135,200	8,824,504
Silgan Holdings, Inc.	99,386	5,055,766
		37,632,704
Telecommunication Services (2.7%)
Shenandoah Telecommunications Co.	205,730	9,626,107
Total Common Stocks		351,801,256
REPURCHASE AGREEMENT (4.6%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/30/2015, due 11/02/2015, repurchase price $16,598,000, collateralized by U.S. Treasury Note, maturing 02/15/2025; total market value of $16,932,050	$16,598,000	16,598,000
Total Repurchase Agreement		16,598,000
Total Investments (Cost $334,202,661) (b)—102.4%		368,399,256

Liabilities in excess of other assets—(2.4)%		(8,625,960)
Net Assets—100.0%		$359,773,296

(a)	Non-income producing security.
(b)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

Annual Report 2015

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

Effective October 31, 2015, Aberdeen U.S. Equity Fund changed its name to Aberdeen U.S. Multi-Cap Equity Fund. The Fund’s benchmark also changed from the Standard & Poor’s (S&P) 500® Index to the Russell 3000® Index. The Fund moved from investing primarily in U.S. large-cap equity to investing across a more diverse capitalization spectrum. That is, in addition to a significant allocation to large-cap equity, the Fund will allocate a portion of its assets to investments in small- and mid-cap companies. We believe that this multi-cap approach will allow the Fund’s shareholders to access an expanded opportunity set for their investments. The change in the primary benchmark from the S&P 500® Index, which tracks large-cap companies, to the Russell 3000® Index, an all-cap benchmark, should more closely align with this multi-cap investment strategy.

The Fund (Institutional Class shares net of fees)1 returned 0.68% for the 12-month period ended October 31, 2015, versus 4.49% for its primary benchmark, the Russell 3000® Index, and 5.20% for the broader-market S&P 500® Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Large-Cap Core Funds (consisting of 297 funds), as measured by Lipper, Inc., was 3.33% for the period.

Despite several sharp downward corrections, U.S. equities gained ground over the 12-month period ended October 31, 2015, buoyed mainly by global central banks’ continued easy monetary policy and generally positive corporate results. Market volatility levels rose and spiked as the result of a variety of macroeconomic factors, including a strengthening U.S. dollar, falling commodity prices, economic growth concerns in Europe and Asia (particularly China) and worries about ongoing geopolitical tensions in the Middle East. Supply and demand imbalance in commodities hampered the energy and materials sectors, which recorded negative returns and were the primary laggards within the U.S. broader-market S&P 500® Index for the annual period. Conversely, the consumer discretionary and information technology sectors garnered double-digit gains and were the strongest performers. Low borrowing costs, low organic growth opportunities, as well as considerations for tax and industry consolidation, drove global mergers-and-acquisitions (M&A) activity to a new peak. According to financial data services provider Dealogic, global M&A activity surpassed $4 trillion for the first 10 months of 2015, with U.S. activity comprising roughly half of the volume.

There was much speculation over the period regarding the timing of an interest rate hike from the U.S. Federal Reserve (Fed)*. Despite generally improving economic data reports for most of the period, the Fed maintained the federal funds rate near zero, citing concerns about low inflation and uncertainties in emerging markets. Nevertheless, “Fed speak” seemingly was more hawkish towards the end of the period, with the central bank indicating a strong inclination to raise rates in December 2015 unless economic data suggest otherwise.

U.S. gross domestic product (GDP) was uneven throughout the reporting period, hampered by severe weather and strikes by workers at western ports early in the year. For the fourth quarter of 2014, real GDP (adjusted for inflation) decelerated to an annualized rate of 2.1%, down from more than 4% the previous quarter, followed by the first-quarter 2015 number that was initially negative. While the first-quarter 2015 growth rate subsequently was revised upward to a gain of 0.6% and followed by a strong 3.9% reading in the second quarter, there was a sizeable slowdown between the second and third quarters of 2015, as a reduction in private inventory investment offset an increase in consumer spending. Finally, while the labor market appeared strong optically with record low unemployment at 5%, the labor force participation rate2 remained at its lowest level in 38 years, indicating that fewer workers are actively seeking employment. Average hourly earnings rose 2.5% for the 12-month period ended October 31, 2015, the strongest since 2008 and an inflationary signal which we believe may accelerate the Fed’s rate-hike timetable.

Stock selection in the consumer discretionary and information technology sectors weighed on Fund performance for the reporting period. The most notable detractors from performance among individual positions included Canadian fertilizer maker Potash Corp. of Saskatchewan, oil and gas exploration and production equipment company National Oilwell Varco and speciality apparel retailer PVH Corp.

Shares of Potash Corp. of Saskatchewan and National Oilwell Varco fell along with those of their peers amid the ongoing global decline in fertilizer prices over the reporting period. Additionally, global supply-and-demand imbalance weighed on the market’s expectations of Potash Corp.’s future earnings power. PVH Corp.’s stock price moved lower over the period on investors’ concerns about the impact of the strong U.S. currency and continued demand weakness in Europe, where the company has significant exposure. Towards the end of the period, shares of PVH and those of its peers declined sharply after a slew of major retailers tempered their near-term business outlooks.

Conversely, the Fund’s overall positioning in the consumer staples and healthcare sectors had a positive impact on performance for the reporting period. The largest individual stock contributors to performance were packaged foods company Kraft Heinz Co., IT services provider Cognizant Technology Solutions and healthcare benefits provider Aetna.

Shares of Kraft Heinz Co. were boosted mainly by a sharp rise in the stock price of Kraft Foods Group in March 2015 following the announcement of its merger with privately owned H.J. Heinz. The company’s management anticipates that the merger will result in significant cost-savings by the 2017 calendar year. Cognizant Technology Solutions benefited over the period from strength in all

1	PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.
2	The labor force participation rate is expressed as a percentage of the U.S. population aged 16 years and older who are working or actively seeking work.
*	On December 16, 2015, the Fed increased the benchmark rate by 0.25%, noting that it sees the risks to the outlook for both economic activity and the labor market as balanced.

2015 Annual Report

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited) (concluded)

four of its businesses, particularly in its healthcare unit. Finally, shares of healthcare benefits provider Aetna moved higher on investors’ expectations of improving earnings and of consolidation in the industry.

New Fund positions during the period included cosmetics maker Estee Lauder Companies; insurer American International Group; convenience store operator Casey’s General Stores; defense contractor Lockheed Martin; and semiconductor manufacturer Texas Instruments, among others. We also initiated a position in Precision Castparts, a manufacturer of metal components and products, but sold the shares soon thereafter, following the announcement of its acquisition by Berkshire Hathaway.

In addition to Precision Castparts, as previously noted, we also sold the Fund’s shares in enterprise storage and IT company EMC Corp. after Dell announced its acquisition. Additionally, we exited the Fund’s positions in oil and gas producer ConocoPhillips, auto insurance claims software provider Solera Holdings and biopharmaceutical company Baxalta.

While market returns have been volatile over the past few months, the recent rebound was driven largely by the view that global economic growth, particularly within China, would not prove as bad as initially feared. Towards the end of the reporting period, Chinese officials were more vocal about monetary policy shifts to encourage growth, while other major monetary policymakers, including the Bank of Japan and the European Central Bank, have echoed this sentiment. This stands in contrast to the U.S. domestic landscape, where most expect monetary policy to begin tightening in December. We see the prospect of rate rises confirming the relative health of the domestic economy. Nonetheless, the Fed still appears to be cautious about the domestic economy importing weakness from abroad, and the strong dollar’s impact on exports – both of which have impacts on their focus areas of the labor market and inflation.

As for the outlook for the equity market, we remain prudently optimistic and cognizant that much of the volatility has been attributable to economic concerns abroad rather than concerns about the health or valuation of the U.S. market. We believe that fundamentals are healthy and balance sheets generally are not stretched despite the overall rising level of borrowing. We feel that there is value in areas of the market such as financials and specifically banks. Though energy and materials-company share prices have fallen, we are cognizant that they are reliant on commodity prices. Therefore, we are exercising patience but remain pragmatic with regard to our existing holdings in these sectors. Amid this environment, we remain committed to our investment process and intend to use weakness that we encounter to build positions where we hold conviction.

Portfolio Management:

Aberdeen North American Equity Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund could lose value if the individual stocks in which it invests or overall stock markets in which such stocks trade decrease in value.

The investment team may select securities that underperform the stock market or other funds with similar investment objectives and strategies.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2015

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2015)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	0.50%		10.00%	5.64%
	w/SC2	(5.29%	)	8.70%	5.01%
Class C	w/o SC	(0.27%	)	9.21%	4.92%
	w/SC3	(1.19%	)	9.21%	4.92%
Class R4	w/o SC	0.23%		9.74%	5.45%
Institutional Service Class[4,5]	w/o SC	0.59%		10.25%	5.94%
Institutional Class[4]	w/o SC	0.68%		10.32%	5.97%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	Returns from June 23, 2008 to October 9, 2011 reflect the performance of a predecessor fund (the “Predecessor Fund”). After February 28, 2009, in connection with the change in name of the Fund, the Fund no longer used a growth style for investing and became diversified so that it invests in a larger number of companies. The returns prior to June 23, 2008 reflect the performance of another predecessor fund (the “Second Predecessor Fund”), which was acquired by the Predecessor Fund. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (October 10, 2011) are based on the previous performance of the Institutional Class of the Predecessor Fund and Second Predecessor Fund. The performance of the Institutional Class is substantially similar to what the Institutional Service Class would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

2015 Annual Report

Aberdeen U.S. Multi-Cap Equity Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen U.S. Multi-Cap Equity Fund, Russell 3000® Index, S&P 500® Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Russell 3000® Index measures the performance of the largest 3,000 U.S. companies representing approximately 98% of the investable U.S. equity market. The S&P 500® Index is a market capitalization-weighted index that includes 500 leading companies in leading industries of the U.S. economy. Focusing on the large-cap segment of the market, the S&P 500® Index covers approximately 80% of available U.S. market capitalization. Effective October 31, 2015, the Russell 3000® Index became the Fund’s primary benchmark to better reflect the size of the companies in which the Fund intends to invest.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Asset Allocation
Common Stocks	98.7%
Repurchase Agreement	2.7%
Liabilities in excess of other assets	(1.4%	)
	100.0%

The following table summarizes the composition of the Fund’s portfolio, in Standard & Poor’s Global Industry Classification Standard (GICS) sectors, expressed as a percentage of net assets. The GICS structure consists of 10 sectors, 24 industry groups, 67 industries and 156 sub-industries. As of October 31, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Sectors
Financials	15.1%
Information Technology	14.7%
Consumer Staples	14.6%
Health Care	13.2%
Consumer Discretionary	12.3%
Industrials	12.1%
Materials	7.7%
Energy	7.2%
Telecommunication Services	1.8%
Other	1.3%
100.0%

Top Holdings*
Visa, Inc., Class A	3.6%
Intercontinental Exchange, Inc.	3.2%
CVS Health Corp.	3.1%
Cognizant Technology Solutions Corp., Class A	2.9%
Pfizer, Inc.	2.7%
Wells Fargo & Co.	2.7%
Canadian National Railway Co.	2.7%
Aetna, Inc.	2.6%
Costco Wholesale Corp.	2.6%
Philip Morris International, Inc.	2.5%
Other	71.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2015

Statement of Investments

October 31, 2015

Aberdeen U.S. Multi-Cap Equity Fund

	Shares or Principal Amount	Value
COMMON STOCKS (98.7%)
Consumer Discretionary (12.3%)
BorgWarner, Inc.	126,400	$5,412,448
Comcast Corp., Class A	128,700	8,059,194
PVH Corp.	98,900	8,994,955
Starwood Hotels & Resorts Worldwide, Inc.	77,134	6,160,693
Target Corp.	111,100	8,574,698
TJX Cos., Inc.	115,300	8,438,807
		45,640,795
Consumer Staples (14.6%)
Casey’s General Stores, Inc.	48,750	5,178,225
Costco Wholesale Corp.	60,002	9,487,516
CVS Health Corp.	118,272	11,682,908
Estee Lauder Cos., Inc., Class A	57,104	4,594,588
Kraft Heinz Co.	71,500	5,574,855
PepsiCo, Inc.	83,166	8,498,733
Philip Morris International, Inc.	103,319	9,133,400
		54,150,225
Energy (7.2%)
Chevron Corp.	76,425	6,945,504
EOG Resources, Inc.	100,728	8,647,499
National Oilwell Varco, Inc.	101,500	3,820,460
Schlumberger Ltd.	95,066	7,430,358
		26,843,821
Financials (15.1%)
American Express Co.	111,100	8,139,186
American International Group, Inc.	92,425	5,828,320
Charles Schwab Corp. (The)	285,200	8,704,304
Intercontinental Exchange, Inc.	47,427	11,970,575
M&T Bank Corp.	49,400	5,920,590
Royal Bank of Canada	94,811	5,421,397
Wells Fargo & Co.	186,461	10,094,999
		56,079,371
Health Care (13.2%)
Aetna, Inc.	86,100	9,882,558
Baxter International, Inc.	168,300	6,292,737
Gilead Sciences, Inc.	78,899	8,531,349
Johnson & Johnson	87,916	8,882,153
Pfizer, Inc.	299,440	10,127,061
Quest Diagnostics, Inc.	79,900	5,429,205
		49,145,063
Industrials (12.1%)
Canadian National Railway Co.	162,400	9,921,016
Deere & Co.	71,963	5,613,114
Emerson Electric Co.	100,502	4,746,710
Equifax, Inc.	79,000	8,419,030
Lockheed Martin Corp.	23,782	5,227,997
United Technologies Corp.	74,162	7,298,282
Verisk Analytics, Inc. (a)	51,596	3,694,790
		44,920,939
Information Technology (14.7%)
Alliance Data Systems Corp. (a)	26,722	7,944,718
Cognizant Technology Solutions Corp., Class A (a)	156,400	10,652,404
Oracle Corp.	231,432	8,988,819
QUALCOMM, Inc.	118,859	7,062,602
Texas Instruments, Inc.	112,600	6,386,672
Visa, Inc., Class A	173,076	13,427,236
		54,462,451
Materials (7.7%)
International Flavors & Fragrances, Inc.	70,200	8,147,412
Monsanto Co.	80,800	7,532,176
Potash Corp. of Saskatchewan, Inc.	247,900	5,015,017
Praxair, Inc.	72,805	8,087,907
		28,782,512
Telecommunication Services (1.8%)
TELUS Corp.	203,268	6,783,672
Total Common Stocks		366,808,849
REPURCHASE AGREEMENT (2.7%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/30/2015, due 11/02/2015, repurchase price 10,031,000 collateralized by U.S. Treasury Note, maturing 11/15/2024; total market value of $10,232,675	$10,031,000	10,031,000
Total Repurchase Agreement		10,031,000
Total Investments (Cost $296,774,461) (b)—101.4%		376,839,849

Liabilities in excess of other assets—(1.4)%		(5,351,402)
Net Assets—100.0%		$371,488,447

(a)	Non-income producing security.
(b)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See accompanying Notes to Financial Statements.

2015 Annual Report

Statements of Assets and Liabilities

October 31, 2015

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund
Assets:
Investments, at value	$264,496,353	$7,844,169	$15,926,811	$7,631,299,912	$101,952,283
Repurchase agreements, at value	5,380,000	–	–	–	17,039,000

Total investments	269,876,353	7,844,169	15,926,811	7,631,299,912	118,991,283

Cash	613	84,770	85,196	–	49,644,918	*
Foreign currency, at value	167,386	9,333	840,407	1,758,097	–
Cash at broker for China A shares	–	–	3,063	–	–
Receivable for investments sold	300,676	48,316	–	94,284,665	4,204,746
Receivable for capital shares issued	6,842	127,500	718	5,923,926	62,121
Dividends receivable	155,878	8,733	13,868	5,345,135	97,186
Receivable from Adviser	136,238	19,659	8,826	275,482	–
Tax reclaim receivable	–	–	–	290,773	–
Prepaid expenses	52,841	21,688	25,842	719,614	31,648

Total assets	270,696,827	8,164,168	16,904,731	7,739,897,604	173,031,902

Liabilities:
Due to custodian	–	–	–	4,484	48,225
Payable for investments purchased	205,437	41,272	–	4,962,079	2,866,109
Payable for capital shares redeemed	566,701	7,742	5,395	44,698,228	152,702
Payable for dividends on securities sold short	–	–	–	–	43,232
Accrued foreign capital gains tax	1,002,951	–	–	25,096,288	–
Securities sold short, at value	–	–	–	–	48,459,266
Payable for borrowing on line of credit	–	–	–	27,550,000	–
Payable for brokers related expenses for securities sold short	–	–	–	–	20,295
Accrued expenses and other payables:
Investment advisory fees	255,253	8,951	17,898	6,006,235	127,811
Transfer agent fees	151,506	6,156	5,192	532,930	30,964
Administration fees	20,420	551	1,146	533,888	8,233
Custodian fees	45,264	3,835	1,893	411,012	1,517
Printing fees	109,145	2,451	2,500	101,649	18,380
Legal fees	5,625	110	383	177,646	2,603
Fund accounting fees	17,362	1,283	1,283	127,615	2,722
Distribution fees	413	197	6,260	83,511	11,154
Audit fees	8,306	8,306	8,239	8,306	8,340
Administrative services fees	201	131	230	–	2,217
Other	10,193	7,046	315	232,473	596

Total liabilities	2,398,777	88,031	50,734	110,526,344	51,804,366

Net Assets	$268,298,050	$8,076,137	$16,853,997	$7,629,371,260	$121,227,536

Cost:
Investments	$302,972,734	$10,355,841	$19,144,886	$8,558,168,144	$83,902,461
Repurchase agreements	5,380,000	–	–	–	17,039,000
Foreign currency	167,595	9,341	857,486	1,764,782	–

Proceeds:
Securities sold short	$–	$–	$–	$–	$46,243,751

Represented by:
Capital	$452,282,690	$13,247,052	$30,295,839	$8,515,471,347	$92,577,630
Accumulated net investment income/(loss)	1,348,658	41,469	–	(5,957,577)	(1,635,324)
Accumulated net realized gain/(loss) from investments and foreign currency transactions	(145,853,726)	(2,700,041)	(10,209,751)	72,071,817	14,450,922
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(39,479,572)	(2,512,343)	(3,232,091)	(952,214,327)	15,834,308

Net Assets	$268,298,050	$8,076,137	$16,853,997	$7,629,371,260	$121,227,536

Net Assets:
Class A Shares	$815,094	$775,898	$8,220,851	$192,039,191	$16,869,284
Class C Shares	280,030	28,797	4,711,237	30,850,181	7,480,351
Class R Shares	9,850	18,287	1,292,920	33,881,094	3,201,827
Institutional Service Class Shares	4,016,702	120,804	824,824	409,405,758	788,701
Institutional Class Shares	263,176,374	7,132,351	1,804,165	6,963,195,036	92,887,373

Total	$268,298,050	$8,076,137	$16,853,997	$7,629,371,260	$121,227,536

*	The cash amount reported for the Aberdeen Equity Long-Short Fund is restricted from investing as it represents the amount due to the prime broker relating to the open short positions at October 31, 2015.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Statements of Assets and Liabilities (continued)

October 31, 2015

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	81,160	96,202	458,311	15,709,395		1,637,730
Class C Shares	27,981	3,610	272,897	2,541,769		1,173,085
Class R Shares	983	2,258	73,147	2,784,713		328,061
Institutional Service Class Shares	399,274	14,727	45,822	33,492,719		75,228
Institutional Class Shares	26,133,010	880,466	100,253	569,099,968		8,732,166

Total	26,642,408	997,263	950,430	623,628,564		11,946,270

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$10.04	$8.07	$17.94	$12.22		$10.30
Class C Shares (a)	$10.01	$7.98	$17.26	$12.14		$6.38
Class R Shares	$10.02	$8.10	$17.68	$12.17		$9.76
Institutional Service Class Shares	$10.06	$8.20	$18.00	$12.22		$10.48
Institutional Class Shares	$10.07	$8.10	$18.00	$12.24	(b)	$10.64
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.65	$8.56	$19.03	$12.97		$10.93
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%		5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.
(b)	The NAV shown above differs from the traded NAV on October 31, 2015 due to financial statement rounding and/or financial statement adjustments.

See accompanying Notes to Financial Statements.

2015 Annual Report

Statements of Assets and Liabilities (continued)

October 31, 2015

	Aberdeen European Equity Fund	Aberdeen Global Equity Fund	Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund
Assets:
Investments, at value	$1,350,382	$89,912,384	$18,531,570	$104,110,779	$593,913,904
Repurchase agreements, at value	–	3,220,000	411,000	–	–

Total investments	1,350,382	93,132,384	18,942,570	104,110,779	593,913,904

Foreign currency, at value	–	–	–	73,539	15,403
Cash	26,387	403	861	–	–
Receivable for investments sold	–	293,651	–	2,296,893	24,440,075
Dividends receivable	2,383	171,408	35,312	163,219	1,540,423
Receivable for capital shares issued	–	43,611	1,377	68,039	260,121
Receivable from Adviser	15,060	20,778	10,502	6,571	–
Tax reclaim receivable	9,192	251,928	20,417	58,983	2,366,044
Prepaid expenses	14,036	29,460	32,381	31,701	40,726

Total assets	1,417,440	93,943,623	19,043,420	106,809,724	622,576,696

Liabilities:
Due to custodian	–	–	–	4,739	–
Payable for investments purchased	620	497,361	–	–	2,128,239
Payable for capital shares redeemed	–	709,823	35,136	323,138	1,331,224
Payable for borrowing on line of credit	–	–	–	250,000	358,183
Accrued expenses and other payables:
Investment advisory fees	1,075	70,439	11,516	111,390	429,000
Transfer agent fees	1,204	11,920	5,881	25,160	76,324
Distribution fees	41	14,632	4,406	12,811	45,984
Administration fees	96	6,261	1,316	7,213	42,900
Administrative services fees	–	9,977	1,153	2,683	43,374
Printing fees	1,516	4,755	2,946	10,137	28,565
Audit fees	8,239	8,239	8,239	8,306	8,239
Custodian fees	1,321	1,861	682	5,758	12,858
Fund accounting fees	1,085	2,393	1,235	2,699	12,056
Legal fees	26	2,056	403	2,446	14,308
Other	–	9,065	384	4,333	17,885

Total liabilities	15,223	1,348,782	73,297	770,813	4,549,139

Net Assets	$1,402,217	$92,594,841	$18,970,123	$106,038,911	$618,027,557

Cost:
Investments	$1,470,236	$92,113,285	$23,314,145	$102,330,165	$635,935,893
Repurchase agreements	–	3,220,000	411,000	–	–
Foreign currency	–	–	(43,214)	73,962	15,201

Represented by:
Capital	$1,732,998	$124,378,969	$54,109,060	$96,991,041	$749,140,112
Accumulated net investment income/(loss)	11,983	77,978	(43,214)	(282,331)	380,619
Accumulated net realized gain/(loss) from investments and foreign currency transactions	(222,241)	(29,641,003)	(30,312,557)	7,564,304	(89,289,758)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(120,523)	(2,221,103)	(4,783,166)	1,765,897	(42,203,416)

Net Assets	$1,402,217	$92,594,841	$18,970,123	$106,038,911	$618,027,557

Net Assets:
Class A Shares	$138,862	$58,730,280	$8,837,994	$53,726,266	$91,902,387
Class C Shares	9,970	1,728,570	1,638,906	1,403,678	22,998,917
Class R Shares	10,101	1,456,520	2,473,336	622,883	14,094,539
Institutional Service Class Shares	10,234	1,082	312,157	1,358,686	156,489,432
Institutional Class Shares	1,233,050	30,678,389	5,707,730	48,927,398	332,542,282

Total	$1,402,217	$92,594,841	$18,970,123	$106,038,911	$618,027,557

Annual Report 2015

Statements of Assets and Liabilities (continued)

October 31, 2015

	Aberdeen European Equity Fund	Aberdeen Global Equity Fund	Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund		Aberdeen International Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	14,535	4,834,472	767,144	1,999,860		7,341,966
Class C Shares	1,050	150,083	149,790	56,061		1,950,905
Class R Shares	1,058	124,382	218,228	24,138		1,177,892
Institutional Service Class Shares	1,068	88	26,737	50,566		12,250,215
Institutional Class Shares	128,935	2,521,952	488,427	1,820,821		25,937,541

Total	146,646	7,630,977	1,650,326	3,951,446		48,658,519

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.55	$12.15	$11.52	$26.87	(a)	$12.52
Class C Shares (b)	$9.50	$11.52	$10.94	$25.04		$11.79
Class R Shares	$9.55	$11.71	$11.33	$25.81	(a)	$11.97
Institutional Service Class Shares	$9.58	$12.30	$11.68	$26.87		$12.77
Institutional Class Shares	$9.56	$12.16	$11.69	$26.87		$12.82
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.13	$12.89	$12.22	$28.51		$13.28
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%	5.75%		5.75%

(a)	The NAV shown above differs from the traded NAV on October 31, 2015 due to financial statement rounding and/or financial statement adjustments.
(b)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Annual Report

Statements of Assets and Liabilities (continued)

October 31, 2015

	Aberdeen Latin American Equity Fund	Aberdeen Small Cap Fund	Aberdeen U.S. Multi-Cap Equity Fund
Assets:
Investments, at value	$2,792,139	$351,801,256	$366,808,849
Repurchase agreements, at value	–	16,598,000	10,031,000

Total investments	2,792,139	368,399,256	376,839,849

Cash	41,681	16	240
Foreign currency, at value	3,977	–	–
Receivable for investments sold	–	2,468,483	–
Receivable for capital shares issued	–	669,213	54,821
Dividends receivable	2,728	196,430	324,406
Receivable from Adviser	13,358	68,386	26,122
Prepaid expenses	14,883	36,152	44,611

Total assets	2,868,766	371,837,936	377,290,049

Liabilities:
Payable for investments purchased	–	11,332,412	5,194,161
Payable for capital shares redeemed	–	303,309	176,635
Accrued expenses and other payables:
Investment advisory fees	2,708	244,326	231,990
Distribution fees	13	46,811	57,729
Transfer agent fees	1,120	46,571	47,303
Printing fees	508	29,887	19,980
Administration fees	197	23,159	24,746
Audit fees	8,239	8,205	8,205
Administrative services fees	–	4,324	15,785
Legal fees	67	7,668	8,282
Fund accounting fees	44	4,655	5,601
Custodian fees	979	1,248	1,525
Other	71	12,065	9,660

Total liabilities	13,946	12,064,640	5,801,602

Net Assets	$2,854,820	$359,773,296	$371,488,447

Cost:
Investments	$4,926,690	$317,604,661	$286,743,461
Repurchase agreements	–	16,598,000	10,031,000
Foreign currency	3,942	–	–

Represented by:
Capital	$5,219,404	$716,998,999	$296,730,386
Accumulated net investment income/(loss)	7,654	(650,591)	266,956
Accumulated net realized (loss) from investments and foreign currency transactions	(237,473)	(390,771,640)	(5,574,405)
Net unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(2,134,765)	34,196,528	80,065,510

Net Assets	$2,854,820	$359,773,296	$371,488,447

Net Assets:
Class A Shares	$18,467	$75,005,470	$247,549,080
Class C Shares	7,212	35,665,383	7,134,126
Class R Shares	5,566	4,601,077	458,477
Institutional Service Class Shares	5,639	9,101,043	109,288,143
Institutional Class Shares	2,817,936	235,400,323	7,058,621

Total	$2,854,820	$359,773,296	$371,488,447

Annual Report 2015

Statements of Assets and Liabilities (concluded)

October 31, 2015

	Aberdeen Latin American Equity Fund	Aberdeen Small Cap Fund	Aberdeen U.S. Multi-Cap Equity Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	3,409	2,817,237	19,779,696
Class C Shares	1,335	1,520,241	625,838
Class R Shares	1,028	185,659	38,334
Institutional Service Class Shares	1,039	326,250	8,347,669
Institutional Class Shares	519,287	8,447,330	538,621

Total	526,098	13,296,717	29,330,158

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$5.42	$26.62	$12.52
Class C Shares (a)	$5.40	$23.46	$11.40
Class R Shares	$5.41	$24.78	$11.96
Institutional Service Class Shares	$5.43	$27.90	$13.09
Institutional Class Shares	$5.43	$27.87	$13.10
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$5.75	$28.24	$13.28
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Annual Report

Statements of Operations

For the Year Ended October 31, 2015

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Aberdeen Asia-Pacific Smaller Companies Fund	Aberdeen China Opportunities Fund	Aberdeen Emerging Markets Fund	Aberdeen Equity Long-Short Fund
INVESTMENT INCOME:
Dividend income	$38,419,272	$773,162	$758,602	$229,796,475	$4,101,930
Interest income	68	17	1,126	–	–
Foreign tax withholding	(1,516,134)	(25,664)	(12,395)	(22,320,033)	(66,322)
Other income	–	1,371	105	–	5,876

	36,903,206	748,886	747,438	207,476,442	4,041,484

Expenses:
Investment advisory fees	11,957,631	288,010	290,170	82,184,823	2,710,324
Administration fees	956,610	17,724	18,571	7,305,318	188,544
Distribution fees Class A	2,501	2,434	32,635	728,565	59,616
Distribution fees Class C	3,372	522	54,906	399,837	79,937
Distribution fees Class R	54	80	6,821	168,264	16,442
Administrative service fees Institutional Service Class	1,336	–	126	926,645	2,457
Administrative services fees Class A	17	1,334	2,716	253,096	16,260
Administrative services fees Class R	–	–	2,266	78,463	8,209
Fund accounting fees	122,670	8,263	8,207	817,188	19,728
Transfer agent fees	943,920	49,607	52,300	5,174,680	201,190
Trustee fees	61,605	1,264	1,466	588,102	14,296
Legal fees	53,774	1,094	1,285	520,023	12,463
Printing fees	160,334	7,248	11,874	295,776	52,334
Custodian fees	563,870	39,742	23,885	4,922,468	25,480
Registration and filing fees	66,961	62,222	62,511	151,828	80,005
Audit fees	35,477	35,477	33,078	35,477	36,477
Dividend expense for securities sold short	–	–	–	–	2,291,514
Broker related expenses for securities sold short	–	–	–	–	920,282
Other	160,427	31,392	9,879	1,480,825	57,412

Total expenses before reimbursed/waived expenses, excluding interest expense	15,090,559	546,413	612,696	106,031,378	6,792,970
Interest expense (Note 12)	81,596	936	851	11,419	3,000

Total operating expenses before reimbursed/waived expenses (Note 3)	15,172,155	547,349	613,547	106,042,797	6,795,970
Expenses reimbursed/waived	(136,242)	(209,750)	(137,165)	(3,028,391)	(118,115)
Broker related expenses for securities sold short reduced by Adviser	–	–	–	–	(353,521)

Net expenses	15,035,913	337,599	476,382	103,014,406	6,324,334

Net Investment Income/(Loss)	21,867,293	411,287	271,056	104,462,036	(2,282,850)

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions and securities sold short (including $1,710,970, $0, $0, $6,031,978 and $0 capital gains tax, respectively)	(143,313,675)	(2,507,726)	1,180,944	74,520,733	28,684,068
Realized gain/(loss) on foreign currency transactions	(1,054,759)	(21,306)	(866)	(3,016,401)	(3,269)

Net realized gain/(loss) from investments and foreign currency transactions	(144,368,434)	(2,529,032)	1,180,078	71,504,332	28,680,799

Net change in unrealized appreciation/(depreciation) on investment transactions (including $(225,356), $18,043, $0, $(24,216,734) and $0 change in deferred capital gains tax, respectively)	(80,498,302)	(2,614,958)	(3,459,952)	(1,618,835,921)	(52,085,174)
Net change in unrealized appreciation/(depreciation) on securities sold short	–	–	–	–	30,370,734
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(9,936)	(391)	(14,627)	(108,332)	(3)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(80,508,238)	(2,615,349)	(3,474,579)	(1,618,944,253)	(21,714,443)

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	(224,876,672)	(5,144,381)	(2,294,501)	(1,547,439,921)	6,966,356

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(203,009,379)	$(4,733,094)	$(2,023,445)	$(1,442,977,885)	$4,683,506

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Statements of Operations (continued)

For the Year Ended October 31, 2015

	Aberdeen European Equity Fund	Aberdeen Global Equity Fund	Aberdeen Global Natural Resources Fund	Aberdeen Global Small Cap Fund	Aberdeen International Equity Fund
INVESTMENT INCOME:
Dividend income	$179,272	$3,276,669	$600,572	$4,847,513	$26,902,934
Foreign tax withholding	(13,183)	(191,670)	(39,391)	(177,884)	(2,072,908)
Other income	–	4,648	–	148	2,953

	166,089	3,089,647	561,181	4,669,777	24,832,979

Expenses:
Investment advisory fees	47,378	1,052,698	128,466	1,880,157	6,561,861
Administration fees	4,211	93,573	14,682	130,413	656,186
Distribution fees Class A	769	163,269	28,266	149,362	307,254
Distribution fees Class C	105	27,115	21,185	15,609	306,790
Distribution fees Class R	53	9,342	13,271	3,468	75,746
Administrative service fees Institutional Service Class	–	1,875	5	5,512	255,373
Administrative services fees Class A	12	66,129	8,347	30,298	80,890
Administrative services fees Class R	–	3,387	1,727	755	17,475
Fund accounting fees	6,506	16,263	5,150	20,521	79,198
Transfer agent fees	9,860	94,036	49,673	174,903	627,914
Trustee fees	285	7,660	1,304	10,458	51,408
Legal fees	245	6,560	1,149	8,912	45,301
Printing fees	8,187	32,670	15,267	23,908	69,188
Custodian fees	10,587	34,336	8,156	92,678	150,548
Registration and filing fees	57,680	65,400	62,684	63,844	68,397
Audit fees	33,477	33,477	33,477	35,477	33,477
Other	3,149	25,525	9,528	47,028	168,599

Total expenses before reimbursed/waived expenses	182,504	1,733,315	402,337	2,693,303	9,555,605
Interest expense (Note 12)	8	4,455	77	5,570	4,356

Total operating expenses before reimbursed/waived expenses	182,512	1,737,770	402,414	2,698,873	9,559,961
Expenses reimbursed/waived	(123,659)	(87,499)	(141,089)	(369,096)	(264,886)

Net expenses	58,853	1,650,271	261,325	2,329,777	9,295,075

Net Investment Income	107,236	1,439,376	299,856	2,340,000	15,537,904

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions and securities sold short (including $0, $0, $0, $0 and $0 capital gains tax, respectively)	(213,677)	6,800,096	(1,237,094)	12,105,049	(2,061,823)
Realized gain/(loss) on foreign currency transactions	919	(27,694)	(265)	(139,790)	(539,419)

Net realized gain/(loss) from investments and foreign currency transactions	(212,758)	6,772,402	(1,237,359)	11,965,259	(2,601,242)

Net change in unrealized appreciation/(depreciation) on investment transactions (including $0, $0, $0, $0 and $0 change in deferred capital gains tax, respectively)	(105,802)	(19,940,913)	(3,484,270)	(17,397,228)	(138,522,232)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	282	(5,754)	(136)	12,689	(10,641)

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(105,520)	(19,946,667)	(3,484,406)	(17,384,539)	(138,532,873)

Net realized/unrealized (loss) from investments and foreign currency transactions	(318,278)	(13,174,265)	(4,721,765)	(5,419,280)	(141,134,115)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(211,042)	$(11,734,889)	$(4,421,909)	$(3,079,280)	$(125,596,211)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Annual Report

Statements of Operations (concluded)

For the Year Ended October 31, 2015

	Aberdeen Latin American Equity Fund	Aberdeen Small Cap Fund	Aberdeen U.S. Multi-Cap Equity Fund
INVESTMENT INCOME:
Dividend income	$103,521	$2,727,349	$8,312,210
Foreign tax withholding	(7,544)	(33,289)	(154,917)
Other income	131	4,605	247

	96,108	2,698,665	8,157,540

Expenses:
Investment advisory fees	37,290	2,021,327	2,991,981
Administration fees	2,712	187,133	319,145
Distribution fees Class A	74	187,487	664,880
Distribution fees Class C	141	328,700	78,645
Distribution fees Class R	33	8,677	2,037
Administrative services fees Class A	24	48,564	64,475
Administrative service fees Institutional Service Class	–	678	105,925
Administrative services fees Class R	–	958	7
Fund accounting fees	297	20,262	35,309
Transfer agent fees	8,980	363,325	310,149
Trustee fees	176	16,838	26,014
Legal fees	197	15,316	22,845
Printing fees	6,914	69,418	39,436
Custodian fees	14,574	11,485	16,096
Registration and filing fees	59,868	74,068	62,311
Audit fees	33,477	32,477	32,477
Other	3,013	35,621	65,279

Total expenses before reimbursed/waived expenses	167,770	3,422,334	4,837,011
Interest expense (Note 12)	–	–	262
Expenses reimbursed/waived	(123,428)	(157,239)	(330,663)

Net expenses	44,342	3,265,095	4,506,610

Net Investment Income/(Loss)	51,766	(566,430)	3,650,930

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions and securities sold short (including $0, $0 and $0, capital gains tax, respectively)	(229,454)	18,859,364	26,369,475
Realized gain/(loss) on foreign currency transactions	(2,815)	(9,258)	(11,198)

Net realized gain/(loss) from investments and foreign currency transactions	(232,269)	18,850,106	26,358,277

Net change in unrealized appreciation/(depreciation) on investment transactions (including $0, $0 and $0 change in deferred capital gains tax, respectively)	(1,086,486)	2,523,717	(27,364,707)
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	246	(67)	263

Net change in unrealized appreciation/(depreciation) from investments and translation of assets and liabilities denominated in foreign currencies	(1,086,240)	2,523,650	(27,364,444)

Net realized/unrealized gain/(loss) from investments and foreign currency transactions	(1,318,509)	21,373,756	(1,006,167)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(1,266,743)	$20,807,326	$2,644,763

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Statements of Changes in Net Assets

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$21,867,293	$11,487,730	$411,287	$276,765	$271,056	$217,990
Net realized gain/(loss) from investments and foreign currency transactions	(144,368,434)	16,464,964	(2,529,032)	640,988	1,180,078	1,826,810
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(80,508,238)	(27,553,125)	(2,615,349)	(1,524,721)	(3,474,579)	(2,706,918)

Change in net assets resulting from operations	(203,009,379)	399,569	(4,733,094)	(606,968)	(2,023,445)	(662,118)

Distributions to Shareholders From:
Net investment income:
Class A	(25,625)	(16,717)	(16,674)	(20,464)	(172,726)	(204,538)
Class C	(7,296)	(1,122)	(450)	(563)	(69,035)	(20,248)
Class R	(271)	(189)	(254)	(99)	(19,117)	(8,946)
Institutional Service Class	(128,144)	(55,625)	(2,498)	(620)	(20,749)	(24,493)
Institutional Class	(22,698,545)	(12,844,331)	(374,854)	(352,955)	(42,982)	(9,491)
Net realized gains:
Class A	(16,504)	(7,850)	(27,353)	(192,269)	–	–
Class C	(4,740)	(793)	(1,401)	(8,527)	–	–
Class R	(186)	(194)	(278)	(1,697)	–	–
Institutional Service Class	(66,146)	(20,975)	(1,216)	(4,592)	–	–
Institutional Class	(17,386,145)	(5,464,269)	(634,599)	(3,329,370)	–	–

Change in net assets from shareholder distributions	(40,333,602)	(18,412,065)	(1,059,577)	(3,911,156)	(324,609)	(267,716)

Common Stock Transactions:
Change in net assets from capital transactions	(563,771,354)	83,216,083	(17,104,512)	8,012,325	(11,163,177)	(3,323,175)

Change in net assets	(807,114,335)	65,203,587	(22,897,183)	3,494,201	(13,511,231)	(4,253,009)

Net Assets:
Beginning of year	1,075,412,385	1,010,208,798	30,973,320	27,479,119	30,365,228	34,618,237

End of year	$268,298,050	$1,075,412,385	$8,076,137	$30,973,320	$16,853,997	$30,365,228

Accumulated net investment income/(loss) at end of year	$1,348,658	$1,249,310	$41,469	$(5,989)	$–	$53,626

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$767,550	$259,573	$69,375	$754,016	$1,032,710	$8,569,767
Dividends reinvested	40,887	23,819	29,995	199,082	127,067	165,129
Cost of shares redeemed(a)	(982,791)	(460,429)	(440,790)	(771,687)	(11,126,688)	(10,420,570)

Total Class A	(174,354)	(177,037)	(341,420)	181,411	(9,966,911)	(1,685,674)

Class C Shares
Proceeds from shares issued	229,595	155,400	–	–	275,384	200,725
Dividends reinvested	10,842	1,915	1,851	9,090	36,469	11,321
Cost of shares redeemed(a)	(176,618)	(14,415)	(22,590)	–	(1,029,923)	(1,675,815)

Total Class C	63,819	142,900	(20,739)	9,090	(718,070)	(1,463,769)

Class R Shares
Proceeds from shares issued	–	–	20,238	1,113	825,302	755,012
Dividends reinvested	457	383	532	1,796	15,504	6,697
Cost of shares redeemed(a)	–	(23,490)	(11,117)	(23,044)	(889,705)	(844,908)

Total Class R	457	(23,107)	9,653	(20,135)	(48,899)	(83,199)

Institutional Service Class Shares
Proceeds from shares issued	2,103,196	1,077,483	95,400	21,150	22,518	285,204
Dividends reinvested	121,039	61,577	3,714	5,211	20,390	24,293
Cost of shares redeemed(a)	(1,282,946)	(1,050,062)	(11,338)	(12)	(873,767)	(871,009)

Total Institutional Service Class	941,289	88,998	87,776	26,349	(830,859)	(561,512)

Institutional Class Shares
Proceeds from shares issued	845,931,013	577,871,251	2,427,157	23,566,650	1,750,645	6,350,550
Dividends reinvested	13,214,750	5,225,269	80,213	918,557	41,438	6,341
Cost of shares redeemed(a)	(1,423,748,328)	(499,912,191)	(19,347,152)	(16,669,597)	(1,390,521)	(5,885,912)

Total Institutional Class	(564,602,565)	83,184,329	(16,839,782)	7,815,610	401,562	470,979

Change in net assets from capital transactions:	$(563,771,354)	$83,216,083	$(17,104,512)	$8,012,325	$(11,163,177)	$(3,323,175)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Statements of Changes in Net Assets (continued)

	Aberdeen Asia-Pacific (ex-Japan) Equity Fund		Aberdeen Asia-Pacific Smaller Companies Fund		Aberdeen China Opportunities Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

SHARE TRANSACTIONS:
Class A Shares
Issued	64,113	21,843	7,727	73,778	52,192	423,689
Reinvested	3,838	2,015	3,344	21,063	7,040	8,156
Redeemed	(83,911)	(37,276)	(47,280)	(79,344)	(563,244)	(525,111)

Total Class A Shares	(15,960)	(13,418)	(36,209)	15,497	(504,012)	(93,266)

Class C Shares
Issued	19,471	12,824	–	–	14,324	10,309
Reinvested	1,030	163	207	973	2,149	590
Redeemed	(16,462)	(1,185)	(2,735)	–	(54,485)	(87,671)

Total Class C Shares	4,039	11,802	(2,528)	973	(38,012)	(76,772)

Class R Shares
Issued	–	–	2,238	113	42,152	38,178
Reinvested	44	33	60	190	891	335
Redeemed	–	(2,061)	(1,370)	(2,011)	(44,953)	(42,285)

Total Class R Shares	44	(2,028)	928	(1,708)	(1,910)	(3,772)

Institutional Service Class Shares
Issued	176,560	92,160	10,342	2,026	1,123	14,239
Reinvested	11,299	5,171	420	541	1,111	1,192
Redeemed	(115,076)	(90,176)	(1,382)	(1)	(44,092)	(43,285)

Total Institutional Service Class Shares	72,783	7,155	9,380	2,566	(41,858)	(27,854)

Institutional Class Shares
Issued	72,164,872	48,650,475	260,450	2,290,620	89,738	308,133
Reinvested	1,205,448	438,109	8,907	97,020	2,264	306
Redeemed	(135,560,388)	(44,227,667)	(2,289,722)	(1,665,938)	(70,831)	(289,934)

Total Institutional Class Shares	(62,190,068)	4,860,917	(2,020,365)	721,702	21,171	18,505

Total change in shares:	(62,129,162)	4,864,428	(2,048,794)	739,030	(564,621)	(183,159)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund		Aberdeen European Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$104,462,036	$140,265,522	$(2,282,850)	$(4,840,678)	$107,236	$123,197
Net realized gain/(loss) from investments and foreign currency transactions	71,504,332	346,946,792	28,680,799	52,163,623	(212,758)	67,775
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(1,618,944,253)	(690,430,628)	(21,714,443)	(31,155,107)	(105,520)	(434,913)

Change in net assets resulting from operations	(1,442,977,885)	(203,218,314)	4,683,506	16,167,838	(211,042)	(243,941)

Distributions to Shareholders From:
Net investment income:
Class A	(2,645,889)	(5,420,160)	–	–	(4,376)	(5,710)
Class C	(163,090)	(402,724)	–	–	(119)	(367)
Class R	(246,400)	(319,820)	–	–	(155)	(201)
Institutional Service Class	(5,932,794)	(4,140,793)	–	–	(198)	(264)
Institutional Class	(107,175,841)	(170,385,442)	–	–	(105,210)	(142,710)
Net realized gains:
Class A	(10,017,204)	–	(4,787,502)	(992,853)	(4,198)	(121)
Class C	(1,314,333)	–	(2,468,282)	(288,934)	(116)	(21)
Class R	(990,879)	–	(595,930)	(50,048)	(117)	(21)
Institutional Service Class	(6,924,119)	–	(196,312)	(59,253)	(117)	(21)
Institutional Class	(267,561,188)	–	(42,575,701)	(9,724,006)	(63,242)	(11,397)

Change in net assets from shareholder distributions	(402,971,737)	(180,668,939)	(50,623,727)	(11,115,094)	(177,848)	(160,833)

Common Stock Transactions:
Change in net assets from capital transactions	(567,021,908)	(1,622,825,484)	(182,307,148)	(318,138,777)	(4,357,667)	531,089

Change in net assets	(2,412,971,530)	(2,006,712,737)	(228,247,369)	(313,086,033)	(4,746,557)	126,315

Net Assets:
Beginning of year	10,042,342,790	12,049,055,527	349,474,905	662,560,938	6,148,774	6,022,459

End of year	$7,629,371,260	$10,042,342,790	$121,227,536	$349,474,905	$1,402,217	$6,148,774

Accumulated net investment income/(loss) at end of year	$(5,957,577)	$14,792,780	$(1,635,324)	$(4,152,063)	$11,983	$5,340

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund		Aberdeen European Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$74,844,365	$145,865,554	$5,152,033	$15,620,464	$75,431	$367,161
Dividends reinvested	10,269,358	4,409,897	3,575,942	854,454	8,574	5,868
Cost of shares redeemed(a)	(176,166,541)	(215,663,301)	(17,666,912)	(49,047,002)	(321,887)	(11,047)

Total Class A	(91,052,818)	(65,387,850)	(8,938,937)	(32,572,084)	(237,882)	361,982

Class C Shares
Proceeds from shares issued	9,165,355	10,221,434	3,450,983	790,686	–	14,873
Dividends reinvested	979,311	218,357	1,160,512	131,067	235	388
Cost of shares redeemed(a)	(16,095,683)	(13,468,683)	(4,848,113)	(2,811,170)	–	(14,420)

Total Class C	(5,951,017)	(3,028,892)	(236,618)	(1,889,417)	235	841

Class R Shares
Proceeds from shares issued	15,328,585	14,559,029	749,645	1,343,599	–	–
Dividends reinvested	1,042,782	255,536	595,930	50,048	272	222
Cost of shares redeemed(a)	(7,757,428)	(5,582,668)	(1,004,594)	(746,524)	–	–

Total Class R	8,613,939	9,231,897	340,981	647,123	272	222

Institutional Service Class Shares
Proceeds from shares issued	406,467,287	18,172,691	170,222	456,995	–	–
Dividends reinvested	12,851,158	4,137,566	196,312	59,253	315	285
Cost of shares redeemed(a)	(145,024,672)	(206,739,253)	(1,263,015)	(2,189,907)	–	–

Total Institutional Service Class	274,293,773	(184,428,996)	(896,481)	(1,673,659)	315	285

Institutional Class Shares
Proceeds from shares issued	2,387,051,334	1,977,897,554	80,651,606	123,234,177	–	25,000
Dividends reinvested	286,469,136	130,234,728	39,384,673	9,218,417	168,452	154,107
Cost of shares redeemed(a)	(3,426,446,255)	(3,487,343,925)	(292,612,372)	(415,103,334)	(4,289,059)	(11,348)

Total Institutional Class	(752,925,785)	(1,379,211,643)	(172,576,093)	(282,650,740)	(4,120,607)	167,759

Change in net assets from capital transactions:	$(567,021,908)	$(1,622,825,484)	$(182,307,148)	$(318,138,777)	$(4,357,667)	$531,089

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Emerging Markets Fund		Aberdeen Equity Long-Short Fund		Aberdeen European Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

SHARE TRANSACTIONS:
Class A Shares
Issued	5,498,237	9,901,901	492,145	1,303,437	7,465	32,543
Reinvested	773,178	292,976	349,213	71,027	849	509
Redeemed	(13,504,085)	(14,559,227)	(1,680,205)	(4,080,946)	(31,620)	(1,024)

Total Class A Shares	(7,232,670)	(4,364,350)	(838,847)	(2,706,482)	(23,306)	32,028

Class C Shares
Issued	675,466	695,394	537,603	95,067	–	1,282
Reinvested	74,134	14,738	181,898	15,753	24	34
Redeemed	(1,254,631)	(933,909)	(752,203)	(337,324)	–	(1,300)

Total Class C Shares	(505,031)	(223,777)	(32,702)	(226,504)	24	16

Class R Shares
Issued	1,147,004	995,022	76,137	116,132	–	–
Reinvested	79,187	16,979	61,184	4,318	27	20
Redeemed	(580,271)	(377,699)	(101,236)	(64,460)	–	–

Total Class R Shares	645,920	634,302	36,085	55,990	27	20

Institutional Service Class Shares
Issued	29,133,387	1,254,488	15,778	37,398	–	–
Reinvested	979,266	276,592	18,840	4,857	30	25
Redeemed	(12,389,902)	(14,742,648)	(109,805)	(180,961)	–	–

Total Institutional Service Class Shares	17,722,751	(13,211,568)	(75,187)	(138,706)	30	25

Institutional Class Shares
Issued	178,994,441	133,602,254	7,543,322	10,030,261	–	2,289
Reinvested	21,631,046	8,653,424	3,733,144	750,075	16,578	13,634
Redeemed	(261,820,771)	(237,824,889)	(26,720,883)	(33,598,036)	(447,157)	(1,009)

Total Institutional Class Shares	(61,195,284)	(95,569,211)	(15,444,417)	(22,817,700)	(430,579)	14,914

Total change in shares:	(50,564,314)	(112,734,604)	(16,355,068)	(25,833,402)	(453,804)	47,003

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$1,439,376	$5,281,197	$299,856	$349,251	$2,340,000	$2,533,665
Net realized gain/(loss) from investments and foreign currency transactions	6,772,402	8,730,584	(1,237,359)	858,315	11,965,259	14,168,207
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(19,946,667)	(8,081,696)	(3,484,406)	(2,272,304)	(17,384,539)	(445,478)

Change in net assets resulting from operations	(11,734,889)	5,930,085	(4,421,909)	(1,064,738)	(3,079,280)	16,256,394

Distributions to Shareholders From:
Net investment income:
Class A	(947,673)	(2,727,018)	(277,478)	(299,894)	(1,066,895)	(665,473)
Class C	(19,782)	(134,543)	(39,537)	(31,715)	(21,328)	(5,511)
Class R	(23,246)	(70,700)	(60,806)	(48,556)	(11,468)	(9,345)
Institutional Service Class	(21,079)	(46)	(15,913)	(15,060)	(36,391)	(21,925)
Institutional Class	(624,752)	(2,598,384)	(32,853)	(38,277)	(2,096,848)	(2,592,021)
Net realized gains:
Class A	–	–	–	–	(3,337,012)	(834,938)
Class C	–	–	–	–	(90,199)	(25,149)
Class R	–	–	–	–	(45,117)	(20,437)
Institutional Service Class	–	–	–	–	(121,392)	(21,216)
Institutional Class	–	–	–	–	(9,941,153)	(2,375,818)

Change in net assets from shareholder distributions	(1,636,532)	(5,530,691)	(426,587)	(433,502)	(16,767,803)	(6,571,833)

Common Stock Transactions:
Change in net assets from capital transactions	(51,797,861)	(1,868,165)	641,702	(8,030,086)	(132,879,015)	(49,512,605)

Change in net assets	(65,169,282)	(1,468,771)	(4,206,794)	(9,528,326)	(152,726,098)	(39,828,044)

Net Assets:
Beginning of year	157,764,123	159,232,894	23,176,917	32,705,243	258,765,009	298,593,053

End of year	$92,594,841	$157,764,123	$18,970,123	$23,176,917	$106,038,911	$258,765,009

Accumulated net investment income/(loss) at end of year	$77,978	$247,291	$(43,214)	$83,782	$(282,331)	$441,427

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$8,666,402	$10,980,438	$1,958,091	$2,368,514	$2,680,883	$3,357,996
Proceeds of shares issued in connection with fund merger	4,987,280	–	–	–	–	–
Dividends reinvested	906,975	2,647,138	228,343	245,459	4,222,975	1,435,737
Cost of shares redeemed(a)	(20,706,517)	(24,832,238)	(5,101,063)	(7,980,001)	(11,520,088)	(23,054,155)

Total Class A	(6,145,860)	(11,204,662)	(2,914,629)	(5,366,028)	(4,616,230)	(18,260,422)

Class C Shares
Proceeds from shares issued	287,504	430,102	291,092	349,086	319,987	442,184
Dividends reinvested	10,488	92,372	24,198	16,603	92,698	25,805
Cost of shares redeemed(a)	(2,416,066)	(1,631,158)	(852,044)	(1,728,284)	(489,511)	(1,099,604)

Total Class C	(2,118,074)	(1,108,684)	(536,754)	(1,362,595)	(76,826)	(631,615)

Class R Shares
Proceeds from shares issued	474,767	618,551	1,230,825	1,420,329	308,871	320,172
Dividends reinvested	16,050	38,545	17,227	11,383	51,790	26,775
Cost of shares redeemed(a)	(769,993)	(990,063)	(1,150,723)	(2,029,119)	(515,973)	(1,283,140)

Total Class R	(279,176)	(332,967)	97,329	(597,407)	(155,312)	(936,193)

Institutional Service Class Shares
Proceeds from shares issued	5,084,974	1,000	71,956	2,006	702,784	1,014,177
Dividends reinvested	21,079	46	15,104	14,377	157,784	43,141
Cost of shares redeemed(a)	(4,903,350)	–	(277,980)	(112,955)	(1,530,319)	(722,941)

Total Institutional Service Class	202,703	1,046	(190,920)	(96,572)	(669,751)	334,377

Institutional Class Shares
Proceeds from shares issued	11,253,800	22,973,717	5,298,335	985,799	4,894,321	33,821,896
Proceeds of shares issued in connection with fund merger	1,191,494	–	–	–	–	–
Dividends reinvested	610,081	2,589,244	13,437	18,107	11,579,955	4,738,277
Cost of shares redeemed(a)	(56,512,829)	(14,785,859)	(1,125,096)	(1,611,390)	(143,835,172)	(68,578,925)

Total Institutional Class	(43,457,454)	10,777,102	4,186,676	(607,484)	(127,360,896)	(30,018,752)

Change in net assets from capital transactions:	$(51,797,861)	$(1,868,165)	$641,702	$(8,030,086)	$(132,879,015)	$(49,512,605)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Statements of Changes in Net Assets (continued)

	Aberdeen Global Equity Fund		Aberdeen Global Natural Resources Fund		Aberdeen Global Small Cap Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

SHARE TRANSACTIONS:
Class A Shares
Issued	665,273	799,462	145,257	145,015	94,982	115,345
Issued in connection with fund merger	364,123	–	–	–	–	–
Reinvested	69,648	194,098	17,605	14,836	154,458	49,594
Redeemed	(1,559,538)	(1,759,715)	(376,475)	(485,758)	(414,833)	(792,926)

Total Class A Shares	(460,494)	(766,155)	(213,613)	(325,907)	(165,393)	(627,987)

Class C Shares
Issued	23,121	33,269	22,873	22,466	11,981	16,232
Reinvested	841	7,140	1,966	1,046	3,637	960
Redeemed	(191,142)	(124,404)	(66,556)	(111,196)	(18,731)	(39,874)

Total Class C Shares	(167,180)	(83,995)	(41,717)	(87,684)	(3,113)	(22,682)

Class R Shares
Issued	37,233	46,135	96,199	87,974	11,280	11,375
Reinvested	1,272	2,928	1,353	695	1,970	968
Redeemed	(62,922)	(73,283)	(86,835)	(125,770)	(19,417)	(45,228)

Total Class R Shares	(24,417)	(24,220)	10,717	(37,101)	(6,167)	(32,885)

Institutional Service Class Shares
Issued	370,670	70	5,166	118	25,264	34,587
Reinvested	1,566	3	1,136	860	5,768	1,485
Redeemed	(372,305)	–	(22,756)	(6,951)	(54,734)	(24,577)

Total Institutional Service Class Shares	(69)	73	(16,454)	(5,973)	(23,702)	11,495

Institutional Class Shares
Issued	872,856	1,610,157	475,428	59,510	177,655	1,166,694
Issued in connection with fund merger	86,882	–	–	–	–	–
Reinvested	46,737	189,192	1,005	1,096	422,082	163,303
Redeemed	(4,146,443)	(1,038,712)	(85,949)	(95,499)	(5,180,832)	(2,326,494)

Total Institutional Class Shares	(3,139,968)	760,637	390,484	(34,893)	(4,581,095)	(996,497)

Total change in shares:	(3,792,128)	(113,660)	129,417	(491,558)	(4,779,470)	(1,668,556)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Latin American Equity Fund		Aberdeen Small Cap Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income/(loss)	$15,537,904	$34,319,207	$51,766	$74,817	$(566,430)	$(123,224)
Net realized gain/(loss) from investments and foreign currency transactions	(2,601,242)	48,377,363	(232,269)	(7,907)	18,850,106	17,469,453
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(138,532,873)	(75,277,852)	(1,086,240)	(626,352)	2,523,650	(5,313,911)

Change in net assets resulting from operations	(125,596,211)	7,418,718	(1,266,743)	(559,442)	20,807,326	12,032,318

Distributions to Shareholders From:
Net investment income:
Class A	(2,318,371)	(6,710,389)	(435)	(581)	–	–
Class C	(436,483)	(1,243,243)	(82)	(125)	–	–
Class R	(272,867)	(609,395)	(77)	(109)	–	–
Institutional Service Class	(3,874,530)	(7,776,586)	(105)	(157)	–	–
Institutional Class	(10,748,446)	(20,428,050)	(52,479)	(77,992)	–	–
Net realized gains:
Class A	–	–	–	(10)	–	–
Class C	–	–	–	(3)	–	–
Class R	–	–	–	(3)	–	–
Institutional Service Class	–	–	–	(3)	–	–
Institutional Class	–	–	–	(1,629)	–	–

Change in net assets from shareholder distributions	(17,650,697)	(36,767,663)	(53,178)	(80,612)	–	–

Common Stock Transactions:
Change in net assets from capital transactions	(120,887,487)	(136,126,563)	25,112	145,383	204,647,443	(15,114,065)

Change in net assets	(264,134,395)	(165,475,508)	(1,294,809)	(494,671)	225,454,769	(3,081,747)

Net Assets:
Beginning of year	882,161,952	1,047,637,460	4,149,629	4,644,300	134,318,527	137,400,274

End of year	$618,027,557	$882,161,952	$2,854,820	$4,149,629	$359,773,296	$134,318,527

Accumulated net investment income/(loss) at end of year	$380,619	$2,005,521	$7,654	$11,882	$(650,591)	$(514,327)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Latin American Equity Fund		Aberdeen Small Cap Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$18,990,820	$38,976,545	$9,506	$42,990	$16,952,916	$10,798,893
Dividends reinvested	1,711,458	5,164,414	435	591	–	–
Cost of shares redeemed(a)	(56,569,720)	(111,945,534)	(34,114)	(8,180)	(22,790,262)	(26,947,757)

Total Class A	(35,867,442)	(67,804,575)	(24,173)	35,401	(5,837,346)	(16,148,864)

Class C Shares
Proceeds from shares issued	4,394,274	5,412,036	–	19,461	5,625,655	1,999,798
Dividends reinvested	275,266	733,005	82	128	–	–
Cost of shares redeemed(a)	(12,204,447)	(11,975,653)	(11,959)	–	(4,608,416)	(5,980,628)

Total Class C	(7,534,907)	(5,830,612)	(11,877)	19,589	1,017,239	(3,980,830)

Class R Shares
Proceeds from shares issued	6,856,626	5,443,910	–	–	4,042,095	1,661,980
Dividends reinvested	206,862	417,212	77	113	–	–
Cost of shares redeemed(a)	(7,366,078)	(5,672,725)	–	–	(803,779)	(2,138,130)

Total Class R	(302,590)	188,397	77	113	3,238,316	(476,150)

Institutional Service Class Shares
Proceeds from shares issued	43,974,126	34,589,305	–	–	7,503,260	53,514
Dividends reinvested	3,785,630	7,562,977	105	160	–	–
Cost of shares redeemed(a)	(45,841,932)	(57,607,741)	–	–	(355,909)	(275,763)

Total Institutional Service Class	1,917,824	(15,455,459)	105	160	7,147,351	(222,249)

Institutional Class Shares
Proceeds from shares issued	93,817,549	107,856,376	8,500	10,500	229,072,532	11,907,314
Dividends reinvested	10,464,649	19,711,575	52,480	79,620	–	–
Cost of shares redeemed(a)	(183,382,570)	(174,792,265)	–	–	(29,990,649)	(6,193,286)

Total Institutional Class	(79,100,372)	(47,224,314)	60,980	90,120	199,081,883	5,714,028

Change in net assets from capital transactions:	$(120,887,487)	$(136,126,563)	$25,112	$145,383	$204,647,443	$(15,114,065)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen International Equity Fund		Aberdeen Latin American Equity Fund		Aberdeen Small Cap Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

SHARE TRANSACTIONS:
Class A Shares
Issued	1,367,259	2,570,144	1,369	5,133	668,104	476,686
Reinvested	123,855	342,395	65	69	–	–
Redeemed	(4,113,969)	(7,438,724)	(5,270)	(962)	(896,625)	(1,178,468)

Total Class A Shares	(2,622,855)	(4,526,185)	(3,836)	4,240	(228,521)	(701,782)

Class C Shares
Issued	327,993	376,112	–	2,160	247,305	98,547
Reinvested	21,045	51,508	12	15	–	–
Redeemed	(945,212)	(835,449)	(1,854)	–	(205,378)	(292,984)

Total Class C Shares	(596,174)	(407,829)	(1,842)	2,175	41,927	(194,437)

Class R Shares
Issued	530,191	372,297	–	–	167,201	79,104
Reinvested	15,714	28,872	11	14	–	–
Redeemed	(559,488)	(386,207)	–	–	(33,203)	(101,176)

Total Class R Shares	(13,583)	14,962	11	14	133,998	(22,072)

Institutional Service Class Shares
Issued	3,050,696	2,239,070	–	–	274,390	2,256
Reinvested	268,876	491,085	15	19	–	–
Redeemed	(3,285,914)	(3,695,874)	–	–	(13,285)	(11,548)

Total Institutional Service Class Shares	33,658	(965,719)	15	19	261,105	(9,292)

Institutional Class Shares
Issued	6,554,392	6,869,145	1,402	1,270	8,460,001	496,336
Reinvested	740,959	1,276,474	7,870	9,326	–	–
Redeemed	(13,988,851)	(11,125,343)	–	–	(1,111,789)	(260,287)

Total Institutional Class Shares	(6,693,500)	(2,979,724)	9,272	10,596	7,348,212	236,049

Total change in shares:	(9,892,454)	(8,864,495)	3,620	17,044	7,556,721	(691,534)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Multi-Cap Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$3,650,930	$4,113,884
Net realized gain from investments and foreign currency transactions	26,358,277	39,948,927
Net change in unrealized appreciation/(depreciation) on investments and translation of assets and liabilities denominated in foreign currencies	(27,364,444)	(3,813,816)

Change in net assets resulting from operations	2,644,763	40,248,995

Distributions to Shareholders From:
Net investment income:
Class A	(2,505,584)	(2,839,511)
Class C	(24,330)	(34,084)
Class R	(3,074)	(3,349)
Institutional Service Class	(1,278,061)	(1,471,826)
Institutional Class	(70,221)	(49,723)
Net realized gains:
Class A	(17,284,152)	(2,078,777)
Class C	(576,102)	(75,588)
Class R	(23,350)	(3,210)
Institutional Service Class	(7,660,936)	(906,726)
Institutional Class	(225,732)	(27,677)

Change in net assets from shareholder distributions	(29,651,542)	(7,490,471)

Common Stock Transactions:
Change in net assets from capital transactions	(18,905,686)	(40,237,320)

Change in net assets	(45,912,465)	(7,478,796)

Net Assets:
Beginning of year	417,400,912	424,879,708

End of year	$371,488,447	$417,400,912

Accumulated net investment income at end of year	$266,956	$508,816

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Annual Report

Statements of Changes in Net Assets (continued)

	Aberdeen U.S. Multi-Cap Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$2,707,890	$4,165,687
Dividends reinvested	18,131,210	4,461,391
Cost of shares redeemed(a)	(31,889,462)	(36,066,289)

Total Class A	(11,050,362)	(27,439,211)

Class C Shares
Proceeds from shares issued	468,052	277,456
Dividends reinvested	314,566	57,871
Cost of shares redeemed(a)	(1,523,576)	(2,180,589)

Total Class C	(740,958)	(1,845,262)

Class R Shares
Proceeds from shares issued	179,165	66,151
Dividends reinvested	746	137
Cost of shares redeemed(a)	(43,983)	(153,347)

Total Class R	135,928	(87,059)

Institutional Service Class Shares
Proceeds from shares issued	1,215,725	1,362,395
Dividends reinvested	8,700,314	2,302,572
Cost of shares redeemed(a)	(21,023,674)	(13,827,724)

Total Institutional Service Class	(11,107,635)	(10,162,757)

Institutional Class Shares
Proceeds from shares issued	5,219,479	2,105,844
Dividends reinvested	243,190	64,788
Cost of shares redeemed(a)	(1,605,328)	(2,873,663)

Total Institutional Class	3,857,341	(703,031)

Change in net assets from capital transactions:	$(18,905,686)	$(40,237,320)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Statements of Changes in Net Assets (concluded)

	Aberdeen U.S. Multi-Cap Equity Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A Shares
Issued	211,670	323,263
Reinvested	1,407,017	349,012
Redeemed	(2,496,108)	(2,784,392)

Total Class A Shares	(877,421)	(2,112,117)

Class C Shares
Issued	39,644	23,374
Reinvested	26,739	4,971
Redeemed	(129,686)	(184,607)

Total Class C Shares	(63,303)	(156,262)

Class R Shares
Issued	14,533	5,355
Reinvested	60	11
Redeemed	(3,561)	(12,026)

Total Class R Shares	11,032	(6,660)

Institutional Service Class Shares
Issued	89,704	101,494
Reinvested	646,288	172,508
Redeemed	(1,567,694)	(1,023,767)

Total Institutional Service Class Shares	(831,702)	(749,765)

Institutional Class Shares
Issued	397,483	152,613
Reinvested	18,101	4,842
Redeemed	(122,665)	(210,519)

Total Institutional Class Shares	292,919	(53,064)

Total change in shares:	(1,468,475)	(3,077,868)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Annual Report

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$12.08	$0.14	$(1.68)	$(1.54)	$(0.30)	$(0.20)	$(0.50)	$–	$10.04
Year Ended October 31, 2014	12.01	0.14	0.15	0.29	(0.15)	(0.07)	(0.22)	–	12.08
Year Ended October 31, 2013	11.73	0.17	0.54	0.71	(0.27)	(0.16)	(0.43)	–	12.01
Period Ended October 31, 2012(h)	11.26	0.01	0.46	0.47	–	–	–	–	11.73
Class C Shares
Year Ended October 31, 2015	12.05	0.07	(1.67)	(1.60)	(0.24)	(0.20)	(0.44)	–	10.01
Year Ended October 31, 2014	12.00	0.05	0.15	0.20	(0.08)	(0.07)	(0.15)	–	12.05
Year Ended October 31, 2013	11.66	0.13	0.50	0.63	(0.13)	(0.16)	(0.29)	–	12.00
Period Ended October 31, 2012(h)	11.26	0.12	0.28	0.40	–	–	–	–	11.66
Class R Shares
Year Ended October 31, 2015	12.07	0.15	(1.72)	(1.57)	(0.28)	(0.20)	(0.48)	–	10.02
Year Ended October 31, 2014	12.02	0.05	0.20	0.25	(0.13)	(0.07)	(0.20)	–	12.07
Year Ended October 31, 2013	11.70	0.18	0.51	0.69	(0.21)	(0.16)	(0.37)	–	12.02
Period Ended October 31, 2012(h)	11.26	0.15	0.29	0.44	–	–	–	–	11.70
Institutional Service Class Shares
Year Ended October 31, 2015	12.10	0.17	(1.69)	(1.52)	(0.32)	(0.20)	(0.52)	–	10.06
Year Ended October 31, 2014	12.03	0.17	0.14	0.31	(0.17)	(0.07)	(0.24)	–	12.10
Year Ended October 31, 2013	11.73	0.16	0.58	0.74	(0.28)	(0.16)	(0.44)	–	12.03
Year Ended October 31, 2012	11.34	0.22	0.96	1.18	(0.23)	(0.56)	(0.79)	–	11.73
Year Ended October 31, 2011	11.81	0.23	(0.60)	(0.37)	(0.09)	(0.01)	(0.10)	–	11.34
Institutional Class Shares
Year Ended October 31, 2015	12.11	0.21	(1.72)	(1.51)	(0.33)	(0.20)	(0.53)	–	10.07
Year Ended October 31, 2014	12.04	0.16	0.16	0.32	(0.18)	(0.07)	(0.25)	–	12.11
Year Ended October 31, 2013	11.74	0.19	0.56	0.75	(0.29)	(0.16)	(0.45)	–	12.04
Year Ended October 31, 2012	11.34	0.22	0.97	1.19	(0.23)	(0.56)	(0.79)	–	11.74
Year Ended October 31, 2011	11.82	0.24	(0.62)	(0.38)	(0.09)	(0.01)	(0.10)	–	11.34

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific (ex-Japan) Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)		Portfolio Turnover (f)

(12.94%)	$815	1.51%	1.21%	1.52	%(g)	58.06%
2.43%	1,173	1.50%	1.21%	1.52%		36.48%
6.12%	1,328	1.50%	1.43%	1.51%		3.33%
4.17%	327	1.45%	0.19%	1.46%		21.73%

(13.42%)	280	2.26%	0.66%	2.27	%(g)	58.06%
1.67%	288	2.25%	0.46%	2.27%		36.48%
5.47%	146	2.25%	1.09%	2.26%		3.33%
3.55%	10	2.18%	1.56%	2.19%		21.73%

(13.17%)	10	1.76%	1.30%	1.77	%(g)	58.06%
2.06%	11	1.76%	0.40%	1.78%		36.48%
5.97%	36	1.75%	1.50%	1.76%		3.33%
3.91%	10	1.69%	2.05%	1.70%		21.73%

(12.73%)	4,017	1.29%	1.54%	1.30	%(g)	58.06%
2.59%	3,950	1.30%	1.45%	1.32%		36.48%
6.44%	3,841	1.28%	1.35%	1.29%		3.33%
11.83%	3,717	1.24%	2.00%	1.25%		21.73%
(3.20%)	2,584	1.23%	1.95%	1.23%		25.31%

(12.68%)	263,176	1.26%	1.83%	1.27	%(g)	58.06%
2.64%	1,069,989	1.25%	1.32%	1.27%		36.48%
6.48%	1,004,859	1.25%	1.59%	1.26%		3.33%
11.92%	617,471	1.22%	2.01%	1.23%		21.73%
(3.28%)	434,567	1.23%	2.04%	1.23%		25.31%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to 0.01%
(h)	For the period from February 28, 2012 (commencement of operations) through October 31, 2012.

2015 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific Smaller Companies Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$10.13	$0.13	$(1.80)	$(1.67)	$(0.16)	$(0.23)	$(0.39)	$–	$8.07
Year Ended October 31, 2014	11.88	0.11	(0.04)	0.07	(0.17)	(1.65)	(1.82)	–	10.13
Year Ended October 31, 2013	11.01	0.24	1.00	1.24	(0.28)	(0.09)	(0.37)	–	11.88
Year Ended October 31, 2012	8.95	0.15	1.93	2.08	–	(0.02)	(0.02)	–	11.01
Period Ended October 31, 2011(h)	10.00	0.01	(1.06)	(1.05)	–	–	–	–	8.95
Class C Shares
Year Ended October 31, 2015	10.01	0.09	(1.79)	(1.70)	(0.10)	(0.23)	(0.33)	–	7.98
Year Ended October 31, 2014	11.76	0.05	(0.05)	–	(0.10)	(1.65)	(1.75)	–	10.01
Year Ended October 31, 2013	10.90	0.11	1.03	1.14	(0.19)	(0.09)	(0.28)	–	11.76
Year Ended October 31, 2012	8.93	0.06	1.93	1.99	–	(0.02)	(0.02)	–	10.90
Period Ended October 31, 2011(h)	10.00	0.01	(1.08)	(1.07)	–	–	–	–	8.93
Class R Shares
Year Ended October 31, 2015	10.14	0.19	(1.85)	(1.66)	(0.15)	(0.23)	(0.38)	–	8.10
Year Ended October 31, 2014	11.84	0.08	(0.05)	0.03	(0.08)	(1.65)	(1.73)	–	10.14
Year Ended October 31, 2013	10.98	0.05	1.09	1.14	(0.19)	(0.09)	(0.28)	–	11.84
Year Ended October 31, 2012	8.94	0.05	2.01	2.06	–	(0.02)	(0.02)	–	10.98
Period Ended October 31, 2011(h)	10.00	0.02	(1.08)	(1.06)	–	–	–	–	8.94
Institutional Service Class Shares
Year Ended October 31, 2015	10.30	0.23	(1.90)	(1.67)	(0.20)	(0.23)	(0.43)	–	8.20
Year Ended October 31, 2014	12.04	0.14	(0.04)	0.10	(0.19)	(1.65)	(1.84)	–	10.30
Year Ended October 31, 2013	11.05	0.24	1.16	1.40	(0.32)	(0.09)	(0.41)	–	12.04
Year Ended October 31, 2012	8.96	0.16	1.96	2.12	(0.01)	(0.02)	(0.03)	–	11.05
Period Ended October 31, 2011(h)	10.00	0.04	(1.08)	(1.04)	–	–	–	–	8.96
Institutional Class Shares
Year Ended October 31, 2015	10.17	0.17	(1.81)	(1.64)	(0.20)	(0.23)	(0.43)	–	8.10
Year Ended October 31, 2014	11.91	0.13	(0.03)	0.10	(0.19)	(1.65)	(1.84)	–	10.17
Year Ended October 31, 2013	11.05	0.23	1.04	1.27	(0.32)	(0.09)	(0.41)	–	11.91
Year Ended October 31, 2012	8.96	0.18	1.94	2.12	(0.01)	(0.02)	(0.03)	–	11.05
Period Ended October 31, 2011(h)	10.00	0.04	(1.08)	(1.04)	–	–	–	–	8.96

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia-Pacific Smaller Companies Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)		Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)		Portfolio Turnover (f)

(16.80%)		$776	1.89	%(g)	1.41%	2.84	%(g)	4.10%
1.78%		1,341	1.79%		1.12%	2.69%		51.86%
11.43%		1,389	1.77%		2.08%	2.41%		58.61%
23.41%		173	1.95%		1.49%	2.83%		9.52%
(10.50%)		123	1.95%		0.43%	19.61%		1.68%

(17.33%)		29	2.51	%(g)	0.96%	3.46	%(g)	4.10%
1.16%		61	2.50%		0.50%	3.39%		51.86%
10.58%		61	2.54%		0.96%	3.16%		58.61%
22.38	%(i)	11	2.70%		0.65%	3.58%		9.52%
(10.70%)		9	2.70%		0.19%	20.48%		1.68%

(16.70%)		18	2.01	%(g)	2.09%	2.96	%(g)	4.10%
1.41%		13	2.07%		0.81%	2.96%		51.86%
10.48%		36	2.28%		0.45%	2.86%		58.61%
23.16%		67	2.39%		0.48%	3.26%		9.52%
(10.60%)		9	2.20%		0.69%	19.98%		1.68%

(16.54%)		121	1.51	%(g)	2.49%	2.46	%(g)	4.10%
2.09%		55	1.50%		1.38%	2.39%		51.86%
12.85%		33	1.54%		2.00%	2.16%		58.61%
23.77	%(i)	13	1.70%		1.65%	2.58%		9.52%
(10.40%)		9	1.70%		1.19%	19.48%		1.68%

(16.46%)		7,132	1.50	%(g)	1.88%	2.45	%(g)	4.10%
2.12%		29,502	1.50%		1.23%	2.39%		51.86%
11.63%		25,960	1.56%		1.92%	2.16%		58.61%
23.77%		29,292	1.70%		1.78%	2.58%		9.52%
(10.40%)		1,434	1.70%		1.19%	19.48%		1.68%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	For the period from June 28, 2011 (commencement of operations) through October 31, 2011.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2015 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$20.19	$0.22	$(2.14)	$(1.92)	$(0.33)	$(0.33)	$–	$17.94
Year Ended October 31, 2014	20.54	0.16	(0.33)	(0.17)	(0.18)	(0.18)	–	20.19
Year Ended October 31, 2013	19.64	0.15	0.82	0.97	(0.08)	(0.08)	0.01	20.54
Year Ended October 31, 2012	18.81	0.35	0.88	1.23	(0.41)	(0.41)	0.01	19.64
Year Ended October 31, 2011	20.66	0.21	(1.91)	(1.70)	(0.16)	(0.16)	0.01	18.81
Class C Shares
Year Ended October 31, 2015	19.50	0.18	(2.17)	(1.99)	(0.25)	(0.25)	–	17.26
Year Ended October 31, 2014	19.87	0.01	(0.32)	(0.31)	(0.06)	(0.06)	–	19.50
Year Ended October 31, 2013	19.09	(0.01)	0.81	0.80	(0.02)	(0.02)	–	19.87
Year Ended October 31, 2012	18.30	0.19	0.87	1.06	(0.28)	(0.28)	0.01	19.09
Year Ended October 31, 2011	20.09	0.02	(1.80)	(1.78)	(0.02)	(0.02)	0.01	18.30
Class R Shares
Year Ended October 31, 2015	19.92	0.23	(2.19)	(1.96)	(0.28)	(0.28)	–	17.68
Year Ended October 31, 2014	20.29	0.10	(0.35)	(0.25)	(0.12)	(0.12)	–	19.92
Year Ended October 31, 2013	19.43	0.10	0.79	0.89	(0.03)	(0.03)	–	20.29
Year Ended October 31, 2012	18.62	0.26	0.89	1.15	(0.35)	(0.35)	0.01	19.43
Year Ended October 31, 2011	20.46	0.14	(1.88)	(1.74)	(0.11)	(0.11)	0.01	18.62
Institutional Service Class Shares
Year Ended October 31, 2015	20.28	0.30	(2.18)	(1.88)	(0.40)	(0.40)	–	18.00
Year Ended October 31, 2014	20.62	0.21	(0.33)	(0.12)	(0.22)	(0.22)	–	20.28
Year Ended October 31, 2013	19.72	0.18	0.84	1.02	(0.13)	(0.13)	0.01	20.62
Year Ended October 31, 2012	18.88	0.38	0.91	1.29	(0.46)	(0.46)	0.01	19.72
Year Ended October 31, 2011	20.73	0.22	(1.87)	(1.65)	(0.21)	(0.21)	0.01	18.88
Institutional Class Shares
Year Ended October 31, 2015	20.28	0.35	(2.23)	(1.88)	(0.40)	(0.40)	–	18.00
Year Ended October 31, 2014	20.64	0.25	(0.38)	(0.13)	(0.23)	(0.23)	–	20.28
Year Ended October 31, 2013	19.74	0.19	0.83	1.02	(0.13)	(0.13)	0.01	20.64
Year Ended October 31, 2012	18.90	0.39	0.90	1.29	(0.46)	(0.46)	0.01	19.74
Year Ended October 31, 2011	20.74	0.25	(1.89)	(1.64)	(0.21)	(0.21)	0.01	18.90

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen China Opportunities Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (c)		Portfolio Turnover (d)

(9.50%)	$8,221	1.89%	1.12%	2.48	%(e)	10.48%
(0.82%)	19,425	1.89%	0.79%	2.30%		30.61%
4.98%	21,682	1.89%	0.71%	2.18%		14.51%
6.68%	21,882	1.90%	1.81%	2.13%		21.42%
(8.20%)	25,086	1.89%	1.02%	2.12%		20.44%

(10.18%)	4,711	2.62%	0.95%	3.21	%(e)	10.48%
(1.57%)	6,064	2.62%	0.04%	3.03%		30.61%
4.18%	7,704	2.62%	(0.06%)	2.91%		14.51%
5.90%	9,164	2.62%	1.02%	2.85%		21.42%
(8.78%)	9,161	2.62%	0.11%	2.84%		20.44%

(9.83%)	1,293	2.29%	1.20%	2.88	%(e)	10.48%
(1.25%)	1,495	2.27%	0.50%	2.68%		30.61%
4.61%	1,599	2.25%	0.47%	2.54%		14.51%
6.32%	1,225	2.24%	1.36%	2.47%		21.42%
(8.44%)	930	2.20%	0.71%	2.43%		20.44%

(9.30%)	825	1.63%	1.53%	2.22	%(e)	10.48%
(0.56%)	1,778	1.64%	1.05%	2.05%		30.61%
5.22%	2,383	1.62%	0.88%	1.91%		14.51%
6.99%	4,529	1.62%	1.99%	1.85%		21.42%
(7.92%)	3,498	1.62%	1.08%	1.84%		20.44%

(9.27%)	1,804	1.63%	1.80%	2.22	%(e)	10.48%
(0.65%)	1,604	1.62%	1.23%	2.03%		30.61%
5.22%	1,250	1.62%	0.90%	1.91%		14.51%
6.99%	1,683	1.62%	2.01%	1.85%		21.42%
(7.91%)	1,247	1.62%	1.20%	1.84%		20.44%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.

2015 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$14.88	$0.11	$(2.20)	$(2.09)	$(0.13)	$(0.44)	$(0.57)	$–	$12.22
Year Ended October 31, 2014	15.30	0.16	(0.37)	(0.21)	(0.21)	–	(0.21)	–	14.88
Year Ended October 31, 2013	15.00	0.17	0.36	0.53	(0.23)	–	(0.23)	–	15.30
Period Ended October 31, 2012(h)	13.07	0.09	1.84	1.93	–	–	–	–	15.00
Class C Shares
Year Ended October 31, 2015	14.79	0.02	(2.17)	(2.15)	(0.06)	(0.44)	(0.50)	–	12.14
Year Ended October 31, 2014	15.23	0.05	(0.36)	(0.31)	(0.13)	–	(0.13)	–	14.79
Year Ended October 31, 2013	14.95	0.09	0.34	0.43	(0.15)	–	(0.15)	–	15.23
Period Ended October 31, 2012(h)	13.07	0.05	1.83	1.88	–	–	–	–	14.95
Class R Shares
Year Ended October 31, 2015	14.83	0.06	(2.19)	(2.13)	(0.09)	(0.44)	(0.53)	–	12.17
Year Ended October 31, 2014	15.27	0.11	(0.38)	(0.27)	(0.17)	–	(0.17)	–	14.83
Year Ended October 31, 2013	14.98	0.14	0.35	0.49	(0.20)	–	(0.20)	–	15.27
Period Ended October 31, 2012(h)	13.07	0.08	1.83	1.91	–	–	–	–	14.98
Institutional Service Class Shares
Year Ended October 31, 2015	14.89	0.18	(2.25)	(2.07)	(0.16)	(0.44)	(0.60)	–	12.22
Year Ended October 31, 2014	15.30	0.13	(0.33)	(0.20)	(0.21)	–	(0.21)	–	14.89
Year Ended October 31, 2013	14.99	0.19	0.35	0.54	(0.23)	–	(0.23)	–	15.30
Year Ended October 31, 2012	13.68	0.18	1.40	1.58	(0.15)	(0.12)	(0.27)	–	14.99
Year Ended October 31, 2011	14.29	0.22	(0.70)	(0.48)	(0.13)	–	(0.13)	–	13.68
Institutional Class Shares
Year Ended October 31, 2015	14.90	0.16	(2.20)	(2.04)	(0.18)	(0.44)	(0.62)	–	12.24
Year Ended October 31, 2014	15.31	0.20	(0.35)	(0.15)	(0.26)	–	(0.26)	–	14.90
Year Ended October 31, 2013	15.02	0.22	0.36	0.58	(0.29)	–	(0.29)	–	15.31
Year Ended October 31, 2012	13.70	0.22	1.40	1.62	(0.18)	(0.12)	(0.30)	–	15.02
Year Ended October 31, 2011	14.28	0.26	(0.71)	(0.45)	(0.13)	–	(0.13)	–	13.70

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)		Portfolio Turnover (f)

(14.28%)		$192,039	1.44%	0.81%	1.47	%(g)	11.58%
(1.37%)		341,483	1.41%	1.05%	1.43%		5.00%
3.50%		417,896	1.43%	1.13%	1.43%		2.79%
14.77%		274,047	1.40%	1.46%	1.40%		1.14%

(14.80%)		30,850	2.10%	0.17%	2.13	%(g)	11.58%
(2.04%)		45,077	2.10%	0.36%	2.12%		5.00%
2.85%		49,826	2.10%	0.60%	2.10%		2.79%
14.38%		19,328	2.09%	0.77%	2.09%		1.14%

(14.59%)		33,881	1.83%	0.46%	1.86	%(g)	11.58%
(1.76%)		31,720	1.79%	0.76%	1.81%		5.00%
3.26%		22,968	1.74%	0.90%	1.74%		2.79%
14.61%		8,811	1.64%	1.19%	1.64%		1.14%

(14.20%)		409,406	1.32%	1.35%	1.35	%(g)	11.58%
(1.29%)		234,846	1.34%	0.90%	1.36%		5.00%
3.61%		443,469	1.35%	1.22%	1.35%		2.79%
11.94%		298,472	1.29%	1.31%	1.29%		1.14%
(3.41%)		248,725	1.21%	1.55%	1.29%		1.51%

(13.98	%)(i)	6,963,195	1.10%	1.15%	1.13	%(g)	11.58%
(1.01%)		9,389,216	1.10%	1.35%	1.12%		5.00%
3.86%		11,114,896	1.10%	1.43%	1.10%		2.79%
12.25%		7,651,960	1.05%	1.59%	1.05%		1.14%
(3.14%)		4,562,269	0.95%	1.87%	1.03%		1.51%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	For the period from May 21, 2012 (commencement of operations) through October 31, 2012.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2015 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$12.26	$(0.13)	$0.26	$0.13	$(2.09)	$(2.09)	$–	$10.30
Year Ended October 31, 2014	12.12	(0.13)	0.48	0.35	(0.21)	(0.21)	–	12.26
Year Ended October 31, 2013	11.29	(0.14)	1.10	0.96	(0.13)	(0.13)	–	12.12
Year Ended October 31, 2012	11.17	(0.19)	0.42	0.23	(0.11)	(0.11)	–	11.29
Year Ended October 31, 2011	11.35	(0.20)	0.02	(0.18)	–	–	–	11.17
Class C Shares
Year Ended October 31, 2015	8.43	(0.13)	0.17	0.04	(2.09)	(2.09)	–	6.38
Year Ended October 31, 2014	8.45	(0.15)	0.34	0.19	(0.21)	(0.21)	–	8.43
Year Ended October 31, 2013	7.96	(0.15)	0.77	0.62	(0.13)	(0.13)	–	8.45
Year Ended October 31, 2012	7.97	(0.19)	0.29	0.10	(0.11)	(0.11)	–	7.96
Year Ended October 31, 2011	8.16	(0.20)	0.01	(0.19)	–	–	–	7.97
Class R Shares
Year Ended October 31, 2015	11.77	(0.16)	0.24	0.08	(2.09)	(2.09)	–	9.76
Year Ended October 31, 2014	11.69	(0.18)	0.47	0.29	(0.21)	(0.21)	–	11.77
Year Ended October 31, 2013	10.94	(0.18)	1.06	0.88	(0.13)	(0.13)	–	11.69
Year Ended October 31, 2012	10.88	(0.23)	0.40	0.17	(0.11)	(0.11)	–	10.94
Year Ended October 31, 2011	11.08	(0.23)	0.03	(0.20)	–	–	–	10.88
Institutional Service Class Shares
Year Ended October 31, 2015	12.44	(0.12)	0.25	0.13	(2.09)	(2.09)	–	10.48
Year Ended October 31, 2014	12.28	(0.12)	0.49	0.37	(0.21)	(0.21)	–	12.44
Year Ended October 31, 2013	11.43	(0.12)	1.10	0.98	(0.13)	(0.13)	–	12.28
Year Ended October 31, 2012	11.30	(0.18)	0.42	0.24	(0.11)	(0.11)	–	11.43
Year Ended October 31, 2011	11.47	(0.21)	0.04	(0.17)	–	–	–	11.30
Institutional Class Shares
Year Ended October 31, 2015	12.56	(0.10)	0.27	0.17	(2.09)	(2.09)	–	10.64
Year Ended October 31, 2014	12.37	(0.10)	0.50	0.40	(0.21)	(0.21)	–	12.56
Year Ended October 31, 2013	11.48	(0.10)	1.12	1.02	(0.13)	(0.13)	–	12.37
Year Ended October 31, 2012	11.33	(0.16)	0.42	0.26	(0.11)	(0.11)	–	11.48
Year Ended October 31, 2011	11.48	(0.17)	0.02	(0.15)	–	–	–	11.33

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Equity Long-Short Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)		Dividend Expense (e)		Portfolio Turnover (f)

1.18%	$16,869	2.93%	(1.21%)	3.12	%(g)	1.36	%(h)	14.04%
2.90%	30,368	2.64%	(1.09%)	2.79%		1.08	%(h)	31.13%
8.54%	62,819	2.62%	(1.15%)	2.72%		1.04	%(h)	41.95%
2.10%	70,070	2.79%	(1.70%)	2.79%		1.10	%(h)	47.63%
(1.58%)	93,352	2.32%	(1.75%)	2.40%		0.63%		62.65%

0.51%	7,480	3.61%	(1.90%)	3.80	%(g)	1.35	%(h)	14.04%
2.26%	10,162	3.36%	(1.81%)	3.51%		1.11	%(h)	31.13%
7.83%	12,104	3.32%	(1.85%)	3.42%		1.05	%(h)	41.95%
1.31%	13,681	3.46%	(2.36%)	3.46%		1.10	%(h)	47.63%
(2.33%)	17,345	3.04%	(2.47%)	3.13%		0.62%		62.65%

0.74%	3,202	3.35%	(1.65%)	3.54	%(g)	1.34	%(h)	14.04%
2.49%	3,437	3.12%	(1.56%)	3.27%		1.12	%(h)	31.13%
8.07%	2,759	3.01%	(1.55%)	3.12%		1.01	%(h)	41.95%
1.60%	2,118	3.22%	(2.12%)	3.22%		1.11	%(h)	47.63%
(1.81%)	2,245	2.61%	(2.07%)	2.68%		0.67%		62.65%

1.16%	789	2.86%	(1.13%)	3.05	%(g)	1.35	%(h)	14.04%
3.03%	1,871	2.59%	(1.02%)	2.75%		1.09	%(h)	31.13%
8.61%	3,551	2.47%	(1.00%)	2.59%		0.99	%(h)	41.95%
2.17%	1,992	2.72%	(1.60%)	2.72%		1.11	%(h)	47.63%
(1.48%)	8,380	2.37%	(1.90%)	2.40%		0.77%		62.65%

1.52%	92,887	2.61%	(0.89%)	2.80	%(g)	1.36	%(h)	14.04%
3.26%	303,638	2.33%	(0.78%)	2.49%		1.08	%(h)	31.13%
8.92%	581,327	2.29%	(0.82%)	2.40%		1.03	%(h)	41.95%
2.34%	480,181	2.48%	(1.37%)	2.48%		1.11	%(h)	47.63%
(1.31%)	382,920	2.06%	(1.50%)	2.14%		0.64%		62.65%

(e)	Indicates the dividend expense charged for the period to average net assets.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Dividend expense ratio includes broker related expenses for securities sold short.

2015 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen European Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$10.22	$0.20	$(0.60)	$(0.40)	$(0.16)	$(0.11)	$(0.27)	$–	$9.55
Year Ended October 31, 2014	10.87	0.19	(0.58)	(0.39)	(0.24)	(0.02)	(0.26)	–	10.22
Period Ended October 31, 2013(h)	10.00	0.08	0.91	0.99	(0.12)	–	(0.12)	–	10.87
Class C Shares
Year Ended October 31, 2015	10.19	0.09	(0.56)	(0.47)	(0.11)	(0.11)	(0.22)	–	9.50
Year Ended October 31, 2014	10.85	0.09	(0.57)	(0.48)	(0.16)	(0.02)	(0.18)	–	10.19
Period Ended October 31, 2013(h)	10.00	0.08	0.87	0.95	(0.10)	–	(0.10)	–	10.85
Class R Shares
Year Ended October 31, 2015	10.23	0.14	(0.56)	(0.42)	(0.15)	(0.11)	(0.26)	–	9.55
Year Ended October 31, 2014	10.87	0.16	(0.58)	(0.42)	(0.20)	(0.02)	(0.22)	–	10.23
Period Ended October 31, 2013(h)	10.00	0.12	0.86	0.98	(0.11)	–	(0.11)	–	10.87
Institutional Service Class Shares
Year Ended October 31, 2015	10.24	0.19	(0.55)	(0.36)	(0.19)	(0.11)	(0.30)	–	9.58
Year Ended October 31, 2014	10.88	0.22	(0.58)	(0.36)	(0.26)	(0.02)	(0.28)	–	10.24
Period Ended October 31, 2013(h)	10.00	0.15	0.86	1.01	(0.13)	–	(0.13)	–	10.88
Institutional Class Shares
Year Ended October 31, 2015	10.24	0.21	(0.59)	(0.38)	(0.19)	(0.11)	(0.30)	–	9.56
Year Ended October 31, 2014	10.88	0.21	(0.57)	(0.36)	(0.26)	(0.02)	(0.28)	–	10.24
Period Ended October 31, 2013(h)	10.00	0.15	0.86	1.01	(0.13)	–	(0.13)	–	10.88

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen European Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)		Portfolio Turnover (c)(f)

(4.01%)		$139	1.35%	1.96%	3.70	%(g)	14.17%
(3.80%)		387	1.35%	1.74%	3.43%		7.75%
10.00%		63	1.35%	1.28%	4.69%		3.35	%(c)

(4.65%)		10	2.10%	0.86%	4.45	%(g)	14.17%
(4.56	%)(i)	10	2.10%	0.84%	4.18%		7.75%
9.61	%(i)	11	2.10%	1.29%	5.43%		3.35	%(c)

(4.22%)		10	1.60%	1.37%	3.95	%(g)	14.17%
(4.06	%)(i)	11	1.60%	1.44%	3.68%		7.75%
9.94	%(i)	11	1.60%	1.92%	4.94%		3.35	%(c)

(3.65%)		10	1.10%	1.87%	3.45	%(g)	14.17%
(3.54%)		11	1.10%	1.94%	3.18%		7.75%
10.16%		11	1.10%	2.42%	4.44%		3.35	%(c)

(3.85%)		1,233	1.10%	2.05%	3.45	%(g)	14.17%
(3.53%)		5,730	1.10%	1.94%	3.18%		7.75%
10.16%		5,926	1.10%	2.38%	4.44%		3.35	%(c)

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2015 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$13.83	$0.17	$(1.66)	$(1.49)	$(0.19)	$(0.19)	$–	$12.15
Year Ended October 31, 2014	13.83	0.45	0.01	0.46	(0.46)	(0.46)	–	13.83
Year Ended October 31, 2013	12.01	0.18	1.80	1.98	(0.16)	(0.16)	–	13.83
Year Ended October 31, 2012	11.14	0.20	0.88	1.08	(0.21)	(0.21)	–	12.01
Year Ended October 31, 2011	11.00	0.22	0.13	0.35	(0.21)	(0.21)	–	11.14
Class C Shares
Year Ended October 31, 2015	13.13	0.06	(1.55)	(1.49)	(0.12)	(0.12)	–	11.52
Year Ended October 31, 2014	13.15	0.33	0.03	0.36	(0.38)	(0.38)	–	13.13
Year Ended October 31, 2013	11.44	0.12	1.68	1.80	(0.09)	(0.09)	–	13.15
Year Ended October 31, 2012	10.63	0.14	0.82	0.96	(0.15)	(0.15)	–	11.44
Year Ended October 31, 2011	10.50	0.13	0.13	0.26	(0.13)	(0.13)	–	10.63
Class R Shares
Year Ended October 31, 2015	13.34	0.12	(1.59)	(1.47)	(0.16)	(0.16)	–	11.71
Year Ended October 31, 2014	13.36	0.40	– (h)	0.40	(0.42)	(0.42)	–	13.34
Year Ended October 31, 2013	11.61	0.16	1.73	1.89	(0.14)	(0.14)	–	13.36
Year Ended October 31, 2012	10.78	0.19	0.83	1.02	(0.19)	(0.19)	–	11.61
Year Ended October 31, 2011	10.65	0.18	0.13	0.31	(0.18)	(0.18)	–	10.78
Institutional Service Class Shares
Year Ended October 31, 2015	13.86	0.31	(1.78)	(1.47)	(0.09)	(0.09)	–	12.30
Year Ended October 31, 2014	13.88	0.44	0.05	0.49	(0.51)	(0.51)	–	13.86
Year Ended October 31, 2013	12.01	0.23	1.85	2.08	(0.21)	(0.21)	–	13.88
Period Ended October 31, 2012(j)(k)	10.56	0.23	1.41	1.64	(0.19)	(0.19)	–	12.01
Institutional Class Shares
Year Ended October 31, 2015	13.84	0.14	(1.59)	(1.45)	(0.23)	(0.23)	–	12.16
Year Ended October 31, 2014	13.84	0.47	0.04	0.51	(0.51)	(0.51)	–	13.84
Year Ended October 31, 2013	12.02	0.25	1.78	2.03	(0.21)	(0.21)	–	13.84
Year Ended October 31, 2012	11.15	0.23	0.89	1.12	(0.25)	(0.25)	–	12.02
Year Ended October 31, 2011	11.01	0.26	0.12	0.38	(0.24)	(0.24)	–	11.15

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)		Portfolio Turnover (f)

(10.85%)		$58,730	1.55%	1.33%	1.61	%(g)	31.45%
3.37%		73,230	1.56%	3.22%	1.56%		24.09%
16.59%		83,800	1.57%	1.42%	1.57%		12.87%
9.86%		76,894	1.49%	1.73%	1.68%		24.83%
3.12%		25,480	1.61%	1.89%	1.83%		25.44%

(11.43%)		1,729	2.20%	0.45%	2.26	%(g)	31.45%
2.78%		4,165	2.19%	2.50%	2.19%		24.09%
15.83%		5,278	2.19%	0.96%	2.19%		12.87%
9.11%		3,348	2.20%	1.28%	2.39%		24.83%
2.43%		2,437	2.32%	1.18%	2.54%		25.44%

(11.13%)		1,457	1.88%	0.96%	1.94	%(g)	31.45%
3.06%		1,986	1.85%	2.96%	1.85%		24.09%
16.35%		2,312	1.76%	1.26%	1.76%		12.87%
9.61%		2,265	1.71%	1.70%	1.90%		24.83%
2.85%		595	1.82%	1.59%	2.04%		25.44%

(10.60%)		1	1.26%	2.29%	1.33	%(g)	31.45%
3.62	%(i)	2	1.19%	3.12%	1.19%		24.09%
17.44	%(i)	1	1.19%	1.80%	1.20%		12.87%
15.65	%(i)	1	1.19%	2.28%	1.39%		24.83%

(10.55%)		30,678	1.19%	1.08%	1.25	%(g)	31.45%
3.77	%(i)	78,381	1.19%	3.36%	1.19%		24.09%
17.01	%(i)	67,843	1.19%	1.89%	1.19%		12.87%
10.16%		39,134	1.20%	1.95%	1.39%		24.83%
3.40%		10,491	1.32%	2.29%	1.54%		25.44%

(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Less than $0.005 per share.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(j)	For the period from December 19, 2011 (commencement of operations) through October 31, 2012.
(k)	There were no shareholders in the class for the period from April 23, 2009 through December 18, 2011. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class. See Note 6 for Financial Highlight information prior to year ended October 31, 2009.

2015 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Natural Resources Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$15.35	$0.23	$(3.73)	$(3.50)	$(0.33)	$(0.33)	$–	$11.52
Year Ended October 31, 2014	16.37	0.22	(0.98)	(0.76)	(0.26)	(0.26)	–	15.35
Year Ended October 31, 2013	16.30	0.16	0.04	0.20	(0.13)	(0.13)	–	16.37
Year Ended October 31, 2012	16.23	0.17	0.07	0.24	(0.17)	(0.17)	–	16.30
Year Ended October 31, 2011	16.60	0.17	(0.41)	(0.24)	(0.13)	(0.13)	–	16.23
Class C Shares
Year Ended October 31, 2015	14.59	0.13	(3.54)	(3.41)	(0.24)	(0.24)	–	10.94
Year Ended October 31, 2014	15.56	0.10	(0.93)	(0.83)	(0.14)	(0.14)	–	14.59
Year Ended October 31, 2013	15.52	0.05	0.04	0.09	(0.05)	(0.05)	–	15.56
Year Ended October 31, 2012	15.50	0.05	0.08	0.13	(0.11)	(0.11)	–	15.52
Year Ended October 31, 2011	15.86	0.04	(0.38)	(0.34)	(0.02)	(0.02)	–	15.50
Class R Shares
Year Ended October 31, 2015	15.11	0.20	(3.68)	(3.48)	(0.30)	(0.30)	–	11.33
Year Ended October 31, 2014	16.11	0.18	(0.96)	(0.78)	(0.22)	(0.22)	–	15.11
Year Ended October 31, 2013	16.05	0.13	0.04	0.17	(0.11)	(0.11)	–	16.11
Year Ended October 31, 2012	15.99	0.14	0.07	0.21	(0.15)	(0.15)	–	16.05
Year Ended October 31, 2011	16.36	0.13	(0.40)	(0.27)	(0.10)	(0.10)	–	15.99
Institutional Service Class Shares
Year Ended October 31, 2015	15.55	0.29	(3.78)	(3.49)	(0.38)	(0.38)	–	11.68
Year Ended October 31, 2014	16.60	0.28	(1.01)	(0.73)	(0.32)	(0.32)	–	15.55
Year Ended October 31, 2013	16.51	0.21	0.06	0.27	(0.18)	(0.18)	–	16.60
Year Ended October 31, 2012	16.43	0.22	0.08	0.30	(0.22)	(0.22)	–	16.51
Year Ended October 31, 2011	16.81	0.19	(0.38)	(0.19)	(0.19)	(0.19)	–	16.43
Institutional Class Shares
Year Ended October 31, 2015	15.56	0.23	(3.72)	(3.49)	(0.38)	(0.38)	–	11.69
Year Ended October 31, 2014	16.61	0.26	(0.99)	(0.73)	(0.32)	(0.32)	–	15.56
Year Ended October 31, 2013	16.54	0.18	0.07	0.25	(0.18)	(0.18)	–	16.61
Year Ended October 31, 2012	16.47	0.21	0.08	0.29	(0.22)	(0.22)	–	16.54
Year Ended October 31, 2011	16.85	0.23	(0.42)	(0.19)	(0.19)	(0.19)	–	16.47

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Natural Resources Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (c)		Portfolio Turnover (d)

(23.00%)	$8,838	1.35	%(f)	1.72	%(f)	2.12	%(e)	31.83%
(4.75%)	15,053	1.48%		1.30%		1.84%		2.02%
1.28%	21,396	1.49%		1.00%		1.64%		12.50%
1.54%	28,898	1.48%		1.06%		1.51%		7.98%
(1.45%)	34,936	1.45%		0.96%		1.49%		6.30%

(23.54%)	1,639	2.03	%(f)	1.05	%(f)	2.80	%(e)	31.83%
(5.39%)	2,793	2.16%		0.62%		2.52%		2.02%
0.58%	4,345	2.16%		0.32%		2.31%		12.50%
0.86%	5,786	2.16%		0.35%		2.19%		7.98%
(2.17%)	8,353	2.13%		0.24%		2.16%		6.30%

(23.22%)	2,473	1.60	%(f)	1.52	%(f)	2.37	%(e)	31.83%
(4.94%)	3,134	1.70%		1.09%		2.06%		2.02%
1.06%	3,942	1.70%		0.80%		1.85%		12.50%
1.34%	5,279	1.69%		0.90%		1.72%		7.98%
(1.69%)	5,677	1.67%		0.73%		1.71%		6.30%

(22.68%)	312	1.03	%(f)	2.11	%(f)	1.80	%(e)	31.83%
(4.52%)	672	1.16%		1.66%		1.53%		2.02%
1.67%	816	1.16%		1.31%		1.31%		12.50%
1.90%	1,156	1.17%		1.33%		1.20%		7.98%
(1.18%)	1,564	1.12%		1.09%		1.16%		6.30%

(22.67%)	5,708	1.03	%(f)	1.79	%(f)	1.80	%(e)	31.83%
(4.52%)	1,524	1.16%		1.54%		1.52%		2.02%
1.55%	2,206	1.16%		1.10%		1.31%		12.50%
1.85%	6,781	1.16%		1.31%		1.19%		7.98%
(1.17%)	9,968	1.12%		1.32%		1.16%		6.30%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Includes 0.13% reimbursement from Aberdeen relating to certain Transfer Agent expenses paid by the Fund that are not attributable to the Fund.

2015 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$29.64	$0.48	$(1.17)	$(0.69)	$(0.52)	$(1.56)	$(2.08)	$–	$26.87
Year Ended October 31, 2014	28.71	0.19	1.32	1.51	(0.27)	(0.31)	(0.58)	–	29.64
Year Ended October 31, 2013	25.95	0.17	2.65	2.82	(0.07)	–	(0.07)	0.01	28.71
Year Ended October 31, 2012	21.68	0.14	4.48	4.62	(0.35)	–	(0.35)	–	25.95
Year Ended October 31, 2011	21.67	0.31	(0.14)	0.17	(0.16)	–	(0.16)	–	21.68
Class C Shares
Year Ended October 31, 2015	27.81	0.27	(1.11)	(0.84)	(0.37)	(1.56)	(1.93)	–	25.04
Year Ended October 31, 2014	26.97	(0.01)	1.24	1.23	(0.08)	(0.31)	(0.39)	–	27.81
Year Ended October 31, 2013	24.50	0.02	2.46	2.48	(0.02)	–	(0.02)	0.01	26.97
Year Ended October 31, 2012	20.46	(0.04)	4.27	4.23	(0.19)	–	(0.19)	–	24.50
Year Ended October 31, 2011	20.47	0.17	(0.16)	0.01	(0.02)	–	(0.02)	–	20.46
Class R Shares
Year Ended October 31, 2015	28.57	0.37	(1.13)	(0.76)	(0.44)	(1.56)	(2.00)	–	25.81
Year Ended October 31, 2014	27.68	0.09	1.30	1.39	(0.19)	(0.31)	(0.50)	–	28.57
Year Ended October 31, 2013	25.06	0.15	2.51	2.66	(0.05)	–	(0.05)	0.01	27.68
Year Ended October 31, 2012	20.95	0.06	4.34	4.40	(0.29)	–	(0.29)	–	25.06
Year Ended October 31, 2011	20.98	0.24	(0.13)	0.11	(0.14)	–	(0.14)	–	20.95
Institutional Service Class Shares
Year Ended October 31, 2015	29.64	0.48	(1.17)	(0.69)	(0.52)	(1.56)	(2.08)	–	26.87
Year Ended October 31, 2014	28.72	0.23	1.31	1.54	(0.31)	(0.31)	(0.62)	–	29.64
Year Ended October 31, 2013	25.95	0.31	2.56	2.87	(0.11)	–	(0.11)	0.01	28.72
Year Ended October 31, 2012	21.74	0.16	4.47	4.63	(0.42)	–	(0.42)	–	25.95
Year Ended October 31, 2011	21.60	0.24	0.11	0.35	(0.21)	–	(0.21)	–	21.74
Institutional Class Shares
Year Ended October 31, 2015	29.66	0.36	(0.99)	(0.63)	(0.60)	(1.56)	(2.16)	–	26.87
Year Ended October 31, 2014	28.74	0.29	1.32	1.61	(0.38)	(0.31)	(0.69)	–	29.66
Year Ended October 31, 2013	25.98	0.25	2.66	2.91	(0.16)	–	(0.16)	0.01	28.74
Year Ended October 31, 2012	21.72	0.20	4.48	4.68	(0.42)	–	(0.42)	–	25.98
Year Ended October 31, 2011	21.69	0.38	(0.14)	0.24	(0.21)	–	(0.21)	–	21.72

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Small Cap Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (c)		Portfolio Turnover (d)

(2.39	%)(e)	$53,726	1.61	%(f)	1.70%	1.84	%(f)	12.11%
5.32%		64,189	1.60%		0.65%	1.73%		12.93%
10.91%		80,191	1.61%		0.63%	1.76%		34.85%
21.77%		60,672	1.59%		0.62%	2.04%		22.21%
0.76%		50,797	1.56%		1.38%	2.04%		21.77%

(3.10%)		1,404	2.30	%(f)	1.03%	2.53	%(f)	12.11%
4.60%		1,646	2.30%		(0.03%)	2.43%		12.93%
10.17%		2,208	2.30%		0.08%	2.45%		34.85%
20.92%		521	2.30%		(0.17%)	2.75%		22.21%
0.04%		240	2.30%		0.79%	2.74%		21.77%

(2.74	%)(e)	623	1.91	%(f)	1.38%	2.14	%(f)	12.11%
5.07%		866	1.86%		0.32%	1.99%		12.93%
10.67%		1,749	1.82%		0.55%	1.97%		34.85%
21.44%		499	1.86%		0.25%	2.31%		22.21%
0.53%		184	1.85%		1.09%	2.34%		21.77%

(2.38%)		1,359	1.55	%(f)	1.71%	1.78	%(f)	12.11%
5.41%		2,201	1.54%		0.78%	1.67%		12.93%
11.11%		1,803	1.47%		1.10%	1.62%		34.85%
21.88%		45	1.54%		0.69%	1.99%		22.21%
0.98%		34	1.30%		1.11%	1.80%		21.77%

(2.16%)		48,927	1.30	%(f)	1.27%	1.53	%(f)	12.11%
5.67%		189,864	1.30%		0.99%	1.43%		12.93%
11.29%		212,642	1.30%		0.91%	1.45%		34.85%
22.13%		24,276	1.30%		0.87%	1.75%		22.21%
1.03%		3,210	1.30%		1.70%	1.74%		21.77%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(f)	Includes interest expense that amounts to less than 0.01%.

2015 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$14.85	$0.23	$(2.29)	$(2.06)	$(0.27)	$(0.27)	$–	$12.52
Year Ended October 31, 2014	15.34	0.50	(0.42)	0.08	(0.57)	(0.57)	–	14.85
Year Ended October 31, 2013	13.57	0.26	1.73	1.99	(0.22)	(0.22)	–	15.34
Year Ended October 31, 2012	13.00	0.31	0.56	0.87	(0.30)	(0.30)	–	13.57
Year Ended October 31, 2011	13.02	0.30	(0.04)	0.26	(0.28)	(0.28)	–	13.00
Class C Shares
Year Ended October 31, 2015	14.01	0.13	(2.16)	(2.03)	(0.19)	(0.19)	–	11.79
Year Ended October 31, 2014	14.51	0.39	(0.42)	(0.03)	(0.47)	(0.47)	–	14.01
Year Ended October 31, 2013	12.86	0.15	1.64	1.79	(0.14)	(0.14)	–	14.51
Year Ended October 31, 2012	12.35	0.20	0.54	0.74	(0.23)	(0.23)	–	12.86
Year Ended October 31, 2011	12.38	0.19	(0.03)	0.16	(0.19)	(0.19)	–	12.35
Class R Shares
Year Ended October 31, 2015	14.22	0.18	(2.20)	(2.02)	(0.23)	(0.23)	–	11.97
Year Ended October 31, 2014	14.71	0.46	(0.42)	0.04	(0.53)	(0.53)	–	14.22
Year Ended October 31, 2013	13.03	0.21	1.65	1.86	(0.18)	(0.18)	–	14.71
Year Ended October 31, 2012	12.49	0.27	0.55	0.82	(0.28)	(0.28)	–	13.03
Year Ended October 31, 2011	12.51	0.25	(0.01)	0.24	(0.26)	(0.26)	–	12.49
Institutional Service Class Shares
Year Ended October 31, 2015	15.16	0.27	(2.36)	(2.09)	(0.30)	(0.30)	–	12.77
Year Ended October 31, 2014	15.64	0.56	(0.44)	0.12	(0.60)	(0.60)	–	15.16
Year Ended October 31, 2013	13.84	0.28	1.77	2.05	(0.25)	(0.25)	–	15.64
Year Ended October 31, 2012	13.25	0.35	0.56	0.91	(0.32)	(0.32)	–	13.84
Year Ended October 31, 2011	13.26	0.33	(0.04)	0.29	(0.30)	(0.30)	–	13.25
Institutional Class Shares
Year Ended October 31, 2015	15.21	0.29	(2.36)	(2.07)	(0.32)	(0.32)	–	12.82
Year Ended October 31, 2014	15.70	0.58	(0.45)	0.13	(0.62)	(0.62)	–	15.21
Year Ended October 31, 2013	13.88	0.32	1.76	2.08	(0.26)	(0.26)	–	15.70
Year Ended October 31, 2012	13.29	0.41	0.51	0.92	(0.33)	(0.33)	–	13.88
Year Ended October 31, 2011	13.30	0.34	(0.03)	0.31	(0.32)	(0.32)	–	13.29

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen International Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets		Ratio of Net Investment Income to Average Net Assets		Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (c)		Portfolio Turnover (d)

(14.02%)	$91,902	1.32	%(f)	1.65	%(f)	1.35	%(e)	14.52%
0.49%	148,018	1.33%		3.30%		1.33%		10.08%
14.75%	222,275	1.33%		1.77%		1.33%		23.35%
6.84%	200,574	1.37%		2.37%		1.37%		15.29%
1.96%	158,454	1.57%		2.22%		1.57%		22.15%

(14.61%)	22,999	2.01	%(f)	0.97	%(f)	2.04	%(e)	14.52%
(0.24%)	35,696	2.03%		2.68%		2.03%		10.08%
14.02%	42,861	2.01%		1.08%		2.01%		23.35%
6.09%	35,754	2.05%		1.64%		2.05%		15.29%
1.29%	28,322	2.24%		1.48%		2.24%		22.15%

(14.32%)	14,095	1.62	%(f)	1.34	%(f)	1.65	%(e)	14.52%
0.26%	16,938	1.62%		3.13%		1.62%		10.08%
14.42%	17,303	1.59%		1.51%		1.59%		23.35%
6.67%	11,531	1.58%		2.10%		1.58%		15.29%
1.87%	10,395	1.75%		1.97%		1.75%		22.15%

(13.97%)	156,489	1.15	%(f)	1.89	%(f)	1.18	%(e)	14.52%
0.75%	185,166	1.16%		3.57%		1.16%		10.08%
14.91%	206,212	1.13%		1.92%		1.13%		23.35%
7.07%	191,580	1.17%		2.61%		1.17%		15.29%
2.19%	219,773	1.37%		2.38%		1.37%		22.15%

(13.80%)	332,542	1.01	%(f)	2.04	%(f)	1.04	%(e)	14.52%
0.81%	496,344	1.03%		3.73%		1.03%		10.08%
15.14%	558,986	1.01%		2.13%		1.01%		23.35%
7.18%	475,051	1.01%		3.02%		1.01%		15.29%
2.32%	14,491	1.24%		2.50%		1.24%		22.15%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	Includes 0.03% reimbursement from Aberdeen relating to certain Transfer Agent expenses paid by the Fund that are not attributable to the Fund.

2015 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Latin American Equity Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gains	Total Distributions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$7.93	$0.06	$(2.49)	$(2.43)	$(0.08)	$–	$(0.08)	$5.42
Year Ended October 31, 2014	9.18	0.12	(1.24)	(1.12)	(0.13)	–	(0.13)	7.93
Period Ended October 31, 2013(g)	10.00	0.05	(0.83)	(0.78)	(0.04)	–	(0.04)	9.18
Class C Shares
Year Ended October 31, 2015	7.91	0.03	(2.50)	(2.47)	(0.04)	–	(0.04)	5.40
Year Ended October 31, 2014	9.16	0.06	(1.23)	(1.17)	(0.08)	–	(0.08)	7.91
Period Ended October 31, 2013(g)	10.00	0.04	(0.86)	(0.82)	(0.02)	–	(0.02)	9.16
Class R Shares
Year Ended October 31, 2015	7.93	0.07	(2.51)	(2.44)	(0.08)	–	(0.08)	5.41
Year Ended October 31, 2014	9.18	0.11	(1.25)	(1.14)	(0.11)	–	(0.11)	7.93
Period Ended October 31, 2013(g)	10.00	0.06	(0.85)	(0.79)	(0.03)	–	(0.03)	9.18
Institutional Service Class Shares
Year Ended October 31, 2015	7.94	0.10	(2.51)	(2.41)	(0.10)	–	(0.10)	5.43
Year Ended October 31, 2014	9.19	0.15	(1.24)	(1.09)	(0.16)	–	(0.16)	7.94
Period Ended October 31, 2013(g)	10.00	0.09	(0.86)	(0.77)	(0.04)	–	(0.04)	9.19
Institutional Class Shares
Year Ended October 31, 2015	7.94	0.10	(2.51)	(2.41)	(0.10)	–	(0.10)	5.43
Year Ended October 31, 2014	9.19	0.15	(1.24)	(1.09)	(0.16)	–	(0.16)	7.94
Period Ended October 31, 2013(g)	10.00	0.09	(0.86)	(0.77)	(0.04)	–	(0.04)	9.19

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Latin American Equity Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)	Portfolio Turnover (c)(f)

(30.78%)		$18	1.63%	0.97%	5.27%	11.97%
(12.22%)		57	1.55%	1.47%	4.63%	3.79%
(7.82%)		28	1.55%	1.00%	6.20%	5.04%

(31.35%)		7	2.30%	0.42%	5.94%	11.97%
(12.83%)		25	2.31%	0.65%	5.38%	3.79%
(8.21%)		9	2.30%	0.67%	6.96%	5.04%

(31.01%)		6	1.80%	1.04%	5.44%	11.97%
(12.48	%)(h)	8	1.77%	1.26%	4.85%	3.79%
(7.90	%)(h)	9	1.80%	1.17%	6.45%	5.04%

(30.56%)		6	1.30%	1.54%	4.94%	11.97%
(11.99%)		8	1.29%	1.75%	4.36%	3.79%
(7.68%)		9	1.30%	1.67%	5.96%	5.04%

(30.56%)		2,818	1.30%	1.54%	4.94%	11.97%
(11.99%)		4,051	1.30%	1.73%	4.36%	3.79%
(7.68%)		4,589	1.30%	1.67%	5.96%	5.04%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from March 25, 2013 (commencement of operations) through October 31, 2013.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2015 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains on Investments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$23.90	$(0.08)	$2.80	$2.72	$–	$–	$–	$26.62
Year Ended October 31, 2014	21.86	0.01	2.03	2.04	–	–	–	23.90
Year Ended October 31, 2013	15.85	0.05	5.96	6.01	–	–	–	21.86
Year Ended October 31, 2012	14.06	(0.07)	1.86	1.79	–	–	–	15.85
Year Ended October 31, 2011	13.65	0.04	0.47	0.51	(0.10)	(0.10)	–	14.06
Class C Shares
Year Ended October 31, 2015	21.20	(0.23)	2.49	2.26	–	–	–	23.46
Year Ended October 31, 2014	19.53	(0.14)	1.81	1.67	–	–	–	21.20
Year Ended October 31, 2013	14.26	(0.07)	5.34	5.27	–	–	–	19.53
Year Ended October 31, 2012	12.73	(0.16)	1.69	1.53	–	–	–	14.26
Year Ended October 31, 2011	12.42	(0.05)	0.42	0.37	(0.06)	(0.06)	–	12.73
Class R Shares
Year Ended October 31, 2015	22.30	(0.14)	2.62	2.48	–	–	–	24.78
Year Ended October 31, 2014	20.44	(0.04)	1.90	1.86	–	–	–	22.30
Year Ended October 31, 2013	14.85	0.01	5.58	5.59	–	–	–	20.44
Year Ended October 31, 2012	13.21	(0.10)	1.74	1.64	–	–	–	14.85
Year Ended October 31, 2011	12.84	0.03	0.42	0.45	(0.08)	(0.08)	–	13.21
Institutional Service Class Shares
Year Ended October 31, 2015	24.96	(1.71)	4.65	2.94	–	–	–	27.90
Year Ended October 31, 2014	22.76	0.08	2.12	2.20	–	–	–	24.96
Year Ended October 31, 2013	16.47	0.09	6.20	6.29	–	–	–	22.76
Year Ended October 31, 2012	14.56	(0.02)	1.93	1.91	–	–	–	16.47
Year Ended October 31, 2011	14.10	0.06	0.51	0.57	(0.11)	(0.11)	–	14.56
Institutional Class Shares
Year Ended October 31, 2015	24.93	–	2.94	2.94	–	–	–	27.87
Year Ended October 31, 2014	22.73	0.07	2.13	2.20	–	–	–	24.93
Year Ended October 31, 2013	16.43	0.12	6.18	6.30	–	–	–	22.73
Year Ended October 31, 2012	14.53	(0.02)	1.92	1.90	–	–	–	16.43
Year Ended October 31, 2011	14.07	0.10	0.47	0.57	(0.11)	(0.11)	–	14.53

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Small Cap Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets	Ratio of Net Investment Income (Loss) to Average Net Assets	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (c)	Portfolio Turnover (d)

11.38%	$75,005	1.46%	(0.33%)	1.53%	29.43%
9.33%	72,790	1.47%	0.03%	1.59%	29.32%
37.92%	81,916	1.47%	0.25%	1.58%	39.71%
12.73%	70,189	1.47%	(0.46%)	1.55%	23.05%
3.65%	92,187	1.44%	0.28%	1.59%	41.48%

10.66%	35,665	2.15%	(1.02%)	2.22%	29.43%
8.55%	31,346	2.15%	(0.66%)	2.27%	29.32%
36.96%	32,664	2.15%	(0.42%)	2.26%	39.71%
12.02%	29,734	2.15%	(1.13%)	2.23%	23.05%
2.94%	35,391	2.11%	(0.33%)	2.26%	41.48%

11.12%	4,601	1.71%	(0.59%)	1.78%	29.43%
9.10%	1,152	1.70%	(0.19%)	1.82%	29.32%
37.64%	1,507	1.67%	0.08%	1.78%	39.71%
12.41%	2,195	1.73%	(0.68%)	1.81%	23.05%
3.45%	3,336	1.65%	0.18%	1.80%	41.48%

11.78%	9,101	1.18%	(6.38%)	1.25%	29.43%
9.67%	1,626	1.15%	0.33%	1.27%	29.32%
38.19%	1,694	1.15%	0.48%	1.26%	39.71%
13.12%	11,909	1.15%	(0.13%)	1.23%	23.05%
4.00%	15,100	1.12%	0.40%	1.26%	41.48%

11.79%	235,400	1.15%	0.02%	1.22%	29.43%
9.68%	27,404	1.15%	0.30%	1.27%	29.32%
38.34%	19,619	1.15%	0.61%	1.26%	39.71%
13.08%	26,346	1.15%	(0.10%)	1.23%	23.05%
4.01%	35,100	1.11%	0.67%	1.26%	41.48%

(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

2015 Annual Report

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Multi-Cap Equity Fund

		Investment Activities				Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Investments	Total from Investment Activities		Net Investment Income (a)	Net Realized Gains	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$13.40	$0.11	$(0.02)	$0.09		$(0.12)	$(0.85)	$(0.97)	$–	$12.52
Year Ended October 31, 2014	12.41	0.12	1.09	1.21		(0.13)	(0.09)	(0.22)	–	13.40
Year Ended October 31, 2013	9.97	0.11	2.43	2.54		(0.10)	–	(0.10)	–	12.41
Year Ended October 31, 2012	9.04	0.08	0.91	0.99		(0.06)	–	(0.06)	–	9.97
Year Ended October 31, 2011	8.64	(0.01)	0.41	0.40		–	–	–	–	9.04
Class C Shares
Year Ended October 31, 2015	12.29	0.02	(0.02)	–	(h)	(0.04)	(0.85)	(0.89)	–	11.40
Year Ended October 31, 2014	11.40	0.02	1.00	1.02		(0.04)	(0.09)	(0.13)	–	12.29
Year Ended October 31, 2013	9.18	0.02	2.23	2.25		(0.03)	–	(0.03)	–	11.40
Year Ended October 31, 2012	8.34	0.01	0.84	0.85		(0.01)	–	(0.01)	–	9.18
Year Ended October 31, 2011	8.02	(0.06)	0.38	0.32		–	–	–	–	8.34
Class R Shares
Year Ended October 31, 2015	12.85	0.08	(0.02)	0.06		(0.10)	(0.85)	(0.95)	–	11.96
Year Ended October 31, 2014	11.91	0.09	1.04	1.13		(0.10)	(0.09)	(0.19)	–	12.85
Year Ended October 31, 2013	9.58	0.08	2.32	2.40		(0.07)	–	(0.07)	–	11.91
Year Ended October 31, 2012	8.67	0.05	0.89	0.94		(0.03)	–	(0.03)	–	9.58
Year Ended October 31, 2011	8.31	(0.01)	0.37	0.36		–	–	–	–	8.67
Institutional Service Class Shares
Year Ended October 31, 2015	13.98	0.14	(0.03)	0.11		(0.15)	(0.85)	(1.00)	–	13.09
Year Ended October 31, 2014	12.93	0.15	1.14	1.29		(0.15)	(0.09)	(0.24)	–	13.98
Year Ended October 31, 2013	10.38	0.14	2.53	2.67		(0.12)	–	(0.12)	–	12.93
Year Ended October 31, 2012	9.40	0.11	0.95	1.06		(0.08)	–	(0.08)	–	10.38
Period Ended October 31, 2011(i)	8.61	–	0.79	0.79		–	–	–	–	9.40
Institutional Class Shares
Year Ended October 31, 2015	13.99	0.15	(0.03)	0.12		(0.16)	(0.85)	(1.01)	–	13.10
Year Ended October 31, 2014	12.94	0.16	1.15	1.31		(0.17)	(0.09)	(0.26)	–	13.99
Year Ended October 31, 2013	10.38	0.14	2.54	2.68		(0.12)	–	(0.12)	–	12.94
Year Ended October 31, 2012	9.40	0.11	0.95	1.06		(0.08)	–	(0.08)	–	10.38
Year Ended October 31, 2011	8.96	0.03	0.41	0.44		–	–	–	–	9.40

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.
(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen U.S. Multi-Cap Equity Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)(c)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/Waivers) to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/Waivers) to Average Net Assets (d)(e)		Portfolio Turnover (f)

0.50%	$247,549	1.17%	0.87%	1.25	%(g)	16.92%
9.87%	276,861	1.17%	0.92%	1.25%		20.60%
25.54%	282,602	1.15%	0.94%	1.23%		19.53%
11.03%	187,216	1.15%	0.85%	1.28%		27.95%
4.63%	196,095	1.41%	(0.07%)	1.70%		48.65%

(0.27%)	7,134	1.90%	0.15%	1.98	%(g)	16.92%
9.07%	8,469	1.90%	0.19%	1.98%		20.60%
24.60%	9,637	1.90%	0.20%	1.95%		19.53%
10.23%	7,899	1.90%	0.10%	2.00%		27.95%
3.99%	9,364	2.19%	(0.65%)	2.44%		48.65%

0.23%	458	1.40%	0.62%	1.48	%(g)	16.92%
9.62%	351	1.40%	0.69%	1.48%		20.60%
25.16%	405	1.40%	0.73%	1.45%		19.53%
10.91%	416	1.40%	0.56%	1.50%		27.95%
4.33%	865	1.70%	(0.15%)	1.95%		48.65%

0.59%	109,288	0.99%	1.06%	1.07	%(g)	16.92%
10.13%	128,283	0.96%	1.12%	1.07%		20.60%
25.84%	128,368	0.90%	1.21%	1.05%		19.53%
11.37%	115,150	0.90%	1.10%	1.11%		27.95%
9.18%	123,074	0.90%	0.00%	1.13%		48.65%

0.68%	7,059	0.90%	1.13%	0.98	%(g)	16.92%
10.23%	3,437	0.90%	1.18%	0.98%		20.60%
26.00%	3,867	0.90%	1.21%	0.95%		19.53%
11.37%	2,584	0.90%	1.13%	1.00%		27.95%
4.91%	3,330	1.19%	0.35%	1.44%		48.65%

(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	Less than $0.005 per share.
(i)	For the period from October 7, 2011 (commencement of operations) through October 31, 2011.

2015 Annual Report

Notes to Financial Statements

October 31, 2015

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2015, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2015, the Trust operated twenty-four (24) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the thirteen (13) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia-Pacific (ex-Japan) Equity Fund (“Asia-Pacific (ex-Japan) Equity Fund”)
–	Aberdeen Asia-Pacific Smaller Companies Fund (“Asia-Pacific Smaller Companies Fund”)
–	Aberdeen China Opportunities Fund (“China Opportunities Fund”)
–	Aberdeen Emerging Markets Fund (“Emerging Markets Fund”)
–	Aberdeen Equity Long-Short Fund (“Equity Long-Short Fund”)
–	Aberdeen European Equity Fund (“European Equity Fund”)
–	Aberdeen Global Equity Fund (“Global Equity Fund”)*
–	Aberdeen Global Natural Resources Fund (“Global Natural Resources Fund”)
–	Aberdeen Global Small Cap Fund (“Global Small Cap Fund”)
–	Aberdeen International Equity Fund (“International Equity Fund”)
–	Aberdeen Latin American Equity Fund (“Latin American Equity Fund”)
–	Aberdeen Small Cap Fund (“Small Cap Fund”)
–	Aberdeen U.S. Multi-Cap Equity Fund (“U.S. Multi-Cap Equity Fund”, formerly the “Aberdeen U.S. Equity Fund”)

*	On February 25, 2015, the Global Equity Fund acquired the assets and assumed the liabilities of the Aberdeen Global Select Opportunities Fund Inc. (the “Global Select Opportunities Fund”). The Global Equity Fund is considered the accounting survivor of the reorganization.

In connection with the reorganization, the Global Select Opportunities Fund’s Class A and Institutional Class shares were exchanged for Class A and Institutional Class shares of the Global Equity Fund, respectively.

The following is a summary of the net assets reorganized and net asset value per share issued as of February 25, 2015.

	Shares Issued of the Global Equity Fund	Fund Net Assets Reorganized from the Global Select Opportunities Fund	Net Asset Value Per Shares Issued of the Global Equity Fund
Class A	364,123	$4,987,280	$13.70
Class C	–	–	–
Class R	–	–	–
Institutional Service Class	–	–	–
Institutional Class	86,882	1,191,495	13.71

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Trust’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Annual Report 2015

Notes to Financial Statements (continued)

October 31, 2015

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

Foreign equity securities that are traded on foreign exchanges that close prior to the Valuation Time are valued by applying valuation factors to the last sale price or the mean price as noted above. Valuation factors are provided by an independent pricing service provider approved by the Board. These valuation factors are used when pricing a Fund’s portfolio holdings to estimate market movements between the time foreign markets close and the time a Fund values such foreign securities. These valuation factors are based on inputs such as depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security. When prices with the application of valuation factors are utilized, the value assigned to the foreign securities may not be the same as quoted or published prices of the securities on their primary markets. A security that applies a valuation factor is determined to be a Level 2 investment because the exchange-traded price has been adjusted. Valuation factors are not utilized if the independent pricing service provider is unable to provide a valuation factor or if the valuation factor falls below a predetermined threshold; in such case, the security is determined to be a Level 1 investment.

Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at last bid if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by a pricing committee (“Pricing Committee”), taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Trust’s Board of Trustees (the “Board”). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for similar assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The three-level hierarchy of inputs is summarized below:

•	Level 1-quoted prices in active markets for identical investments;
•	Level 2-other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3-significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Foreign equities utilizing a fair value factor	Depositary receipts, indices, futures, sector indices/ETFs, exchange rates, and local exchange opening and closing prices of each security.

2015 Annual Report

Notes to Financial Statements (continued)

October 31, 2015

The following is a summary of the inputs used as of October 31, 2015 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Asia-Pacific (ex-Japan) Equity Fund
Investments in Securities
Common Stocks	2,664,585	246,005,814	–	248,670,399
Preferred Stocks	–	15,825,954	–	15,825,954
Repurchase Agreement	–	5,380,000	–	5,380,000

	2,664,585	267,211,768	–	269,876,353

Asia-Pacific Smaller Companies Fund
Investments in Securities
Common Stocks	2,155,488	5,684,236	–	7,839,724
Warrants	4,445	–	–	4,445

	2,159,933	5,684,236	–	7,844,169

China Opportunities Fund
Investments in Securities
Common Stocks	1,267,508	14,659,303	–	15,926,811

	1,267,508	14,659,303	–	15,926,811

Emerging Markets Fund
Investments in Securities
Common Stocks	1,635,254,552	5,384,642,000	–	7,019,896,552
Preferred Stocks	167,542,362	443,860,998	–	611,403,360

	1,802,796,914	5,828,502,998	–	7,631,299,912

Equity Long-Short Fund
Investments in Securities
Common Stocks–Long Positions	101,952,283	–	–	101,952,283
Repurchase Agreement	–	17,039,000	–	17,039,000
Common Stocks–Short Positions	(43,568,795)	–	–	(43,568,795)
Exchange Traded Funds–Short Positions	(4,890,471)	–	–	(4,890,471)

	53,493,017	17,039,000	–	70,532,017

European Equity Fund
Investments in Securities
Common Stocks	–	1,349,762	–	1,349,762
Preferred Stocks	620	–	–	620

	620	1,349,762	–	1,350,382

Annual Report 2015

Notes to Financial Statements (continued)

October 31, 2015

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Global Equity Fund
Investments in Securities
Common Stocks	40,968,539	41,967,856	–	82,936,395
Preferred Stocks	5,522,713	1,453,276	–	6,975,989
Repurchase Agreement	–	3,220,000	–	3,220,000

	46,491,252	46,641,132	–	93,132,384

Global Natural Resources Fund
Investments in Securities
Common Stocks	9,932,124	8,157,582	–	18,089,706
Preferred Stocks	441,864	–	–	441,864
Repurchase Agreement	–	411,000	–	411,000

	10,373,988	8,568,582	–	18,942,570

Global Small Cap Fund
Investments in Securities
Common Stocks	36,828,977	63,356,879	–	100,185,856
Preferred Stocks	3,924,923	–	–	3,924,923

	40,753,900	63,356,879	–	104,110,779

International Equity Fund
Investments in Securities
Common Stocks	70,116,481	467,503,839	–	537,620,320
Preferred Stocks	47,096,733	9,196,851	–	56,293,584

	117,213,214	476,700,690	–	593,913,904

Latin American Equity Fund
Investments in Securities
Common Stocks	2,767,815	–	–	2,767,815
Preferred Stocks	24,324	–	–	24,324

	2,792,139	–	–	2,792,139

Small Cap Fund
Investments in Securities
Common Stocks	351,801,256	–	–	351,801,256
Repurchase Agreement	–	16,598,000	–	16,598,000

	351,801,256	16,598,000	–	368,399,256

U.S. Multi-Cap Equity Fund
Investments in Securities
Common Stocks	366,808,849	–	–	366,808,849
Repurchase Agreement	–	10,031,000	–	10,031,000

	366,808,849	10,031,000	–	376,839,849

2015 Annual Report

Notes to Financial Statements (continued)

October 31, 2015

For movements between the Levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. As described above, certain foreign securities are valued utilizing valuation factors provided by an independent pricing service to reflect any significant market movements between the time foreign markets close and the time the Fund values such foreign securities. The utilization of valuation factors may result in transfers between Level 1 and Level 2. During the year ended October 31, 2015, several Funds had transfers between Level 1 and Level 2 because there was a valuation factor applied at October 31, 2015 that had not been applied at a prior period end or a valuation factor applied at a prior period end not that was applied at October 31, 2015. For the year ended October 31, 2015 there were no significant changes to the fair valuation methodologies. The following is a summary of Funds which had significant transfers:

Fund	Transfer from Level 1	Transfer from Level 2
Asia-Pacific (ex-Japan) Equity Fund	$10,784,842	$–
Asia-Pacific Smaller Companies Fund	$1,110,480	$756,236
China Opportunities Fund	$1,152,187	$685,602
Emerging Markets Fund	$172,149,762	$–
European Equity Fund	$55,209	$–
Global Small Cap Fund	$6,526,046	$3,692,644

b.	Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the Statements of Investments.

c.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

d.	Foreign Currency Translation

Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange as of the Valuation Time to determine the value of investments, assets and liabilities. Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service.

e.	Rights Issues and Warrants

Rights issues give the right, normally to existing shareholders, to buy a proportional number of additional securities at a given price (generally at a discount) within a fixed period (generally on a short term period) and are offered at the company’s discretion. Warrants are securities that give the holder the right to buy common stock at a specified price for a specified period of time. Rights issues and warrants are speculative and have no value if they are not exercised before the expiration date. Rights issues and warrants are valued at the last sale price on the exchange on which they are traded.

f.	Short Sales

During the fiscal year, the Equity Long-Short Fund engaged in short-selling of portfolio securities, which obligates the Fund to replace any security that it has borrowed by purchasing the security at current market value sometime in the future. The Fund will incur a loss if the

Annual Report 2015

Notes to Financial Statements (continued)

October 31, 2015

price of the security increases between the date of the short sale and the date on which the Fund replaces the borrowed security. The Fund generally will realize a gain if the price of the security declines between these dates. Until the Fund replaces the borrowed security, the Fund will segregate or earmark cash, other liquid assets and/or securities held long to sufficiently cover the Fund’s short position on a daily basis. Dividends declared on securities sold short are recorded as an expense on the ex-dividend date and paid to the counterparty on the dividend pay date. The collateral for securities sold short includes the deposits with brokers and securities held long as shown in the Statement of Investments for the Fund.

g.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as a Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

h.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

i.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required. Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

j.	Foreign Withholding Tax

Dividend and interest income from non-U.S. sources received by the Funds are generally subject to non-U.S. withholding taxes. In addition, the Funds may be subject to capital gains tax in certain countries in which they invest. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Funds accrue such taxes when the related income is earned.

2015 Annual Report

Notes to Financial Statements (continued)

October 31, 2015

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Asia-Pacific (ex-Japan) Equity Fund	On all assets	1.00%
Asia-Pacific Smaller Companies Fund	Up to $500 million	1.30%
	$500 million up to $2 billion	1.25%
	On $2 billion and more	1.15%
China Opportunities Fund	Up to $500 million	1.25%
	$500 million up to $2 billion	1.20%
	On $2 billion and more	1.15%
Emerging Markets Fund	On all assets	0.90%
Equity Long-Short Fund	Up to $1 billion	1.15%
	On $1 billion and more	1.00%
European Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Equity Fund	Up to $500 million	0.90%
	$500 million up to $2 billion	0.85%
	On $2 billion and more	0.80%
Global Natural Resources Fund	Up to $500 million	0.70%
	$500 million up to $2 billion	0.65%
	On $2 billion and more	0.60%
Global Small Cap Fund	Up to $100 million	1.25%
	On $100 million and more	1.00%
International Equity Fund	On all assets	0.80%
Latin American Equity Fund	Up to $500 million	1.10%
	$500 million up to $2 billion	1.05%
	On $2 billion and more	1.00%
Small Cap Fund	Up to $100 million	0.95%
	On $100 million and more	0.80%
U.S. Multi-Cap Equity Fund	Up to $500 million	0.75%
	$500 million up to $2 billion	0.70%
	On $2 billion and more	0.65%

Annual Report 2015

Notes to Financial Statements (continued)

October 31, 2015

The Adviser has engaged the services of affiliates Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Managers Limited (“AAML”) as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. The Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers, if any. For the year ended October 31, 2015, the Adviser paid the following amounts to the following Subadvisers:

Fund	Subadviser	Amount
Asia-Pacific (ex-Japan) Equity Fund	AAMAL	$7,772,460
Asia-Pacific Smaller Companies Fund	AAMAL	187,206
China Opportunities Fund	AAMAL	188,611
Emerging Markets Fund	AAMAL and AAML	53,420,135
European Equity Fund	AAML	30,796
Global Equity Fund	AAML	684,253
Global Natural Resources Fund	AAML	83,503
Global Small Cap Fund	AAML	1,222,102
International Equity Fund	AAML	4,265,210
Latin American Equity Fund	AAML	24,239

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed below. This contractual limitation may not be terminated before February 29, 2016 without the approval of the Board of Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses.

Fund	Limit
Asia-Pacific (ex-Japan) Equity Fund	1.25%
Asia-Pacific Smaller Companies Fund	1.50%
China Opportunities Fund	1.62%
Emerging Markets Fund	1.10%
Equity Long-Short Fund	1.40%
European Equity Fund	1.10%
Global Equity Fund	1.19%
Global Natural Resources Fund	1.16%
Global Small Cap Fund	1.30%
International Equity Fund	1.10%
Latin American Equity Fund	1.30%
Small Cap Fund	1.15%
U.S. Multi-Cap Equity Fund	0.90%

The Adviser has also entered into a written contract to reimburse the Equity Long-Short Fund for short-sale brokerage expenses at an annual rate of up to 0.15% of the Fund’s average daily net assets. Amounts reimbursed by the Adviser for short sale brokerage expenses are not subject to recoupment at a later date. This contract may not be terminated before February 29, 2016 or the effective date of the 2016 annual update to the registration statement, whichever occurs first.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made. However, no reimbursement will be made unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

2015 Annual Report

Notes to Financial Statements (continued)

October 31, 2015

During the year ended October 31, 2015, the following Funds received reimbursement from Aberdeen for certain previously paid Transfer Agent expenses not attributable to the Funds as follows:

Equity Long-Short Fund	$19,386
Global Equity Fund	$17,201
Global Natural Resources Fund	$24,439
International Equity Fund	$264,886

In addition and related to the Transfer Agent expenses not attributable to the Funds, Aberdeen has reduced the amounts of prior advisory fees waived and other expenses reimbursed that are eligible for reimbursement in future periods by the following amounts for the following funds:

Global Natural Resources Fund	$77,643
Small Cap Fund	$75,732
China Opportunities Fund	$11,010
U.S. Multi-Cap Equity Fund	$14,357
Global Small Cap Fund	$1,423
Emerging Markets Fund	$36,985

As of October 31, 2015, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen, including adjustments described above, would be:

Fund	Amount Fiscal Year 2013 (Expires 10/31/16)	Amount Fiscal Year 2014 (Expires 10/31/17)	Amount Fiscal Year 2015 (Expires 10/31/18)	Total*
Asia-Pacific (ex-Japan) Equity Fund	$58,037	$170,934	$136,242	$365,213
Asia-Pacific Smaller Companies Fund	216,390	201,689	209,750	627,829
China Opportunities Fund	103,499	134,971	137,165	375,635
Emerging Markets Fund	–	1,662,213	3,028,391	4,690,604
Equity Long-Short Fund	–	23,669	98,729	122,398
European Equity Fund	107,240	133,233	123,659	364,132
Global Equity Fund	–	–	70,298	70,298
Global Natural Resources Fund	–	86,066	116,650	202,716
Global Small Cap Fund	313,433	365,671	369,096	1,048,200
International Equity Fund	–	–	–	–
Latin American Equity Fund	129,774	132,985	123,428	386,187
Small Cap Fund	85,296	163,603	157,239	406,138
U.S. Multi-Cap Equity Fund	174,549	319,455	330,663	824,667

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

Amounts listed as “–” are $0 or round to $0.

b.	Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Funds pay Aberdeen a combined annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of funds served. Pursuant to a sub-administration agreement with Aberdeen. State Street Bank and Trust Company provides sub-administration services with respect to the Funds.

c.	Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of

Annual Report 2015

Notes to Financial Statements (continued)

October 31, 2015

shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares
Asia-Pacific (ex-Japan) Equity Fund	0.25%	1.00%	0.50%
Asia-Pacific Smaller Companies Fund	0.25%	1.00%	0.50%
China Opportunities Fund	0.25%	1.00%	0.50%
Emerging Markets Fund	0.25%	1.00%	0.50%
Equity Long-Short Fund	0.25%	1.00%	0.50%
European Equity Fund	0.25%	1.00%	0.50%
Global Equity Fund	0.25%	1.00%	0.50%
Global Natural Resources Fund	0.25%	1.00%	0.50%
Global Small Cap Fund	0.25%	1.00%	0.50%
International Equity Fund	0.25%	1.00%	0.50%
Latin American Equity Fund	0.25%	1.00%	0.50%
Small Cap Fund	0.25%	1.00%	0.50%
U.S. Multi-Cap Equity Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate of 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00% (the CDSC assessed on sales within one year of purchase). For the year ended October 31, 2015, AFD retained commissions of $275,548 from front-end sales charges of Class A shares and $32,125 from CDSC fees from Class C (and certain Class A) shares of the Funds.

d.	Administrative Services

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as any bank, trust company, thrift institution, broker-dealer, insurance company, or other financial institution, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the year ended October 31, 2015 was as follows:

Fund	Amount
Asia-Pacific (ex-Japan) Equity Fund	$1,353
Asia-Pacific Smaller Companies Fund	1,334
China Opportunities Fund	5,108
Emerging Markets Fund	1,258,204
Equity Long-Short Fund	26,926
European Equity Fund	12
Global Equity Fund	71,391
Global Natural Resources Fund	10,079
Global Small Cap Fund	36,565
International Equity Fund	353,738
Latin American Equity Fund	24
Small Cap Fund	50,200
U.S. Multi-Cap Equity Fund	170,407

2015 Annual Report

Notes to Financial Statements (continued)

October 31, 2015

The Funds may pay and/or reimburse transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board. These fees may be in addition to the Rule 12b-1 fees and Administrative Services fees. Transfer agent out-of-pocket expenses generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

4. Short-Term Trading Fees

Prior to February 28, 2014, the Funds assessed a 2.00% redemption fee on all classes of shares that were purchased and sold or exchanged within 90 calendar days of purchase (within 30 calendar days for the U.S. Multi-Cap Equity Fund). The redemption fee, if any, was paid directly to the applicable Fund and was designed to offset brokerage commissions and other trading costs, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest were redeemed first. This redemption fee was in addition to any CDSCs that were applicable at the time of sale. The redemption fee did not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that could not implement the redemption fee. The fee did not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2015, the Funds did not collect any redemption fees.

For the year ended October 31, 2014, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class C Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia-Pacific (ex-Japan) Equity Fund	$198	$20	$2	$523	$135,699
Asia-Pacific Smaller Companies Fund	98	5	1	3	1,489
China Opportunities Fund	1,548	463	100	153	53
Emerging Markets Fund	14,037	1,626	879	12,748	365,470
Equity Long-Short Fund	2,914	516	112	284	27,182
European Equity Fund	2	1	1	1	146
Global Equity Fund	182	12	5	–	156
Global Natural Resources Fund	12	2	2	1	1
Global Small Cap Fund	1,632	47	37	42	4,627
International Equity Fund	2,214	444	190	2,278	5,895
Latin American Equity Fund	–	–	–	–	–
Small Cap Fund	976	402	16	20	254
U.S. Multi-Cap Equity Fund	165	5	1	74	2

Amounts listed as “–” are $0 or round to $0.

Annual Report 2015

Notes to Financial Statements (continued)

October 31, 2015

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2015, were as follows:

Fund	Purchases	Sales
Asia-Pacific (ex-Japan) Equity Fund	$642,362,946	$1,201,874,667
Asia-Pacific Smaller Companies Fund	884,348	18,265,418
China Opportunities Fund	2,361,430	14,277,294
Emerging Markets Fund	1,031,837,885	1,696,100,304
Equity Long-Short Fund	28,885,837	284,842,731
European Equity Fund	690,045	4,939,848
Global Equity Fund	35,397,887	82,891,287
Global Natural Resources Fund	6,394,414	5,817,228
Global Small Cap Fund	19,543,553	164,303,776
International Equity Fund	113,527,006	245,424,425
Latin American Equity Fund	463,990	394,754
Small Cap Fund	265,174,574	67,018,569
U.S. Multi-Cap Equity Fund	66,286,902	114,358,971

6. Financial Highlights

The Global Equity Fund Institutional Service Class Financial Highlights prior to the fiscal year ended October 31, 2009 were as follows:

	Investment Activities				Distributions					Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Invest ment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Invest ments	Total from Invest ment Activities	Net Invest ment Income	Tax Return of Capital	Total Distribu tions	Redemp tion Fees	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Invest ment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimburse ments) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008	$15.55	0.06	(6.91)	(6.85)	(0.06)	(0.01)	(0.07)	–	$8.63	(44.20%	)	$15	1.35%	0.55%	1.54%	241.73%
Year Ended October 31, 2007	$11.74	0.03	3.81	3.84	(0.04)	–	(0.04)	0.01	$15.55	32.84%		$39	1.42%	0.17%	1.42%	257.25%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.

7. Portfolio Investment Risks

a.	Concentration Risk

Investing 25% or more of the Global Natural Resources Fund’s net assets in a select group of companies in natural resources industries could subject the Global Natural Resources Fund to greater risk of loss and could be considerably more volatile than a broad-based market index or other mutual funds that are diversified across a greater number of industries.

b.	Country/Regional Focus Risk

Certain Funds may have significant exposure to a single country or geographical region, which involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

c.	Emerging Markets Risk

Certain Funds are subject to Emerging Markets Risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging markets countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

2015 Annual Report

Notes to Financial Statements (continued)

October 31, 2015

d.	Equity-Linked Notes

Certain Funds may invest in equity-linked notes, which are generally subject to the same risks as the foreign equity securities or the basket of foreign securities they are linked to. If the linked security(ies) declines in value, the note may return a lower amount at maturity. The trading price of an equity-linked note also depends on the value of the linked security(ies).

e.	Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency.

f.	Foreign Securities Risk

Certain Funds are subject to Foreign Securities Risk. Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments also may involve risks relating to the impact of currency exchange rate fluctuations; such risks may impact the Fund more greatly to the extent the Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Asia-Pacific (ex-Japan) Region. The Asia-Pacific (ex-Japan) region generally refers to the part of the world in or near the Western Pacific Ocean. The area includes much of East Asia, South Asia, Australasia and Oceania, but excludes Japan. Parts of the Asian-Pacific region may be subject to a greater degree of economic, political and social instability, as described below under “– Asian Risk.”

Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. A Fund investing heavily in Asia may be more volatile than a fund which is broadly diversified geographically.

China Risk. Certain Funds may concentrate investments in China and Hong Kong, which subjects those Funds to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, limitations on repatriation and differing legal standards.

Europe – Recent Events. A number of countries in Europe have experienced severe economic and financial difficulties. Many non-governmental issuers, and even certain governments, have defaulted on, or been forced to restructure, their debts; many other issuers have faced difficulties obtaining credit or refinancing existing obligations; financial institutions have in many cases required government or central bank support, have needed to raise capital, and/or have been impaired in their ability to extend credit; and financial markets in Europe and elsewhere have experienced extreme volatility and declines in asset values and liquidity. These difficulties may continue, worsen or spread within and outside Europe. Responses to the financial problems by European governments, central banks and others, including austerity measures and reforms, may not work, may result in social unrest and may limit future growth and economic recovery or have other unintended consequences. Further defaults or restructurings by governments and others of their debt could have additional adverse effects on economies, financial markets and asset valuations around the world. In addition, one or more countries may abandon the euro, the common currency of the European Union, and/or withdraw from the European Union. The impact of these actions, especially if they occur in a disorderly fashion, is not clear but could be significant and far-reaching. Whether or not a Fund invests in securities of issuers located in Europe or with significant exposure to European issuers or countries, these events could negatively affect the value and liquidity of a Fund’s investments.

Japan Risk. The Japanese economy has only recently emerged from a prolonged economic downturn. Since the year 2000, Japan’s economic growth has remained relatively low. The economy is characterized by an aging demographic, declining population, large government debt and highly regulated labor market. Economic growth is dependent on domestic consumption, deregulation and consistent government policy. International trade, particularly with the U.S., also impacts growth and adverse economic conditions in the U.S. or other such trade partners may affect Japan. Japan also has a growing economic relationship with China and other Southeast Asian countries, and thus Japan’s economy may also be affected by economic, political or social instability in those countries (whether resulting from local or global events).

Latin American Risk. Latin American countries may be subject to a greater degree of political, sovereign and economic instability than is the case in the United States and Europe. Some Latin American countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Latin American region may lead to a lack of liquidity. A Fund investing heavily in Latin America may be more volatile than a fund which is broadly diversified geographically.

Annual Report 2015

Notes to Financial Statements (continued)

October 31, 2015

g.	Illiquid Securities Risk

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities.

The Fund employs proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. The Fund’s procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

h.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect a Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle. For additional information on redemptions, please see the Statement of Changes in Net Assets.

i.	Long-Short Strategy Risk

The strategy used by Equity Long-Short Fund’s investment team may fail to produce the intended result. There is no guarantee that the use of long and short positions will succeed in limiting the Aberdeen Equity Long-Short Fund’s exposure to stock market movements, capitalization, sector swings or other risk factors.

j.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which a Fund invests.

k.	Mid-Cap Securities Risk

Certain Funds are subject to Mid-Cap Securities Risk. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of larger companies.

l.	Non-Diversified Fund Risk

Because the European Equity Fund and Latin American Fund are non-diversified, the Funds may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on each Fund’s value and total return.

m.	Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavourable developments in that economic sector than funds that invest more broadly.

n.	Securities Selection Risk

Each Fund’s investment team may take long positions in securities that underperform the stock market or other funds with similar investment objectives and strategies or take short positions in securities that have positive performance.

o.	Short Sale Risk

Certain Funds are subject to Short Sale Risk. This is the risk that the price of a security sold short will increase in value between the time of the short sale and the time a Fund must purchase the security to return it to the lender. A Fund’s potential loss on a short sale could theoretically be unlimited in a case where the Fund is unable, for whatever reason, to close out its short position. A loss on a short sale is increased by the amount of the premium or interest the Fund must pay to the lender of the security.

p.	Small-Cap Securities Risk

Certain Funds are subject to Small-Cap Securities Risk. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

q.	Valuation Risk

Certain Funds are subject to greater Valuation Risk than other funds. The lack of active trading markets may make it difficult to obtain an accurate price for a security held by a Fund.

Please read the prospectus for more detailed information regarding these and other risks.

2015 Annual Report

Notes to Financial Statements (continued)

October 31, 2015

8. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

9. Tax Information

As of October 31, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia-Pacific (ex-Japan) Equity Fund	$309,523,253	$2,888,279	$(42,535,179)	$(39,646,900)
Asia-Pacific Smaller Companies Fund	10,381,856	310,571	(2,848,258)	(2,537,687)
China Opportunities Fund	19,353,561	1,056,448	(4,483,198)	(3,426,750)
Emerging Markets Fund	8,576,430,329	1,003,759,597	(1,948,890,014)	(945,130,417)
Equity Long-Short Fund	100,957,496	22,030,794	(3,997,007)	18,033,787
European Equity Fund	1,476,515	74,316	(200,449)	(126,133)
Global Equity Fund	96,687,908	8,008,289	(11,563,813)	(3,555,524)
Global Natural Resources Fund	24,441,061	1,714,116	(7,212,607)	(5,498,491)
Global Small Cap Fund	103,688,614	14,128,109	(13,705,944)	422,165
International Equity Fund	638,055,549	72,223,873	(116,365,518)	(44,141,645)
Latin American Equity Fund	4,926,694	37,932	(2,172,487)	(2,134,555)
Small Cap Fund	334,615,313	46,542,736	(12,758,792)	33,783,944
U.S. Multi-Cap Equity Fund	297,006,448	94,079,817	(14,246,416)	79,833,401

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income*	Net Long Term Capital Gains*	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific (ex-Japan) Equity Fund	$22,860,018	$17,473,584	$40,333,602	$–	$–	$40,333,602
Asia-Pacific Smaller Companies Fund	393,488	666,089	1,059,577	–	–	1,059,577
China Opportunities Fund	324,609	–	324,609	–	–	324,609
Emerging Markets Fund	116,164,014	286,807,723	402,971,737	–	–	402,971,737
Equity Long-Short Fund	–	50,623,727	50,623,727	–	–	50,623,727
European Equity Fund	144,768	33,080	177,848	–	–	177,848
Global Equity Fund	1,636,532	–	1,636,532	–	–	1,636,532
Global Natural Resources Fund	426,587	–	426,587	–	–	426,587
Global Small Cap Fund	3,232,930	13,534,873	16,767,803	–	–	16,767,803
International Equity Fund	17,650,697	–	17,650,697	–	–	17,650,697
Latin American Equity Fund	53,178	–	53,178	–	–	53,178
Small Cap Fund	–	–	–	–	–	–
U.S. Multi-Cap Equity Fund	3,881,270	25,770,272	29,651,542	–	–	29,651,542

*	The Funds may utilize equalization accounting for tax purposes and designate earnings and profits, including net realized gains distribution to shareholders, on redemption of shares, as part of the dividends paid deduction for income tax purposes. Any available tax equalization will be applied pro-rata to short-term capital gains, long-term capital gains and net investment income, as applicable.

Annual Report 2015

Notes to Financial Statements (continued)

October 31, 2015

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia-Pacific (ex-Japan) Equity Fund	$12,917,984	$5,494,081	$18,412,065	$–	$–	$18,412,065
Asia-Pacific Smaller Companies Fund	769,513	3,141,643	3,911,156	–	–	3,911,156
China Opportunities Fund	267,716	–	267,716	–	–	267,716
Emerging Markets Fund	180,668,939	–	180,668,939	–	–	180,668,939
Equity Long-Short Fund	–	11,115,094	11,115,094	–	–	11,115,094
European Equity Fund	160,833	–	160,833	–	–	160,833
Global Equity Fund	5,530,691	–	5,530,691	–	–	5,530,691
Global Natural Resources Fund	433,502	–	433,502	–	–	433,502
Global Small Cap Fund	3,294,275	3,277,558	6,571,833	–	–	6,571,833
International Equity Fund	36,767,663	–	36,767,663	–	–	36,767,663
Latin American Equity Fund	80,612	–	80,612	–	–	80,612
Small Cap Fund	–	–	–	–	–	–
U.S. Multi-Cap Equity Fund	4,398,493	3,091,978	7,490,471	–	–	7,490,471

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undis tributed Tax Exempt Income	Undistributed Ordinary Income	Undist ributed Long- Term Capital Gains	Accum ulated Earnings	Distrib utions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ Depreciation*	Accumulated Capital and Other Losses**	Total Accumulated Earnings (Deficit)
Asia- Pacific (ex- Japan) Equity Fund	$–	$1,991,066	$–	$–	$–	$–	$(3)	$(40,650,091)	$(145,325,612)	$(183,984,640)
Asia- Pacific Smaller Companies Fund	–	56,179	–	–	–	–	2	(2,538,358)	(2,688,738)	(5,170,915)
China Opportu nities Fund	–	–	–	–	–	–	3	(3,440,766)	(10,001,079)	(13,441,842)
Emerging Markets Fund	–	4,628,447	79,747,978	–	–	–	–	(970,476,512)	-	(886,100,087)
Equity Long- Short Fund	–	–	14,765,088	–	–	(1,635,324)	–	15,520,142	-	28,649,906
European Equity Fund	–	14,767	–	–	–	–	–	(126,802)	(218,746)	(330,781)
Global Equity Fund	–	169,294	–	–	–	–	–	(3,575,726)	(28,377,696)	(31,784,128)
Global Natural Resources Fund	–	42,025	–	–	–	–	(2)	(5,499,082)	(29,681,878)	(35,138,937)
Global Small Cap Fund	–	430,275	8,210,179	–	–	–	(2)	407,418	-	9,047,870
Inter national Equity Fund	–	981,491	–	–	–	–	1	(44,297,378)	(87,796,669)	(131,112,555)
Latin American Equity Fund		7,654						(2,134,769)	(237,469)	(2,364,584)
Small Cap Fund	–	–	–	–	–	(650,591)	(1)	33,783,877	(390,358,988)	(357,225,703)
U.S. Multi- Cap Equity Fund	–	266,956	17,652,922	–	–	–	(1)	79,833,523	(22,995,339)	74,758,061

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to passive foreign investment companies and tax deferral of losses on wash sales.
**	As of October 31, 2015, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below.

2015 Annual Report

Notes to Financial Statements (continued)

October 31, 2015

As of October 31, 2015, for federal income tax purposes, capital loss carryforwards, as shown in the table below, were available to the extent provided by the regulations to offset future realized gains of each respective Fund through the years indicated.

Fund	Amount	Expires
Asia-Pacific (ex-Japan) Equity Fund	$82,083,341	Unlimited (Short-Term)
Asia-Pacific (ex-Japan) Equity Fund	63,242,271	Unlimited (Long-Term)
Asia-Pacific Smaller Companies Fund	2,688,738	Unlimited (Long-Term)
China Opportunities Fund	10,001,079	2017 (Short-Term)
European Equity Fund	218,746	Unlimited (Long-Term)
Global Equity Fund	299,633	2016 (Short-Term)
Global Equity Fund	27,953,370	2017 (Short-Term)
Global Equity Fund	124,693	Unlimited (Short-Term)
Global Natural Resources Fund	28,882,345	2017 (Short-Term)
Global Natural Resources Fund	23,468	Unlimited (Short-Term)
Global Natural Resources Fund	776,065	Unlimited (Long-Term)
International Equity Fund	84,636,377	2017 (Short-Term)
International Equity Fund	1,064,769	Unlimited (Short-Term)
International Equity Fund	2,095,523	Unlimited (Long-Term)
Latin America Equity Fund	7,131	Unlimited (Short-Term)
Latin America Equity Fund	230,338	Unlimited (Long-Term)
Small Cap Fund	84,756,878	2016 (Short-Term)
Small Cap Fund	305,602,110	2017 (Short-Term)
U.S. Multi-Cap Equity Fund	5,704,114	2016 (Short-Term)
U.S. Multi-Cap Equity Fund	17,291,225	2017 (Short-Term)

Amounts listed as “–” are $0 or round to $0.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to net operating losses, expired capital loss carryforwards, litigation reclass, spinoff adjustment, return of capital distributions, Indian capital gains tax, foreign currency gain (loss), passive foreign investment company gain (loss), capital gains tax, distribution redesignation, merger tax attributes and equalization. These reclassifications have no effect on net assets or net asset values per share.

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Asia-Pacific (ex-Japan) Equity Fund	$–	$1,091,936	$(1,091,936)
Asia-Pacific Smaller Companies Fund	–	30,901	(30,901)
China Opportunities Fund	(793)	(73)	866
Emerging Markets Fund	–	(9,048,379)	9,048,379
Equity Long-Short Fund	7,560,928	4,799,589	(12,360,517)
European Equity Fund	–	9,465	(9,465)
Global Equity Fund	27,845,160	27,843	(27,873,003)
Global Natural Resources Fund	–	(265)	265
Global Small Cap Fund	3,426,957	169,172	(3,596,129)
International Equity Fund	–	487,891	(487,891)
Latin American Equity Fund	–	(2,816)	2,816
Small Cap Fund	(6,717,102)	430,166	6,286,936
U.S. Multi-Cap Equity Fund	–	(11,520)	11,520

Annual Report 2015

Notes to Financial Statements (continued)

October 31, 2015

10. Significant Shareholders

As of October 31, 2015, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia-Pacific (ex-Japan) Equity Fund	36.1%	3
Asia-Pacific Smaller Companies Fund	7.9	1
China Opportunities Fund	29.4	2
Emerging Markets Fund	56.3	4
Equity Long-Short Fund	60.7	5
European Equity Fund	87.9	2
Global Equity Fund	72.4	3
Global Natural Resources Fund	61.9	3
Global Small Cap Fund	41.3	2
International Equity Fund	49.0	4
Latin American Equity Fund	98.0	1
Small Cap Fund	51.3	1
U.S. Multi-Cap Equity Fund	11.8	1

11. Fund Reorganization

Effective February 25, 2015, the Global Equity Fund acquired all of the assets and assumed all of the liabilities of the Global Select Opportunities Fund. The acquisition was accomplished by a tax-free exchange as follows:

157,476 shares of the Global Select Opportunities Fund, fair valued at $6,178,775 for 451,005 shares of the Global Equity Fund.

The investment portfolio and cash of the Global Select Opportunities Fund with a fair value of $6,178,775 were the principal assets acquired by the Global Equity Fund. For financial reporting purposes, assets received and shares issued by the Global Equity Fund were recorded at value; however, the cost basis of the investments received from the Global Select Opportunities Fund was carried forward to align ongoing reporting of the Global Equity Fund’s realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes. The Global Equity Fund acquired capital loss carryovers of $27,810,422 (subject to future annual limitations). Immediately prior to the reorganization, the net assets of the Global Select Opportunities Fund were $6,178,775.

Assuming that the Global Equity Fund reorganization had been completed on November 1, 2014, the pro forma results of operations for the year ended October 31, 2015 are as follows:

Net investment income	$1,442,001
Net realized and unrealized loss from investments	6,766,918
Net decrease in net assets resulting from operations	8,208,919

Because the combined investment portfolios have been managed as a single integrated portfolio since the reorganization was completed, it is not practical to separate the amounts of revenue and earnings of the Global Select Opportunities Fund that have been reflected in the statements of operations since February 25, 2015 for the Global Equity Fund.

2015 Annual Report

Notes to Financial Statements (continued)

October 31, 2015

The chart below shows a summary of net assets, shares outstanding, net asset value per share, net unrealized appreciation/(depreciation), and accumulated net realized gains/(losses), before and after the reorganization.

	Before Reorganization		After Reorganization
	Global Select Opportunities Fund	Global Equity Fund	Global Equity Fund
Net Assets:
Class A/Class A	$4,987,280	$67,762,995	$72,750,275
Class C/Class C	–	4,029,590	4,029,590
Class R/Class R	–	1,906,287	1,906,287
Institutional Service Class/ Institutional Service Class	–	4,899,984	4,899,984
Institutional Class/ Institutional Class	1,191,495	42,089,456	43,280,951
Shares Outstanding:
Class A/Class A	127,266	4,947,407	5,311,530
Class C/Class C	–	310,287	310,287
Class R/Class R	–	144,318	144,318
Institutional Service Class/ Institutional Service Class	–	357,052	357,052
Institutional Class/ Institutional Class	30,210	3,069,115	3,155,997
Net Asset Value per Share:
Class A/Class A	$39.19	$13.70	$13.70
Class C/Class C	–	12.99	12.99
Class R/Class R	–	13.21	13.21
Institutional Service Class/ Institutional Service Class	–	13.72	13.72
Institutional Class/ Institutional Class	39.44	13.71	13.71
Net unrealized appreciation/(depreciation)	156,212	11,716,846	11,873,058
Accumulated net realized gain/(loss)	(27,845,556)	(3,895,237)	(31,740,793)

12. Line of Credit

Effective August 15, 2015, the Trust, on behalf of each of the funds of the Trust (the “Borrowers”), entered into a 364-day credit agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”). The Agreement provides for a revolving credit facility (the “Credit Facility”) for the amount of $250,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect of that day plus 1.25% or (b) the Overnight London Interbank Offered Rate as in effect on that day plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.18% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the fiscal year, the following table shows the average outstanding daily balance for the Fund under the Credit Facility and the average weighted interest rate paid by the Fund during the fiscal year.

Annual Report 2015

Notes to Financial Statements (concluded)

October 31, 2015

	Average Outstanding Daily Balance	Average Weighted Interest Rate
Asia-Pacific (ex-Japan) Equity Fund	$64,156,968	1.39%
Asia-Pacific Smaller Companies Fund	309,852	1.39%
China Opportunities Fund	818,133	1.39%
Equity Long-Short Fund	19,327,261	1.39%
Emerging Markets Fund	14,750,823	1.39%
European Equity Fund	51,082	1.39%
Global Equity Fund	3,630,732	1.39%
Global Natural Resources Fund	64,535	1.39%
Global Small Cap Fund	2,969,703	1.39%
International Equity Fund	4,536,907	1.39%
U.S. Multi-Cap Equity Fund	251,439	1.39%

13. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

14. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2015, except as disclosed below.

On December 15, 2015, the Board of Trustees of the Funds approved changing the name of the Aberdeen Small Cap Fund to the Aberdeen U.S. Small Cap Equity Fund and the Aberdeen Global Small Cap Fund to the Aberdeen International Small Cap Fund. The Board also approved changing the 80% policies of each of the two Funds effective with the Trust’s 2016 annual update to its registration statement. Each of these changes is described in more detail in a supplement to the Funds’ current registration statement and notices to shareholders issued under Rule 35d-1 of the 1940 Act and will be incorporated into the 2016 annual update to the registration statement.

2015 Annual Report

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen Asia-Pacific (ex-Japan) Equity Fund, Aberdeen Asia-Pacific Smaller Companies Fund, Aberdeen China Opportunities Fund, Aberdeen Emerging Markets Fund, Aberdeen Equity Long-Short Fund, Aberdeen European Equity Fund, Aberdeen Global Equity Fund, Aberdeen Global Natural Resources Fund, Aberdeen Global Small Cap Fund, Aberdeen International Equity Fund, Aberdeen Latin American Equity Fund, Aberdeen Small Cap Fund and Aberdeen U.S. Multi-Cap Equity Fund (formerly, Aberdeen U.S. Equity Fund), thirteen of the funds comprising Aberdeen Funds (the “Funds”), as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 29, 2015

Annual Report 2015

Other Tax Information (Unaudited)

For the period ended October 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2015 Form 1099-DIV.

For the year ended October 31, 2015, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Asia-Pacific (ex-Japan) Equity Fund	87.43%
Asia-Pacific Smaller Companies Fund	65.26%
China Opportunities Fund	86.04%
Emerging Markets Fund	100.00%
European Equity Fund	100.00%
Global Equity Fund	98.39%
Global Natural Resources Fund	100.00%
Global Small Cap Fund	97.18%
International Equity Fund	100.00%
Latin America Equity Fund	44.23%
U.S. Multi-Cap Equity Fund	100.00%

For the taxable year ended October 31, 2015, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividends Received Deduction
Asia-Pacific (ex-Japan) Equity Fund	1.51%
China Opportunities Fund	4.18%
Emerging Markets Fund	2.26%
Global Equity Fund	39.92%
Global Natural Resources Fund	20.96%
Global Small Cap Fund	8.74%
U.S. Multi-Cap Equity Fund	100.00%

2015 Annual Report

Other Tax Information (Unaudited) (concluded)

The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2015. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2015) was as follows:

Fund	Foreign Tax
Asia-Pacific (ex-Japan) Equity Fund	0.1087
Asia-Pacific Smaller Companies Fund	0.0223
China Opportunities Fund	0.0130
Emerging Markets Fund	0.0420
European Equity Fund	0.0765
Global Equity Fund	0.0237
Global Natural Resources Fund	0.0190
Global Small Cap Fund	0.0410
International Equity Fund	0.0370
Latin America Equity Fund	0.0123

During the year ended October 31, 2015, the following Funds designated dividends as long-term capital gains:

Fund	Amount
Asia-Pacific (ex-Japan) Equity Fund	17,473,584
Asia-Pacific Smaller Companies Fund	666,089
Emerging Markets Fund	286,807,723
Equity Long-Short Fund	62,993,701	*
European Equity Fund	33,080
Global Small Cap Fund	16,273,128	**
U.S. Multi-Cap Equity Fund	25,770,272

*	Pursuant to Section 852 of the Internal Revenue Code, $12,369,974 of the amount designated as long-term capital gains distributions was distributed in connection with share redemptions.
**	Pursuant to Section 852 of the Internal Revenue Code, $2,378,255 of the amount designated as long-term capital gains distributions was distributed in connection with share redemptions.

Annual Report 2015

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2015, and continued to hold your shares at the end of the reporting period, October 31, 2015.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2015	Actual Ending Account Value, October 31, 2015	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*1	Annualized Expense Ratio**
Aberdeen Asia-Pacific (ex-Japan) Equity Fund	Class A	$1,000.00	$843.00	$1,017.54	$7.06	$7.73	1.52%
	Class C	1,000.00	840.30	1,013.76	10.53	11.52	2.27%
	Class R	1,000.00	841.60	1,016.28	8.22	9.00	1.77%
	Institutional Service Class	1,000.00	844.30	1,018.70	6.00	6.56	1.29%
	Institutional Class	1,000.00	843.80	1,018.80	5.90	6.46	1.27%
Aberdeen Asia-Pacific Smaller Companies Fund	Class A	1,000.00	863.70	1,015.48	9.07	9.80	1.93%
	Class C	1,000.00	861.10	1,012.50	11.82	12.78	2.52%
	Class R	1,000.00	864.00	1,014.92	9.58	10.36	2.04%
	Institutional Service Class	1,000.00	864.60	1,017.59	7.10	7.68	1.51%
	Institutional Class	1,000.00	865.90	1,017.59	7.10	7.68	1.51%
Aberdeen China Opportunities Fund	Class A	1,000.00	832.60	1,015.78	8.64	9.50	1.87%
	Class C	1,000.00	828.80	1,012.00	12.08	13.29	2.62%
	Class R	1,000.00	830.60	1,013.56	10.66	11.72	2.31%
	Institutional Service Class	1,000.00	833.30	1,017.09	7.44	8.19	1.61%
	Institutional Class	1,000.00	833.50	1,016.99	7.53	8.29	1.63%
Aberdeen Emerging Markets Fund	Class A	1,000.00	860.40	1,017.95	6.75	7.32	1.44%
	Class C	1,000.00	857.90	1,014.62	9.83	10.66	2.10%
	Class R	1,000.00	859.00	1,015.78	8.76	9.50	1.87%
	Institutional Service Class	1,000.00	861.00	1,018.50	6.24	6.77	1.33%
	Institutional Class	1,000.00	861.60	1,019.66	5.16	5.60	1.10%
Aberdeen Equity Long-Short Fund	Class A	1,000.00	1,013.80	1,011.24	14.06	14.04	2.77%
	Class C	1,000.00	1,011.10	1,007.71	17.59	17.56	3.47%
	Class R	1,000.00	1,011.40	1,008.92	16.38	16.36	3.23%
	Institutional Service Class	1,000.00	1,013.50	1,011.49	13.80	13.79	2.72%
	Institutional Class	1,000.00	1,015.30	1,012.80	12.50	12.48	2.46%

2015 Annual Report

Shareholder Expense Examples (Unaudited) (concluded)

		Beginning Account Value, May 1, 2015	Actual Ending Account Value, October 31, 2015	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*1	Annualized Expense Ratio**
Aberdeen European Equity Fund	Class A	$1,000.00	$911.10	$1,018.40	$6.50	$6.87	1.35%
	Class C	1,000.00	907.90	1,014.62	10.10	10.66	2.10%
	Class R	1,000.00	910.30	1,017.14	7.70	8.13	1.60%
	Institutional Service Class	1,000.00	912.50	1,019.66	5.30	5.60	1.10%
	Institutional Class	1,000.00	910.60	1,019.66	5.30	5.60	1.10%
Aberdeen Global Equity Fund	Class A	1,000.00	898.50	1,017.49	7.32	7.78	1.53%
	Class C	1,000.00	895.30	1,014.17	10.46	11.12	2.19%
	Class R	1,000.00	897.00	1,015.73	8.99	9.55	1.88%
	Institutional Service Class	1,000.00	900.30	1,018.45	6.42	6.82	1.34%
	Institutional Class	1,000.00	899.50	1,019.21	5.70	6.06	1.19%
Aberdeen Global Natural Resources Fund	Class A	1,000.00	824.00	1,017.85	6.71	7.43	1.46%
	Class C	1,000.00	820.80	1,014.32	9.91	10.97	2.16%
	Class R	1,000.00	822.90	1,016.54	7.90	8.74	1.72%
	Institutional Service Class	1,000.00	825.60	1,019.36	5.34	5.90	1.16%
	Institutional Class	1,000.00	825.70	1,019.36	5.34	5.90	1.16%
Aberdeen Global Small Cap Fund	Class A	1,000.00	945.00	1,017.14	7.84	8.13	1.60%
	Class C	1,000.00	941.80	1,013.61	11.26	11.67	2.30%
	Class R	1,000.00	943.70	1,015.68	9.26	9.60	1.89%
	Institutional Service Class	1,000.00	945.60	1,017.39	7.60	7.88	1.55%
	Institutional Class	1,000.00	946.80	1,018.65	6.38	6.61	1.30%
Aberdeen International Equity Fund	Class A	1,000.00	859.50	1,018.40	6.33	6.87	1.35%
	Class C	1,000.00	856.40	1,014.92	9.55	10.36	2.04%
	Class R	1,000.00	858.40	1,016.79	7.82	8.49	1.67%
	Institutional Service Class	1,000.00	859.80	1,019.21	5.58	6.06	1.19%
	Institutional Class	1,000.00	860.90	1,019.96	4.88	5.30	1.04%
Aberdeen Latin American Equity Fund	Class A	1,000.00	788.70	1,017.24	7.12	8.03	1.58%
	Class C	1,000.00	784.40	1,013.56	10.39	11.72	2.31%
	Class R	1,000.00	785.60	1,016.13	8.10	9.15	1.80%
	Institutional Service Class	1,000.00	789.20	1,018.65	5.86	6.61	1.30%
	Institutional Class	1,000.00	789.20	1,018.65	5.86	6.61	1.30%

Aberdeen Small Cap Fund	Class A	1,000.00	1,049.30	1,017.85	7.54	7.43	1.46%
	Class C	1,000.00	1,045.90	1,014.37	11.09	10.92	2.15%
	Class R	1,000.00	1,048.20	1,016.59	8.83	8.69	1.71%
	Institutional Service Class	1,000.00	1,051.20	1,019.21	6.15	6.06	1.19%
	Institutional Class	1,000.00	1,051.30	1,019.41	5.95	5.85	1.15%
Aberdeen U.S. Multi-Cap Equity Fund	Class A	1,000.00	973.10	1,019.31	5.82	5.96	1.17%
	Class C	1,000.00	969.40	1,015.63	9.43	9.65	1.90%
	Class R	1,000.00	971.60	1,018.15	6.96	7.12	1.40%
	Institutional Service Class	1,000.00	973.60	1,020.27	4.88	4.99	0.98%
	Institutional Class	1,000.00	974.10	1,020.67	4.48	4.58	0.90%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
1	Represents the hypothetical 5% return before expenses.

Annual Report 2015

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-Advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 17, 2015, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between: (i) AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”) and (ii) AAMI and Aberdeen Asset Managers Limited (“AAML”) (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the following series of the Trust: Aberdeen Asia-Pacific (ex-Japan) Equity Fund, Aberdeen Asia-Pacific Smaller Companies Fund, Aberdeen China Opportunities Fund, Aberdeen Emerging Markets Fund, Aberdeen Equity Long-Short Fund, Aberdeen European Equity Fund, Aberdeen Global Equity Fund, Aberdeen Global Natural Resources Fund, Aberdeen Global Small Cap Fund, Aberdeen International Equity Fund, Aberdeen Latin American Equity Fund, Aberdeen Small Cap Fund and Aberdeen U.S. Equity Fund (each a “Fund,” and collectively the “Funds”). AAMAL and AAML are affiliates of AAMI. AAMI and the Sub-Advisers are sometimes referred to collectively as the “Advisers.”

In connection with contract review meetings, the Board reviews a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Agreements to the Advisers; (v) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as: (i) the Advisers’ financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI and the Sub-Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Advisers, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Advisers’ management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by AAMI and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. The Board considered, among other things, the Advisers’ investment experience. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided by AAMI to the Funds, but also the administrative services provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board also considered the Advisers’ risk management

2015 Annual Report

Supplemental Information (Unaudited) (continued)

processes. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided were extensive in nature and of high quality and supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. The Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AAMI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

The Trustees also considered AAMI’s and the Sub-Advisers’ performance and reputation generally, the performance of the fund family generally, the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI and the Sub-Advisers to take steps intended to improve performance. The Trustees also considered the performance of the Advisers since they commenced management of the Funds.

Based on these factors, the Board determined that the Advisers are appropriate investment advisers for the Funds.

The Board further noted that it will continue to monitor the Funds’ performance and any actions taken by AAMI and its affiliates relating to performance.

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s net management fee and total expense level to those of its expense peer group and information about the advisory fees charged by AAMI to any separately managed accounts with a similar strategy. In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to any comparable accounts, the Trustees considered, among other things, management’s discussion of the different objectives, policies or restrictions that may be involved in managing the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would be paid by AAMI out of its advisory fee, not by the Funds. The Board also considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, such as the engagement of affiliates of AAMI to provide distribution and administrative services to the Funds. The Trustees also examined the profitability of AAMI and its affiliates on a Fund-by-Fund basis. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether AAMI had implemented breakpoints and expense limitations with respect to the Funds.

After reviewing these and related factors, including taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fee, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation and considered that certain Funds were subject to breakpoints. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees also took note of the costs of the services provided and the profitability to AAMI and its affiliates from their relationships with the Funds, as discussed above. The Board also considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain expenses.

Annual Report 2015

Supplemental Information (Unaudited) (concluded)

After reviewing these and related factors, the Board concluded that the advisory fee, and as applicable, sub-advisory fee structures were reasonable and reflect economies of scale being shared between the Funds and the Advisers, and supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.

•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. The Trustees also considered the compliance-related resources AAMI and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Advisory Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*             *             *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period.

2015 Annual Report

Management of the Funds (Unaudited)

As of October 31, 2015

The names of the Trustees and officers of the Funds, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, on the Funds’ website at www.aberdeen-asset.com/us, or upon request at 1-866-667-9231.

Board of Trustees and Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees Who Are Not Interested Persons (As Defined in the 1940 Act) of the Trust (“Independent Trustees”)
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone is, by profession, a solicitor of some 39 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of a London based oil services company and in addition, is Chairman of a privately-owned pharmaceutical company. He is Chairman of the Board of Trustees of Aberdeen Funds, Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. and serves on the boards of Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Investment Company Limited.	27	None.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. He is currently a Director of Uranium Participation Corp. and Pizza Pizza Royalty Income Fund, Chair of Chorus Aviation Inc. and an Independent Review Committee member of Uranium Participation Corp. Mr. McCoy has also been Chairman of Aberdeen Asia-Pacific Income Investment Company Limited since 2010.	24	None.
Neville J. Miles**** Year of Birth: 1946	Trustee since December 2011	Mr. Miles is, and has been for over ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian and overseas companies.	27	None.

Annual Report 2015

Management of the Funds (Unaudited) (continued)

As of October 31, 2015

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been a Director and Founding Partner of Toron AMI International Asset Management (investment management) since 1988. He is also a Director and Investment Advisory Committee member of several private and public sector funds in Canada.	27	None.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) from 2006 to 2013. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011, a Director of Smarte Carte, Inc. (airport services) from 2007 to 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	27	None.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	24	None.
John F. Solan, Jr.**** Year of Birth: 1939	Trustee since December 2007	Prior to retiring, Mr. Solan was Senior Vice President of Strategic Development at The Phoenix Companies, Inc. and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004. Mr. Solan served in several different positions with Ernst & Young from 1964 to 1998.	24	None.

2015 Annual Report

Management of the Funds (Unaudited) (continued)

As of October 31, 2015

Name, Address, and Year of Birth	Position(S) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Independent Trustee
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983 (“Aberdeen Group”). He was a Director (1991–2014) of Aberdeen Asset Management Asia Limited and a Director (2000–2014) of Aberdeen Asset Management Limited. He was a Director (1995–2014) and was President (September 2006–2014) of Aberdeen Asset Management Inc. Mr. Gilbert also serves as officer and/or director of various Aberdeen Group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.	28	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 24 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc. and Aberdeen Investment Funds.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

Annual Report 2015

Management of the Funds (Unaudited) (continued)

As of October 31, 2015

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Bev Hendry** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	President, Chief Executive Officer and Principal Executive Officer (Since September 2014)	Currently, Co-Head of Americas and Director and Chief Financial Officer for Aberdeen Asset Management Inc. since June 2014. He first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked for six years as Chief Operating Officer.
Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)	Currently, Director, Vice President and Head of Compliance–Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009–2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006–2009).
Sofia Rosala** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (since March 2014) and Deputy Chief Compliance Officer (Since December 2013)	Currently, Vice President, Deputy Head of Compliance and Adviser Chief Compliance Officer for Aberdeen Asset Management Inc. (since July, 2012). Prior to joining Aberdeen, Ms. Rosala was Counsel for Vertex, Inc. from April 2011 to June 2012. She was also an Associate Attorney with Morgan, Lewis and Bockius from May 2008–April 2011.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Administration for Aberdeen Asset Management Inc. (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.

2015 Annual Report

Management of the Funds (Unaudited) (continued)

As of October 31, 2015

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Brad Crombie Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1970	Vice President (Since June 2013)	Currently, Global Head of Fixed Income Asset Management PLC. Mr. Crombie re-joined Aberdeen in 2012. Prior to re-joining Aberdeen, Mr. Crombie was a Managing Director at Bank of America Merrill Lynch for the bank’s non-financial corporate and high yield credit research team for the EMEA region from 2003 to 2012.
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Director, Vice President and Head of Product–US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.
Adam McCabe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)	Currently, Head of Asian Fixed Income on the Fixed Income–Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Adam worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).
Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)	Currently, Managing Director of Aberdeen Asset Management Asia Limited (since 1991) and member of the Executive Management Committee and Director of Aberdeen Asset Management PLC (since 1991 and 2011, respectively). Mr. Young joined Aberdeen in 1991.
Russell Barlow Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1974	Vice President (Since October 2015)	Currently, Head of Hedge Funds, based in Aberdeen’s London office, chairman of the Hedge Fund Investment Committee, Deputy Chair of the Pan Alternatives Investment Committee and responsible for co-mingled Hedge Fund portfolios. Mr. Barlow joined Aberdeen in 2010 via the acquisition of various asset management businesses from Royal Bank of Scotland where he was the Head of the Global Event Team.
Brian O’Neill** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Senior Fund Administration Manager–US for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).

Annual Report 2015

Management of the Funds (Unaudited) (concluded)

As of October 31, 2015

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Eric Olsen Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)	Currently, Deputy Head of Fund Administration–US for Aberdeen Asset Management Inc. Mr. Olsen joined Aberdeen Asset Management Inc. in August 2013. Prior to joining Aberdeen Asset Management Inc., Mr. Olsen was a Director of Financial Reporting for BNY Mellon Asset Servicing and had worked with BNY Mellon since 1998.
Pamela Wade** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2013)	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Wade joined Aberdeen Asset Management Inc. in 2012 as Senior Product Manager. Prior to joining Aberdeen Asset Management Inc., Ms. Wade was a Vice President and Assistant Counsel with BNY Mellon Asset Servicing (2007-2012).

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Ms. Nichols, Mr. Cotton, Mr. McCabe, Mr. Young, Ms. Sitar, Mr. O’Neill, Ms. Wade and Ms. Rosala hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc. and Aberdeen Investment Funds, each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

2015 Annual Report

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Russell Barlow, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Pamela Wade, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Iron Street 5th Floor

Boston, MA 02110

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0140-AR

Aberdeen Funds

Asset Allocations Series

Annual Report

October 31, 2015

Aberdeen Diversified Alternatives Fund

Aberdeen Diversified Income Fund

Aberdeen Dynamic Allocation Fund

Market Review	Page 1

Aberdeen Diversified Alternatives Fund	Page 2

Aberdeen Diversified Income Fund	Page 8

Aberdeen Dynamic Allocation Fund	Page 14

Financial Statements	Page 20

Notes to Financial Statements	Page 32

Report of Independent Registered Public Accounting Firm	Page 45

Other Tax Information	Page 46

Shareholder Expense Example	Page 47

Supplemental Information	Page 48

Management of the Funds	Page 51

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. (“AAMI”) has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23, 1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each, a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

The global financial markets weathered some turbulence over the 12-month period ended October 31, 2015. The main contributors to the volatility included the decline in global energy and commodity prices; concerns over decelerating economic growth in in Europe and Asia (particularly China); aggressive quantitative easing (QE) programs from the European Central Bank (ECB) and the Bank of Japan; and uncertainty surrounding U.S. monetary policy. Later in the period, China’s devaluation of the yuan was also a factor.

The Morgan Stanley Capital International (MSCI) World Index, a global equity market benchmark, posted a modest gain of 2.3% for the reporting period. Shares of U.S. companies outperformed their European and Asian large-cap counterparts. The U.S. broader-market Standard & Poor’s (S&P) 500 Index advanced 5.2%, versus the 0.3% and -10.2% returns of the Financial Times Stock Exchange (FTSE) World Europe Index and the MSCI All-Country (AC) Asia-Pacific ex-Japan Index, respectively. Emerging-market stocks declined sharply, with the MSCI Emerging Markets (EM) Index returning -14.2%. There was significant weakness across the EM asset class, most notably in Latin America.

The U.S. equity market’s positive performance over the reporting period was attributable primarily to generally upbeat economic data and corporate earnings reports. The nation’s gross domestic product (GDP) increased in each quarter over the 12-month period, benefiting mainly from an upturn in consumer spending. Regarding monetary policy, the U.S. Federal Reserve (Fed) maintained the federal funds rate at or near 0% over the 12-month period, citing concerns about low inflation and global economic and geopolitical uncertainties. Towards the end of the period, however, a strong employment report led to growing speculation in the financial markets that the Fed could announce its first rate hike since 2006 before the end of the 2015 calendar year. The Fed subsequently raised the federal funds rate by 0.25% on December 16, noting that it sees the risks to the outlook for both economic activity and the labor market as balanced. The small increase still leaves borrowing costs exceptionally low. However, it may mark the beginning of the end of near-zero borrowing costs, a legacy of the worst financial crisis to hit the world economy in modern times.

European equities posted small gains despite investors’ worries regarding a possible Greek exit from the Eurozone, as well as the Swiss central bank’s unexpected de-pegging of the franc from the euro. Although the ECB maintained its QE program as the Eurozone economy gained modest momentum, we feel that risks remain. We believe that the ongoing weakness in oil prices may provide a renewed boost to household incomes and spending. UK stocks recorded losses during the reporting period and underperformed versus their European counterparts. While UK GDP rose modestly in all four quarters, the upturn was unbalanced; the service sector comprised the bulk of the growth, while there was a contraction in manufacturing.

Emerging markets stocks performed relatively well early in the reporting period in response to global monetary easing. Nonetheless, investors subsequently appeared to be unnerved by Greece’s financial crisis and renewed concerns over China’s economic slowdown. Latin America was the weakest-performing region. Brazil led the downturn, as S&P1 downgraded the country’s credit-rating to below-investment-grade. Additionally, dissatisfaction over the economy and the corruption scandal surrounding state-owned oil company Petrobras culminated in mass demonstrations calling for President Dilma Rousseff’s impeachment. Chinese equities saw only modest losses during the reporting period, as optimism over the central bank’s unexpected rate cut and the launch of a stock-trading link between Hong Kong and Shanghai counterbalanced concerns over weak economic data.

There was divergent performance among global fixed-income markets over the reporting period spurred by worries over economic growth and central banks’ monetary policy. Investment-grade bonds, as measured by the Barclays Global Aggregate Bond Index, lost ground. European issues were the weakest performers amid concerns regarding Greece’s future in the Eurozone and relatively sluggish economic data. U.S. investment-grade securities ended the reporting period with modest gains as yields declined in all but the shortest segments of the U.S. Treasury yield curve. Global high-yield securities outperformed their investment-grade counterparts. The Bank of America Merrill Lynch Global High Yield Constrained Index returned -0.6% for the reporting period, as strength in the European market partially offset weakness in the U.S. and Canada. Emerging-market debt, as represented by the J.P. Morgan EMBI Global Diversified Index, gained 0.4% for the period. The direction of oil price movements negatively drove investor sentiment in certain credits, but those countries less affected by the volatility of commodity prices benefited from yield-hungry investors looking beyond developed markets.

Outlook

We expect global growth in 2016 to be supported by improving trends in the developed-market economies.2 In the U.S., third-quarter 2015 GDP growth came in at an annualized rate of 1.5%, down from the 3.9% increase in the previous quarter. We believe that the “bumpy ride” could continue, though solid domestic momentum may potentially support growth in the fourth quarter of 2015.

With U.S. third-quarter earnings generally exceeding expectations and signs that the Chinese economy may be stabilizing at a slower growth rate, we are uncertain if recent global equity market gains can be extended or if they merely constitute a short-lived rally. Persistent disinflationary pressures in both developed- and emerging-market economies also may continue to weigh on investor sentiment. Despite the global headwinds, our fundamentals-driven equity investment process remains underpinned by a focus on high-quality companies.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

[1]	Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

[2]	Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2015 Annual Report

1

Aberdeen Diversified Alternatives Fund (Unaudited)

The Aberdeen Diversified Alternatives Fund (Institutional Class shares net of fees)1 returned -1.38% for the 12-month period ended October 31, 2015, versus the 0.02% return of its benchmark, the Citigroup 3-Month Treasury Bill Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Alternative Multi-Strategy Funds (consisting of 82 funds), as measured by Lipper, Inc., was 0.00%.

Global financial markets experienced a favorable environment to start the reporting period, as fresh economic data boosted confidence in the ongoing U.S. recovery just as markets began to anticipate significant new stimulus efforts on the part of the European Central Bank (ECB). Consistent with improving economic activity at both the consumer and corporate levels, the U.S. unemployment rate of 5.8% for November 2014 was at its lowest level since July 2008, while the official estimate for third-quarter 2014 gross domestic product (GDP) growth was revised upward to 3.9%. Within this context, global equity markets generally performed well as strong performance in the U.S. and Europe offset weaker results in emerging markets. U.S. fixed-income markets also began the annual period reasonably well, although the high-yield segment remained hampered by concerns over energy-related exposures.

The strong start to the period faded toward year end, however, as global markets ended the 2014 calendar year with mixed performance. Sustained weakness in oil prices and renewed political turmoil in Greece provided fresh impetus to lingering concerns about the pace of global economic growth. The U.S. economy remained the notable exception to these anxieties, expanding at an increasingly robust rate with strong corporate earnings and steadily improving employment numbers. Despite the unsettled global backdrop, the U.S. broader-market Standard & Poor’s (S&P) 500 Index continued to hover near record-high levels at year end, with investor sentiment buoyed by strengthening U.S. economic data as well as expectations of a careful approach by the U.S. Federal Reserve (Fed) to raising interest rates. In contrast, developed and emerging equity markets remained quite weak, with geopolitical concerns, slowing growth and deflationary pressures all dampening asset returns.

The same macroeconomic factors that heightened market volatility in the latter half of 2014 carried into 2015, as continuing geopolitical tensions in Ukraine and elsewhere combined with the uncertain monetary policy environment to maintain a challenging backdrop for global markets. The surprisingly large quantitative easing commitment announced by the ECB in mid-January helped buoy risk assets, but investors continued to struggle with subpar global economic growth and the mixed implications of continued downward pressure on energy prices. In an interesting reversal of form, January saw U.S. equities struggle and post negative results, while previously lagging emerging-markets equities garnered positive returns. Fixed-income markets had a generally strong start to the year in the wake of the renewed drop in yields, with U.S. Treasury and core fixed-income securities recording strongly positive returns for the month.

Risk assets enjoyed a smoother ride in February compared to the start of the year, despite mixed economic data in both the U.S. and elsewhere that continued to cloud the global growth outlook. Investor concerns eased as oil prices rallied sharply after sell-offs and a number of global central banks pressed ahead with stimulus policies in an effort to boost growth. U.S. corporate earnings growth topped expectations for the fourth quarter of 2014, while stabilizing oil prices and reduced worries around the debt crisis in Greece also contributed a more positive undertone to markets. Equity markets in the U.S., UK and Germany continued to press record levels to close out the month. Emerging-market and international equities continued to build on their strong start to 2015, with Japanese and European stocks performing particularly well amid continued central bank stimulus efforts.

Global financial markets experienced mixed performance in March to close out a first quarter that saw fairly wide variation in performance across asset classes. Economic growth trends remained very uneven across the world economy, and diverging monetary policy regimes among major central banks provided an additional variable in the broader macroeconomic outlook. Specifically, the timing of the widely anticipated move by the Fed to begin raising interest rates in the U.S. remained a key source of market uncertainty. Signs of improving economic fundamentals in the Eurozone and Japan combined with ongoing central bank stimulus in both areas to create strong equity market performance for the first quarter of 2015 for their equity markets in local returns. U.S. equities saw more mixed performance, as disappointing U.S. economic data and concerns about the impact of the U.S. dollar’s strength on corporate earnings kept them trading in a fairly narrow range for the quarter. Emerging-market and international equities were negative performers for the month in what was overall a positive quarter for both segments.

The month of April saw a number of sharp reversals to prevailing market themes, as U.S. dollar weakness, spiking bond yields and rising oil prices all ran counter to this year’s prevailing trends. A recent series of negative data points created fresh concerns that U.S. economic growth had slowed considerably, while the lingering Greek impasse within the Eurozone and continuing hostilities in the Middle East remained a source of anxiety for investors. U.S. equity returns were mixed, but the period ended on a decidedly negative note as sluggish economic data triggered selling pressure in technology stocks and domestically sensitive small-company shares. Interest rate-sensitive segments such as real estate investment trusts (REITs) also struggled with negative returns amid rising yields. In contrast, performance was generally positive for international and emerging-market equities. Emerging markets in particular were buoyed by strong performance in China and expectations of continued stimulus initiatives by Chinese policymakers. Fixed-income markets in both the U.S. and Europe were challenged by the sudden upward move in yields near the end of the month.

1	PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Annual Report 2015

2

Aberdeen Diversified Alternatives Fund (Unaudited) (continued)

Performance across asset classes was mixed in May, as previously dominant market themes around dollar strength and weaker energy prices again reasserted themselves after sharp reversals in the prior month. Investor attention remained acutely focused on confirming the growth trajectory in the U.S. and elsewhere, while the timing of U.S. interest-rate increases remained a lingering source of uncertainty for markets. Fresh concerns regarding Greece and its future in the Eurozone only added to this now familiar list of investor worries. Global markets ended the second quarter of 2015 on a distinctly weaker note, as the situation in Greece deteriorated rapidly and investors grappled with the broader implications of the country’s potential exit from the Eurozone and possible default. Sharp market sell-offs in China and continued uncertainty regarding the timing of U.S. interest rate increases added further volatility to an already challenging market backdrop.

Mid-summer market action appeared to confirm that global investors saw developed markets as a “safe haven,” despite a number of macroeconomic pressure points (i.e., the Eurozone’s existential threat of a Greek exit and the possibility of a spill-over from China’s equity market volatility). U.S., Japanese and European equity markets recovered in mid-July following Greece’s acceptance of new financial bailout terms, but remained on edge as the situation in China continued to look unstable despite actions from the government to prop up the equity market.
The end of summer saw more market surprises, as China’s central bank unexpectedly announced a more free-floating yuan in August, which promptly devalued versus the U.S. dollar, further straining the economic competitiveness of China’s emerging-market neighbors in Asia and other parts of the world. The precipitous fall of China’s Shanghai Stock Exchange A-Share Index in the last two weeks of the month helped to drag down the performance of all global equity markets. September was a challenging environment for risk assets in general, with nearly all major equity markets (except those in India and South Korea) posting negative returns for the month. It appears that safe-haven assets were somewhat immune to the volatility surrounding the U.S. Federal Open Market Committee’s decision to not raise the federal funds rate.

Global equity markets managed to close the annual period with a strong rebound in October after the difficult recent periods, with the U.S. broader-market S&P 500 Index pushing its year-to-date returns back into positive territory. Fixed income was generally positive, with the higher–beta2 sectors such as high yield delivering a higher return, while lower-risk sectors saw flat to slightly negative performance. Although the Fed’s decision to not raise rates in October came as a surprise to no one, its slightly more hawkish overtones re-raised the market-estimated probability (using federal funds futures contracts) of a December rate hike to around 50%.3 This was in contrast to the more accommodating stance of other major central banks, like the

People’s Bank of China, which cut reserve requirements and its benchmark interest rates in October, and the ECB, which indicated that further stimulus this year was not off the table.

The annual period was characterized by significant macroeconomic change and intermittent volatility in the broad equity indices such as the S&P 500 Index. The Fund’s top contributor to performance and one of the strongest performers over the period was the AQR Managed Futures Fund, which continued to deliver uncorrelated performance, most notably during the S&P 500 Index’s large declines in August and September 2015. The Fund’s holding in Nuveen Preferred Securities Fund also dampened some of the period’s worst volatility, while the Fund’s hedged Japanese equity position benefited from positive Japanese equity performance trends and a strong U.S. dollar.

Several of the Fund’s biggest detractors from performance suffered from idiosyncratic risks4 rather than general financial market trends. The Fund’s global macro holding in Whitebox Tactical Opportunities Fund struggled when its short positions in trendy technology companies were hampered during a period of strong upward market performance. The Gotham Neutral Fund was most negatively affected by short positions in healthcare companies, while the Arbitrage Event Driven Fund suffered from a series of adverse developments among its equity special situations exposures.

The Fund is invested in line with its alternatives orientation and lower-volatility objective, and we believe its positioning is consistent with our current views on the global macroeconomic outlook. From our perspective, a key issue for the world economy is whether growth will hold up as U.S. interest rates increase. An initial Fed rate rise in December has become increasingly likely, in our view, while the central banks of Europe and Japan have sounded more and more dovish*. Looking ahead, while we are conscious of numerous headwinds to global growth, we remain cautiously inclined toward risk assets as we move into 2016. The Fund remains diversified5 and we believe that it has the flexibility to tilt specific allocations based on changes in relative valuations or specific macroeconomic events. We feel that this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management

Aberdeen Investment Solutions Team: Richard Fonash, CFA and Michael Turner

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

2	Beta is a measure of the volatility of a portfolio in comparison to a benchmark index.
3	Source: CME Group, as of November 2015
4	Idiosyncratic risks are those which are specific to an asset or a small group of assets.
5	Diversification does not ensure a profit or protect against a loss in a declining market.
*	On December 16, 2015, the Fed increased the benchmark rate by 0.25%, noting that it sees the risks to the outlook for both economic activity and the labor market as balanced.

2015 Annual Report

3

Aberdeen Diversified Alternatives Fund (Unaudited) (concluded)

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund invests a significant proportion of its assets in non-traditional asset classes, which may involve riskier types of securities or investments than those offered by other asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2015

4

Aberdeen Diversified Alternatives Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2015)		1 Yr.	5 Yr.	10 Yr.
Class A	w/o SC	(1.68%)	4.16%	4.34%
	w/SC2	(7.32%)	2.94%	3.73%
Class C	w/o SC	(2.35%)	3.43%	3.58%
	w/SC3	(3.30%)	3.43%	3.58%
Class R4	w/o SC	(1.98%)	3.83%	4.05%
Institutional Service Class[4,5]	w/o SC	(1.38%)	4.34%	4.43%
Institutional Class[4]	w/o SC	(1.38%)	4.46%	4.62%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns also incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Prior to the change of investment objective and strategy of the fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of Institutional Class shares. This performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

2015 Annual Report

5

Aberdeen Diversified Alternatives Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Alternatives Fund, the Citigroup 3-Month Treasury Bill Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Citigroup 3-Month Treasury Bill Index consists of the last three-month Treasury bill issues and measures monthly returns equivalents of yield averages that are not marked to market.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Asset Allocation
Mutual Funds	87.0%
Exchange Traded Funds	8.4%
Repurchase Agreement	4.3%
Other assets in excess of other assets	0.3%
100.0%

Top Industries
Alternative Investment	63.9%
Fixed Income Funds	25.3%
Equity Funds	6.2%
Other	4.6%
100.0%
Top Holdings*
Boston Partners Long/Short Research Fund, Institutional Class	14.0%
Gotham Neutral Fund, Institutional Class	13.0%
BlackRock Global Long/Short Equity Fund, Institutional Class	12.4%
Aberdeen Equity Long-Short Fund, Institutional Class	12.2%
Nuveen Preferred Securities Fund, Institutional Class	10.1%
Eaton Vance Floating-Rate Fund, Class I	9.6%
AQR Managed Futures Strategy Fund, Class I	8.0%
Arbitrage Event Driven Fund, Institutional Class	4.3%
Aberdeen Asia Bond Fund, Institutional Class	3.4%
Deutsche X-trackers MSCI Japan Hedged Equity ETF	3.1%
Other	9.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2015

6

Statement of Investments

October 31, 2015

Aberdeen Diversified Alternatives Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (87.0%)
Alternative Investment (63.9%)
Aberdeen Equity Long-Short Fund, Institutional Class (a)	1,719,759	$18,298,235
AQR Managed Futures Strategy Fund, Class I	1,096,271	11,905,497
Arbitrage Event Driven Fund, Institutional Class	701,717	6,371,590
BlackRock Global Long/Short Equity Fund, Institutional Class	1,552,732	18,450,978
Boston Partners Long/Short Research Fund, Institutional Class	1,344,789	21,019,050
Gotham Neutral Fund, Institutional Class	1,936,151	19,497,044
		95,542,394
Fixed Income Funds (23.1%)
Aberdeen Asia Bond Fund, Institutional Class (a)	524,752	5,121,577
Eaton Vance Floating-Rate Fund, Class I	1,653,136	14,349,220
Nuveen Preferred Securities Fund, Institutional Class	884,056	15,073,155
		34,543,952
Total Mutual Funds		130,086,346
EXCHANGE TRADED FUNDS (8.4%)
Equity Funds (6.2%)
Deutsche X-trackers MSCI Japan Hedged Equity ETF	120,159	4,752,289
First Trust Health Care AlphaDEX Fund (b)	77,380	4,614,943
		9,367,232
Fixed Income Fund (2.2%)
iShares 7-10 Year Treasury Bond ETF	30,244	3,236,713
Total Exchange Traded Funds		12,603,945
REPURCHASE AGREEMENT (4.3%)
Repuchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/30/2015, due 11/02/2015, repurchase price $6,419,000, collateralized by U.S. Treasury Note, maturing 11/15/2024; total market value of $6,550,500	$6,419,000	6,419,000
Total Repurchase Agreement		6,419,000
Total Investments (Cost $150,938,415) (c)—99.7%		149,109,291

Other assets in excess of other assets—0.3%		519,643
Net Assets—100.0%		$149,628,934

(a)	Investment in affiliate.
(b)	Non-income producing security.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ETF	Exchange-Traded Fund

See accompanying Notes to Financial Statements.

2015 Annual Report

7

Aberdeen Diversified Income Fund (Unaudited)

The Aberdeen Diversified Income Fund (Class A shares at net asset value net of fees)1 returned -1.91% for the 12-month period ended October 31, 2015, versus the 1.96% return of its benchmark, the Barclays U.S. Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Flexible Portfolio Funds (consisting of 225 funds), as measured by Lipper, Inc., was -2.84%.

Global financial markets experienced a favorable environment to start the reporting period, as fresh economic data boosted confidence in the ongoing U.S. recovery just as markets began to anticipate significant new stimulus efforts on the part of the European Central Bank (ECB). Consistent with improving economic activity at both the consumer and corporate levels, the U.S. unemployment rate of 5.8% for November 2014 was at its lowest level since July 2008, while the official estimate for third-quarter 2014 gross domestic product (GDP) growth was revised upward to 3.9%. Within this context, global equity markets generally performed well as strong performance in the U.S. and Europe offset weaker results in emerging markets. U.S. fixed-income markets also began the annual period reasonably well, although the high-yield segment remained hampered by concerns over energy-related exposures.

The strong start to the period faded toward year end, however, as global markets ended the 2014 calendar year with mixed performance. Sustained weakness in oil prices and renewed political turmoil in Greece provided fresh impetus to lingering concerns about the pace of global economic growth. The U.S. economy remained the notable exception to these anxieties, expanding at an increasingly robust rate with strong corporate earnings and steadily improving employment numbers. Despite the unsettled global backdrop, the U.S. broader-market Standard & Poor’s (S&P) 500 Index continued to hover near record-high levels at year-end, with investor sentiment buoyed by strengthening U.S. economic data as well as expectations of a careful approach by the U.S. Federal Reserve (Fed) to raising interest rates. In contrast, developed and emerging equity markets remained quite weak, with geopolitical concerns, slowing growth and deflationary pressures all dampening asset returns.

The same macroeconomic factors that heightened market volatility in the latter half of 2014 carried into 2015, as continuing geopolitical tensions in Ukraine and elsewhere combined with the uncertain monetary policy environment to maintain a challenging backdrop for global markets. The surprisingly large quantitative easing commitment announced by the ECB in mid-January helped buoy risk assets, but investors continued to struggle with subpar global economic growth and the mixed implications of continued downward pressure on energy prices. In an interesting reversal of form, January saw U.S. equities struggle and post negative results, while previously lagging emerging-markets equities garnered positive returns. Fixed-income markets had a generally strong start to the year in the wake of the renewed drop in yields, with U.S. Treasury and core fixed-income securities recording strongly positive returns for the month.

Risk assets enjoyed a smoother ride in February compared to the start of the year, despite mixed economic data in both the U.S. and elsewhere that continued to cloud the global growth outlook. Investor concerns eased as oil prices rallied sharply after sell-offs and a number of global central banks pressed ahead with stimulus policies in an effort to boost growth. U.S. corporate earnings growth topped expectations for the fourth quarter of 2014, while stabilizing oil prices and reduced worries around the debt crisis in Greece also contributed a more positive undertone to markets. Equity markets in the U.S., UK and Germany continued to press record levels to close out the month. Emerging-market and international equities continued to build on their strong start to 2015, with Japanese and European stocks performing particularly well amid continued central bank stimulus efforts.

Global financial markets experienced mixed performance in March to close out a first quarter that saw fairly wide variation in performance across asset classes. Economic growth trends remained very uneven across the world economy, and diverging monetary policy regimes among major central banks provided an additional variable in the broader macroeconomic outlook. Specifically, the timing of the widely anticipated move by the Fed to begin raising interest rates in the U.S. remained a key source of market uncertainty. Signs of improving economic fundamentals in the Eurozone and Japan combined with ongoing central bank stimulus in both areas to create strong equity market performance for the first quarter of 2015. U.S. equities saw more mixed performance, as disappointing U.S. economic data and concerns about the impact of the U.S. dollar’s strength on corporate earnings kept them trading in a fairly narrow range for the quarter. Emerging-market and international equities were negative performers for the month in what was overall a positive quarter for both segments.

The month of April saw a number of sharp reversals to prevailing market themes, as U.S. dollar weakness, spiking bond yields and rising oil prices all ran counter to the year’s prevailing trends. A recent series of negative data points created fresh concerns that U.S. economic growth had slowed considerably, while the lingering Greek impasse within the Eurozone and continuing hostilities in the Middle East remained a source of anxiety for investors. U.S. equity returns were mixed, but the period ended on a decidedly negative note as sluggish economic data triggered selling pressure in technology stocks and domestically sensitive small-company shares. Interest rate-sensitive segments such as real estate investment trusts (REITs) also struggled with negative returns amid rising yields. In contrast, performance was generally positive for international and emerging-market equities. Emerging markets in particular were buoyed by strong performance in China and expectations of continued stimulus initiatives by Chinese policymakers. Fixed-income markets in both the U.S. and Europe were challenged by the sudden upward move in yields near the end of the month.

1	PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Annual Report 2015

8

Aberdeen Diversified Income Fund (Unaudited) (continued)

Performance across asset classes was mixed in May, as previously dominant market themes around dollar strength and weaker energy prices again reasserted themselves after sharp reversals in the prior month. Investor attention remained acutely focused on confirming the growth trajectory in the U.S. and elsewhere, while the timing of U.S. interest-rate increases remained a lingering source of uncertainty for markets. Fresh concerns regarding Greece and its future in the Eurozone only added to this now familiar list of investor worries. Global markets ended the second quarter of 2015 on a distinctly weaker note, as the situation in Greece deteriorated rapidly and investors grappled with the broader implications of the country’s potential exit from the Eurozone and possible default. Sharp market sell-offs in China and continued uncertainty regarding the timing of U.S. interest rate increases added further volatility to an already challenging market backdrop.

Mid-summer market action appeared to confirm that global investors saw developed markets as a “safe haven,” despite a number of macroeconomic pressure points (i.e., the Eurozone’s existential threat of a Greek exit and the possibility of a spill-over from China’s equity market volatility). U.S., Japanese and European equity markets recovered in mid-July following Greece’s acceptance of new financial bailout terms, but remained on edge as the situation in China continued to look unstable despite actions from the government to prop up the equity market.

The end of summer saw more market surprises, as China’s central bank unexpectedly announced a more free-floating yuan in August, which promptly devalued versus the U.S. dollar, further straining the economic competitiveness of China’s emerging-market neighbors in Asia and other parts of the world. The precipitous fall of China’s Shanghai Stock Exchange A-Share Index in the last two weeks of the month helped to drag down the performance of all global equity markets. September was a challenging environment for risk assets in general, with nearly all major equity markets (except those in India and South Korea) posting negative returns for the month. It appears that safe-haven assets were somewhat immune to the volatility surrounding the U.S. Federal Open Market Committee’s decision to not raise the federal funds rate.

Global equity markets managed to close the annual period with a strong rebound in October after the difficult recent periods, with the U.S. broader-market S&P 500 Index pushing its year-to-date returns back into positive territory. Fixed income was generally positive, with the higher–beta2 sectors such as high yield delivering a higher return, while lower-risk sectors saw flat to slightly negative performance. Although the Fed’s decision to not raise rates in October came as a surprise to no one, the central bank’s slightly more hawkish overtones re-raised the market-estimated probability (using federal funds futures contracts) of a December rate hike to around 50%.3 This was in contrast to the more accommodating stance of other major central banks, like the People’s Bank of China, which cut reserve requirements and its benchmark interest rates in October, and the ECB, which indicated that further stimulus this year was not off the table.

Some of the Fund’s top performers over the annual period were its U.S.-focused income-producing holdings such as the Nuveen Preferred Securities Fund, as well as the Vanguard High Dividend Yield exchange-traded fund (ETF). Holdings in U.S. real estate investment trusts (REITs) and U.S. mid-cap equities also were some of the top contributors to performance, while international equities and global infrastructure were significant detractors. The largest detractor from Fund performance was the master limited partnership (MLP) position in the ETRACS Alerian MLP Infrastructure Index exchange-traded note (ETN), which was hampered by the precipitous drop in the NYMEX crude oil price of more than 40% over the reporting period. The Fund’s other top detractors were its allocations to global fixed income, including Aberdeen Global High Income Fund and Oppenheimer International Bond Fund.

The Fund is invested consistent with our current views on the global macroeconomic outlook. We believe that a key issue for the world economy is whether growth will hold up as U.S. interest rates increase. An initial Fed rate rise in December has become increasingly likely, in our view, while the central banks of Europe and Japan have sounded more and more dovish*. Looking ahead, while we are conscious of numerous headwinds to global growth, we remain cautiously inclined toward risk assets as we move into 2016. The Fund remains diversified4 and we believe that it has the flexibility to tilt specific allocations based on changes in relative valuations or specific macroeconomic events. We believe that this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management

Aberdeen Investment Solutions Team: Richard Fonash, CFA and Michael Turner

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

2	Beta is a measure of the volatility of a portfolio in comparison to a benchmark index.
3	Source: CME Group, as of November 2015
4	Diversification does not ensure a profit or protect against a loss in a declining market.
*	On December 16, 2015, the Fed increased the benchmark rate by 0.25%, noting that it sees the risks to the outlook for both economic activity and the labor market as balanced.

2015 Annual Report

9

Aberdeen Diversified Income Fund (Unaudited) (concluded)

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). Additionally, non-investment grade debt securities (high yield/junk bonds) may be subject to greater market fluctuations, risk of default or loss of income and principal than higher rated securities.

The Fund may allocate its assets, to a limited extent, to alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2015

10

Aberdeen Diversified Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2015)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	(2.21%	)	4.33%	5.10%
	w/SC2	(7.82%	)	3.09%	4.48%
Class C	w/o SC	(2.96%	)	3.57%	4.33%
	w/SC3	(3.86%	)	3.57%	4.33%
Class R4	w/o SC	(2.75%	)	3.85%	4.71%
Institutional Service Class[4,5]	w/o SC	(1.91%	)	4.51%	5.19%
Institutional Class[4]	w/o SC	(1.91%	)	4.61%	5.36%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns also incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Prior to the change of investment objective and strategy of the fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of Institutional Class shares. This performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.

2015 Annual Report

11

Aberdeen Diversified Income Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Diversified Income Fund, Barclays U.S. Aggregate Bond Index, a blended benchmark of 50% Morgan Stanley Capital International All Country (MSCI AC) World Index/50% Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed-rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 23 emerging markets. The developed markets countries are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The emerging markets countries are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Asset Allocation
Mutual Funds	64.2%
Exchange Traded Funds	33.4%
Repurchase Agreement	2.0%
Other assets in excess of liabilities	0.4%
100.0%

Top Industries
Fixed Income Funds	60.4%
Equity Funds	32.1%
Real Estate Investment Trust (REIT) Funds	5.1%
Other	2.4%
100.0%

Top Holdings*
Nuveen Preferred Securities Fund, Institutional Class	17.0%
Vanguard High Dividend Yield ETF	14.9%
Eaton Vance Floating-Rate Fund, Class I	14.1%
Oppenheimer International Bond Fund, Class Y	9.1%
Aberdeen Global High Income Fund, Class I	9.1%
iShares Global Infrastructure ETF	6.2%
Aberdeen Total Return Bond Fund, Class I	6.1%
iShares Cohen & Steers REIT ETF	5.1%
Aberdeen Asia Bond Fund, Institutional Class	5.0%
WisdomTree Europe Hedged Equity Fund	4.2%
Other	9.2%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2015

12

Statement of Investments

October 31, 2015

Aberdeen Diversified Income Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (64.2%)
Equity Fund (3.8%)
Aberdeen International Equity Fund, Institutional Class (a)	66,230	$849,069
Fixed Income Funds (60.4%)
Aberdeen Asia Bond Fund, Institutional Class (a)	114,621	1,118,700
Aberdeen Global High Income Fund, Class I (a)	240,442	2,036,547
Aberdeen Total Return Bond Fund, Class I (a)	104,678	1,375,467
Eaton Vance Floating-Rate Fund, Class I	365,805	3,175,186
Nuveen Preferred Securities Fund, Institutional Class	223,951	3,818,356
Oppenheimer International Bond Fund, Class Y	362,298	2,043,362
		13,567,618
Total Mutual Funds		14,416,687
EXCHANGE TRADED FUNDS (33.4%)
Equity Funds (28.3%)
ETRACS Alerian MLP Infrastructure Index ETN	23,484	680,097
iShares Global Infrastructure ETF	35,105	1,381,382
Vanguard High Dividend Yield ETF	49,402	3,355,384
WisdomTree Europe Hedged Equity Fund	15,630	949,991
		6,366,854
Real Estate Investment Trust (REIT) Funds (5.1%)
iShares Cohen & Steers REIT ETF	11,676	1,138,176
Total Exchange Traded Funds		7,505,030
REPURCHASE AGREEMENT (2.0%)
Repuchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/30/2015, due 11/02/2015, repurchase price $438,000, collateralized by U.S. Treasury Note, maturing 11/15/2024; total market value of $451,588	$438,000	438,000
Total Repurchase Agreement		438,000
Total Investments (Cost $23,088,561) (b)—99.6%		22,359,717

Other assets in excess of liabilities—0.4%		94,263
Net Assets—100.0%		$22,453,980

(a)	Investment in affiliate.
(b)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ETF	Exchange-Traded Fund
ETN	Exchange Traded Note
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2015 Annual Report

13

Aberdeen Dynamic Allocation Fund (Unaudited)

The Aberdeen Dynamic Allocation Fund (Institutional Class shares net of fees)1 returned -0.53% for the 12-month period ended October 31, 2015, versus the 0.50% return of its benchmark, the MSCI All Country (AC) World Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Flexible Portfolio Funds (consisting of 225 funds), as measured by Lipper, Inc., was -2.84%.

Global financial markets experienced a favorable environment to start the reporting period, as fresh economic data boosted confidence in the ongoing U.S. recovery just as markets began to anticipate significant new stimulus efforts on the part of the European Central Bank (ECB). Consistent with improving economic activity at both the consumer and corporate levels, the U.S. unemployment rate of 5.8% for November 2014 was at its lowest level since July 2008, while the official estimate for third-quarter 2014 gross domestic product (GDP) growth was revised upward to 3.9%. Within this context, global equity markets generally performed well as strong performance in the U.S. and Europe offset weaker results in emerging markets. U.S. fixed-income markets also began the annual period reasonably well, although the high-yield segment remained hampered by concerns over energy-related exposures.

The strong start to the period faded toward year end, however, as global markets ended the 2014 calendar year with mixed performance. Sustained weakness in oil prices and renewed political turmoil in Greece provided fresh impetus to lingering concerns about the pace of global economic growth. The U.S. economy remained the notable exception to these anxieties, expanding at an increasingly robust rate with strong corporate earnings and steadily improving employment numbers. Despite the unsettled global backdrop, the U.S. broader-market Standard & Poor’s (S&P) 500 Index continued to hover near record-high levels at year end, with investor sentiment buoyed by strengthening U.S. economic data as well as expectations of a careful approach by the U.S. Federal Reserve (Fed) to raising interest rates. In contrast, developed and emerging equity markets remained quite weak, with geopolitical concerns, slowing growth and deflationary pressures all dampening asset returns.

The same macroeconomic factors that heightened market volatility in the latter half of 2014 carried into 2015, as continuing geopolitical tensions in Ukraine and elsewhere combined with the uncertain monetary policy environment to maintain a challenging backdrop for global markets. The surprisingly large quantitative easing commitment announced by the ECB in mid-January helped buoy risk assets, but investors continued to struggle with subpar global economic growth and the mixed implications of continued downward pressure on energy prices. In an interesting reversal of form, January saw U.S. equities struggle and post negative results, while previously lagging emerging-markets equities garnered positive returns. Fixed-income markets had a generally strong start to the year in the wake of the renewed drop in yields, with U.S. Treasury and core fixed-income securities recording strongly positive returns for the month.

Risk assets enjoyed a smoother ride in February compared to the start of the year, despite mixed economic data in both the U.S. and elsewhere that continued to cloud the global growth outlook. Investor concerns eased as oil prices rallied sharply after sell-offs and a number of global central banks pressed ahead with stimulus policies in an effort to boost growth. U.S. corporate earnings growth topped expectations for the fourth quarter of 2014, while stabilizing oil prices and reduced worries around the debt crisis in Greece also contributed a more positive undertone to markets. Equity markets in the U.S., UK and Germany continued to press record levels to close out the month. Emerging-market and international equities continued to build on their strong start to 2015, with Japanese and European stocks performing particularly well amid continued central bank stimulus efforts.

Global financial markets experienced mixed performance in March to close out a first quarter that saw fairly wide variation in performance across asset classes. Economic growth trends remained very uneven across the world economy, and diverging monetary policy regimes among major central banks provided an additional variable in the broader macroeconomic outlook. Specifically, the timing of the widely anticipated move by the Fed to begin raising interest rates in the U.S. remained a key source of market uncertainty. Signs of improving economic fundamentals in the Eurozone and Japan combined with ongoing central bank stimulus in both areas to create strong equity market performance for the first quarter of 2015. U.S. equities saw more mixed performance, as disappointing U.S. economic data and concerns about the impact of the U.S. dollar’s strength on corporate earnings kept them trading in a fairly narrow range for the quarter. Emerging-market and international equities were negative performers for the month in what was overall a positive quarter for both segments.

The month of April saw a number of sharp reversals to prevailing market themes, as U.S. dollar weakness, spiking bond yields and rising oil prices all ran counter to this year’s prevailing trends. A recent series of negative data points created fresh concerns that U.S. economic growth had slowed considerably, while the lingering Greek impasse within the Eurozone and continuing hostilities in the Middle East remained a source of anxiety for investors. U.S. equity returns were mixed, but the period ended on a decidedly negative note as sluggish economic data triggered selling pressure in technology stocks and domestically sensitive small-company shares. Interest rate-sensitive segments such as real estate investment trusts (REITs) also struggled with negative returns amid rising yields. In contrast, performance was generally positive for international and emerging-market equities. Emerging markets in particular were buoyed by strong performance in China and expectations of continued stimulus initiatives by Chinese policymakers. Fixed-income markets in both the U.S. and Europe were challenged by the sudden upward move in yields near the end of the month.

1	PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Annual Report 2015

14

Aberdeen Dynamic Allocation Fund (Unaudited) (continued)

Performance across asset classes was mixed in May, as previously dominant market themes around dollar strength and weaker energy prices again reasserted themselves after sharp reversals in the prior month. Investor attention remained acutely focused on confirming the growth trajectory in the U.S. and elsewhere, while the timing of U.S. interest-rate increases remained a lingering source of uncertainty for markets. Fresh concerns regarding Greece and its future in the Eurozone only added to this now familiar list of investor worries. Global markets ended the second quarter of 2015 on a distinctly weaker note, as the situation in Greece deteriorated rapidly and investors grappled with the broader implications of the country’s potential exit from the Eurozone and possible default. Sharp market sell-offs in China and continued uncertainty regarding the timing of U.S. interest rate increases added further volatility to an already challenging market backdrop.

Mid-summer market action appeared to confirm that global investors saw developed markets as a “safe haven,” despite a number of macroeconomic pressure points (i.e., the Eurozone’s existential threat of a Greek exit and the possibility of a spill-over from China’s equity market volatility). U.S., Japanese and European equity markets recovered in mid-July following Greece’s acceptance of new financial bailout terms, but remained on edge as the situation in China continued to look unstable despite actions from the government to prop up the equity market.

The end of summer saw more market surprises, as China’s central bank unexpectedly announced a more free-floating yuan in August, which promptly devalued versus the U.S. dollar, further straining the economic competitiveness of China’s emerging-market neighbors in Asia and other parts of the world. The precipitous fall of China’s Shanghai Stock Exchange A-Share Index in the last two weeks of the month helped to drag down the performance of all global equity markets. September was a challenging environment for risk assets in general, with nearly all major equity markets (except those in India and South Korea) posting negative returns for the month. It appears that safe-haven assets were somewhat immune to the volatility surrounding the U.S. Federal Open Market Committee’s decision to not raise the federal funds rate.

Global equity markets managed to close the annual period with a strong rebound in October after the difficult recent periods, with the U.S. broader-market S&P 500 Index pushing its year-to-date returns back into positive territory. Fixed income was generally positive, with the higher–beta2 sectors such as high yield delivering a higher return, while lower-risk sectors saw flat to slightly negative performance. Although the Fed’s decision to not raise rates in October came as a surprise to no one, the central bank’s slightly more hawkish overtones re-raised the market-estimated probability (using federal funds futures contracts) of a December rate hike to around 50%.3 This was in contrast to the more accommodating stance of other major central banks, like the People’s Bank of China, which cut reserve requirements and its benchmark interest rates in October, and the ECB, which indicated that further stimulus this year was not off the table.

Some of the Fund’s top performers during the annual period were its U.S. small-cap and U.S. large-cap exposures, while some of the largest detractors from performance were in the emerging markets and international equity segments. Some of the Fund’s more idiosyncratic holdings performed quite well during the period, including the AQR Managed Futures Strategy Fund, as well as the Fund’s currency-hedged European equity exposure in the WisdomTree Europe Hedged Equity Fund ETF, an exchange-traded fund. The primary detractor from Fund performance was its master limited partnership (MLP) and pipeline position, as the price of NYMEX crude oil fell more than 40% over the reporting period. The Fund’s allocations to global fixed income, including Aberdeen Global High Income Fund and Aberdeen Asia Bond Fund, as well as Oppenheimer International Bond Fund, also had a negative impact on performance for the period.

The Fund is invested consistent with our current views on the global macroeconomic outlook. We believe that a key issue for the world economy is whether growth will hold up as U.S. interest rates increase. An initial Fed rate rise in December has become increasingly likely, in our view, while the central banks of Europe and Japan have sounded more and more dovish*. Looking ahead, while we are conscious of numerous headwinds to global growth, we remain cautiously inclined toward risk assets as we move into 2016. The Fund remains diversified4 and we believe that it has the flexibility to tilt specific allocations based on changes in relative valuations or specific macroeconomic events. We believe that this allows us to respond effectively to changing market conditions and position the Fund’s asset class exposures accordingly.

Portfolio Management

Aberdeen Investment Solutions Team: Richard Fonash, CFA and Michael Turner

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 5.75% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

2	Beta is a measure of the volatility of a portfolio in comparison to a benchmark index.
3	Source: CME Group, as of November 2015
4	Diversification does not ensure a profit or protect against a loss in a declining market.
*	On December 16, 2015, the Fed increased the benchmark rate by 0.25%, noting that it sees the risks to the outlook for both economic activity and the labor market as balanced.

2015 Annual Report

15

Aberdeen Dynamic Allocation Fund (Unaudited) (concluded)

Risk Considerations

The Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and underlying funds. The Fund will be affected by stock and bond market risks, among others.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities, and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging market countries.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), call (some bonds allow the issuer to call a bond for redemption before it matures), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

The Fund allocates its assets, to a limited extent, to alternative investment strategies, which may involve riskier types of securities or investments than those offered by investment in traditional asset classes.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2015

16

Aberdeen Dynamic Allocation Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2015)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	(0.82%	)	5.33%	5.22%
	w/SC2	(6.52%	)	4.09%	4.60%
Class C	w/o SC	(1.55%	)	4.57%	4.46%
	w/SC3	(2.52%	)	4.57%	4.46%
Class R4	w/o SC	(1.16%	)	4.98%	4.89%
Institutional Service Class[4]	w/o SC	(0.61%	)	5.51%	5.31%
Institutional Class[4]	w/o SC	(0.53%	)	5.52%	5.35%	[6]

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (NAV) per share and/or financial statement adjustments.

1	The Fund changed its investment objective and strategy effective September 24, 2012. Performance information for periods prior to September 24, 2012 does not reflect the current investment strategy. Returns also incorporate the performance of a predecessor fund (the “Predecessor Fund”) from inception to June 23, 2008. Prior to the change of investment objective and strategy of the fund effective September 24, 2012, the Fund and the Predecessor Fund had substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 5.75% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the one year return because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class (September 24, 2012) are based on the performance of Institutional Class shares. This performance is substantially similar to what the Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
6	The performance of Institutional Class for the period beginning on April 23, 2009 through July 28, 2009 is based on the performance of Class A shares. During this period Institutional Class did not have any shareholders. The performance of Class A is substantially similar to what the Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class have not been adjusted to reflect its lower expenses.

2015 Annual Report

17

Aberdeen Dynamic Allocation Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Dynamic Allocation Fund, the Morgan Stanley Capital International All Country (MSCI AC) World Index, a blended benchmark of 60% MSCI AC World Index/40% Barclays U.S. Aggregate Bond Index, and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The MSCI All Country World Index is a free float-adjusted market capitalization-weighted index that captures the large- and mid-cap representation across 23 developed markets and 23 emerging markets. The developed markets countries are: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the U.K. and the U.S. The emerging markets countries are: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Peru, Philippines, Poland, Qatar, Russia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates.

The Barclays U.S. Aggregate Bond Index is a broad-based benchmark that measures the investment grade, U.S. dollar-denominated, fixed rate taxable bond market, including Treasuries, government-related and corporate securities, MBS (agency fixed-rate and hybrid ARM passthroughs), ABS, and CMBS.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Performance returns reflect fee waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Asset Allocation
Mutual Funds	58.5%
Exchange Traded Funds	36.4%
Repurchase Agreement	6.4%
Liabilities in excess of other assets	(1.3)%
100.0%

Top Industries
Equity Funds	46.0%
Fixed Income Funds	37.1%
Alternative Investment	6.0%
Real Estate Investment Trust (REIT) Funds	5.8%
Other	5.1%
100.0%

Top Holdings*
iShares Russell Midcap ETF	9.2%
Aberdeen Small Cap Fund, Institutional Class	9.1%
Nuveen Preferred Securities Fund, Institutional Class	8.9%
WisdomTree Europe Hedged Equity Fund	8.4%
Aberdeen Total Return Bond Fund, Class I	7.1%
Eaton Vance Floating-Rate Fund, Class I	6.4%
AQR Managed Futures Strategy Fund, Class I	6.0%
iShares Cohen & Steers REIT ETF	5.8%
Aberdeen International Equity Fund, Institutional Class	5.2%
iShares Core S&P 500 ETF	5.0%
Other	28.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2015

18

Statement of Investments

October 31, 2015

Aberdeen Dynamic Allocation Fund

	Shares or Principal Amount	Value
MUTUAL FUNDS (58.5%)
Alternative Investment (6.0%)
AQR Managed Futures Strategy Fund, Class I	124,079	$1,347,500
Equity Funds (17.4%)
Aberdeen Emerging Markets Fund, Institutional Class (a)	58,043	709,866
Aberdeen International Equity Fund, Institutional Class (a)	90,794	1,163,985
Aberdeen Small Cap Fund, Institutional Class (a)(b)	73,323	2,043,499
		3,917,350
Fixed Income Funds (35.1%)
Aberdeen Asia Bond Fund, Institutional Class (a)	98,613	962,463
Aberdeen Global High Income Fund, Class I (a)	108,342	917,659
Aberdeen Total Return Bond Fund, Class I (a)	121,997	1,603,034
Eaton Vance Floating-Rate Fund, Class I	165,436	1,435,985
Nuveen Preferred Securities Fund, Institutional Class	118,496	2,020,359
Oppenheimer International Bond Fund, Class Y	173,643	979,343
		7,918,843
Total Mutual Funds		13,183,693
EXCHANGE TRADED FUNDS (36.4%)
Equity Funds (28.6%)
Deutsche X-trackers MSCI Japan Hedged Equity ETF	16,973	671,282
First Trust Health Care AlphaDEX Fund (b)	11,269	672,083
iShares Core S&P 500 ETF	5,451	1,139,532
iShares Russell Midcap ETF	12,645	2,087,816
WisdomTree Europe Hedged Equity Fund	31,032	1,886,125
		6,456,838
Fixed Income Fund (2.0%)
iShares 7-10 Year Treasury Bond ETF	4,166	445,845
Real Estate Investment Trust (REIT) Funds (5.8%)
iShares Cohen & Steers REIT ETF	13,540	1,319,879
Total Exchange Traded Funds		8,222,562
REPURCHASE AGREEMENT (6.4%)
Repuchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/30/2015, due 11/02/2015, repurchase price $1,431,000. collateralized by U.S. Treasury Note, maturing 11/15/2024; total market value of $1,463,938	$1,431,000	1,431,000
Total Repurchase Agreement		1,431,000
Total Investments (Cost $22,732,355) (c)—101.3%		22,837,255

Liabilities in excess of other assets—(1.3)%		(287,563)
Net Assets—100.0%		$22,549,692

(a)	Investment in affiliate.
(b)	Non-income producing security.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
ETF	Exchange-Traded Fund
REIT	Real Estate Investment Trust

See accompanying Notes to Financial Statements.

2015 Annual Report

19

Statements of Assets and Liabilities

October 31, 2015

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
Assets:
Investments, at value	$119,270,479	$16,541,934	$14,005,749
Investments in affiliates, at value	23,419,812	5,379,783	7,400,506
Repurchase agreements, at value	6,419,000	438,000	1,431,000

Total investments	149,109,291	22,359,717	22,837,255

Cash	967	292	195
Receivable for investments sold	730,132	126,804	–
Dividends receivable	72,473	–	8,991
Receivable from Adviser	45,819	12,382	13,453
Receivable for capital shares issued	19,587	1,862	1,085
Prepaid expenses	37,779	32,514	32,339

Total assets	150,016,048	22,533,571	22,893,318

Liabilities:
Payable for investments purchased	77,440	–	307,545
Payable for capital shares redeemed	205,047	41,577	9
Accrued expenses and other payables:
Distribution fees	20,605	13,703	11,932
Transfer agent fees	20,103	4,290	5,377
Investment advisory fees	19,831	2,847	2,861
Audit fees	7,936	7,936	7,936
Printing fees	10,718	5,580	4,015
Administration fees	10,577	1,518	1,526
Legal fees	3,637	514	517
Administrative services fees	2,911	344	631
Fund accounting fees	2,376	346	350
Custodian fees	850	340	310
Other	5,083	596	617

Total liabilities	387,114	79,591	343,626

Net Assets	$149,628,934	$22,453,980	$22,549,692

Cost:
Investments	$120,404,443	$16,866,859	$13,523,929
Investments in affiliates	24,114,972	5,783,702	7,777,426
Repurchase agreements	6,419,000	438,000	1,431,000

Represented by:
Capital	$171,784,119	$22,962,464	$23,097,656
Accumulated net investment income/(loss)	158,222	51,775	42,000
Accumulated net realized gain/(loss) from investments	(20,484,283)	168,585	(694,864)
Net unrealized appreciation/(depreciation) on investments	(1,829,124)	(728,844)	104,900

Net Assets	$149,628,934	$22,453,980	$22,549,692

Net Assets:
Class A Shares	$27,237,693	$6,290,669	$8,676,804
Class C Shares	16,739,578	14,396,385	11,686,707
Class R Shares	1,341,057	420,907	501,299
Institutional Service Class Shares	19,112	31,603	10,067
Institutional Class Shares	104,291,494	1,314,416	1,674,815

Total	$149,628,934	$22,453,980	$22,549,692

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

20

Statements of Assets and Liabilities (concluded)

October 31, 2015

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	2,125,306	536,110	674,451
Class C Shares	1,357,744	1,254,931	927,208
Class R Shares	105,461	36,247	39,209
Institutional Service Class Shares	1,477	2,697	786
Institutional Class Shares	8,066,037	112,133	130,700

Total	11,656,025	1,942,118	1,772,354

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$12.82	$11.73	$12.86
Class C Shares	$12.33	$11.47	$12.60
Class R Shares	$12.72	$11.61	$12.79
Institutional Service Class Shares	$12.94	$11.72	$12.81
Institutional Class Shares	$12.93	$11.72	$12.81
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$13.60	$12.45	$13.64
Maximum Sales Charge:
Class A Shares	5.75%	5.75%	5.75%

See accompanying Notes to Financial Statements.

2015 Annual Report

21

Statements of Operations

For the Year Ended October 31, 2015

	Aberdeen Diversified Alternatives Fund	Aberdeen Diversified Income Fund	Aberdeen Dynamic Allocation Fund
INVESTMENT INCOME:
Dividend income	$2,703,928	$672,203	$580,838
Dividend income from affiliates	60,431	205,930	152,487

	2,764,359	878,133	733,325

Expenses:
Investment advisory fees	221,358	36,765	36,389
Administration fees	118,058	19,608	19,407
Distribution fees Class A	78,580	17,403	23,520
Distribution fees Class C	176,536	152,071	126,517
Distribution fees Class R	3,876	1,806	2,359
Administrative services fees Class A	22,398	1,766	2,538
Administrative services fees Class R	889	837	995
Fund accounting fees	13,123	2,166	2,149
Transfer agent fees	182,069	39,551	48,190
Trustee fees	9,741	1,593	1,584
Legal fees	8,706	1,409	1,399
Printing fees	35,743	17,185	15,753
Custodian fees	9,523	3,466	3,408
Registration and filing fees	67,393	62,142	62,456
Audit fees	24,477	24,477	24,477
Other	20,556	6,474	6,227

Total operating expenses before reimbursed/waived expenses, excluding interest expense	993,026	388,719	377,368

Interest expense (Note 10)	–	2	–
Expenses reimbursed/waived by investment advisor	(341,817)	(153,561)	(160,791)

Net expenses	651,209	235,160	216,577

Net Investment Income	2,113,150	642,973	516,748

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain distributions from underlying affiliated funds	1,135,640	56,200	80,276
Realized gain distributions from underlying non-affiliated funds	1,635,209	19,241	155,892
Realized gain/(loss) from investment transactions from affiliated funds	(499,524)	(408,385)	6,251
Realized gain/(loss) from investment transactions from non-affiliated funds	(3,197,345)	544,355	1,107,882

Net realized gain/(loss) from investments	(926,020)	211,411	1,350,301

Net change in unrealized appreciation/(depreciation) on investment transactions	(4,579,696)	(1,513,578)	(2,131,227)

Net realized/unrealized (loss) from investments	(5,505,716)	(1,302,167)	(780,926)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(3,392,566)	$(659,194)	$(264,178)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

22

Statements of Changes in Net Assets

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$2,113,150	$206,289	$642,973	$693,992	$516,748	$300,259
Net realized gain/(loss) from investments	(926,020)	1,857,848	211,411	2,239,081	1,350,301	1,310,902
Net change in unrealized appreciation/(depreciation) on investments	(4,579,696)	1,158,420	(1,513,578)	(1,247,495)	(2,131,227)	242,727

Changes in net assets resulting from operations	(3,392,566)	3,222,557	(659,194)	1,685,578	(264,178)	1,853,888

Distributions to Shareholders From:
Net investment income:
Class A	(551,092)	(80,959)	(207,023)	(287,000)	(233,946)	(159,098)
Class C	(345,029)	(49,661)	(372,688)	(479,010)	(252,553)	(124,077)
Class R	(9,146)	(3,156)	(11,199)	(12,297)	(10,233)	(5,096)
Institutional Service Class	(309)	(170)	(944)	(434)	(420)	(216)
Institutional Class	(1,946,934)	(153,831)	(59,239)	(83,432)	(48,674)	(23,269)
Net realized gains:
Class A	–	–	(351,054)	–	–	–
Class C	–	–	(711,126)	–	–	–
Class R	–	–	(19,693)	–	–	–
Institutional Service Class	–	–	(550)	–	–	–
Institutional Class	–	–	(102,209)	–	–	–

Change in net assets from shareholder distributions	(2,852,510)	(287,777)	(1,835,725)	(862,173)	(545,826)	(311,756)

Common Stock Transactions:
Change in net assets from capital transactions	52,268,213	78,425,759	(257,827)	(4,149,223)	(1,057,167)	(3,824,091)

Change in net assets	46,023,137	81,360,539	(2,752,746)	(3,325,818)	(1,867,171)	(2,281,959)

Net Assets:
Beginning of year	103,605,797	22,245,258	25,206,726	28,532,544	24,416,863	26,698,822

End of year	$149,628,934	$103,605,797	$22,453,980	$25,206,726	$22,549,692	$24,416,863

Accumulated net investment income at end of year	$158,222	$75,832	$51,775	$89,624	$42,000	$35,140

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Annual Report

23

Statements of Changes in Net Assets (continued)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$26,509,629	$17,851,513	$807,811	$1,001,286	$819,802	$1,445,024
Dividends reinvested	477,065	55,849	405,007	207,089	170,961	123,088
Cost of shares redeemed	(19,956,837)	(3,001,757)	(1,755,141)	(2,274,714)	(1,527,901)	(2,585,883)

Total Class A	7,029,857	14,905,605	(542,323)	(1,066,339)	(537,138)	(1,017,771)

Class C Shares
Proceeds from shares issued	5,654,893	5,004,878	3,584,256	1,197,980	792,192	460,513
Dividends reinvested	172,265	23,058	652,281	285,644	150,724	70,030
Cost of shares redeemed	(3,846,485)	(2,600,681)	(3,204,459)	(4,908,566)	(1,763,800)	(3,575,862)

Total Class C	1,980,673	2,427,255	1,032,078	(3,424,942)	(820,884)	(3,045,319)

Class R Shares
Proceeds from shares issued	1,453,268	206,931	305,861	31,161	84,055	87,694
Dividends reinvested	3,837	–	15,600	7,492	8,513	4,318
Cost of shares redeemed	(428,413)	(244,859)	(277,395)	(30,361)	(30,042)	(68,465)

Total Class R	1,028,692	(37,928)	44,066	8,292	62,526	23,547

Institutional Service Class Shares
Proceeds from shares issued	19,369	–	32,059	–	10,493	–
Dividends reinvested	309	170	1,494	434	420	216
Cost of shares redeemed	(11,501)	–	(11,126)	–	(11,644)	–

Total Institutional Service Class	8,177	170	22,427	434	(731)	216

Institutional Class Shares
Proceeds from shares issued	82,724,806	68,619,815	304,986	798,364	831,443	837,085
Dividends reinvested	1,756,493	113,872	138,379	70,891	30,997	16,341
Cost of shares redeemed	(42,260,485)	(7,603,030)	(1,257,440)	(535,923)	(623,380)	(638,190)

Total Institutional Class	42,220,814	61,130,657	(814,075)	333,332	239,060	215,236

Change in net assets from capital transactions:	$52,268,213	$78,425,759	$(257,827)	$(4,149,223)	$(1,057,167)	$(3,824,091)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

24

Statements of Changes in Net Assets (concluded)

	Aberdeen Diversified Alternatives Fund		Aberdeen Diversified Income Fund		Aberdeen Dynamic Allocation Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A Shares
Issued	2,001,090	1,361,008	66,395	78,994	61,066	112,205
Reinvested	36,261	4,344	33,481	16,389	12,913	9,474
Redeemed	(1,534,103)	(229,073)	(144,205)	(179,245)	(114,313)	(201,191)

Total Class A Shares	503,248	1,136,279	(44,329)	(83,862)	(40,334)	(79,512)

Class C Shares
Issued	442,785	391,108	298,388	97,141	59,807	36,493
Reinvested	13,532	1,846	55,138	23,065	11,605	5,493
Redeemed	(305,861)	(206,022)	(268,053)	(394,559)	(135,259)	(282,250)

Total Class C Shares	150,456	186,932	85,473	(274,353)	(63,847)	(240,264)

Class R Shares
Issued	111,742	15,795	26,479	2,467	6,488	6,783
Reinvested	295	–	1,292	596	647	333
Redeemed	(32,884)	(19,056)	(23,164)	(2,435)	(2,223)	(5,420)

Total Class R Shares	79,153	(3,261)	4,607	628	4,912	1,696

Institutional Service Class Shares
Issued	1,472	–	2,639	–	772	–
Reinvested	23	13	125	35	32	17
Redeemed	(888)	–	(958)	–	(915)	–

Total Institutional Service Class Shares	607	13	1,806	35	(111)	17

Institutional Class Shares
Issued	6,240,242	5,231,802	24,311	61,922	62,755	64,327
Reinvested	133,210	8,543	11,443	5,595	2,348	1,259
Redeemed	(3,226,701)	(576,933)	(103,936)	(42,662)	(48,140)	(50,024)

Total Institutional Class Shares	3,146,751	4,663,412	(68,182)	24,855	16,963	15,562

Total change in shares:	3,880,215	5,983,375	(20,625)	(332,697)	(82,417)	(302,501)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Annual Report

25

Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (Loss) (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Investment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$13.32	$0.17	$(0.39)	$(0.22)	$(0.28)	$(0.28)	$12.82
Year Ended October 31, 2014	12.63	0.05	0.79	0.84	(0.15)	(0.15)	13.32
Year Ended October 31, 2013	11.64	0.12	1.01	1.13	(0.14)	(0.14)	12.63
Year Ended October 31, 2012	10.93	0.18	0.70	0.88	(0.17)	(0.17)	11.64
Year Ended October 31, 2011	11.31	0.21	(0.38)	(0.17)	(0.21)	(0.21)	10.93
Class C Shares
Year Ended October 31, 2015	12.89	0.10	(0.39)	(0.29)	(0.27)	(0.27)	12.33
Year Ended October 31, 2014	12.22	(0.05)	0.77	0.72	(0.05)	(0.05)	12.89
Year Ended October 31, 2013	11.33	0.03	0.97	1.00	(0.11)	(0.11)	12.22
Year Ended October 31, 2012	10.67	0.10	0.68	0.78	(0.12)	(0.12)	11.33
Year Ended October 31, 2011	11.03	0.14	(0.37)	(0.23)	(0.13)	(0.13)	10.67
Class R Shares
Year Ended October 31, 2015	13.25	0.11	(0.36)	(0.25)	(0.28)	(0.28)	12.72
Year Ended October 31, 2014	12.56	0.02	0.78	0.80	(0.11)	(0.11)	13.25
Year Ended October 31, 2013	11.61	0.06	1.01	1.07	(0.12)	(0.12)	12.56
Year Ended October 31, 2012	10.90	0.14	0.71	0.85	(0.14)	(0.14)	11.61
Year Ended October 31, 2011	11.26	0.21	(0.42)	(0.21)	(0.15)	(0.15)	10.90
Institutional Service Class Shares
Year Ended October 31, 2015	13.44	0.20	(0.38)	(0.18)	(0.32)	(0.32)	12.94
Year Ended October 31, 2014	12.75	0.09	0.80	0.89	(0.20)	(0.20)	13.44
Year Ended October 31, 2013	11.73	0.15	1.02	1.17	(0.15)	(0.15)	12.75
Period from September 24, 2012 through October 31, 2012(h)(j)	11.81	0.01	(0.09)	(0.08)	–	–	11.73
Period from November 1, 2008 through April 22, 2009(g)(h)	8.50	0.01	(0.66)	(0.65)	(0.03)	(0.03)	7.82
Institutional Class Shares
Year Ended October 31, 2015	13.43	0.21	(0.39)	(0.18)	(0.32)	(0.32)	12.93
Year Ended October 31, 2014	12.75	0.08	0.80	0.88	(0.20)	(0.20)	13.43
Year Ended October 31, 2013	11.73	0.15	1.02	1.17	(0.15)	(0.15)	12.75
Year Ended October 31, 2012	11.00	0.22	0.71	0.93	(0.20)	(0.20)	11.73
Year Ended October 31, 2011	11.38	0.25	(0.39)	(0.14)	(0.24)	(0.24)	11.00

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

26

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Alternatives Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Net Investment Income (Loss) to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/ Waivers) to Average Net Assets (d)(e)	Portfolio Turnover (f)

(1.68%)		$27,238	0.57%	1.31%	0.80%	78.72%
6.70%		21,608	0.52%	0.36%	0.88%	54.26%
9.76%		6,135	0.52%	1.02%	1.20%	47.20%
8.14%		6,418	0.52%	1.65%	1.14%	51.62%
(1.52%)		7,624	0.51%	1.85%	1.03%	26.76%

(2.35%)		16,740	1.25%	0.79%	1.48%	78.72%
5.91%		15,565	1.25%	(0.36%)	1.61%	54.26%
8.91%		12,467	1.25%	0.26%	1.93%	47.20%
7.39%		13,368	1.25%	0.93%	1.87%	51.62%
(2.14%)		16,828	1.25%	1.27%	1.77%	26.76%

(1.98%)		1,341	0.87%	0.81%	1.10%	78.72%
6.37	%(i)	348	0.83%	0.14%	1.19%	54.26%
9.32	%(i)	371	0.88%	0.51%	1.56%	47.20%
7.85	%(i)	277	0.91%	1.22%	1.53%	51.62%
(1.77%)		254	0.79%	1.80%	1.32%	26.76%

(1.38%)		19	0.25%	1.54%	0.48%	78.72%
7.02%		12	0.25%	0.65%	0.61%	54.26%
10.03%		11	0.25%	1.22%	0.93%	47.20%
(0.68%)		10	0.25%	0.56%	0.87%	51.62%
(7.67%)		1	0.25%	0.17%	1.39%	7.39%

(1.38%)		104,291	0.25%	1.59%	0.48%	78.72%
6.94%		66,073	0.25%	0.58%	0.61%	54.26%
10.03%		3,261	0.25%	1.19%	0.93%	47.20%
8.54	%(i)	2,970	0.25%	1.95%	0.87%	51.62%
(1.17%)		3,032	0.25%	2.15%	0.77%	26.76%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	See Note 5 for Financial Highlights information prior to year ended October 31, 2009.
(h)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(j)	For the period from September 24, 2012 (commencement of operations) through October 31, 2012.

2015 Annual Report

27

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Investment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$12.99	$0.38	$(0.65)	$(0.27)	$(0.37)	$(0.62)	$(0.99)	$11.73
Year Ended October 31, 2014	12.58	0.39	0.48	0.87	(0.46)	–	(0.46)	12.99
Year Ended October 31, 2013	12.03	0.35	0.56	0.91	(0.36)	–	(0.36)	12.58
Year Ended October 31, 2012	11.39	0.25	0.62	0.87	(0.23)	–	(0.23)	12.03
Year Ended October 31, 2011	11.42	0.23	(0.03)	0.20	(0.23)	–	(0.23)	11.39
Class C Shares
Year Ended October 31, 2015	12.75	0.28	(0.64)	(0.36)	(0.30)	(0.62)	(0.92)	11.47
Year Ended October 31, 2014	12.35	0.29	0.48	0.77	(0.37)	–	(0.37)	12.75
Year Ended October 31, 2013	11.81	0.25	0.56	0.81	(0.27)	–	(0.27)	12.35
Year Ended October 31, 2012	11.18	0.17	0.61	0.78	(0.15)	–	(0.15)	11.81
Year Ended October 31, 2011	11.22	0.15	(0.05)	0.10	(0.14)	–	(0.14)	11.18
Class R Shares
Year Ended October 31, 2015	12.90	0.32	(0.66)	(0.34)	(0.33)	(0.62)	(0.95)	11.61
Year Ended October 31, 2014	12.49	0.33	0.49	0.82	(0.41)	–	(0.41)	12.90
Year Ended October 31, 2013	11.94	0.29	0.57	0.86	(0.31)	–	(0.31)	12.49
Year Ended October 31, 2012	11.31	0.19	0.62	0.81	(0.18)	–	(0.18)	11.94
Year Ended October 31, 2011	11.34	0.20	(0.06)	0.14	(0.17)	–	(0.17)	11.31
Institutional Service Class Shares
Year Ended October 31, 2015	12.97	0.38	(0.61)	(0.23)	(0.40)	(0.62)	(1.02)	11.72
Year Ended October 31, 2014	12.57	0.42	0.48	0.90	(0.50)	–	(0.50)	12.97
Year Ended October 31, 2013	12.01	0.39	0.57	0.96	(0.40)	–	(0.40)	12.57
Period from September 24, 2012 through October 31, 2012(i)(k)	12.06	0.03	(0.08)	(0.05)	–	–	–	12.01
Period from November 1, 2008 through April 22, 2009(i)(j)	8.77	0.06	(0.24)	(0.18)	(0.08)	–	(0.08)	8.51
Institutional Class Shares
Year Ended October 31, 2015	12.97	0.40	(0.63)	(0.23)	(0.40)	(0.62)	(1.02)	11.72
Year Ended October 31, 2014	12.56	0.42	0.49	0.91	(0.50)	–	(0.50)	12.97
Year Ended October 31, 2013	12.01	0.38	0.57	0.95	(0.40)	–	(0.40)	12.56
Year Ended October 31, 2012	11.38	0.28	0.61	0.89	(0.26)	–	(0.26)	12.01
Year Ended October 31, 2011	11.41	0.26	(0.03)	0.23	(0.26)	–	(0.26)	11.38

(a)	Net investment income is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

28

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Diversified Income Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/ Waivers) to Average Net Assets (d)(e)		Portfolio Turnover (f)

(2.21%)		$6,291	0.53%	3.07%	1.16	%(g)	50.74%
7.10%		7,542	0.51%	3.06%	1.08%		29.19%
7.69%		8,357	0.53%	2.82%	1.00%		37.01%
7.73	%(h)	10,538	0.53%	2.15%	1.00%		65.34%
1.71%		9,220	0.53%	1.99%	0.92%		26.55%

(2.96%)		14,396	1.25%	2.33%	1.88	%(g)	50.74%
6.34	%(h)	14,906	1.25%	2.31%	1.82%		29.19%
6.96	%(h)	17,824	1.25%	2.09%	1.72%		37.01%
7.01	%(h)	22,488	1.25%	1.45%	1.72%		65.34%
1.01%		20,388	1.25%	1.27%	1.65%		26.55%

(2.75%)		421	0.98%	2.64%	1.61	%(g)	50.74%
6.66%		408	0.97%	2.58%	1.54%		29.19%
7.29%		387	0.96%	2.39%	1.43%		37.01%
7.20%		384	0.99%	1.63%	1.46%		65.34%
1.26%		410	0.87%	1.77%	1.27%		26.55%

(1.91%)		32	0.25%	3.16%	0.88	%(g)	50.74%
7.32	%(h)	12	0.25%	3.31%	0.82%		29.19%
8.10	%(h)	11	0.25%	3.10%	0.72%		37.01%
(0.41	%)(h)	10	0.25%	2.52%	0.72%		65.34%
(1.99%)		1	0.25%	1.50%	0.95%		32.11%

(1.91%)		1,314	0.25%	3.30%	0.88	%(g)	50.74%
7.40%		2,339	0.25%	3.32%	0.82%		29.19%
8.01%		1,953	0.25%	3.10%	0.72%		37.01%
7.95%		1,756	0.25%	2.39%	0.72%		65.34%
2.00%		1,027	0.25%	2.25%	0.64%		26.55%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	Includes interest expense that amounts to less than 0.01%.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(i)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(j)	See Note 5 for Financial Highlights information prior to year ended October 31, 2009.
(k)	For the period from September 24, 2012 (commencement of operations) through October 31, 2012.

2015 Annual Report

29

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Investment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$13.30	$0.33	$(0.43)	$(0.10)	$(0.34)	$(0.34)	$12.86
Year Ended October 31, 2014	12.51	0.20	0.80	1.00	(0.21)	(0.21)	13.30
Year Ended October 31, 2013	11.52	0.17	1.01	1.18	(0.19)	(0.19)	12.51
Year Ended October 31, 2012	10.87	0.21	0.64	0.85	(0.20)	(0.20)	11.52
Year Ended October 31, 2011	10.88	0.20	(0.03)	0.17	(0.18)	(0.18)	10.87
Class C Shares
Year Ended October 31, 2015	13.06	0.23	(0.43)	(0.20)	(0.26)	(0.26)	12.60
Year Ended October 31, 2014	12.28	0.11	0.78	0.89	(0.11)	(0.11)	13.06
Year Ended October 31, 2013	11.32	0.08	1.00	1.08	(0.12)	(0.12)	12.28
Year Ended October 31, 2012	10.69	0.13	0.62	0.75	(0.12)	(0.12)	11.32
Year Ended October 31, 2011	10.72	0.12	(0.03)	0.09	(0.12)	(0.12)	10.69
Class R Shares
Year Ended October 31, 2015	13.23	0.27	(0.42)	(0.15)	(0.29)	(0.29)	12.79
Year Ended October 31, 2014	12.45	0.15	0.78	0.93	(0.15)	(0.15)	13.23
Year Ended October 31, 2013	11.47	0.12	1.02	1.14	(0.16)	(0.16)	12.45
Year Ended October 31, 2012	10.83	0.15	0.66	0.81	(0.17)	(0.17)	11.47
Year Ended October 31, 2011	10.83	0.14	0.01	0.15	(0.15)	(0.15)	10.83
Institutional Service Class Shares
Year Ended October 31, 2015	13.24	0.34	(0.40)	(0.06)	(0.37)	(0.37)	12.81
Year Ended October 31, 2014	12.46	0.24	0.78	1.02	(0.24)	(0.24)	13.24
Year Ended October 31, 2013	11.47	0.20	1.02	1.22	(0.23)	(0.23)	12.46
Period from September 24, 2012 through October 31, 2012(h)(j)	11.58	0.01	(0.12)	(0.11)	–	–	11.47
Period from November 1, 2008 through April 22, 2009(h)(i)	8.16	0.03	(0.45)	(0.42)	(0.06)	(0.06)	7.68
Institutional Class Shares
Year Ended October 31, 2015	13.24	0.36	(0.42)	(0.06)	(0.37)	(0.37)	12.81
Year Ended October 31, 2014	12.46	0.24	0.78	1.02	(0.24)	(0.24)	13.24
Year Ended October 31, 2013	11.47	0.19	1.03	1.22	(0.23)	(0.23)	12.46
Year Ended October 31, 2012	10.83	0.19	0.68	0.87	(0.23)	(0.23)	11.47
Year Ended October 31, 2011	10.92	0.20	(0.08)	0.12	(0.21)	(0.21)	10.83

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

30

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Dynamic Allocation Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements/ Waivers) to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements/ Waivers) to Average Net Assets (d)(e)	Portfolio Turnover (f)

(0.82%)		$8,677	0.53%	2.50%	1.19%	40.49%
8.03%		9,506	0.52%	1.58%	1.16%	52.34%
10.35%		9,937	0.52%	1.44%	1.07%	67.49%
7.93	%(g)	11,682	0.53%	1.90%	1.08%	60.45%
1.67%		10,755	0.54%	1.83%	1.00%	20.14%

(1.55%)		11,687	1.25%	1.78%	1.91%	40.49%
7.28%		12,939	1.25%	0.85%	1.89%	52.34%
9.58%		15,123	1.25%	0.71%	1.80%	67.49%
7.10%		16,890	1.25%	1.18%	1.80%	60.45%
0.95%		15,009	1.25%	1.12%	1.72%	20.14%

(1.16%)		501	0.96%	2.04%	1.62%	40.49%
7.52%		454	0.95%	1.15%	1.59%	52.34%
9.99%		406	0.92%	1.02%	1.47%	67.49%
7.55%		288	0.89%	1.38%	1.44%	60.45%
1.42%		28	0.79%	1.23%	1.26%	20.14%

(0.53	%)(g)	10	0.25%	2.56%	0.91%	40.49%
8.36%		12	0.25%	1.85%	0.89%	52.34%
10.72%		11	0.25%	1.68%	0.80%	67.49%
(0.95%)		10	0.25%	1.13%	0.80%	60.45%
(5.19%)		1	0.25%	1.54%	1.19%	27.48%

(0.53%)		1,675	0.25%	2.73%	0.91%	40.49%
8.28%		1,506	0.25%	1.86%	0.89%	52.34%
10.72%		1,223	0.25%	1.62%	0.80%	67.49%
8.18%		596	0.25%	1.65%	0.80%	60.45%
1.40%		8	0.25%	1.83%	0.72%	20.14%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(h)	There were no shareholders in the class for the period from April 23, 2009 through September 23, 2012. The financial highlights information presented is for two separate periods of time when shareholders were invested in the class.
(i)	See Note 5 for Financial Highlights information prior to year ended October 31, 2009.
(j)	For the period from September 24, 2012 (commencement of operations) through October 31, 2012.

2015 Annual Report

31

Notes to Financial Statements

October 31, 2015

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2015, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2015, the Trust operated twenty-four (24) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the three (3) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Diversified Alternatives Fund (“Diversified Alternatives Fund”)
–	Aberdeen Diversified Income Fund (“Diversified Income Fund”)
–	Aberdeen Dynamic Allocation Fund (“Dynamic Allocation Fund”)

Each of the Funds is operated as a “fund of funds,” which means that each of these Funds pursues its investment objective primarily by allocating its investments among other affiliated and unaffiliated mutual funds and exchange traded funds (“Underlying Funds”).

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Trust’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Equity securities that are traded on an exchange are valued at the last quoted sale price on the principal exchange on which the security is traded at the “Valuation Time” subject to application, when appropriate, of the valuation factors described in the paragraph below. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). In the absence of a sale price, the security is valued at the mean of the bid/ask price quoted at the close on the principal exchange on which the security is traded. Securities traded on NASDAQ are valued at the NASDAQ official closing price. Open-end mutual funds are valued at the respective net asset value as reported by such company. The prospectuses for the registered open-end management investment companies in which a Fund invests explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing. Closed-end funds and exchange-traded funds (“ETFs”) are valued at the market price of the security at the Valuation Time. A security using any of these pricing methodologies is determined to be a Level 1 investment.

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Valuation Time), the security is valued at fair value as determined by a pricing committee (“Pricing Committee”), taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Trust’s Board of Trustees (the “Board”). A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for similar assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

Annual Report 2015

32

Notes to Financial Statements (continued)

October 31, 2015

The three-level hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for similar investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The following is a summary of the inputs used as of October 31, 2015 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Diversified Alternatives Fund
Investments in Securities
Mutual Funds	130,086,346	–	–	130,086,346
Exchange Traded Funds	12,603,945	–	–	12,603,945
Repurchase Agreement	–	6,419,000	–	6,419,000

	142,690,291	6,419,000	–	149,109,291

Diversified Income Fund
Investments in Securities
Mutual Funds	14,416,687	–	–	14,416,687
Exchange Traded Funds	7,505,030	–	–	7,505,030
Repurchase Agreement	–	438,000	–	438,000

	21,921,717	438,000	–	22,359,717

Dynamic Allocation Fund
Investments in Securities
Mutual Funds	13,183,693	–	–	13,183,693
Exchange Traded Funds	8,222,562	–	–	8,222,562
Repurchase Agreement	–	1,431,000	–	1,431,000

	21,406,255	1,431,000	–	22,837,255

Amounts listed as “–” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. During the year ended October 31, 2015, there were no transfers between Levels. For the fiscal year ended October 31, 2015, there were no significant changes to the fair valuation methodologies.

b.	Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the Statements of Investments.

c.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of

2015 Annual Report

33

Notes to Financial Statements (continued)

October 31, 2015

U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

d.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

e.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for all Funds. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

f.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board. Under the terms of the Investment Advisory Agreement, each Fund pays Aberdeen an annual management fee paid monthly of 0.15% based on the Funds’ average daily net assets, paid monthly.

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses to 0.25% for all classes of the Funds from exceeding the amounts listed. This contractual limitation may not be terminated before February 29, 2016 without the approval of the Board of Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses.

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made. However, no reimbursement will be made for fees waived unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

Annual Report 2015

34

Notes to Financial Statements (continued)

October 31, 2015

As of October 31, 2015, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2013 (Expires 10/31/16)	Amount Fiscal Year 2014 (Expires 10/31/17)	Amount Fiscal Year 2015 (Expires 10/31/18)	Total*
Diversified Alternatives Fund	$145,450	$218,423	$341,817	$705,690
Diversified Income Fund	142,909	151,342	153,561	447,812
Dynamic Allocation Fund	141,863	162,128	160,791	464,782

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which it had previously reimbursed the Funds. Accordingly, at October 31, 2015, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

b.	Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Funds pay Aberdeen a combined annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of Funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company provides sub-administration services with respect to the Funds.

c.	Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares. The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares
Diversified Alternatives Fund	0.25%	1.00%	0.50%
Diversified Income Fund	0.25%	1.00%	0.50%
Dynamic Allocation Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 5.00% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 5.75% and the Distributor or the Adviser may compensate broker dealers or financial intermediaries from its own resources at the rate 1.00% on sales of Class C shares of the Funds, which have a maximum CDSC of 1.00%, (on the CDSC assessed on sales within one year of purchase). For the year ended October 31, 2015, AFD retained commissions of $70,844 from front-end sales charges of Class A shares and $4,522 from CDSC fees from Class C (and certain Class A) shares of the Funds.

d.	Administrative Services

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as any bank, trust company, thrift institution, broker-dealer, insurance company, or other financial institution, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares

2015 Annual Report

35

Notes to Financial Statements (continued)

October 31, 2015

of the series of the Trust (as applicable). These fees are based on an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the year ended October 31, 2015 was as follows:

Fund	Amount
Diversified Alternatives Fund	$23,287
Diversified Income Fund	2,603
Dynamic Allocation Fund	3,533

The Funds may pay and/or reimburse transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board. These fees may be in addition to Rule 12b-1 fees and Administrative Services fees. Transfer agent out-of-pocket expenses generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

4. Investment Transactions

Purchases and sales of Underlying Funds for the year ended October 31, 2015, were as follows:

Fund	Purchases	Sales
Diversified Alternatives Fund	$159,655,475	$109,880,648
Diversified Income Fund	11,978,573	15,035,174
Dynamic Allocation Fund	9,429,253	11,588,277

A summary of the Funds’ investments in securities of affiliated issuers for the year ended October 31, 2015 is set forth below:

Diversified Alternatives Fund

Fund	10/31/2014 Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	10/31/2015 Share Balance	10/31/2015 Market Value
Aberdeen Global High Income Fund	212,963	$8,668	$2,169,758	$(76,170)	$8,668	–	$–
Aberdeen Equity Long-Short Fund	433,337	15,896,789	2,230,221	(203,535)	1,135,640	1,719,759	18,298,235
Aberdeen Asia Bond Fund	411,229	5,778,490	4,700,297	(219,819)	51,763	524,752	5,121,577
Total		21,683,947	9,100,276	(499,524)	1,196,071		23,419,812

(1)	Distributions received includes both Income and Gains Distributions, if any.

Diversified Income Fund

Fund	10/31/2014 Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	10/31/2015 Share Balance	10/31/2015 Market Value
Aberdeen Core Fixed Income Fund	145,262	$62,582	$1,627,595	$(8,509)	$64,623	–	$–
Aberdeen Emerging Markets Debt Local Currency Fund	116,058	–	1,062,690	(63,432)	–	–	–
Aberdeen Emerging Markets Fund	48,119	73,520	789,868	(63,914)	19,327	–	–
Aberdeen High Yield Fund	193,781	28,278	2,003,673	(266,513)	28,278	–	–
Aberdeen International Equity Fund	81,294	141,905	342,460	14,326	21,215	66,230	849,069
Aberdeen Asia Bond Fund	139,646	81,828	341,614	(9,727)	18,870	114,621	1,118,700
Aberdeen Global High Income Fund	–	3,236,544	1,015,777	(4,059)	87,076	240,442	2,036,547
Aberdeen Total Return Bond Fund	–	1,623,884	212,370	(6,557)	22,741	104,678	1,375,467
Total		5,248,541	7,396,047	(408,385)	262,130		5,379,783

(1)	Distributions received includes both Income and Gains Distributions, if any.

Annual Report 2015

36

Notes to Financial Statements (continued)

October 31, 2015

Dynamic Allocation Fund

Fund	10/31/2014 Share Balance	Purchase Cost	Sales Cost	Realized Gain (Loss)	Distributions Received(1)	10/31/2015 Share Balance	10/31/2015 Market Value
Aberdeen Asia-Pacific Smaller Companies Fund	72,925	$–	$807,350	$(84,661)	$–	–	$–
Aberdeen Core Fixed Income Fund	117,838	50,767	1,353,924	(40,503)	52,422	–	–
Aberdeen Emerging Markets Fund	50,407	95,775	–	–	31,459	58,043	709,866
Aberdeen International Equity Fund	144,849	99,608	929,875	(28,263)	28,530	90,794	1,163,985
Aberdeen Small Cap Fund	60,900	1,011,857	522,965	160,165	–	73,323	2,043,499
Aberdeen Asia Bond Fund	121,408	15,220	246,507	(487)	15,220	98,613	962,463
Aberdeen Global High Income Fund	98,953	85,515	–	–	85,515	108,342	917,659
Aberdeen Total Return Bond Fund	–	1,634,670	–	–	19,617	121,997	1,603,034
Total		2,993,412	3,860,621	6,251	232,763		7,400,506

(1)	Distributions received includes both Income and Gains Distributions, if any.

5. Financial Highlights

The Financial Highlights of the Institutional Service Class, which were audited by other auditors and whose reports were unqualified, for each of the Diversified Alternatives Fund, Diversified Income Fund and Dynamic Allocation Fund prior to fiscal year end October 31, 2009 were as follows:

Diversified Alternatives Fund

	Investment Activities				Distributions					Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gain (Loss)	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbur- sements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008	$15.43	0.62	(5.80)	(5.18)	(0.86)	(0.79)	(0.10)	(1.75)	$8.50	(37.39%	)	$3	0.24%	0.70%	0.68%	46.75%
Year Ended October 31, 2007(f)	$13.24	0.14	2.66	2.80	(0.47)	(0.14)	–	(0.61)	$15.43	21.90%		$2	0.24%	1.01%	0.46%	24.54%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts designated as “–” are $0 or round to $0.

Diversified Income Fund

	Investment Activities				Distributions					Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gain (Loss)	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbur- sements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008	$13.02	0.34	(3.16)	(2.82)	(0.68)	(0.74)	(0.01)	(1.43)	$8.77	(24.08%	)	$1	0.26%	2.56%	0.56%	53.11%
Year Ended October 31, 2007(f)	$11.84	0.27	1.49	1.76	(0.40)	(0.18)	–	(0.58)	$13.02	15.35%		$1	0.25%	2.22%	0.60%	70.87%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.

2015 Annual Report

37

Notes to Financial Statements (continued)

October 31, 2015

(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts designated as “–” are $0 or round to $0.

Dynamic Allocation Fund

	Investment Activities				Distributions					Ratios / Supplemental Data
	Net Asset Value, Beginning of Period	Net Investment Income (Loss)	Net Realized and Unrealized Gain (Loss) on Investments	Total from Investment Activities	Net Investment Income	Net Realized Gain (Loss)	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period	Total Return (a)(b)		Net Assets at End of Period (000’s)	Ratio of Expenses to Average Net Assets (c)	Ratio of Net Investment Income (Loss) to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbur- sements) to Average Net Assets (c)(d)	Portfolio Turnover (e)
Year Ended October 31, 2008(f)	$13.86	0.29	(4.15)	(3.86)	(0.84)	(0.95)	(0.05)	(1.84)	$8.16	(31.66%	)	$1	0.25%	1.71%	0.71%	44.74%
Year Ended October 31, 2007(f)	$12.23	0.19	2.06	2.25	(0.39)	(0.23)	–	(0.62)	$13.86	19.08%		$2	0.24%	1.52%	0.59%	63.01%

(a)	Excludes sales charge.
(b)	Not annualized for periods less than one year.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts designated as “–” are $0 or round to $0.

6. Portfolio Investment Risks

Principal	Risks of the Funds

a.	Affiliated Funds Risk

The Funds’ Adviser serves as the adviser of certain Underlying Funds. It is possible that a conflict of interest among the Funds and the Underlying Funds could affect how the Funds’ Adviser fulfills its fiduciary duties to each Fund and the Underlying Funds.

b.	Asset Allocation Risk

Each Fund is subject to different levels and combinations of risk, based on its actual allocation among the various asset classes and Underlying Funds. Each Fund will be exposed to risks of the Underlying Funds in which it invests. The Funds will be affected by stock and bond market risks, among others. To the extent a Fund invests in Underlying Funds that expose it to non-traditional or alternative asset classes (which include investments that focus on a specialized asset class e.g. long-short strategies) as well as specific market sectors within a broader asset class, the Fund will be exposed to the increased risk associated with those asset classes. The potential impact of the risks related to an asset class depends on the size of a Fund’s investment allocation to it.

c.	Asset Class Variation Risk

The Underlying Funds invest principally in the securities or investments constituting their asset class. However, under normal market conditions, an Underlying Fund may vary the percentage of its assets in these securities or investments (subject to any applicable regulatory requirements). Depending upon the percentage of securities or investments in a particular asset class held by the Underlying Funds at any given time and the percentage of the Fund’s assets invested in various Underlying Funds, the Fund’s actual exposure to the securities or investments in a particular asset class may vary substantially from its allocation model for that asset class.

d.	Derivatives Risk

Derivatives are speculative and may hurt a Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from a Fund’s derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual securities, and there can be no assurance that the use of this strategy will be successful.

Hedged Exposure Risk – Losses generated by a derivative or practice used by a Fund for hedging purposes should be offset in part by gains on the hedged investment depending on the degree of correlation between the hedging instrument and the assets hedged. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Annual Report 2015

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Notes to Financial Statements (continued)

October 31, 2015

Correlation Risk – The Funds are exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

e.	Exchange-Traded Notes Risk

Certain Funds may invest in exchange-traded notes (ETNs). ETNs are a type of unsecured, unsubordinated debt security that have characteristics and risks similar to those of fixed income securities and trade on a major exchange similar to shares of exchange-traded funds. However, this type of debt security differs from other types of bonds and notes because ETN returns are based upon the performance of a financial asset or market index minus applicable fees, no periodic coupon payments are distributed, and no principal protections exist. The purpose of ETNs is to create a type of security that combines the aspects of both bonds and exchange-traded funds. The value of an ETN may be influenced by time to maturity, level of supply and demand for the ETN, volatility and lack of liquidity in underlying commodities or securities markets, changes in the applicable interest rates, changes in the issuer’s credit rating and economic, legal, political or geographic events that affect the referenced asset or index.

f.	Fund of Funds Risk

Your cost of investing in one of the Funds, as a fund of funds, may be higher than the cost of investing in a mutual fund that only invests directly in individual securities. An Underlying Fund may change its investment objective or policies without a Fund’s approval, which could force the Fund to withdraw its investment from such Underlying Fund at a time that is unfavorable to the Fund. In addition, one Underlying Fund may buy the same securities that another Underlying Fund sells. Therefore, the Fund would indirectly bear the costs of these trades without accomplishing any investment purpose.

g.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause a Fund to have to sell securities or invest additional cash. These transactions may adversely affect a Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of a Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle. For additional information on redemptions, please see the Statement of Changes in Net Assets.

h.	Performance Risk

Each Fund’s investment performance is directly tied to the performance of the Underlying Funds and other investments in which the Fund invests. If one or more of the Underlying Funds fails to meet its investment objective, a Fund’s performance could be negatively affected. There can be no assurance that each Fund or any Underlying Fund will achieve its investment objective.

Principal	Risks of Underlying Funds

a.	Alternative Strategies Risk

Certain Funds invest in Underlying Funds that involve Alternative Strategies Risk. The performance of Underlying Funds that pursue alternative strategies is linked to the performance of highly volatile alternative asset classes (e.g., commodities and currencies) and alternative strategies (e.g., managed futures). To the extent a Fund invests in such Underlying Funds, the Fund’s share price will be exposed to potentially significant fluctuations in value. In addition, Underlying Funds that employ alternative strategies have the risk that anticipated opportunities do not play out as planned, resulting in potentially substantial losses to the Underlying Fund. Furthermore, alternative strategies may employ leverage, involve extensive short positions and/or focus on narrow segments of the market, which may magnify the overall risks and volatility associated with such Underlying Funds’ investments. Depending on the particular alternative strategies used by an Underlying Fund, it may be subject to risks not associated with more traditional investments. These risks may include, but are not limited to, derivatives risk, liquidity risk, credit risk, commodity risk and counterparty risk.

b.	Commodity Risk

Certain Funds invest in Underlying Funds that involve Commodity Risk. The value of commodities may be more volatile than the value of equity securities or debt instruments and their value may be affected by changes in overall market movements, commodity index volatility, changes in interest rates, or factors affecting a particular industry or commodity. The price of a commodity may be affected by demand/supply imbalances in the market for the commodity.

c.	Counterparty and Third Party Risk

Transactions involving a counterparty or third party (other than the issuer of the instrument) are subject to the counterparty’s or third party’s credit risk and ability to perform in accordance with the terms of the transaction.

2015 Annual Report

39

Notes to Financial Statements (continued)

October 31, 2015

d.	Credit Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. High yield bonds (“junk bonds”) may be subject to an increased risk of default, a more limited secondary market than investment grade bonds, and greater price volatility.

e.	Derivatives Risk

Derivatives can be highly volatile and involve risks in addition to the risks of the underlying security. Gains or losses from derivatives can be substantially greater than the derivatives’ original cost and can involve leverage.

f.	Emerging Markets Risk

Emerging market securities are subject to a magnification of the risks that apply to foreign investments; such risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

g.	Floating Rate Loan Risk

Floating rate loans generally are subject to restrictions on resale. Floating rate loans sometimes trade infrequently in the secondary market. As a result, valuing a floating rate loan can be more difficult and buying and selling a floating rate loan at an acceptable price can be more difficult or delayed. Difficulty in selling a floating rate loan can result in a loss. In addition, a floating rate loan may not be fully collateralized which may cause the floating rate loan to decline significantly in value.

h.	Foreign Currency Exposure Risk

The value of foreign currencies relative to the U.S. Dollar fluctuates in response to market, economic, political, regulatory, geopolitical or other conditions. A decline in the value of a foreign currency versus the U.S. Dollar reduces the value in U.S. Dollars of investments denominated in that foreign currency.

i.	Foreign Securities Risk

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments also may involve risks relating to the impact of currency exchange rate fluctuations; such risks may impact an Underlying Fund more greatly to the extent the Underlying Fund does not hedge its currency risk, or hedging techniques used by the Underlying Fund are unsuccessful.

j.	High-Yield Bond and Other Lower-Rated Securities Risk

An Underlying Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Underlying Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

k.	Illiquid Securities Risk

Certain Funds invest in Underlying Funds that hold illiquid securities. Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which the Underlying Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect the Underlying Fund’s value or prevent the Underlying Fund from being able to take advantage of other investment opportunities.

l.	Impact of Large Redemptions and Purchases of Underlying Fund Shares

Occasionally, shareholders of an Underlying Fund may make large redemptions or purchases of the Underlying Fund’s shares, which may cause the Underlying Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Underlying Fund’s performance and increase transaction costs to Underlying Fund shareholders, including the Fund. In addition, large redemption requests may exceed the cash balance of the Underlying Fund and result in credit line borrowing fees and/or overdraft charges to the Underlying Fund until the sale of portfolio securities to cover the redemption request settle. For additional information on redemptions, please see the Statement of Changes in Net Asset.

m.	Interest Rate Risk

Fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Underlying Fund’s, and possibly a Fund’s, net assets. An Underlying Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy

Annual Report 2015

40

Notes to Financial Statements (continued)

October 31, 2015

initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

n.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which an Underlying Fund invests.

o.	Mid-Cap Securities Risk

A Fund may invest in Underlying Funds that hold mid-cap securities. Stocks of medium-sized companies tend to be more volatile and less liquid than stocks of larger companies.

p.	REIT and Real Estate Risk

Certain Funds invest in Underlying Funds that are subject to REIT and Real Estate Risk. Investment in REITs and real estate involves the risks that are associated with direct ownership of real estate and with the real estate industry in general. These risks include risks related to general, regional and local economic conditions; fluctuations in interest rates; property tax rates, zoning laws, environmental regulations and other governmental action; cash flow dependency; increased operating expenses; lack of availability of mortgage funds; losses due to natural disasters; changes in property values and rental rates; and other factors.

q.	Sector Risk

At times, a Fund may have a significant portion of its assets invested in Underlying Funds that invest primarily in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making a Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

r.	Short Sale Risk

Certain Funds invest in Underlying Funds that sell securities short. The risk that the price of a security sold short will increase in value between the time of the short sale and the time the Underlying Fund must purchase the security to return it to the lender. The Underlying Fund’s potential loss on a short sale could theoretically be unlimited in a case where the Underlying Fund is unable, for whatever reason, to close out its short position.

s.	Small-Cap Securities Risk

A Fund may invest in Underlying Funds that hold small-cap securities. Smaller companies are usually less stable in price and less liquid than those of larger, more established companies. Therefore, they generally involve greater risk.

Please read the prospectus for more detailed information regarding these and other risks.

7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

As of October 31, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Diversified Alternatives Fund	$151,082,068	$1,080,971	$(3,053,748)	$(1,972,777)
Diversified Income Fund	23,095,172	283,959	(1,019,414)	(735,455)
Dynamic Allocation Fund	22,826,125	807,378	(796,248)	11,130

2015 Annual Report

41

Notes to Financial Statements (continued)

October 31, 2015

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Diversified Alternatives Fund	$2,852,510	$–	$2,852,510	$–	$–	$2,852,510
Diversified Income Fund	651,093	1,184,632	1,835,725	–	–	1,835,725
Dynamic Allocation Fund	545,826	–	545,826	–	–	545,826

Amounts listed as “–” are $0 or round to $0.

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Diversified Alternatives Fund	$287,777	$–	$287,777	$–	$–	$287,777
Diversified Income Fund	862,173	–	862,173	–	–	862,173
Dynamic Allocation Fund	311,756	–	311,756	–	–	311,756

Amounts listed as “–” are $0 or round to $0.

As of October 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post- October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ Depreciation*	Accumulated Capital and Other Losses**	Total Accumulated Earnings (Deficit)
Diversified Alternatives Fund	$–	$158,222	$–	$–	$–	$–	$–	$(1,972,777)	$(20,340,630)	$(22,155,185)
Diversified Income Fund	–	51,773	175,195	–	–	–	3	(735,455)	–	(508,484)
Dynamic Allocation Fund	–	42,000	11,995	–	–	–	–	11,130	(613,089)	(547,964)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.
**	As of October 31, 2015, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below.

Amounts listed as “–” are $0 or round to $0.

Fund	Amount	Expires
Diversified Alternatives Fund	$10,674,825	2017 (Short-Term)
Diversified Alternatives Fund	6,953,184	2018 (Short-Term)
Diversified Alternatives Fund	1,084,237	2019 (Short-Term)
Diversified Alternatives Fund	1,628,384	Unlimited (Short-Term)
Dynamic Allocation Fund	234,490	2016 (Short-Term)
Dynamic Allocation Fund	9,322	2017 (Short-Term)
Dynamic Allocation Fund	369,277	2018 (Short-Term)

Annual Report 2015

42

Notes to Financial Statements (continued)

October 31, 2015

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to capital gains distribution reclass, non-taxable dividend adjustment, non-deductible excise tax and taxable dividend adjustment. These reclassifications have no effect on net assets or net asset values per share.

Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Diversified Alternatives Fund	$–	$821,750	$(821,750)
Diversified Income Fund	–	(29,729)	29,729
Dynamic Allocation Fund	(11,016)	35,938	(24,922)

9. Significant Shareholders

As of October 31, 2015, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Diversified Alternatives Fund	61.1%	4
Diversified Income Fund	56.2	3
Dynamic Allocation Fund	39.4	2

10. Line of Credit

Effective August 15, 2015, the Trust, on behalf of each of the funds of the Trust (the “Borrowers”), entered into a 364-day credit agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”). The Agreement provides for a revolving credit facility (the “Credit Facility”) to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes in the amount of $250,000,000.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect of that day plus 1.25% or (b) the Overnight London Interbank Offered Rate (“LIBOR”) as in effect on that day plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.18% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the period, the following table shows the average outstanding daily balance for the Fund under the Credit Facility and the average weighted interest rate paid by the Fund during the period.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Diversified Income Fund	$17,636	1.39%	3

11. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board (the “FASB”) issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

2015 Annual Report

43

Notes to Financial Statements (concluded)

October 31, 2015

In May 2015, the FASB issued Accounting Standards Update No. 2015-07, “Disclosures for Investments in Certain Entities that Calculate NAV per Share (or its Equivalent)”. The guidance removes the requirement to categorize within the fair value hierarchy all investments for which fair value is measured using the NAV per share practical expedient. Sufficient information must be provided to permit reconciliation of the fair value of assets categorized within the fair value hierarchy to the amounts presented in the Statements of Assets and Liabilities. The guidance is effective for financial statements with fiscal years beginning after December 15, 2015, and for interim periods within those fiscal years. Management is currently evaluating the implication, if any, of the additional disclosure requirements and its impact on the Funds’ financial statements.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2015.

Annual Report 2015

44

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen Diversified Alternatives Fund, Aberdeen Diversified Income Fund and Aberdeen Dynamic Allocation Fund, three of the funds comprising Aberdeen Funds (the “Funds”), as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with custodian, brokers, and transfer agents of the underlying funds, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2015, the results of their operations for the year then ended, the changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods in the five-year period then ended, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 29, 2015

2015 Annual Report

45

Other Tax Information (Unaudited)

For the period ended October 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2015 Form 1099-DIV.

For the year ended October 31, 2015, the following Funds paid qualified dividend income:

Fund	Qualified Dividend Income
Diversified Alternatives Fund	28%
Diversified Income Fund	48%
Dynamic Allocation Fund	45%

For the taxable year ended October 31, 2015, the following percentage of income dividends paid by the Funds qualify for the dividends received deduction available to corporate shareholders:

Fund	Dividend Received Deduction
Diversified Alternatives Fund	10%
Diversified Income Fund	25%
Dynamic Allocation Fund	18%

During the year ended October 31, 2015, the following Funds designated dividends as long-term capital gains:

Fund	Amount
Diversified Income Fund	$1,184,632

Annual Report 2015

46

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2015, and continued to hold your shares at the end of the reporting period, October 31, 2015.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2015	Actual Ending Account Value, October 31, 2015	Hypothetical Ending Account Value	Actual Expenses Paid During Period*+	Hypothetical Expenses Paid During Period*+1	Annualized Expense Ratio**
Diversified Alternatives Fund	Class A	$1,000.00	$964.80	$1,022.18	$2.97	$3.06	0.60%
	Class C	$1,000.00	$961.80	$1,018.90	$6.18	$6.36	1.25%
	Class R	$1,000.00	$963.80	$1,020.62	$4.50	$4.63	0.91%
	Institutional Service Class	$1,000.00	$966.40	$1,023.95	$1.24	$1.28	0.25%
	Institutional Class	$1,000.00	$966.40	$1,023.95	$1.24	$1.28	0.25%
Diversified Income Fund	Class A	$1,000.00	$964.90	$1,022.53	$2.62	$2.70	0.53%
	Class C	$1,000.00	$962.20	$1,018.90	$6.18	$6.36	1.25%
	Class R	$1,000.00	$962.20	$1,020.22	$4.90	$5.04	0.99%
	Institutional Service Class	$1,000.00	$967.10	$1,023.95	$1.24	$1.28	0.25%
	Institutional Class	$1,000.00	$967.10	$1,023.95	$1.24	$1.28	0.25%
Dynamic Allocation Fund	Class A	$1,000.00	$958.40	$1,022.53	$2.62	$2.70	0.53%
	Class C	$1,000.00	$954.70	$1,018.90	$6.16	$6.36	1.25%
	Class R	$1,000.00	$956.80	$1,020.32	$4.78	$4.94	0.97%
	Institutional Service Class	$1,000.00	$958.90	$1,023.95	$1.23	$1.28	0.25%
	Institutional Class	$1,000.00	$959.60	$1,023.95	$1.23	$1.28	0.25%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
+	Expenses are based on the direct expenses of the Fund and do not include the effect of the Underlying Funds’ expenses, which are disclosed in the Fee and expense table and described more fully in a footnote to that table in your Fund Prospectus.
1	Represents the hypothetical 5% return before expenses.

2015 Annual Report

47

Supplemental Information

Board of Trustees’ Consideration of Advisory Agreement

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 17, 2015, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI” or the “Adviser”) for each of the following series of the Trust: Aberdeen Diversified Alternatives Fund, Aberdeen Diversified Income Fund and Aberdeen Dynamic Allocation Fund (each a “Fund,” and collectively the “Funds”).

In connection with contract review meetings, the Board reviews a variety of information provided by the Adviser relating to the Funds, the Advisory Agreement and the Adviser, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Adviser under the Advisory Agreement. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Advisory Agreement to the Adviser; (v) a report prepared by the Adviser in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as: (i) the Adviser’s financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Adviser’s investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Adviser and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Advisory Agreement, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Adviser, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Adviser’s management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Advisory Agreement. In considering whether to approve the continuation of the Advisory Agreement, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Advisory Agreement included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Advisory Agreement. The Trustees considered the nature, extent and quality of the services provided by AAMI to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. The Board considered, among other things, the Adviser’s investment experience. The Board also considered the background and experience of the Adviser’s senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Trustees considered not only the advisory services provided by AAMI to the Funds, but also the administrative services provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Adviser’s compliance policies and procedures. The Board also considered the Adviser’s risk management processes. The Board was also mindful of the Adviser’s focus on the monitoring of the performance of the Funds and in addressing performance matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

Annual Report 2015

48

Supplemental Information (continued)

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided were extensive in nature and of high quality and supported the renewal of the Agreements.

Investment performance of the Funds and the Adviser. The Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AAMI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

The Trustees also considered AAMI’s performance and reputation generally, the performance of the fund family generally, the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI to take steps intended to improve performance. The Trustees also considered the performance of the Adviser since it commenced management of the Funds.

Based on these factors, the Board determined that the Adviser is an appropriate investment adviser for the Funds.

The Board further noted that it will continue to monitor the Funds’ performance and any actions taken by AAMI and its affiliates relating to performance.

The costs of the services provided and profits realized by the Adviser and its affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s net management fee and total expense level to those of its expense peer group and information about the advisory fees charged by AAMI to any separately managed accounts with a similar strategy. In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to any comparable accounts, the Trustees considered, among other things, management’s discussion of the different objectives, policies or restrictions that may be involved in managing the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Trustees also considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, such as the engagement of affiliates of AAMI to provide distribution and administrative services to the Funds. The Trustees also examined the profitability of AAMI and its affiliates on a Fund-by-Fund basis. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether AAMI had implemented breakpoints and expense limitations with respect to the Funds.

After reviewing these and related factors, including taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fee was fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Advisory Agreement.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees also took note of the costs of the services provided and the profitability to AAMI and its affiliates from their relationships with the Funds, as discussed above. The Board also considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain expenses.

After reviewing these and related factors, the Board concluded that the advisory fee structures were reasonable and reflect economies of scale being shared between the Funds and the Adviser, and supported the renewal of the Advisory Agreement.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.

2015 Annual Report

49

Supplemental Information (concluded)

•	whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. The Trustees also considered the compliance-related resources AAMI and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Advisory Agreement and under a separate agreement covering administrative services.

•	so-called “fallout benefits” to AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*    *    *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Advisory Agreement would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Advisory Agreement for an additional one-year period.

Annual Report 2015

50

Management of the Funds (Unaudited)

As of October 31, 2015

The names of the Trustees and officers of the Funds, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, on the Funds’ website at www.aberdeen-asset.com/us, or upon request at 1-866-667-9231.

Board of Trustees and Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees Who Are Not Interested Persons (As Defined in the 1940 Act) of the Trust (“Independent Trustees”)
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone is, by profession, a solicitor of some 39 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of a London based oil services company and in addition, is Chairman of a privately-owned pharmaceutical company. He is Chairman of the Board of Trustees of Aberdeen Funds, Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. and serves on the boards of Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Investment Company Limited.	27	None.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. He is currently a Director of Uranium Participation Corp. and Pizza Pizza Royalty Income Fund, Chair of Chorus Aviation Inc. and an Independent Review Committee member of Uranium Participation Corp. Mr. McCoy has also been Chairman of Aberdeen Asia-Pacific Income Investment Company Limited since 2010.	24	None.
Neville J. Miles**** Year of Birth: 1946	Trustee since December 2011	Mr. Miles is, and has been for over ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian and overseas companies.	27	None.

2015 Annual Report

51

Management of the Funds (Unaudited) (continued)

As of October 31, 2015

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been a Director and Founding Partner of Toron AMI International Asset Management (investment management) since 1988. He is also a Director and Investment Advisory Committee member of several private and public sector funds in Canada.	27	None.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) from 2006 to 2013. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011, a Director of Smarte Carte, Inc. (airport services) from 2007 to 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	27	None.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	24	None.
John F. Solan, Jr.**** Year of Birth: 1939	Trustee since December 2007	Prior to retiring, Mr. Solan was Senior Vice President of Strategic Development at The Phoenix Companies, Inc. and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004. Mr. Solan served in several different positions with Ernst & Young from 1964 to 1998.	24	None.

Annual Report 2015

52

Management of the Funds (Unaudited) (continued)

As of October 31, 2015

Name, Address, and Year of Birth	Position(S) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Independent Trustee
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983 (“Aberdeen Group”). He was a Director (1991–2014) of Aberdeen Asset Management Asia Limited and a Director (2000–2014) of Aberdeen Asset Management Limited. He was a Director (1995–2014) and was President (September 2006–2014) of Aberdeen Asset Management Inc. Mr. Gilbert also serves as officer and/or director of various Aberdeen Group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.	28	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 24 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc. and Aberdeen Investment Funds.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

2015 Annual Report

53

Management of the Funds (Unaudited) (continued)

As of October 31, 2015

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Bev Hendry** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	President, Chief Executive Officer and Principal Executive Officer (Since September 2014)	Currently, Co-Head of Americas and Director and Chief Financial Officer for Aberdeen Asset Management Inc. since June 2014. He first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked for six years as Chief Operating Officer.
Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)	Currently, Director, Vice President and Head of Compliance–Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009–2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006–2009).
Sofia Rosala** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (since March 2014) and Deputy Chief Compliance Officer (Since December 2013)	Currently, Vice President, Deputy Head of Compliance and Adviser Chief Compliance Officer for Aberdeen Asset Management Inc. (since July, 2012). Prior to joining Aberdeen, Ms. Rosala was Counsel for Vertex, Inc. from April 2011 to June 2012. She was also an Associate Attorney with Morgan, Lewis and Bockius from May 2008–April 2011.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Administration for Aberdeen Asset Management Inc. (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.

Annual Report 2015

54

Management of the Funds (Unaudited) (continued)

As of October 31, 2015

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Brad Crombie Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1970	Vice President (Since June 2013)	Currently, Global Head of Fixed Income Asset Management PLC. Mr. Crombie re-joined Aberdeen in 2012. Prior to re-joining Aberdeen, Mr. Crombie was a Managing Director at Bank of America Merrill Lynch for the bank’s non-financial corporate and high yield credit research team for the EMEA region from 2003 to 2012.
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Director, Vice President and Head of Product–US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.
Adam McCabe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)	Currently, Head of Asian Fixed Income on the Fixed Income–Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Adam worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).
Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)	Currently, Managing Director of Aberdeen Asset Management Asia Limited (since 1991) and member of the Executive Management Committee and Director of Aberdeen Asset Management PLC (since 1991 and 2011, respectively). Mr. Young joined Aberdeen in 1991.
Russell Barlow Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1974	Vice President (Since October 2015)	Currently, Head of Hedge Funds, based in Aberdeen’s London office, chairman of the Hedge Fund Investment Committee, Deputy Chair of the Pan Alternatives Investment Committee and responsible for co-mingled Hedge Fund portfolios. Mr. Barlow joined Aberdeen in 2010 via the acquisition of various asset management businesses from Royal Bank of Scotland where he was the Head of the Global Event Team.
Brian O’Neill** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Senior Fund Administration Manager–US for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).

2015 Annual Report

55

Management of the Funds (Unaudited) (concluded)

As of October 31, 2015

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Eric Olsen Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)	Currently, Deputy Head of Fund Administration–US for Aberdeen Asset Management Inc. Mr. Olsen joined Aberdeen Asset Management Inc. in August 2013. Prior to joining Aberdeen Asset Management Inc., Mr. Olsen was a Director of Financial Reporting for BNY Mellon Asset Servicing and had worked with BNY Mellon since 1998.
Pamela Wade** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2013)	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Wade joined Aberdeen Asset Management Inc. in 2012 as Senior Product Manager. Prior to joining Aberdeen Asset Management Inc., Ms. Wade was a Vice President and Assistant Counsel with BNY Mellon Asset Servicing (2007-2012).

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Ms. Nichols, Mr. Cotton, Mr. McCabe, Mr. Young, Ms. Sitar, Mr. O’Neill, Ms. Wade and Ms. Rosala hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc. and Aberdeen Investment Funds, each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

Annual Report 2015

56

Corporate Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Russell Barlow, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Pamela Wade, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Iron Street 5th Floor

Boston, MA 02110

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0142-AR

Aberdeen Funds

Fixed Income Series

Annual Report

October 31, 2015

Aberdeen Asia Bond Fund

Aberdeen Emerging Markets Debt Fund

Aberdeen Emerging Markets Debt Local Currency Fund

Aberdeen Global Fixed Income Fund

Aberdeen Tax-Free Income Fund

Aberdeen Ultra-Short Duration Bond Fund

Market Review	Page 1
Aberdeen Asia Bond Fund	Page 2
Aberdeen Emerging Markets Debt Fund	Page 12
Aberdeen Emerging Markets Debt Local Currency Fund	Page 20
Aberdeen Global Fixed Income Fund	Page 28
Aberdeen Tax-Free Income Fund	Page 39
Aberdeen Ultra-Short Duration Bond Fund	Page 45

Financial Statements	Page 52

Notes to Financial Statements	Page 76

Report of Independent Registered Public Accounting Firm	Page 98

Other Tax Information	Page 99

Shareholder Expense Examples	Page 100

Supplemental Information	Page 102

Management of the Funds	Page 105

Investors should carefully consider a fund’s investment objectives, risks, fees, charges and expenses before investing any money. To obtain this and other fund information, please call 866-667-9231 to request a prospectus, or download a prospectus at www.aberdeen-asset.us. Please read it carefully before investing any money.

Investing in mutual funds involves risk, including possible loss of principal.

Aberdeen Funds is distributed by Aberdeen Fund Distributors, LLC, Member FINRA, 1735 Market Street, 32nd Floor, Philadelphia, PA 19103.

Aberdeen Asset Management Inc. “AAMI” has been registered as an investment adviser under the Investment Advisers Act of 1940 since August 23,1995.

Statement Regarding Availability of Quarterly Portfolio Schedule.

The complete schedule of portfolio holdings for each fund of Aberdeen Funds (each a “Fund” and collectively, the “Funds”) is included in the Funds’ semi-annual and annual reports to shareholders. Aberdeen Funds also files complete schedules of portfolio holdings for each Fund with the Securities and Exchange Commission (the “Commission”) for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Form N-Q filings are available on the Commission’s website at http://www.sec.gov. The Funds’ Form N-Q filings may be reviewed and copied at the Commission’s Public Reference Room in Washington, DC, and information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330; and the Funds make the information on Form N-Q available to shareholders on www.aberdeen-asset.us or upon request without charge.

Statement Regarding Availability of Proxy Voting Record.

Information regarding the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available without charge, upon request, by calling 1-866-667-9231. The information is also included in the Funds’ Statement of Additional Information, which is available on the Funds’ website at www.aberdeen-asset.us and on the Commission’s website at www.sec.gov.

Information relating to how each Fund voted proxies relating to portfolio securities held during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling 1-866-667-9231; and (ii) on the Commission’s website at www.sec.gov.

Market Review

The global financial markets weathered some turbulence over the 12-month period ended October 31, 2015. The main contributors to the volatility included the decline in global energy and commodity prices; concerns over decelerating economic growth in Europe and Asia (particularly China); aggressive quantitative easing (QE) programs from the European Central Bank (ECB) and the Bank of Japan; and uncertainty surrounding U.S. monetary policy. Later in the period, China’s devaluation of the yuan was also a factor.

The Morgan Stanley Capital International (MSCI) World Index, a global equity market benchmark, posted a modest gain of 2.3% for the reporting period. Shares of U.S. companies outperformed their European and Asian large-cap counterparts. The U.S. broader-market Standard & Poor’s (S&P) 500 Index advanced 5.2%, versus the 0.3% and -10.2% returns of the Financial Times Stock Exchange (FTSE) World Europe Index and the MSCI All-Country (AC) Asia-Pacific ex-Japan Index, respectively. Emerging-market stocks declined sharply, with the MSCI Emerging Markets (EM) Index returning -14.2%. There was significant weakness across the EM asset class, most notably in Latin America.

The U.S. equity market’s positive performance over the reporting period was attributable primarily to generally upbeat economic data and corporate earnings reports. The nation’s gross domestic product (GDP) increased in each quarter over the 12-month period, benefiting mainly from an upturn in consumer spending. Regarding monetary policy, the U.S. Federal Reserve (Fed) maintained the federal funds rate at or near 0% over the 12-month period, citing concerns about low inflation and global economic and geopolitical uncertainties. Towards the end of the period, however, a strong employment report led to growing speculation in the financial markets that the Fed could announce its first rate hike since 2006 before the end of the 2015 calendar year. The Fed subsequently raised the federal funds rate by 0.25% on December 16, noting that it sees the risks to the outlook for both economic activity and the labor market as balanced. The small increase still leaves borrowing costs exceptionally low. However, it may mark the beginning of the end of near-zero borrowing costs, a legacy of the worst financial crisis to hit the world economy in modern times.

European equities posted small gains despite investors’ worries regarding a possible Greek exit from the Eurozone, as well as the Swiss central bank’s unexpected de-pegging of the franc from the euro. Although the ECB maintained its QE program as the Eurozone economy gained modest momentum, we feel that risks remain. We believe that the ongoing weakness in oil prices may provide a renewed boost to household incomes and spending. UK stocks recorded losses during the reporting period and underperformed versus their European counterparts. While UK GDP rose modestly in all four quarters, the upturn was unbalanced; the service sector comprised the bulk of the growth, while there was a contraction in manufacturing.

Emerging markets stocks performed relatively well early in the reporting period in response to global monetary easing. Nonetheless, investors subsequently appeared to be unnerved by Greece’s financial crisis and renewed concerns over China’s economic slowdown. Latin America was the weakest-performing region. Brazil led the downturn, as S&P1 downgraded the country’s credit-rating to below-investment-grade. Additionally, dissatisfaction over the economy and the corruption scandal surrounding state-owned oil company Petrobras culminated in mass demonstrations calling for President Dilma Rousseff’s impeachment. Chinese equities saw only modest losses during the reporting period, as optimism over the central bank’s unexpected rate cut and the launch of a stock-trading link between Hong Kong and Shanghai counterbalanced concerns over weak economic data.

There was divergent performance among global fixed-income markets over the reporting period spurred by worries over economic growth and central banks’ monetary policy. Investment-grade bonds, as measured by the Barclays Global Aggregate Bond Index, lost ground. European issues were the weakest performers amid concerns regarding Greece’s future in the Eurozone and relatively sluggish economic data. U.S. investment-grade securities ended the reporting period with modest gains as yields declined in all but the shortest segments of the U.S. Treasury yield curve. Global high-yield securities outperformed their investment-grade counterparts. The Bank of America Merrill Lynch Global High Yield Constrained Index returned -0.6% for the reporting period, as strength in the European market partially offset weakness in the U.S. and Canada. Emerging-market debt, as represented by the J.P. Morgan EMBI Global Diversified Index, gained 0.4% for the period. The direction of oil price movements negatively drove investor sentiment in certain credits, but those countries less affected by the volatility of commodity prices benefited from yield-hungry investors looking beyond developed markets.

Outlook

We expect global growth in 2016 to be supported by improving trends in the developed-market economies.2 In the U.S., third-quarter 2015 GDP growth came in at an annualized rate of 1.5%, down from the 3.9% increase in the previous quarter. We believe that the “bumpy ride” could continue, though solid domestic momentum may potentially support growth in the fourth quarter of 2015.

With U.S. third-quarter earnings generally exceeding expectations and signs that the Chinese economy may be stabilizing at a slower growth rate, we are uncertain if recent global equity market gains can be extended or if they merely constitute a short-lived rally. Persistent disinflationary pressures in both developed- and emerging-market economies also may continue to weigh on investor sentiment. Despite the global headwinds, our fundamentals-driven equity investment process remains underpinned by a focus on high-quality companies.

Anne Richards

Chief Investment Officer

Aberdeen Asset Management

[1]

Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.

[2]	Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

2015 Annual Report

1

Aberdeen Asia Bond Fund (Unaudited)

The Aberdeen Asia Bond Fund (Institutional Class shares net of fees)1 returned -2.99% for the 12-month period ended October 31, 2015, versus the -3.33% return of its benchmark, the HSBC Asian Local Bond Index, during the same period. For broader comparison, the average return of the Fund’s peer category of International Income Funds (consisting of 44 funds), as measured by Lipper, Inc., was -5.23% for the period.

Asian bond markets declined in U.S. dollar terms over the 12-month period ended October 31, 2015. Key laggards during the period included Singapore and Hong Kong government bonds, where expectations of a U.S. Federal Reserve (Fed) interest rate hike weighed on short-term bonds.* Asia regional currencies weakened as the U.S. dollar strengthened in anticipation of monetary policy normalization.

Conversely, Asian central banks’ interest-rate cuts, spurred by still-cloudy economic prospects and rising disinflation risks, buoyed investor sentiment in other bond markets. Contributing to loose monetary conditions was the European Central Bank’s quantitative easing program. Heightened risk aversion provided additional support to these markets after China devalued the yuan, which investors feared pointed to a worse-than-expected economic growth outlook.

Indian and Chinese government bonds outperformed versus their peers over the reporting period as their central banks were among the most aggressive in cutting interest rates, while net oil-importer India also benefited from crude oil price weakness. The Indian rupee and Chinese yuan were among the strongest-performing Asian currencies over the period. Meanwhile, the Chinese government took a step towards internationalizing the yuan by allowing market forces to determine its value. In Thailand and Korea, monetary policy easing amid benign inflation also bolstered markets. Economic growth outlooks for the two countries were clouded by bombings in Bangkok and the Middle East Respiratory Syndrome (MERS) virus outbreak, respectively.

The Indonesian and Malaysian markets performed relatively well during the reporting period, weathering massive foreign investments in government securities that made these markets susceptible to selling pressure in the face of U.S. dollar strength. Problematic domestic issues persisted as well: Indonesia faced external account2 vulnerabilities, while Malaysia reeled from the impact of lower oil prices on government revenues and the scandal at state investment firm 1Malaysia Development Berhad (1MDB). Philippine bonds also performed well over the period.

In the Asian credit markets, high-yield corporates led gains, outperforming their investment-grade peers over the reporting period. There was solid buying interest in China amid signs of a property market revival. This occurred despite concerns about borrowers’ foreign debt following the yuan devaluation, as well as news of liquidity problems at several state-owned enterprises (SOEs).3 In almost all cases, the Chinese government stepped in to help the SOEs avoid default. Conversely, Indonesia and Malaysian credits underperformed the overall market.

Within the Fund’s Asian local-currency bond portfolio, interest-rate strategies contributed positively to performance—most notably the overweight positions relative to the benchmark HSBC Asian Local Bond Index in India, Indonesia and China’s onshore market. Conversely, the Fund’s currency strategy weighed on performance, particularly the positions in the Indian rupee and Indonesian rupiah. In U.S. dollar-denominated Asian credit, the Fund’s security selection in lower-rated4 quasi-sovereigns and investment-grade industrial bonds detracted from Fund performance, but the positive contribution from the exposure to investment-grade real estate mitigated losses.

The Fund’s use of derivatives subtracted roughly 2.11% from its total return for the reporting period. Specifically, the Fund’s use of currency forwards to gain exposure to Asian currencies was the primary detractor from performance. Conversely, the use of forwards to diversify the funding of Asian currencies using short yen and euro positions contributed to Fund performance.

Regarding derivatives, the Fund’s use of forwards to gain exposure to Asian currencies detracted from performance over the reporting period; however, this was partially offset by the positive contribution from the use of forwards to diversify the funding of Asian currencies using short yen and euro positions. The Fund’s use of U.S. Treasury futures to hedge the U.S. interest rate risk in the portfolios was also a detractor to performance. Overall, the use of derivatives detracted approximately 2.11% from Fund performance for the 12-month period ended October 31, 2015.

During the reporting period, we increased the Fund’s duration,5 particularly in those Asian markets where policymakers have the flexibility to ease monetary policy. We think that slowing inflation and growth have provided certain markets, especially those in Thailand, Korea, China and India, the opportunity to ease monetary policy. In line with these adjustments, we also reduced the Fund’s

*	On December 16, 2015, the Fed increased the benchmark rate by 0.25%, noting that it sees the risks to the outlook for both economic activity and the labor market as balanced.
1	PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.
2	The portion of a country’s debt that was borrowed from foreign lenders, including commercial banks, governments or international financial institutions.
3	A legal entity that is created by the government in order to partake in commercial activities on the government’s behalf.
4	Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
5	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

Annual Report 2015

2

Aberdeen Asia Bond Fund (Unaudited) (concluded)

inflation-linked bond exposure in favor of nominal bonds in Korea and Thailand. Additionally, we trimmed the position in Malaysia given our concerns about the implications of the commodity-related deterioration in the country’s balance of payments. Following a renewed search for yield and tightening of credit spreads, we reduced the Fund’s exposure to U.S. dollar-denominated Asian credit in favor of local currency-denominated interest-rate risk.

Although we maintain the Fund’s overall slightly short duration position relative to that of the benchmark, especially via the underweights to Singapore and Hong Kong (which are closely correlated to U.S. Treasuries), we have positioned the Fund with longer-than-benchmark duration exposure in countries with more actors playing out, mainly India, China, Sri Lanka and Bangladesh.

In our view, the sooner the U.S. normalizes interest rates, the better, as global markets may find relief from a major source of uncertainty. While investors have already reduced a great deal of risk, we believe that they may remain cautious and that further risk reduction is possible. But a hike in U.S. interest rates may not necessarily be harmful to bonds, since a Fed tightening cycle likely will be gradual, in our opinion, and regional central banks can remain accommodative. Asian sovereign balance sheets are improving, which we believe puts them in a good position to cope with higher U.S. rates. We feel that it also is worth noting that valuations have improved substantially and in some cases, such as in Indonesia, have led to a recovery in fund flows. As for regional currencies, investors are largely prepared for short-term weakness in the face of U.S.-dollar strength. A number of central banks–such as Thailand and Korea–actually prefer weaker domestic currencies as this may help to revive moribund growth, in our view.

Nevertheless, we think that challenges persist in delivering concrete reforms, particularly in China, India and Indonesia. In the mainland, green shoots6 may be visible, notably in the property sector. Aided by government intervention, the yuan has also stabilized, and a decision was made by the International Monetary Fund to include the currency in its reserve basket. However, given the ongoing economic restructuring and weak global backdrop, Chinese economic growth is still expected to slow. In a small number of countries, political risks may potentially weigh on investor sentiment. As of the end of the reporting period, India’s governing Bharatiya Janata Party lost the Bihar state election, which could potentially curb investors’ risk appetite. In the Philippines, we think that volatility could spike ahead of the presidential elections in May 2016 amid questions over growth momentum, given our opinion that none of the candidates thus far appear to possess current President Benigno Aquino’s focus on reform.

In Asian credit markets, we feel that spreads could tighten further amid firm demand supported by the loose monetary policy environment. We believe that companies may see declining earnings growth as they continue to experience slowing consumption, exacerbated by rising household debt. However, finances are generally more robust in Asia than elsewhere in the emerging markets universe. In China, we think that potential defaults are cause for concern. However, we believe that the Chinese government remains supportive of SOEs deemed strategically important, despite the obvious moral hazards.

Portfolio Management:

Aberdeen Asian Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Concentrating investments in the Asian region subjects the Fund to more volatility and greater risk of loss than geographically diverse mutual funds.

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities; and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging markets countries.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these risks.

6	Green shoots are signs of economic recovery occurring during an economic downturn.

2015 Annual Report

3

Aberdeen Asia Bond Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2015)		1 Yr.		5 Yr.	Inception[2]
Class A3	w/o SC	(3.16%	)	1.00%	3.37%
	w/SC4	(7.26%	)	0.13%	2.85%
Class C3	w/o SC	(3.87%	)	0.47%	3.05%
	w/SC5	(4.82%	)	0.47%	3.05%
Class R3,6	w/o SC	(3.40%	)	0.79%	3.25%
Institutional Service Class[6]	w/o SC	(3.21%	)	0.96%	3.35%
Institutional Class[6]	w/o SC	(2.99%	)	1.18%	3.48%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

1	Returns presented for the Fund for periods prior to July 20, 2009 reflect the performance of the predecessor fund (the Predecessor Fund). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	The Fund commenced operations on May 1, 2007.
3	Returns before the first offering of Class A, Class C and Class R (February 27, 2012) are based on the previous performance of the Institutional Class. The performance of Class A, Class C and Class R is substantially similar to what the Institutional Class would have produced because all classes invest in the same portfolio of securities. Returns for the Class A, Class C and Class R shares would only differ to the extent of the differences in expenses of the classes.
4	A 4.25% front-end sales charge was deducted.
5	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
6	Not subject to any sales charges.

Annual Report 2015

4

Aberdeen Asia Bond Fund (Unaudited)

Performance of a $1,000,000* Investment (as October 31, 2015)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Asia Bond Fund, the HSBC Asian Local Bond Index (ALBI) and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The HSBC ALBI is a market capitalization-weighted index that tracks the total return performance of liquid bonds, denominated in local currencies of China, Hong Kong, India, Indonesia, Korea, Malaysia, the Philippines, Singapore, Taiwan, and Thailand.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Asset Allocation
Corporate Bonds	50.3%
Government Bonds	29.4%
Government Agencies	11.2%
Repurchase Agreement	5.3%
Other assets in excess of liabilities	3.8%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	18.3%
Diversified Financial Services	8.1%
Oil, Gas & Consumable Fuels	5.1%
Electric Utilities	4.6%
Real Estate	2.7%
Diversified Telecommunication Services	2.2%
Gas Utilities	1.7%
Diversified Holding Companies	1.2%
Real Estate Management & Development	1.0%
Machinery-Diversified	1.0%
Other	54.1%
100.0%

Top Holdings*
Bank OCBC Nisp Tbk PT, Series OB 02/10/2017	4.5%
China Government Bond, Series 1421 09/18/2024	3.9%
China Government Bond, Series 1019 06/24/2020	3.7%
Axis Bank Ltd., Series 21 12/31/2022	3.5%
Power Finance Corp. Ltd., Series 118B 08/27/2024	3.0%
Indian Railway Finance Corp. Ltd., Series 69 03/10/2025	2.8%
Lembaga Pembiayaan Ekspor Indonesia, Series OB 03/13/2020	2.5%
Korea Treasury Bond, Series 3312 12/10/2033	2.5%
China Government Bond, Series 1124 11/17/2021	2.3%
China Government Bond, Series 1110 04/28/2031	2.0%
Other	69.3%
100.0%

Top Countries
China	27.0%
India	23.6%
Indonesia	10.7%
Republic of South Korea	8.3%
Hong Kong	6.9%
United States	5.3%
Malaysia	3.6%
Sri Lanka	2.7%
Thailand	2.5%
Singapore	2.5%
Other	6.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Annual Report 2015

5

Statement of Investments

October 31, 2015

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (50.3%)
CHINA (7.7%)
Food Products (0.9%)
Tingyi Cayman Islands Holding Corp. (USD), 3.88%, 06/20/2017 (a)	$787,000	$804,156
Gas Utilities (1.5%)
China Resources Gas Group Ltd. (USD), 4.50%, 04/05/2022 (a)	500,000	519,720
ENN Energy Holdings Ltd. (USD), 6.00%, 05/13/2021 (a)	683,000	748,681
		1,268,401
Machinery-Diversified (0.2%)
Shanghai Electric Group Investment Ltd. (USD), 3.00%, 08/14/2019	200,000	200,662
Oil, Gas & Consumable Fuels (2.6%)
CNOOC Finance 2003 Ltd. (USD), 5.50%, 05/21/2033 (a)	308,000	334,384
CNOOC Nexen Finance 2014 ULC (USD), 4.25%, 04/30/2024	656,000	673,685
Kunlun Energy Co. Ltd. (USD), 3.75%, 05/13/2025 (a)	514,000	500,035
Sinopec Capital 2013 Ltd., REG S (USD), 3.13%, 04/24/2023 (a)	787,000	757,356
		2,265,460
Real Estate (1.1%)
Greenland Global Investment Ltd. (USD), 5.88%, 07/03/2024 (a)	389,000	385,926
Wanda Properties International Co. Ltd. (USD), 7.25%, 01/29/2024 (a)	500,000	548,516
		934,442
Real Estate Management & Development (0.3%)
China Overseas Finance Cayman Island II Ltd. (USD), 5.50%, 11/10/2020 (a)	260,000	282,942
Semiconductors (0.9%)
Semiconductor Manufacturing International Corp. (USD), 4.13%, 10/07/2019 (a)	730,000	728,458
Transportation (0.2%)
Eastern Creation II Investment Holdings Ltd., REGS (USD), 2.63%, 11/20/2017 (a)	200,000	200,360
		6,684,881
HONG KONG (6.0%)
Commercial Banks (0.7%)
Standard Chartered PLC (USD), 3.95%, 01/11/2023 (a)	625,000	612,658
Commercial Services & Supplies (0.6%)
HPHT Finance 15 Ltd. (USD), 2.88%, 03/17/2020 (a)	518,000	518,029
Diversified Financial Services (0.8%)
HLP Finance Ltd. (USD), 4.75%, 06/25/2022 (a)	611,000	636,212
Diversified Holding Companies (1.2%)
Hutchison Whampoa International Ltd.
(USD), 1.63%, 10/31/2017 (a)	520,000	518,593
(USD), 7.63%, 04/09/2019 (a)	100,000	117,254
(USD), 7.45%, 11/24/2033 (a)	314,000	431,441
		1,067,288
Electric Utilities (0.6%)
Zhejiang Energy Group Hong Kong Ltd. (USD), 2.30%, 09/30/2017 (a)	540,000	536,825
Real Estate (0.3%)
Hong Kong Land Finance Cayman Islands Co. Ltd. (USD), 4.50%, 06/01/2022	200,000	213,966
Real Estate Investment Trust (REIT) Funds (0.3%)
Champion MTN Ltd. (USD), 3.75%, 01/17/2023 (a)	278,000	270,624
Real Estate Management & Development (0.7%)
Swire Properties Financing Ltd. (USD), 4.38%, 06/18/2022 (a)	583,000	624,242
Retail (0.8%)
LS Finance 2022 Ltd. (USD), 4.25%, 10/16/2022 (a)	684,000	676,590
		5,156,434
INDIA (19.6%)
Commercial Banks (7.7%)
Axis Bank Ltd., Series 21 (INR), 9.15%, 12/31/2022	190,000,000	3,028,306
ICICI Bank Ltd.
(INR), 9.15%, 12/31/2022	100,000,000	1,594,668
(INR), 9.15%, 08/06/2024	100,000,000	1,638,075
State Bank of India (USD), 3.62%, 04/17/2019 (a)	400,000	410,605
		6,671,654
Diversified Financial Services (6.9%)
Indian Railway Finance Corp. Ltd.
(USD), 3.92%, 02/26/2019 (a)	894,000	923,300
Series 69 (INR), 8.95%, 03/10/2025	150,000,000	2,436,317
Power Finance Corp. Ltd., Series 118B (INR), 9.39%, 08/27/2024	160,000,000	2,596,282
		5,955,899
Diversified Telecommunication Services (1.4%)
Bharti Airtel International Netherlands BV (USD), 5.13%, 03/11/2023 (a)	719,000	762,721
GCX Ltd. (USD), 7.00%, 08/01/2019 (a)	450,000	438,596
		1,201,317

See accompanying Notes to Financial Statements.

Annual Report 2015

6

Statement of Investments (continued)

October 31, 2015

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value (US$)
Electric Utilities (2.7%)
NTPC Ltd., Series 53 (INR), 9.17%, 09/22/2024	$50,000,000	$818,473
Power Grid Corp. of India Ltd., Series L (INR), 8.40%, 05/27/2030	100,000,000	1,535,441
		2,353,914
Oil, Gas & Consumable Fuels (0.9%)
ONGC Videsh Ltd. (USD), 3.25%, 07/15/2019 (a)	777,000	784,778
		16,967,562
INDONESIA (5.5%)
Commercial Banks (4.5%)
Bank OCBC Nisp Tbk PT, Series OB (IDR), 9.40%, 02/10/2017	54,000,000,000	3,902,009
Oil, Gas & Consumable Fuels (0.8%)
Pertamina Persero PT (USD), 5.63%, 05/20/2043 (a)	833,000	692,640
Real Estate (0.2%)
Jababeka International BV (USD), 7.50%, 09/24/2019 (a)	200,000	190,723
		4,785,372
MALAYSIA (2.5%)
Commercial Banks (1.7%)
AMBB Capital (L) Ltd. (USD), 6.77%, 01/27/2016 (b)(c)	500,000	495,541
Public Bank Bhd (USD), 6.84%, 08/22/2036	400,000	408,486
SBB Capital Corp. (USD), 6.62%, 11/02/2015 (a)(b)(c)	500,000	500,000
		1,404,027
Oil, Gas & Consumable Fuels (0.8%)
Petronas Capital Ltd. (USD), 7.88%, 05/22/2022 (a)	572,000	710,356
		2,114,383
PHILIPPINES (0.8%)
Diversified Telecommunication Services (0.8%)
Philippine Long Distance Telephone Co. (USD), 8.35%, 03/06/2017	600,000	646,605
REPUBLIC OF SOUTH KOREA (3.6%)
Commercial Banks (0.9%)
KEB Hana Bank (USD), 2.50%, 06/12/2019 (a)	338,000	338,979
Shinhan Bank (USD), 1.88%, 07/30/2018 (a)	400,000	397,502
		736,481
Diversified Financial Services (0.4%)
Hyundai Capital Services, Inc. (USD), 2.63%, 09/29/2020	300,000	296,721
Electric Utilities (1.3%)
Korea Hydro & Nuclear Power Co. Ltd.
(USD), 3.00%, 09/19/2022 (a)	696,000	698,865
(USD), 3.25%, 06/15/2025 (a)	426,000	428,271
		1,127,136
Gas Utilities (0.2%)
Korea Gas Corp. (USD), 2.88%, 07/29/2018 (a)	200,000	204,368
Machinery-Diversified (0.8%)
Doosan Heavy Industries & Construction Co. Ltd. (USD), 2.13%, 04/27/2020 (a)	715,000	705,774
		3,070,480
SINGAPORE (2.5%)
Commercial Banks (1.4%)
Oversea-Chinese Banking Corp. Ltd.
(USD), 3.75%, 11/15/2022 (a)(b)	50,000	51,290
(USD), 3.15%, 03/11/2023 (a)(b)	236,000	238,439
United Overseas Bank Ltd. (USD), 2.88%, 10/17/2022 (a)(b)	950,000	959,293
		1,249,022
Real Estate (1.1%)
CapitaMalls Asia Treasury Ltd. (SGD), 3.95%, 08/24/2017	1,250,000	917,021
		2,166,043
THAILAND (1.7%)
Chemicals (0.7%)
PTT Global Chemical PCL (USD), 4.25%, 09/19/2022 (a)	629,000	646,607
Commercial Banks (1.0%)
Bangkok Bank PCL (USD), 9.03%, 03/15/2029 (a)	50,000	68,836
Krung Thai Bank PCL (USD), 5.20%, 12/26/2024 (a)	379,000	385,167
Siam Commercial Bank PCL (USD), 3.50%, 04/07/2019 (a)	389,000	398,341
		852,344
		1,498,951
UNITED KINGDOM (0.4%)
Commercial Banks (0.4%)
HSBC Holdings PLC (USD), 6.38%, 03/30/2025 (b)(c)	383,000	378,212
Total Corporate Bonds		43,468,923
GOVERNMENT BONDS (29.4%)
BANGLADESH (0.8%)
Bangladesh Treasury Bond, Series 5YR (BDT), 11.78%, 08/14/2018 (d)	50,000,000	724,033

See accompanying Notes to Financial Statements.

2015 Annual Report

7

Statement of Investments (continued)

October 31, 2015

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value (US$)
CHINA (14.7%)
China Government Bond
Series 1317 (CNY), 3.77%, 08/15/2016 (e)	$1,000,000	$159,953
Series 1216 (CNY), 3.25%, 09/06/2019 (e)	1,000,000	160,494
Series 1019 (CNY), 3.41%, 06/24/2020 (e)	20,000,000	3,231,025
Series 1124 (CNY), 3.57%, 11/17/2021 (e)	12,000,000	1,955,693
Series 1318 (CNY), 4.08%, 08/22/2023 (e)	10,000,000	1,690,078
Series 1421 (CNY), 4.13%, 09/18/2024 (e)	20,000,000	3,416,310
Series 1505 (CNY), 3.64%, 04/09/2025 (e)	2,000,000	330,320
Series 1110 (CNY), 4.15%, 04/28/2031 (e)	10,000,000	1,728,629
		12,672,502
INDIA (0.0%)
India Government Bond (INR), 8.60%, 06/02/2028	1,000,000	16,200
INDONESIA (4.9%)
Indonesia Government International Bond
(USD), 3.38%, 04/15/2023 (a)	506,000	482,126
(USD), 5.25%, 01/17/2042 (a)	700,000	664,650
(USD), 4.63%, 04/15/2043 (a)	658,000	594,863
Lembaga Pembiayaan Ekspor Indonesia, Series OB (IDR), 9.50%, 03/13/2020	30,000,000,000	2,168,109
Perusahaan Penerbit SBSN (USD), 4.35%, 09/10/2024 (a)	312,000	303,046
		4,212,794
MALAYSIA (1.1%)
Malaysia Government Investment Issue, Series 0615 (MYR), 4.79%, 10/31/2035	4,000,000	935,385
PHILIPPINES (1.1%)
Philippine Government International Bond, Series 2020 (PHP), 3.63%, 03/21/2033	50,000,000	965,127
REPUBLIC OF SOUTH KOREA (3.3%)
Korea Treasury Bond
Series 2403 (KRW), 3.50%, 03/10/2024	750,000,000	730,405
Series 3312 (KRW), 3.75%, 12/10/2033	2,000,000,000	2,152,740
		2,883,145
SRI LANKA (2.7%)
Sri Lanka Government Bonds
Series A (LKR), 8.00%, 11/15/2018	24,000,000	166,680
(LKR), 11.20%, 07/01/2022	80,000,000	609,183
Series A (LKR), 11.40%, 01/01/2024	195,000,000	1,503,036
		2,278,899
THAILAND (0.8%)
Thailand Government Bond (THB), 4.68%, 06/29/2044	20,000,000	677,639
Total Government Bonds		25,365,724
GOVERNMENT AGENCIES (11.2%)
CHINA (4.6%)
China Development Bank (CNY), 5.80%, 01/03/2016	10,000,000	1,595,647
China Railway Resources Huitung Ltd. (USD), 3.85%, 02/05/2023 (a)	701,000	698,903
Export-Import Bank of China (The) (USD), 3.63%, 07/31/2024 (a)	469,000	481,525
Sinopec Capital 2013 Ltd., 144A (USD), 3.13%, 04/24/2023 (a)	550,000	529,283
Sinopec Group Overseas Development 2013 Ltd. (USD), 4.38%, 10/17/2023 (a)	600,000	627,946
		3,933,304
HONG KONG (0.9%)
CNPC General Capital Ltd.
(USD), 2.75%, 05/14/2019 (a)	200,000	200,637
(USD), 3.40%, 04/16/2023 (a)	568,000	555,101
		755,738
INDIA (4.0%)
Export-Import Bank of India
REGS (USD), 2.75%, 04/01/2020 (a)	1,000,000	991,288
Series R-15 (INR), 8.87%, 10/30/2029	50,000,000	818,170
(INR), 8.15%, 01/21/2030	100,000,000	1,541,194
Rural Electrification Corp. Ltd., Series 103A (INR), 9.35%, 10/19/2016	8,000,000	124,153
		3,474,805
INDONESIA (0.3%)
Perusahaan Listrik Negara PT (USD), 5.25%, 10/24/2042 (a)	331,000	272,248
REPUBLIC OF SOUTH KOREA (1.4%)
Export-Import Bank of Korea (USD), 4.00%, 01/11/2017	50,000	51,460
Korea Land & Housing Corp. (USD), 1.88%, 08/02/2017 (a)	500,000	501,561
Minera y Metalergica del Boleo SA de CV (USD), 2.88%, 05/07/2019 (a)	661,000	671,811
		1,224,832
Total Government Agencies		9,660,927

See accompanying Notes to Financial Statements.

Annual Report 2015

8

Statement of Investments (continued)

October 31, 2015

Aberdeen Asia Bond Fund

	Shares or Principal Amount	Value (US$)
REPURCHASE AGREEMENT (5.3%)
UNITED STATES (5.3%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/30/2015, due 11/02/2015, repurchase price $4,640,000 collateralized by U.S. Treasury Bond and U.S. Treasury Note, 2.25%-3.13%, maturing 11/15/2024-02/15/2043; total market value of $4,733,319	$4,640,000	$4,640,000
Total Repurchase Agreement		4,640,000
Total Investments (Cost $84,556,513) (f)—96.2%		83,135,574

Other assets in excess of liabilities—3.8%		3,241,017
Net Assets—100.0%		$86,376,591
(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2015.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(d)	Illiquid security.
(e)	China A-Shares. These shares are issued in local currency, traded in the local stock markets and are held through a qualified foreign institutional investor license.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
AUD	Australian Dollar
BDT	Bangladesh Taka
CNH	Chinese Yuan Renminbi Offshore
CNY	Chinese Yuan Renminbi
EUR	Euro Currency
IDR	Indonesian Rupiah
INR	Indian Rupee
KRW	South Korean Won
LKR	Sri Lanka Rupee
MYR	Malaysian Ringgit
NZD	New Zealand Dollar
PHP	Philippine Peso
SGD	Singapore Dollar
THB	Thai Baht
USD	U.S. Dollar

At October 31, 2015, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
United States Treasury Note 6%-2 year	UBS	20	12/31/2015	$(2,446)
United States Treasury Note 6%-5 year	UBS	(245)	12/31/2015	17,046
United States Treasury Note 6%-10 year	UBS	(12)	12/21/2015	9,894
United States Treasury Note 6%-10 year	UBS	76	12/21/2015	(42,929)
United States Treasury Note 6%-30 year	UBS	5	12/21/2015	(8,918)
				$(27,353)

See accompanying Notes to Financial Statements.

Annual Report 2015

9

Statement of Investments (continued)

October 31, 2015

Aberdeen Asia Bond Fund

At October 31, 2015, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Chinese Yuan Renminbi Offshore/United States Dollar 11/09/2015	Credit Suisse	CNH	124,743,150	USD	19,900,000	$19,720,522	$(179,478)
11/09/2015	Royal Bank of Canada	CNH	28,320,750	USD	4,500,000	4,477,200	(22,800)
11/09/2015	State Street	CNH	3,757,200	USD	600,000	593,972	(6,028)
Euro/United States Dollar 01/07/2016	Standard Chartered Bank	EUR	908,744	USD	1,000,000	1,000,492	492
01/07/2016	State Street	EUR	3,740,702	USD	4,300,000	4,118,368	(181,632)
Malaysian Ringgit/United States Dollar 01/26/2016	Credit Suisse	MYR	12,040,000	USD	2,800,000	2,787,919	(12,081)
Philippine Peso/United States Dollar 12/03/2015	BNP Paribas	PHP	159,494,000	USD	3,400,000	3,400,955	955
12/03/2015	Credit Suisse	PHP	74,064,000	USD	1,600,000	1,579,297	(20,703)
12/03/2015	Goldman Sachs	PHP	454,586,000	USD	9,700,000	9,693,322	(6,678)
Singapore Dollar/United States Dollar 01/14/2016	Royal Bank of Canada	SGD	16,745,652	USD	11,900,000	11,928,348	28,348
01/14/2016	State Street	SGD	24,406,221	USD	17,300,000	17,385,164	85,164
South Korean Won/United States Dollar 12/03/2015	Credit Suisse	KRW	12,062,430,000	USD	10,100,000	10,577,368	477,368
12/03/2015	Goldman Sachs	KRW	3,521,600,000	USD	3,000,000	3,088,040	88,040
12/03/2015	State Street	KRW	20,072,490,000	USD	16,900,000	17,601,272	701,272
Thai Baht/United States Dollar 12/08/2015	Credit Suisse	THB	24,857,000	USD	700,000	697,983	(2,017)
12/08/2015	Goldman Sachs	THB	377,936,000	USD	10,400,000	10,612,426	212,426
12/08/2015	Royal Bank of Canada	THB	21,750,000	USD	600,000	610,739	10,739
						$119,873,387	$1,173,387

See accompanying Notes to Financial Statements.

2015 Annual Report

10

Statement of Investments (concluded)

October 31, 2015

Aberdeen Asia Bond Fund

Sale Contracts Settlement Date*	Counterparty	Amount Purchased		Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar 01/14/2016	Credit Suisse	USD	2,800,000	AUD	3,853,034	$2,737,759	$62,241
United States Dollar/Chinese Renminbi 11/09/2015	Standard Chartered Bank	USD	11,900,000	CNY	78,004,500	12,343,299	(443,299)
United States Dollar/Chinese Yuan Renminbi Offshore 11/09/2015	Credit Suisse	USD	300,000	CNH	1,913,400	302,488	(2,488)
11/09/2015	State Street	USD	15,300,000	CNH	97,868,020	15,471,859	(171,859)
United States Dollar/Euro 01/07/2016	Goldman Sachs	USD	5,300,000	EUR	4,801,703	5,286,489	13,511
United States Dollar/New Zealand Dollar 01/22/2016	State Street	USD	2,700,000	NZD	4,034,367	2,716,129	(16,129)
United States Dollar/Philippine Peso 12/03/2015	BNP Paribas	USD	300,000	PHP	14,133,000	301,364	(1,364)
12/03/2015	Credit Suisse	USD	3,100,000	PHP	142,972,000	3,048,650	51,350
12/03/2015	Goldman Sachs	USD	3,400,000	PHP	159,988,500	3,411,501	(11,501)
12/03/2015	Royal Bank of Canada	USD	200,000	PHP	9,438,000	201,250	(1,250)
12/03/2015	Standard Chartered Bank	USD	4,100,000	PHP	194,299,000	4,143,116	(43,116)
United States Dollar/Singapore Dollar 01/14/2016	Credit Suisse	USD	500,000	SGD	708,354	504,578	(4,578)
01/14/2016	Royal Bank of Canada	USD	1,100,000	SGD	1,562,239	1,112,823	(12,823)
01/14/2016	Standard Chartered Bank	USD	8,000,000	SGD	11,231,627	8,000,570	(570)
01/14/2016	State Street	USD	9,900,000	SGD	13,973,845	9,953,921	(53,921)
United States Dollar/South Korean Won 12/03/2015	Credit Suisse	USD	2,600,000	KRW	3,105,180,000	2,722,887	(122,887)
12/03/2015	Deutsche Bank	USD	1,000,000	KRW	1,168,900,000	1,024,991	(24,991)
12/03/2015	Goldman Sachs	USD	4,600,000	KRW	5,340,000,000	4,682,567	(82,567)
12/03/2015	Royal Bank of Canada	USD	1,100,000	KRW	1,307,460,000	1,146,492	(46,492)
12/03/2015	State Street	USD	15,208,000	KRW	18,193,748,800	15,953,831	(745,831)
United States Dollar/Thai Baht 12/08/2015	BNP Paribas	USD	700,000	THB	25,253,200	709,109	(9,109)
12/08/2015	Credit Suisse	USD	2,900,000	THB	103,150,000	2,896,447	3,553
12/08/2015	Goldman Sachs	USD	2,500,000	THB	91,232,200	2,561,797	(61,797)
12/08/2015	Royal Bank of Canada	USD	2,900,000	THB	105,125,000	2,951,905	(51,905)
12/08/2015	State Street	USD	200,000	THB	7,332,000	205,882	(5,882)
						$104,391,704	$(1,783,704)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

Annual Report 2015

11

Aberdeen Emerging Markets Debt Fund (Unaudited)

The Aberdeen Emerging Markets Debt Fund (Class A shares at net asset value net of fees)1 returned -6.23% for the 12-month period ended October 31, 2015, versus the 0.39% return of its benchmark, the J.P. Morgan Emerging Markets Bond (EMBI) Global Diversified Index for the same period. For broader comparison, the average return of the Fund’s peer category of Emerging Markets Hard Currency Debt Funds (consisting of 90 funds), as measured by Lipper, Inc., was -4.91% for the period.

It has been a challenging 12 months for emerging-markets (EM) debt. A number of geopolitical and macroeconomic events contributed to risk-averse conditions, causing retail fund outflows throughout the year.

Events in the U.S. were drivers of EM performance over the period as a strong U.S. dollar pushed EM currencies to all-time lows and the continued uncertainty surrounding the timing of U.S. interest-rate hikes spooked markets. Disappointing employment data quickly ruled out the possibility of a June rate increase. Although there were some expectations that the hike might occur in September, the Federal Open Market Committee meeting came and went without an announcement that the U.S. Federal Reserve (Fed) would raise interest rates. While some now point to a first rate hike in December 2015, others lean toward the view that the Fed will move to raise rates much later.*

In Europe, the announcement and subsequent initiation of the European Central Bank’s (ECB’s) quantitative easing program caused Eurozone bonds to outperform in the first quarter. The positive performance in European emerging markets was short-lived, however, as financial turmoil in Greece heightened risk-off sentiment. Greece finally reached an agreement with its European creditors in July, although problems still exist.

Elsewhere in Europe, Russia has had a mixed year. The beginning of 2015 was characterized by economic volatility within the country as the Central Bank of Russia cut its policy interest rate by 300 basis points to 14%. This policy action followed an emergency meeting in December where rates were raised rates by 650 basis points (bps). Russia’s credit rating was cut to junk status by both Standard & Poor’s (S&P)2 and Moody’s, with both agencies keeping a negative outlook on the country. The contraction of the Russian economy–although weaker than expected–accelerated in the second quarter due to poor industrial output and retail sales. Despite some positive statements from the central bank and some encouraging data, Russia’s contraction appeared to continue in the third quarter.

Towards the end of the period, headlines were dominated by central-bank activity in China. With its economy showing continued signs of a slowdown, the Chinese government devalued the yuan by a record 1.90% at the beginning of August, spurring investors to drive the currency to its lowest level in nearly three years. This currency depreciation, coupled with weak economic data, brought chaos to equity markets worldwide. Market turmoil prompted policymakers to take action and cut interest rates by 25 bps in a bid to calm the storm.

Brazil has had a particularly difficult year, culminating with S&P’s downgrade of its sovereign rating. Consequently, US$56 billion of corporate debt dropped out of the investment-grade index, causing a flurry of index-related forced selling. In response to the downgrade, Brazil’s central bank announced that it would “use all available instruments” to arrest the continued depreciation of the Brazil real against the U.S. dollar. There was favorable news in the Brazilian market at the end of September, as Petrobras, the state-controlled oil company, increased its petrol and diesel prices by 6% and 4%, respectively, which will help it reclaim some of the losses from the recent Brazilian real depreciation. President Dilma Rousseff’s cabinet reshuffle was also leaked to the public. PMDB,3 one of the coalition parties, will be given seven ministers, while the Chief of Staff, Aloizio Mercadante, will be replaced. These changes should aid coalition management, and the news was welcomed by the market. EM spreads widened by 52 bps to end the month at 456 bps–a level not seen since the end of 2014.

Despite risk-off sentiment for the majority of the year, EM debt rallied across the board in October as risk-on sentiment took hold of the market. Positive returns were driven by a combination of the Fed holding off on interest rate hikes, better economic data from China and the possibility of further policy-easing by the ECB.

Overweight positions in Argentinian bonds and currency relative to the benchmark were the main contributors to Fund performance, as were underweights in Ecuador and Ukraine. Positioning in Russian hard- and local-currency bonds was also beneficial, while an underweight to Malaysia contributed to performance. The Fund’s use of currency forwards also added to performance during the period.

Conversely, overweight positions in Brazil and Mexico detracted from Fund performance, primarily through currency exposure. Positioning in Venezuela, as well as local-currency holdings in Uruguay and Indonesia, also had a negative impact on Fund performance over the period.

*	On December 16, 2015, the Fed increased the benchmark rate by 0.25%, noting that it sees the risks to the outlook for both economic activity and the labor market as balanced.
1	PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.
2	Standard & Poor’s (S&P) and Moody’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” (S&P) and “Aaa” to “C” (Moody’s) to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
3	The Brazilian Democratic Movement Party.

Annual Report 2015

12

Aberdeen Emerging Markets Debt Fund (Unaudited) (concluded)

The Fund may invest in derivatives for hedging purposes and for gaining risk exposures to countries, currencies and securities that are permitted investments for the Fund. The use of derivatives added approximately 1.98% to the Fund’s total return during the reporting period.

During the period, we increased the Fund’s exposure to Ukraine, Kazakhstan and Serbia, while initiating positions in Ethiopia, Jamaica and Ecuador. We reduced positioning in Venezuela, Croatia and Romania, and also cut local-currency holdings in Mexico and Brazil. In terms of currency exposure, we reduced our positions in Argentina, Brazil and Indonesia.

We believe that the key question is whether EM–especially in local currency debt–can continue its positive run. Technical factors should remain key as positioning is still light in certain bond markets but also, more importantly, in many EM currencies, which could drive the rally further if exogenous factors remain benign. The main near-term risk is U.S. monetary policy-tightening in December, which the market is rating as a 50% chance. As we have argued previously, though, it is the pace of rate hikes that will be important rather than the timing of the first hike. In the hard-currency space, there is clear interest among sovereigns to take advantage of still historically low borrowing costs. For instance, Angola, Cameroon and Jordan have met with investors recently to gauge support for new Eurobonds.

Portfolio Management:

Aberdeen Emerging Markets Debt Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). The Fund’s investments in high yield bonds and other lower-rated securities will subject the Fund to substantial risk of loss.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging markets countries.

The Fund is non-diversified and may hold larger positions in fewer securities than other funds and have greater risk than more diversified funds.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2015

13

Aberdeen Emerging Markets Debt Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2015)		1 Yr.		Inception[1]
Class A	w/o SC	(6.41%	)	(1.19%	)
	w/SC2	(10.37%	)	(2.60%	)
Class C	w/o SC	(6.98%	)	(1.90%	)
	w/SC3	(7.88%	)	(1.90%	)
Class R4	w/o SC	(6.60%	)	(1.42%	)
Institutional Service Class[4]	w/o SC	(6.12%	)	(0.93%	)
Institutional Class[4]	w/o SC	(6.23%	)	(0.97%	)

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

1	The Fund commenced operations on November 1, 2012.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Annual Report 2015

14

Aberdeen Emerging Markets Debt Fund (Unaudited)

Performance of a $1,000,000* Investment (as of October 31, 2015)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Debt Fund, the J.P. Morgan Emerging Markets Bond Index (EMBI) Global Diversified Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan EMBI Global Diversified Index is an alternatively weighted index that assigns a larger weight to less liquid issues from countries with smaller debt stocks and limits the weights of those index countries with larger debt stocks by only including a specified portion of these countries’ eligible current face amounts of debt outstanding. The index consists of U.S. dollar-denominated Brady bonds, Eurobonds, and traded loans issued by sovereign and quasi-sovereign entities issued in emerging markets countries.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Asset Allocation
Government Bonds	67.3%
Government Agencies	17.2%
Corporate Bonds	10.8%
Repurchase Agreement	3.1%
Other assets in excess of liabilities	1.6%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	3.8%
Diversified Telecommunication Services	1.5%
Oil, Gas & Consumable Fuels	1.2%
Holding Companies-Diversified Operations	0.7%
Retail	0.7%
Media	0.7%
Oil & Gas Services	0.6%
Food Products	0.5%
Airlines	0.5%
Iron/Steel	0.3%
Other	89.5%
100.0%

Top Holdings*
Turkey Government International Bond 09/26/2022	2.7%
Russian Federal Bond – OFZ, Series 6212 01/19/2028	2.6%
Mexico Government International Bond 01/11/2040	2.5%
Ukraine Government International Bond 07/24/2017	2.3%
Federal Democratic Republic of Ethiopia 12/11/2024	2.0%
Republic of Serbia 09/28/2021	2.0%
Indonesia Treasury Bond, Series FR68 03/15/2034	1.9%
Republic of Ghana 01/18/2026	1.8%
Uruguay Government International Bond 06/18/2050	1.7%
KazMunayGas National Co. JSC 11/07/2044	1.7%
Other	78.8%
100.0%

Top Countries
Brazil	9.3%
Mexico	8.4%
Russia	7.1%
Indonesia	7.0%
Kazakhstan	5.3%
Turkey	5.0%
Uruguay	3.7%
Dominican Republic	3.4%
Argentina	3.3%
United States	3.1%
Other	44.4%
100.0%
*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2015 Annual Report

15

Statement of Investments

October 31, 2015

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (10.8%)
BRAZIL (2.4%)
Commercial Banks (0.4%)
Banco do Brasil SA (BRL), 9.75%, 07/18/2017 (a)	$420,000	$100,193
Engineering & Construction (0.1%)
OAS Investments GmbH (USD), 8.25%, 10/19/2019 (a)(b)	200,000	14,000
Food Products (0.5%)
Marfrig Overseas Ltd. (USD), 9.50%, 05/04/2020 (a)	150,000	150,000
Iron/Steel (0.3%)
Vale Overseas Ltd.
(USD), 6.88%, 11/21/2036	95,000	77,340
(USD), 6.88%, 11/10/2039	26,000	20,863
		98,203
Oil, Gas & Consumable Fuels (1.1%)
Petrobras Global Finance BV
(USD), 3.00%, 01/15/2019	130,000	107,737
(USD), 7.88%, 03/15/2019	194,000	183,815
(USD), 5.75%, 01/20/2020	17,000	14,509
(USD), 6.88%, 01/20/2040	12,000	8,640
		314,701
		677,097
CHILE (1.2%)
Airlines (0.5%)
Latam Airlines 2015-1 Pass Through Trust A (USD), 4.20%, 08/15/2029 (a)	150,000	142,500
Retail (0.7%)
SACI Falabella (USD), 3.75%, 04/30/2023 (a)	200,000	197,588
		340,088
COLOMBIA (0.1%)
Oil, Gas & Consumable Fuels (0.1%)
Ecopetrol SA (USD), 7.38%, 09/18/2043	20,000	19,050
INDIA (1.2%)
Commercial Banks (1.2%)
State Bank of India (USD), 3.25%, 04/18/2018 (a)	310,000	316,377
MEXICO (1.5%)
Commercial Banks (0.6%)
BBVA Bancomer SA (USD), 6.75%, 09/30/2022 (a)	150,000	168,300
Holding Companies-Diversified Operations (0.7%)
Alfa SAB de CV (USD), 6.88%, 03/25/2044 (a)	200,000	199,250
Metals & Mining (0.2%)
Southern Copper Corp. (USD), 5.88%, 04/23/2045	68,000	59,443
		426,993
RUSSIA (2.1%)
Commercial Banks (0.7%)
Alfa Bank OJSC Via Alfa Bond Issuance PLC (USD), 7.75%, 04/28/2021 (a)	200,000	206,000
Diversified Telecommunication Services (0.8%)
Vimpel Communications Via VIP Finance Ireland Ltd. OJSC (USD), 7.75%, 02/02/2021 (a)	$200,000	$212,644
Oil & Gas Services (0.6%)
EDC Finance Ltd. (USD), 4.88%, 04/17/2020 (a)	200,000	178,000
		596,644
SOUTH AFRICA (0.7%)
Media (0.7%)
Myriad International Holdings BV (USD), 5.50%, 07/21/2025 (a)	200,000	195,932
TURKEY (1.6%)
Commercial Banks (0.9%)
Turkiye Garanti Bankasi AS (USD), 5.25%, 09/13/2022 (a)	250,000	251,284
Diversified Telecommunication Services (0.7%)
Turkcell Iletisim Hizmetleri AS (USD), 5.75%, 10/15/2025 (a)	200,000	199,750
		451,034
Total Corporate Bonds		3,023,215
GOVERNMENT BONDS (67.3%)
ARGENTINA (3.3%)
Argentina Bonar Bonds, Series X (USD), 7.00%, 04/17/2017	316,454	313,887
Argentine Republic Government International Bond
(EUR), 7.82%, 12/31/2033 (b)	165,132	185,402
(USD), 8.28%, 12/31/2033 (b)	216,193	239,974
(USD), 2.50%, 12/31/2038 (b)	320,000	202,720
		941,983
ARMENIA (1.0%)
Republic of Armenia (USD), 6.00%, 09/30/2020 (a)	290,000	286,653
BRAZIL (5.6%)
Brazil Notas do Tesouro Nacional
Series B (BRL), 6.00%, 08/15/2020 (c)	550,000	369,212
Series F (BRL), 10.00%, 01/01/2025	1,950,000	370,305
Series B (BRL), 6.00%, 08/15/2030 (c)	280,000	176,578
Series B (BRL), 6.00%, 08/15/2050 (c)	625,055	138,759
Brazilian Government International Bond
(USD), 4.88%, 01/22/2021	140,000	137,690
(USD), 2.63%, 01/05/2023	230,000	189,980
(USD), 7.13%, 01/20/2037	206,000	200,335
		1,582,859
COLOMBIA (1.4%)
Colombia Government International Bond (USD), 5.63%, 02/26/2044	420,000	406,350

See accompanying Notes to Financial Statements.

Annual Report 2015

16

Statement of Investments (continued)

October 31, 2015

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
DOMINICAN REPUBLIC (3.4%)
Dominican Republic International Bond
(USD), 7.50%, 05/06/2021 (a)	$270,000	$293,625
(USD), 7.45%, 04/30/2044 (a)	360,000	379,800
(USD), 6.85%, 01/27/2045 (a)	300,000	299,250
		972,675
EGYPT (1.0%)
Egypt Government International Bond (USD), 5.88%, 06/11/2025 (a)	310,000	289,850
EL SALVADOR (1.4%)
El Salvador Government International Bond
(USD), 5.88%, 01/30/2025 (a)	140,000	124,250
(USD), 6.38%, 01/18/2027 (a)	280,000	249,900
(USD), 7.65%, 06/15/2035 (a)	35,000	31,719
		405,869
ETHIOPIA (2.0%)
Federal Democratic Republic of Ethiopia (USD), 6.63%, 12/11/2024 (a)	600,000	556,500
GABON (0.6%)
Gabon Government International Bond (USD), 6.38%, 12/12/2024 (a)	200,000	172,000
GEORGIA (1.5%)
Georgia Government International Bond (USD), 6.88%, 04/12/2021 (a)	400,000	426,700
GHANA (1.8%)
Republic of Ghana (USD), 8.13%, 01/18/2026 (a)	600,000	509,550
HONDURAS (1.1%)
Honduras Government International Bond (USD), 7.50%, 03/15/2024 (a)	290,000	306,675
INDONESIA (4.7%)
Indonesia Government International Bond
(USD), 5.88%, 03/13/2020 (a)	230,000	255,192
(USD), 4.88%, 05/05/2021 (a)	200,000	210,122
(USD), 6.63%, 02/17/2037 (a)	100,000	109,900
Indonesia Treasury Bond
Series FR71 (IDR), 9.00%, 03/15/2029	3,096,000,000	224,491
Series FR68 (IDR), 8.38%, 03/15/2034	7,761,000,000	528,508
		1,328,213
IRAQ (1.5%)
Republic of Iraq (USD), 5.80%, 01/15/2028 (a)	580,000	424,850
IVORY COAST (1.4%)
Ivory Coast Government International Bond (USD), 5.75%, 12/31/2032 (a)(d)	440,000	391,600
JAMAICA (1.4%)
Jamaica Government International Bond (USD), 7.88%, 07/28/2045	400,000	404,000
KENYA (0.8%)
Kenya Government International Bond (USD), 6.88%, 06/24/2024 (a)	$230,000	$213,267
MEXICO (3.5%)
Mexican Bonos, Series M (MXN), 8.00%, 06/11/2020	2,080,000	140,597
Mexican Udibonos, Series S (MXN), 4.50%, 11/22/2035 (c)	2,162,855	150,299
Mexico Government International Bond (USD), 6.05%, 01/11/2040	610,000	689,300
		980,196
MONGOLIA (1.6%)
Development Bank of Mongolia LLC (USD), 5.75%, 03/21/2017 (a)(e)	210,000	203,182
Mongolia Government International Bond (USD), 5.13%, 12/05/2022 (a)	290,000	241,768
		444,950
MOZAMBIQUE (0.9%)
Mozambique EMATUM Finance 2020 BV (USD), 6.31%, 09/11/2020 (a)(e)	282,100	250,516
PARAGUAY (1.1%)
Republic of Paraguay (USD), 6.10%, 08/11/2044 (a)	300,000	304,500
PERU (2.7%)
Peru Government Bond (PEN), 7.84%, 08/12/2020	350,000	114,491
Peruvian Government International Bond
(PEN), 7.84%, 08/12/2020 (a)	730,000	238,794
(PEN), 6.95%, 08/12/2031 (a)	1,028,000	301,403
(PEN), 6.90%, 08/12/2037 (a)	360,000	102,711
		757,399
ROMANIA (1.3%)
Romanian Government International Bond (USD), 6.75%, 02/07/2022 (a)	310,000	369,520
RUSSIA (4.2%)
Russian Federal Bond — OFZ
Series 6207 (RUB), 8.15%, 02/03/2027	1,126,000	15,665
Series 6212 (RUB), 7.05%, 01/19/2028	59,188,000	746,202
Russian Foreign Bond — Eurobond (USD), 4.88%, 09/16/2023 (a)	400,000	413,480
		1,175,347
RWANDA (0.9%)
Rwanda International Government Bond (USD), 6.63%, 05/02/2023 (a)	250,000	241,176
SERBIA (2.7%)
Republic of Serbia
(USD), 5.25%, 11/21/2017 (a)	200,000	208,376
(USD), 7.25%, 09/28/2021 (a)	480,000	548,592
		756,968

See accompanying Notes to Financial Statements.

2015 Annual Report

17

Statement of Investments (continued)

October 31, 2015

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
SOUTH AFRICA (0.4%)
South Africa Government International Bond (USD), 5.88%, 05/30/2022	$100,000	$109,875
TANZANIA (0.7%)
Tanzania Government International Bond (USD), 6.54%, 03/09/2020 (a)(f)	200,000	193,750
TUNISIA (1.0%)
Banque Centrale de Tunisie SA (USD), 5.75%, 01/30/2025 (a)	300,000	281,298
TURKEY (3.4%)
Turkey Government International Bond
(USD), 6.25%, 09/26/2022	680,000	754,800
(USD), 6.75%, 05/30/2040	170,000	193,800
		948,600
UKRAINE (2.9%)
Ukraine Government International Bond
(USD), 9.25%, 07/24/2017 (a)	830,000	649,475
(USD), 7.80%, 11/28/2022 (a)	200,000	156,000
		805,475
UNITED ARAB EMIRATES (1.1%)
Emirate of Dubai Government International Bonds
(USD), 7.75%, 10/05/2020 (a)	100,000	123,075
(USD), 5.25%, 01/30/2043 (a)	210,000	184,128
		307,203
URUGUAY (3.7%)
Uruguay Government International Bond
(UYU), 5.00%, 09/14/2018 (c)	7,098,913	239,720
(UYU), 4.25%, 04/05/2027 (c)	10,406,129	310,963
(USD), 5.10%, 06/18/2050	540,000	484,650
		1,035,333
VENEZUELA (0.4%)
Venezuela Government International Bond (USD), 7.75%, 10/13/2019 (a)	273,600	108,569
ZAMBIA (0.9%)
Republic of Zambia (USD), 8.97%, 07/30/2027 (a)	300,000	251,250
Total Government Bonds		18,941,519
GOVERNMENT AGENCIES (17.2%)
BRAZIL (1.3%)
Banco Nacional de Desenvolvimento Economico e Social
(USD), 6.50%, 06/10/2019 (a)	220,000	220,000
(USD), 5.50%, 07/12/2020 (a)	160,000	150,400
		370,400
CHILE (0.7%)
Empresa Nacional del Petroleo (USD), 4.38%, 10/30/2024 (a)	200,000	200,316
ECUADOR (0.8%)
EP PetroEcuador via Noble Sovereign Funding I Ltd. (USD), 5.96%, 09/24/2019 (a)(e)(f)	$286,316	$227,621
GEORGIA (0.7%)
Georgian Railway JSC (USD), 7.75%, 07/11/2022 (a)	200,000	208,942
INDONESIA (2.3%)
Pertamina Persero PT
(USD), 4.88%, 05/03/2022 (a)	220,000	216,590
(USD), 6.00%, 05/03/2042 (a)	490,000	425,075
		641,665
KAZAKHSTAN (5.3%)
Kazakhstan Temir Zholy Finance BV (USD), 6.95%, 07/10/2042 (a)	550,000	453,343
KazMunayGas National Co. JSC
(USD), 9.13%, 07/02/2018 (a)	130,000	143,361
(USD), 7.00%, 05/05/2020 (a)	240,000	249,501
(USD), 4.88%, 05/07/2025 (a)	200,000	176,000
(USD), 6.00%, 11/07/2044 (a)	620,000	484,543
		1,506,748
MEXICO (3.4%)
Petroleos Mexicanos
(USD), 6.63%, 06/15/2038	170,000	163,837
(USD), 6.50%, 06/02/2041	340,000	326,332
(USD), 6.38%, 01/23/2045	210,000	198,975
(USD), 5.63%, 01/23/2046 (a)	300,000	258,690
		947,834
OMAN (0.7%)
Lamar Funding Ltd. (USD), 3.96%, 05/07/2025 (a)	200,000	187,340
RUSSIA (0.8%)
Vnesheconombank Via VEB Finance PLC (USD), 6.90%, 07/09/2020 (a)	220,000	224,470
SOUTH AFRICA (0.8%)
Eskom Holdings SOC Ltd. (USD), 7.13%, 02/11/2025 (a)	240,000	222,600
VENEZUELA (0.4%)
Petroleos de Venezuela SA (USD), 8.50%, 11/02/2017 (a)	180,000	109,332
Total Government Agencies		4,847,268

See accompanying Notes to Financial Statements.

Annual Report 2015

18

Statement of Investments (concluded)

October 31, 2015

Aberdeen Emerging Markets Debt Fund

	Shares or Principal Amount	Value (US$)
REPURCHASE AGREEMENT (3.1%)
UNITED STATES (3.1%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/30/2015, due 11/02/2015, repurchase price $880,000, collateralized by U.S. Treasury Note, maturing 02/15/2025; total market value of $898,213	$880,000	$880,000
Total Repurchase Agreement		880,000
Total Investments (Cost $30,386,351) (g)—98.4%		27,692,002

Other assets in excess of liabilities—1.6%		457,784
Net Assets—100.0%		$28,149,786

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Security is in default.
(c)	Inflation linked security.
(d)	Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.
(e)	This security is government guaranteed.
(f)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2015.
(g)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
BRL	Brazilian Real
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
PEN	Peruvian Nuevo Sol
RUB	New Russian Ruble
USD	U.S. Dollar
UYU	Uruguayan Peso

At October 31, 2015, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased	Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real/United States Dollar
11/24/2015	UBS	BRL	374,000	USD	93,684	$96,345	$2,661

Indian Rupee/United States Dollar
11/24/2015	Citibank	INR	34,659,000	USD	527,092	528,452	1,360

Mexican Peso/United States Dollar
01/14/2016	JPMorgan Chase	MXN	4,513,000	USD	270,291	271,864	1,573
						$896,661	$5,594

Sale Contracts Settlement Date*	Counterparty		Amount Purchased	Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Brazilian Real
11/24/2015	UBS	USD	1,344,056	BRL	4,870,000	$1,254,539	$89,517

United States Dollar/Euro
01/14/2016	Deutsche Bank	USD	175,938	EUR	154,000	169,574	6,364

United States Dollar/Indonesian Rupiah
11/24/2015	Deutsche Bank	USD	760,430	IDR	10,767,724,000	782,408	(21,978)

United States Dollar/New Russian Ruble
11/24/2015	Barclays Bank	USD	85,068	RUB	5,897,000	91,810	(6,742)
11/24/2015	UBS	USD	119,937	RUB	7,562,000	117,732	2,205

United States Dollar/Peruvian Nouveau Sol
11/24/2015	Goldman Sachs	USD	295,328	PEN	983,000	298,469	(3,141)
11/24/2015	JPMorgan Chase	USD	727,382	PEN	2,420,000	734,787	(7,405)
						$3,449,319	$58,820

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

2015 Annual Report

19

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

The Aberdeen Emerging Markets Debt Local Currency Fund (Institutional Class shares net of fees)1 returned -19.18% for the 12-month period ended October 31, 2015, versus the -17.42% return of its benchmark, the J.P. Morgan Government Bond-Emerging Markets (GBI-EM) Index, for the same period. For broader comparison, the average return of the Fund’s Lipper peer category of Emerging Markets Local Currency Debt Funds (consisting of 33 funds) was -16.33% for the period.

It has been a challenging 12 months for emerging markets (EM) debt. A number of geopolitical and macroeconomic events contributed to risk-averse conditions, causing retail fund outflows throughout the year.

Events in the U.S. were drivers of EM performance over the period as a strong US dollar pushed EM currencies to all-time lows and the continued uncertainty surrounding the timing of U.S. interest–rate hikes spooked markets. Disappointing employment data quickly ruled out the possibility of a June rate increase. Although there were some expectations that the hike might occur in September, the Federal Open Market Committee meeting came and went without an announcement that the U.S. Federal Reserve (Fed) would raise interest rates. While some now point to December for the first rate, others lean toward the view that the Fed will move to hike rates much later.*

In Europe, the announcement and subsequent initiation of the European Central Bank’s (ECB’s) quantitative easing program caused Eurozone bonds to outperform in the first quarter. The positive performance in European emerging markets was short-lived, however, as financial turmoil in Greece heightened risk-off sentiment. Greece finally reached an agreement with its European creditors in July, although problems still exist.

Elsewhere in Europe, Russia has had a mixed year. The beginning of 2015 was characterised by economic volatility within the country as the Central Bank of Russia cut its policy interest rate by 300 basis points (bps) to 14%. This policy action followed an emergency meeting in December where rates were raised rates by 650 bps (6.50%). Russia’s credit rating was cut to junk status by both Standard & Poor’s (S&P)2 and Moody’s, with both agencies keeping a negative outlook on the country. The contraction of the Russian economy–although weaker than expected–accelerated in the second quarter due to poor industrial output and retail sales. Despite some positive statements from the central bank and some encouraging data, Russia’s contraction appeared to continue in the third quarter.

Towards the end of the period, headlines were dominated by central-bank activity in China. With its economy showing continued signs of a slowdown, the Chinese government devalued the yuan by a record 1.90% at the beginning of August, spurring investors to drive the currency to its lowest level in nearly three years. This currency depreciation, coupled with weak economic data, brought chaos to equity markets worldwide. Market turmoil prompted policymakers to take action and cut interest rates by 25 bps in a bid to calm the storm.

Brazil has had a particularly difficult year, culminating with S&P’s downgrade of its sovereign rating. As a result, $56 billion of corporate debt which dropped out of the investment-grade index, causing a flurry of index-related forced selling. In response to the downgrade, Brazil’s central bank announced that it would “use all available instruments” to arrest the continued depreciation of the Brazil real against the U.S. dollar. There was favorable news in the Brazilian market at the end of September, as Petrobras, the state-controlled oil company (which the Fund does not hold), increased its petrol and diesel prices by 6% and 4%, respectively, which should help it reclaim some of the losses from the recent Brazilian real depreciation. President Dilma Rousseff’s cabinet reshuffle was also leaked to the public. PMDB,3 one of the coalition parties, will be given seven ministers, while the Chief of Staff, Aloizio Mercadante, will be replaced. These changes should aid coalition management, and the news was welcomed by the market. EM spreads widened by 52 bps to end the month at 456 bps–a level not seen since the end of 2014.

Despite risk-off sentiment for the majority of the year, EM debt rallied across the board in October as risk-on sentiment took hold of the market. Positive returns were driven by a combination of the Fed holding off on interest rate hikes, better economic data from China and the possibility of further policy-easing by the ECB.

Underweight positions in Hungary, Malaysia, Colombia and Poland relative to the benchmark were the primary contributors to Fund performance over the year, while a currency position in the Argentine peso was also beneficial. Additionally, the Fund’s use of currency forwards was a positive contributor to performance during the period.

Conversely, overweight positions in Brazil, Mexico and Indonesia were the primary detractors from the Fund’s performance over the reporting period. A position in Uruguay inflation-linked bonds and exposure to Peru also hindered performance.

The Fund may invest in derivatives for hedging purposes and for gaining risk exposures to countries, currencies and securities that are

Annual Report 2015

20

*	On December 16, 2015, the Fed increased the benchmark rate by 0.25%, noting that it sees the risks to the outlook for both economic activity and the labor market as balanced.
1	PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.
2	Standard & Poor’s (S&P) and Moody’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” (S&P) and “Aaa” to “C” (Moody’s) to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
3	The Brazilian Democratic Movement Party.

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited) (concluded)

permitted investments for the Fund. The use of derivatives subtracted approximately 1.22% from the Fund’s total return for the reporting period.

During the period, we increased the Fund’s positioning in Brazil and South African local rates while also initiating a position in Hungary. We also cut the exposure to Indonesia, Peru and Romania. In terms of currency positioning, we reduced the exposures to the Philippine peso, Brazil real and South African rand, while increasing positions in the Romanian leu and the Turkish lira.

We believe that the key question is whether EM–especially in local currency debt–can continue its positive run. Technical factors should remain key as positioning is still light in certain bond markets but also, more importantly, in many EM currencies, which could drive the rally further if exogenous factors remain benign. The main near-term risk is U.S. monetary policy tightening in December which the market is rating as a 50% chance. As we have argued previously, though, it is the pace of rate hikes that will be important rather than the timing of the first hike. In the hard-currency space, there is clear interest among sovereigns to take advantage of still historically low borrowing costs. For instance, Angola, Cameroon and Jordan have met with investors recently to gauge support for new Eurobonds.

Portfolio Management:

Aberdeen Emerging Markets Debt Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). The Fund’s investments in high-yield bonds and other lower-rated securities will subject the Fund to substantial risk of loss.

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging markets countries.

The Fund is non-diversified and may hold larger positions in fewer securities than other funds and have greater risk than more diversified funds.

Non-investment-grade debt securities (high yield/junk bonds) may be subject to greater market fluctuations, risk of default or loss of income and principal than higher-rated securities.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

2015 Annual Report

21

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2015)		1 Yr.		Inception[1]
Class A	w/o SC	(19.59%	)	(6.07%	)
	w/SC2	(23.03%	)	(6.96%	)
Class C	w/o SC	(19.93%	)	(6.71%	)
	w/SC3	(20.73%	)	(6.71%	)
Class R4	w/o SC	(19.72%	)	(6.36%	)
Institutional Service Class[4]	w/o SC	(19.20%	)	(5.80%	)
Institutional Class[4]	w/o SC	(19.18%	)	(5.77%	)

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

1	The Fund commenced operations on May 2, 2011.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.

Annual Report 2015

22

Aberdeen Emerging Markets Debt Local Currency Fund (Unaudited)

Performance of a $1,000,000* Investment (as of October 31, 2015)

*	Minimum Initial Investment

Comparative performance of $1,000,000 invested in Institutional Class shares of the Aberdeen Emerging Markets Debt Local Currency Fund, J.P. Morgan Government Bond Index Emerging Markets (GBI-EM) Global Diversified Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The J.P. Morgan GBI-EM Global Diversified Index is an alternatively weighted index that assigns weightings among countries by limiting the weights of countries with larger debt stocks and redistributes those weights to countries with smaller weights. The index consists of local currency denominated, government debt issued in emerging markets countries including: Brazil, Chile, Colombia, Hungary, Indonesia, Malaysia, Mexico, Nigeria, Peru, Philippines, Poland, Romania, Russia, South Africa, Thailand, and Turkey.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Asset Allocation
Government Bonds	75.2%
Government Agencies	13.2%
Corporate Bonds	7.1%
Repurchase Agreement	5.0%
Liabilities in excess of other assets	(0.5)%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Oil, Gas & Consumable Fuels	4.9%
Commercial Banks	2.2%
Other	92.9%
100.0%

Top Holdings*
Russian Federal Bond – OFZ, Series 6212 01/19/2028	5.5%
Petrobras Global Finance BV 05/20/2016	4.9%
Colombian TES, Series B 08/26/2026	4.3%
Cagamas MBS Bhd, Series 4 05/29/2017	4.3%
Peruvian Government International Bond 08/12/2031	3.8%
India Government Bond 12/10/2020	3.8%
Turkey Government Bond, Series 5YR 03/08/2017	3.3%
Turkey Government Bond 03/20/2024	3.3%
Thailand Government Bond, Series ILB 07/14/2021	3.2%
Brazil Notas do Tesouro Nacional, Series F 01/01/2025	3.2%
Other	60.4%
100.0%

Top Countries
Brazil	14.5%
Indonesia	10.9%
Mexico	10.8%
Turkey	9.8%
South Africa	9.2%
Malaysia	8.0%
Russia	7.4%
United States	5.0%
Colombia	4.3%
Peru	4.2%
Other	15.9%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2015 Annual Report

23

Statement of Investments

October 31, 2015

Aberdeen Emerging Markets Debt Local Currency Fund

	Shares or Principal Amount	Value (US$)
CORPORATE BONDS (7.1%)
BRAZIL (7.1%)
Commercial Banks (2.2%)
Banco do Brasil SA (BRL), 9.75%, 07/18/2017 (a)	$965,000	$230,206
Oil, Gas & Consumable Fuels (4.9%)
Petrobras Global Finance BV (USD), 1.95%, 05/20/2016 (b)	530,000	518,578
		748,784
Total Corporate Bonds		748,784
GOVERNMENT BONDS (75.2%)
BRAZIL (7.4%)
Brazil Notas do Tesouro Nacional
Series B (BRL), 6.00%, 08/15/2020 (c)	40,000	25,810
Series B (BRL), 10.00%, 01/01/2023	880,000	174,579
Series F (BRL), 10.00%, 01/01/2025	1,780,000	338,022
Series B (BRL), 6.00%, 08/15/2040 (c)	173,000	105,798
Series B (BRL), 6.00%, 05/15/2045 (c)	235,000	144,447
		788,656
COLOMBIA (4.3%)
Colombian TES, Series B (COP), 7.50%, 08/26/2026	1,359,000,000	452,339
HUNGARY (0.6%)
Hungary Government Bond, Series 20 (HUF), 3.50%, 06/24/2020	17,000,000	62,899
INDIA (3.8%)
India Government Bond (INR), 8.12%, 12/10/2020	25,600,000	398,490
INDONESIA (10.9%)
Indonesia Treasury Bond
Series FR69 (IDR), 7.88%, 04/15/2019	3,196,000,000	226,997
Series FR59 (IDR), 7.00%, 05/15/2027	3,391,000,000	211,700
Series FR71 (IDR), 9.00%, 03/15/2029	3,388,000,000	245,664
Series FR54 (IDR), 9.50%, 07/15/2031	2,556,000,000	190,095
Series FR68 (IDR), 8.38%, 03/15/2034	4,197,000,000	285,807
		1,160,263
MALAYSIA (3.7%)
Malaysia Government Bond
Series 0515 (MYR), 3.76%, 03/15/2019	140,000	32,745
Series 0112 (MYR), 3.42%, 08/15/2022	515,000	115,374
Series 0310 (MYR), 4.50%, 04/15/2030	1,020,000	240,275
		388,394
MEXICO (6.0%)
Mexican Bonos
Series M10 (MXN), 8.50%, 12/13/2018	1,460,000	98,021
Series M (MXN), 8.00%, 06/11/2020	2,780,000	187,913
Series M (MXN), 6.50%, 06/10/2021	2,200,000	140,303
Series M30 (MXN), 8.50%, 11/18/2038	675,000	49,325
Series M (MXN), 7.75%, 11/13/2042	500,000	33,967
Mexican Udibonos, Series S (MXN), 4.50%, 11/22/2035 (c)	$1,773,872	$123,269
		632,798
PERU (4.2%)
Peruvian Government International Bond
(PEN), 5.20%, 09/12/2023 (a)	165,000	45,577
(PEN), 6.95%, 08/12/2031 (a)	1,365,000	400,209
		445,786
POLAND (3.8%)
Poland Government Bond
Series 0725 (PLN), 3.25%, 07/25/2025	990,000	269,066
Series 0429 (PLN), 5.75%, 04/25/2029	401,000	135,880
		404,946
ROMANIA (1.5%)
Romania Government Bond, Series 10Y (RON), 4.75%, 02/24/2025	575,000	157,491
RUSSIA (5.5%)
Russian Federal Bond — OFZ, Series 6212 (RUB), 7.05%, 01/19/2028	45,894,000	578,601
SOUTH AFRICA (7.0%)
South Africa Government Bond
Series R207 (ZAR), 7.25%, 01/15/2020	3,320,000	236,111
Series R186 (ZAR), 10.50%, 12/21/2026	1,350,000	112,607
Series 2030 (ZAR), 8.00%, 01/31/2030	2,560,000	174,041
Series R209 (ZAR), 6.25%, 03/31/2036	4,040,000	218,582
		741,341
THAILAND (4.1%)
Thailand Government Bond
Series ILB (THB), 1.20%, 07/14/2021 (a)(c)	12,854,919	340,980
(THB), 3.63%, 06/16/2023	3,200,000	95,946
		436,926
TURKEY (9.8%)
Turkey Government Bond
Series 5YR (TRY), 9.00%, 03/08/2017	1,050,000	355,475
(TRY), 9.50%, 01/12/2022	805,000	272,254
(TRY), 8.80%, 09/27/2023	200,000	65,240
(TRY), 10.40%, 03/20/2024	970,000	345,359
		1,038,328
URUGUAY (2.6%)
Uruguay Government International Bond
(UYU), 5.00%, 09/14/2018 (c)	6,206,478	209,584
(UYU), 4.25%, 04/05/2027 (c)	2,184,896	65,290
		274,874
Total Government Bonds		7,962,132
GOVERNMENT AGENCIES (13.2%)
MALAYSIA (4.3%)
Cagamas MBS Bhd, Series 4 (MYR), 3.90%, 05/29/2017	1,930,000	450,940

See accompanying Notes to Financial Statements.

2015 Annual Report

24

Statement of Investments (continued)

October 31, 2015

Aberdeen Emerging Markets Debt Local Currency Fund

	Shares or Principal Amount	Value (US$)
MEXICO (4.8%)
Petroleos Mexicanos
(MXN), 9.10%, 01/27/2020	$3,340,000	$228,814
Series 13-2 (MXN), 7.19%, 09/12/2024	2,800,000	159,082
Series 14-2 (MXN), 7.47%, 11/12/2026	2,140,000	118,810
		506,706
RUSSIA (1.9%)
RZD Capital PLC (RUB), 8.30%, 04/02/2019 (a)	14,500,000	206,794
SOUTH AFRICA (2.2%)
Eskom Holdings SOC Ltd., Series 170 (ZAR), 13.50%, 08/01/2020	2,700,000	234,362
Total Government Agencies		1,398,802
REPURCHASE AGREEMENT (5.0%)
UNITED STATES (5.0%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/30/2015, due 11/02/2015, repurchase price $530,000, collateralized by U.S. Treasury Note, maturing 02/15/2025; total market value of $540,913	530,000	530,000
Total Repurchase Agreement		530,000
Total Investments (Cost $13,364,910) (d)—100.5%		10,639,718

Liabilities in excess of other assets—(0.5)%		(51,315)
Net Assets—100.0%		$10,588,403

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2015.
(c)	Inflation linked security.
(d)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
BRL	Brazilian Real
COP	Colombian Peso
HUF	Hungarian Forint
IDR	Indonesian Rupiah
INR	Indian Rupee
MXN	Mexican Peso
MYR	Malaysian Ringgit
PEN	Peruvian Nuevo Sol
PHP	Philippine Peso
PLN	Polish Zloty
RON	Romanian Leu
RUB	New Russian Ruble
TRY	Turkish Lira
USD	U.S. Dollar
UYU	Uruguayan Peso
ZAR	South African Rand

See accompanying Notes to Financial Statements.

Annual Report 2015

25

Statement of Investments (continued)

October 31, 2015

Aberdeen Emerging Markets Debt Local Currency Fund

At October 31, 2015, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased	Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Brazilian Real/United States Dollar
11/24/2015	Deutsche Bank	BRL	300,000	USD	73,368	$77,282	$3,914

Colombian Peso/United States Dollar
11/24/2015	Barclays Bank	COP	752,747,000	USD	248,350	259,252	10,902

Hungarian Forint/United States Dollar
01/14/2016	UBS	HUF	107,823,000	USD	394,736	381,382	(13,354)

Indian Rupee/United States Dollar
11/24/2015	Citibank	INR	6,814,000	USD	104,686	103,894	(792)

Malaysian Ringgit/United States Dollar
11/24/2015	Deutsche Bank	MYR	549,000	USD	124,067	127,584	3,517

Maxican Peso/United States Dollar
01/14/2016	Deutsche Bank	MXN	500,000	USD	30,286	30,120	(166)
01/14/2016	JPMorgan Chase	MXN	4,785,000	USD	286,581	288,249	1,668

New Russian Ruble/United States Dollar
11/24/2015	Barclays Bank	RUB	2,046,000	USD	30,195	31,854	1,659

Peruvian Nouveau Sol/United States Dollar
11/24/2015	Barclays Bank	PEN	77,000	USD	23,054	23,380	326
11/24/2015	Deutsche Bank	PEN	105,000	USD	32,273	31,881	(392)

Philippine Peso/United States Dollar
11/24/2015	Goldman Sachs	PHP	4,980,000	USD	107,028	106,242	(786)

Polish Zloty/United States Dollar
01/14/2016	Goldman Sachs	PLN	2,376,000	USD	638,315	613,725	(24,590)

Romanian Leu/United States Dollar
01/14/2016	Deutsche Bank	RON	165,000	USD	42,553	40,913	(1,640)

Turkish Lira/United States Dollar
01/14/2016	Barclays Bank	TRY	115,000	USD	38,014	38,635	621
						$2,154,393	$(19,113)

See accompanying Notes to Financial Statements.

2015 Annual Report

26

Statement of Investments (concluded)

October 31, 2015

Aberdeen Emerging Markets Debt Local Currency Fund

Sale Contracts Settlement Date*	Counterparty		Amount Purchased	Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Brazilian Real
11/24/2015	Deutsche Bank	USD	27,658	BRL	109,000	$28,079	$(421)
11/24/2015	UBS	USD	49,954	BRL	188,000	48,430	1,524

United States Dollar/Colombian Peso
11/24/2015	Deutsche Bank	USD	20,189	COP	58,708,000	20,220	(31)

United States Dollar/Indian Rupee
11/24/2015	Citibank	USD	189,297	INR	12,562,000	191,535	(2,238)
11/24/2015	Goldman Sachs	USD	6,305	INR	414,000	6,312	(7)

United States Dollar/Indonesian Rupiah
11/24/2015	Deutsche Bank	USD	102,123	IDR	1,475,668,000	107,226	(5,103)
11/24/2015	JPMorgan Chase	USD	110,346	IDR	1,511,741,000	109,847	499

United States Dollar/Malaysian Ringgit
11/24/2015	Citibank	USD	16,828	MYR	72,000	16,732	96
11/24/2015	UBS	USD	40,309	MYR	167,000	38,810	1,499

United States Dollar/New Russian Ruble
11/24/2015	Barclays Bank	USD	16,416	RUB	1,138,000	17,717	(1,301)
11/24/2015	Deutsche Bank	USD	20,672	RUB	1,408,000	21,921	(1,249)
11/24/2015	UBS	USD	31,007	RUB	1,955,000	30,437	570

United States Dollar/Peruvian Nouveau Sol
11/24/2015	Barclays Bank	USD	12,731	PEN	42,000	12,753	(22)
11/24/2015	JPMorgan Chase	USD	480,613	PEN	1,599,000	485,506	(4,893)

United States Dollar/South African Rand
01/14/2016	Citibank	USD	75,313	ZAR	1,029,000	73,413	1,900

United States Dollar/Thai Baht
01/14/2016	Barclays Bank	USD	121,982	THB	4,360,000	122,278	(296)
						$1,331,216	$(9,473)

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

Annual Report 2015

27

Aberdeen Global Fixed Income Fund (Unaudited)

The Aberdeen Global Fixed Income Fund (institutional Class shares net of fees)1 returned -5.88% for the 12-month period ended October 31, 2015, versus the -3.07% return for its benchmark, the Barclays Global Aggregate Bond Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Global Income Funds (consisting of 66 funds), as measured by Lipper, Inc., was -2.89% for the period.

Divergent global central bank policy, falling inflation expectations and growth concerns in China led to increased volatility across global asset markets and a fall in core bond yields during the reporting period. Solid U.S. employment data, combined with expectations that the U.S. Federal Reserve (Fed) would soon start to hike interest rates, caused the U.S. Treasury yield curve to flatten and U.S. dollar to strengthen over the period. In stark contrast, weak economic activity and falling inflation expectations led the European Central Bank (ECB) to initiate its sovereign asset purchase program. Persistent low inflation, driven in part by a big decline in oil prices, led to several central banks also easing monetary policy. In the U.S., persistently solid labor market data indicated that unemployment fell to levels traditionally associated with full employment, while inflation remained relatively benign. This divergence between the two sides of the Fed’s dual mandate led to a high degree of uncertainty over when the central bank would start to tighten monetary policy. However, the October post-meeting statement was then hawkish relative to expectations and explicitly mentioned the possibility of raising the federal funds rate in December. This fueled expectations that the Fed would hike interest rates by the end of 2015.*

The ECB initiated standard quantitative easing (QE) to complement its existing asset-backed securities and covered bond purchases program, prompting a sell-off in the euro. At its September 2015 meeting, ECB President Mario Draghi strongly suggested the possibility of further easing if market volatility were to persist, or if inflation showed little sign of returning to target. In Greece, the election of far-left political party Syriza in January 2015 caused significant market uncertainty around the country’s future in the Eurozone. After protracted discussions and a missed payment to the International Monetary Fund, an agreement between the Eurozone members and Greece was finally reached, committing Greece to a new bailout program.

UK economic data points were generally positive over the reporting period. As the labor market continued to show signs of tightening, the unemployment rate fell to 5.4% in September 2015, and wage growth slowly improved. Inflation remained well below the Bank of England’s (BoE’s) target rate of 2.0% year-over-year, falling to -0.1% in September. This partly reflects the strength of the British sterling, weakness in Europe and the global decline in commodity prices. The BoE left its policy rate unchanged over the reporting period, with the Monetary Policy Committee acknowledging towards the end of the period the downside risks to growth concerning emerging markets and China. In China, a sustained period of weaker-than-expected economic data led the People’s Bank of China (PBoC) to ease monetary policy several times by reducing its benchmark interest rate and raising banks’ deposit ratio in a bid to increase lending. The Chinese equity market was incredibly volatile, with the benchmark Shanghai Composite Index falling by over 8% in a single day in late August. The PBoC eventually responded to the turmoil by further easing. While this helped markets, volatility remained elevated, and the market’s confidence in the ability of Chinese policymakers subsequently decreased, in our view.

Credit markets had a volatile start to the reporting period, with worldwide corporate credit ending negatively across the quality spectrum. Oil was the most important driver of investor sentiment and valuation, with a drop in price to below US$60 per barrel. This tone continued throughout the reporting period, with such risks as a possible Greek exit from the Eurozone and economic malaise harming risk sentiment within the asset class. Emerging market (EM) credit had a difficult time towards the end of the period, with events in China and Brazil driving much of the news flow. In August, the PBoC’s surprise decision to devalue the yuan as well as other policy measures and a rapidly falling stock market, hampered offshore risk markets. When Brazil’s credit rating was downgraded by Standard & Poor’s,2 US$56 billion in corporate debt dropped out of the Barclays Global Aggregate Bond Index, causing a flurry of index-related forced selling.

Based on our expectation that the ongoing U.S. economic recovery would lead to a steady drift higher in U.S. Treasury yields, we had positioned the Fund with a relatively short duration3 position. This was a drag on Fund performance as yields fell in all but the short end of the curve. This was partially offset by the Fund’s overweight position in the short segment of the New Zealand yield curve and its U.S. yield curve positioning, which contributed to Fund performance for the period.

During the reporting period, the Fund was positioned with an overweight bias towards credit risk, reflecting our view that credit

*	On December 16, 2015, the Fed increased the benchmark rate by 0.25%, noting that it sees the risks to the outlook for both economic activity and the labor market as balanced.
1	PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.
2	Standard & Poor’s credit ratings express the agency’s opinion about the ability and willingness of an issuer, such as a corporation or state or city government, to meet its financial obligations in full and on time. Typically, ratings are expressed as letter grades that range, for example, from “AAA” to “D” to communicate the agency’s opinion of relative level of credit risk. Ratings from “AA” to “CCC” may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories.
3	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.

2015 Annual Report

28

Aberdeen Global Fixed Income Fund (Unaudited) (concluded)

holds significant long-term value across most sectors. This was a detractor from Fund performance as credit market yield spreads generally widened over the period. The Fund’s exposure to the energy sector was the largest drag on performance as commodity price volatility severely harmed risk sentiment within the asset class. This was partially offset by the Fund’s sector allocation to supranational and senior financials issues, as risk-off investor sentiment helped support government-backed and senior structured debt.

Our active currency management bolstered Fund performance for the reporting period. The overweight U.S. dollar position relative to the allocations to the euro, Japanese yen and Australian dollar contributed positively to Fund performance as strong U.S. economic data and divergent central bank policy prompted broad U.S. dollar outperformance versus most major global currencies over the 12-month period.

The Fund’s use of derivatives subtracted approximately 0.35% from its total return during the reporting period. We used bond futures for efficient portfolio management purposes, while employing forward contracts as part of the Fund’s hedging strategy to manage currency exposure.

Towards the end of the reporting period, there appeared to be increased uncertainty in the markets over the global outlook for monetary policy, but we still believe a Fed rate hike in December is more likely than not. In the UK, there is mounting concern that the economy is slowing, although we think that the BoE may still raise rates in the first half of 2016. We expect further monetary policy easing from both the Bank of Japan and the ECB, either via additional rate cuts or increasing the scope of QE. In this environment, and given current market levels, we think inflation protection looks particularly attractive. The euro remains our favored currency short. Finally, we remain cautious towards emerging markets, especially in the foreign exchange space.

Portfolio Management:

Aberdeen Global Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities and are subject to different accounting and regulatory standards, political and economic risks and, to the extent denominated in foreign currencies, currency exchange rate risk (unless otherwise hedged). These risks are enhanced in emerging markets countries.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these risks.

Annual Report 2015

29

Aberdeen Global Fixed Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2015)		1 Yr.		5 Yr.		10 Yr.
Class A	w/o SC	(6.03%	)	(0.74%	)	2.91%
	w/SC2	(10.04%	)	(1.60%	)	2.47%
Class C	w/o SC	(6.86%	)	(1.49%	)	2.13%
	w/SC3	(7.79%	)	(1.49%	)	2.13%
Institutional Service Class[4,5]	w/o SC	(6.02%	)	(0.63%	)	3.08%
Institutional Class[4,6]	w/o SC	(5.88%	)	(0.47%	)	3.17%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

1	Returns prior to July 20, 2009 reflect the performance of the predecessor fund (the “Predecessor Fund”). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charges.
5	Returns before the first offering of the Institutional Service Class Shares (July 20, 2009) are based on the previous performance of Common Class shares of the Predecessor Fund. This performance is substantially similar to what Institutional Service Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Service Class shares would only differ to the extent of the differences in expenses of the two classes.
6	Returns before the first offering of the Institutional Class Shares (July 20, 2009) are based on the previous performance of the Common Class shares of the Predecessor Fund. This performance is substantially similar to what Institutional Class shares would have produced because both classes invest in the same portfolio of securities. Returns for the Institutional Class shares would only differ to the extent of the differences in the expenses of the two classes.

Annual Report 2015

30

Aberdeen Global Fixed Income Fund (Unaudited)

Performance of a $1,000,000 Investment (as of October 31, 2015)

Comparative performance of $1,000,000 invested in Institutional Service Class shares of the Aberdeen Global Fixed Income Fund, the Barclays Global Aggregate Bond Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Global Aggregate Bond Index is a broad-based index that measures the global investment grade fixed-rate debt markets inclusive of three major components: U.S. Aggregate Bond Index, the Pan-European Aggregate Index, and the Asian-Pacific Aggregate Index.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Asset Allocation
Corporate Bonds	35.9%
Government Bonds	32.0%
U.S. Treasuries	15.4%
Residential Mortgage-Backed Securities	6.2%
Commercial Mortgage-Backed Securities	5.2%
Repurchase Agreement	1.3%
Municipal Bonds	0.8%
Asset-Backed Securities	0.4%
Other assets in excess of liabilities	2.8%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	7.1%
Diversified Telecommunication Services	3.2%
Energy Equipment & Services	3.1%
Oil, Gas & Consumable Fuels	3.0%
Transportation	2.3%
Insurance	1.6%
Food Products	1.6%
Media	1.4%
Entertainment	1.4%
Diversified Financial Services	1.3%
Other	74.0%
100.0%

Top Holdings*
U.S. Treasury Inflation Indexed Bond 07/15/2025	5.3%
U.S. Treasury Notes 01/15/2016	5.2%
Italy Buoni Poliennali Del Tesoro 05/01/2020	4.0%
Spain Government Bond 04/30/2025	3.2%
Mexican Bonos 12/05/2024	3.1%
Singapore Government Bond 09/01/2020	2.7%
Japanese Government CPI Linked Bond 03/10/2024	2.6%
Japan Government Forty Year Bond 03/20/2055	2.5%
U.S. Treasury Notes 11/30/2015	2.1%
Ireland Government Bond 03/18/2024	1.8%
Other	67.5%
100.0%

Top Countries
United States	43.0%
United Kingdom	7.6%
Italy	5.6%
Japan	5.1%
Germany	3.7%
Spain	3.6%
Mexico	3.5%
Australia	3.5%
Canada	3.1%
Netherlands	2.9%
Other	18.4%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

2015 Annual Report

31

Statement of Investments

October 31, 2015

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value (US$)
ASSET-BACKED SECURITIES (0.4%)
UNITED STATES (0.4%)
Dominos Pizza Master Issuer LLC, Series 2012-1A, Class A2 (USD), 5.22%, 01/25/2042 (a)	$61,125	$63,600
Total Asset-Backed Securities		63,600
COMMERCIAL MORTGAGE-BACKED SECURITIES (5.2%)
UNITED STATES (5.2%)
Americold LLC Trust, Series 2010-ARTA, Class A2FL (USD), 1.69%, 01/14/2029 (a)(b)	93,200	93,210
Commercial Mortgage Pass Through Certificates, Series 2007-C9, Class AMFL (USD), 0.84%, 12/10/2049 (a)(b)	10,000	9,880
Federal Home Loan Mortgage Corp.
Series 4443, Class BV (USD), 3.50%, 10/15/2029	28,943	30,820
Series 2510, Class ND (USD), 6.00%, 10/15/2032	31,049	34,992
Series 4462, Class VB (USD), 3.00%, 04/15/2035	35,000	35,039
Series 4405, Class CE (USD), 2.50%, 09/15/2039	42,162	43,025
Series 4384, Class LB (USD), 3.50%, 08/15/2043	40,000	41,779
Series 4480, Class QA (USD), 3.00%, 11/15/2043	34,184	35,416
Federal National Mortgage Association
Series 2015-12, Class BA (USD), 4.00%, 05/25/2040	63,389	67,507
Series 2015-16, Class JA (USD), 4.00%, 08/25/2040	33,753	36,337
Series 2015-56, Class MK (USD), 4.00%, 10/25/2041	34,699	37,352
Series 2015-72, Class GA (USD), 3.00%, 12/25/2042	34,894	36,138
FREMF Mortgage Trust, Series 2011-K10, Class B (USD), 4.63%, 11/25/2049 (a)(b)	50,000	53,197
GS Mortgage Securities Trust, Series 2015-GC30, Class AS (USD), 3.78%, 05/10/2050	42,000	42,240
JP Morgan Mortgage Trust, Series 14-IVR3, Class 2A1 (USD), 3.00%, 09/25/2044 (a)(b)	64,777	65,616
SFAVE Commercial Mortgage Securities Trust, Series 2015-5AVE, Class D (USD), 4.39%, 01/05/2035 (a)(b)	138,000	122,035
Wells Fargo Mortgage Backed Securities Trust, Series 2003-N, Class 1A1 (USD), 2.52%, 12/25/2033 (b)	11,947	11,880
		796,463
Total Commercial Mortgage-Backed Securities		796,463
RESIDENTIAL MORTGAGE-BACKED SECURITIES (6.2%)
UNITED STATES (6.2%)
BCAP LLC Trust
Series 2009-RR4, Class 3A1 (USD), 1.97%, 04/26/2037 (a)(b)	5,417	5,413
Series 2009-RR6, Class 3A1 (USD), 2.66%, 12/26/2037 (a)(b)	25,180	25,149
Series 2009-RR2, Class A1 (USD), 2.76%, 01/21/2038 (a)(b)	20,616	20,679
Federal Home Loan Mortgage Corp.
Pool # G13774 (USD), 5.50%, 12/01/2020	12,000	12,688
Series 4364, Class VB, CMO (USD), 4.00%, 07/15/2032	30,000	32,623
Series 4229, Class MA (USD), 3.50%, 05/15/2041	$32,345	$34,338
Series 4268, Class BP (USD), 4.25%, 08/15/2042	41,900	45,710
Pool # C91819 (USD), 3.00%, 04/01/2035	28,953	29,627
Pool # G07683 (USD), 4.00%, 03/01/2044	43,811	46,963
Pool # 849278 (USD), 3.06%, 04/01/2044 (b)	33,128	34,240
Federal National Mortgage Association
Series 2013-20, Class DL (USD), 4.00%, 03/25/2033	25,836	27,768
Series 2013-20, Class MC (USD), 4.00%, 03/25/2033	33,387	36,314
Series 2013-43, Class MB (USD), 3.50%, 05/25/2033	16,688	17,663
Pool # AL4052 (USD), 3.50%, 08/01/2033	40,579	42,860
Pool # AL6526 (USD), 3.50%, 03/01/2035	28,608	30,162
Pool # AL7293 (USD), 5.50%, 09/01/2038	28,376	32,047
Pool # 889050 (USD), 6.00%, 05/01/2037	6,644	7,581
Pool # 929187 (USD), 5.50%, 03/01/2038	6,267	7,074
Pool # 995228 (USD), 6.50%, 11/01/2038	12,061	13,785
Pool # AI0108 (USD), 5.00%, 04/01/2041	14,229	16,019
Pool # AJ1422 (USD), 5.00%, 09/01/2041	14,825	16,334
Series 2013-15, Class EP (USD), 3.50%, 08/25/2042	23,119	24,615
Series 2012-120, Class PA (USD), 3.50%, 10/25/2042	27,177	28,650
Pool # AS3935 (USD), 3.50%, 12/01/2044	93,751	98,094
Pool # AS4073 (USD), 4.00%, 12/01/2044	44,357	47,915
(USD), 3.50%, 10/01/2045	60,000	62,585
Government National Mortgage Association
Series 2015-132, Class V, CMO (USD), 3.50%, 01/20/2034	44,853	47,321
Series 2015-132, Class BA, CMO (USD), 3.00%, 11/20/2044	34,906	35,998
JP Morgan Re-Remic
Series 2009-8, Class A1 (USD), 4.69%, 04/20/2036 (a)(b)	9,778	9,825
Series 2009-7, Class 2A1 (USD), 6.00%, 02/27/2037 (a)(b)	25,326	25,852
Series 2009-7, Class 17A1 (USD), 5.54%, 07/27/2037 (a)(b)	34,923	33,776
		949,668
Total Residential Mortgage-Backed Securities		949,668
CORPORATE BONDS (35.9%)
AUSTRALIA (2.0%)
Commercial Banks (0.9%)
Westpac Banking Corp.
(USD), 1.55%, 05/25/2018	80,000	79,699
(USD), 2.30%, 05/26/2020	60,000	60,331
		140,030
Commercial Services & Supplies (0.4%)
Transuraban Finance Co. (USD), 4.13%, 02/02/2026 (a)	64,000	63,639
Energy Equipment & Services (0.7%)
APT Pipelines Ltd. (USD), 4.20%, 03/23/2025 (a)	98,000	94,532
		298,201

See accompanying Notes to Financial Statements.

Annual Report 2015

32

Statement of Investments (continued)

October 31, 2015

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value (US$)
AUSTRIA (0.1%)
Building Materials (0.1%)
Wienerberger AG (EUR), 6.50%, 02/09/2021 (b)(c)	$11,000	$12,310
CANADA (3.0%)
Airlines (0.3%)
Air Canada (CAD), 7.63%, 10/01/2019 (a)	50,000	40,915
Commercial Banks (1.0%)
Bank of Nova Scotia (CAD), 2.87%, 06/04/2021	100,000	78,837
National Bank of Canada (CAD), 2.40%, 10/28/2019	100,000	77,751
		156,588
Diversified Telecommunication Services (0.5%)
Rogers Communications, Inc. (CAD), 6.11%, 08/25/2040	90,000	79,321
Media (0.5%)
Shaw Communications, Inc. (CAD), 6.75%, 11/09/2039	90,000	80,557
Oil, Gas & Consumable Fuels (0.5%)
Canadian Natural Resources Ltd. (USD), 1.75%, 01/15/2018	81,000	79,781
Transportation (0.2%)
Canadian Pacific Railway Co. (USD), 4.80%, 08/01/2045	21,000	21,613
		458,775
COLOMBIA (0.3%)
Oil, Gas & Consumable Fuels (0.3%)
Ecopetrol SA (USD), 5.88%, 05/28/2045	58,000	47,270
FRANCE (1.8%)
Commercial Banks (0.4%)
Societe Generale SA (EUR), 9.38%, 09/04/2019 (a)(b)(c)	50,000	67,246
Electric Utilities (0.7%)
Electricite de France SA (USD), 5.25%, 01/29/2023 (a)(b)(c)	100,000	99,500
Government Development Banks (0.7%)
Agence Francaise de Developpement (EUR), 4.62%, 07/20/2016 (b)(c)	100,000	112,164
		278,910
GERMANY (1.4%)
Environmental Control (0.7%)
ALBA Group PLC & Co. KG (EUR), 8.00%, 05/15/2018 (a)	100,000	100,068
Leisure Time (0.7%)
Safari Holding Verwaltungs GmbH (EUR), 8.25%, 02/15/2021 (a)	100,000	113,825
		213,893
GUERNSEY (1.7%)
Commercial Banks (1.7%)
Credit Suisse Group Funding Guernsey Ltd. (USD), 3.80%, 09/15/2022 (a)	$250,000	$252,281
HONG KONG (0.7%)
Holding Companies-Diversified Operations (0.7%)
Hutchison Whampoa Europe Finance 13 Ltd. (EUR), 3.75%, 05/10/2018 (a)(b)(c)	100,000	110,515
INDONESIA (1.2%)
Transportation (1.2%)
Pelabuhan Indonesia II PT (USD), 4.25%, 05/05/2025 (a)	200,000	183,500
IRELAND (0.4%)
Insurance (0.4%)
XLIT Ltd. (USD), 5.50%, 03/31/2045	65,000	62,350
ITALY (0.7%)
Entertainment (0.7%)
Gamenet SpA (EUR), 7.25%, 08/01/2018 (a)	100,000	100,068
LUXEMBOURG (1.3%)
Diversified Telecommunication Services (0.6%)
Intelsat Jackson Holdings SA (USD), 5.50%, 08/01/2023	100,000	82,438
Miscellaneous Manufacturing (0.7%)
Pentair Finance SA (EUR), 2.45%, 09/17/2019	100,000	112,548
		194,986
MEXICO (0.4%)
Oil, Gas & Consumable Fuels (0.4%)
Petroleos Mexicanos (USD), 5.50%, 01/21/2021	60,000	64,050
NETHERLANDS (2.9%)
Diversified Telecommunication Services (1.5%)
Bharti Airtel International Netherlands BV (EUR), 3.38%, 05/20/2021 (a)	100,000	114,869
Bite Finance International BV (EUR), 7.48%, 02/15/2018 (a)(b)	100,000	108,008
		222,877
Entertainment (0.7%)
PortAventura Entertainment Barcelona BV (EUR), 7.25%, 12/01/2020 (a)	100,000	113,764
Real Estate (0.7%)
Vonovia Finance BV (EUR), 4.00%, 12/17/2021 (a)(b)(c)	100,000	107,766
		444,407
NIGERIA (1.2%)
Commercial Banks (1.2%)
Zenith Bank PLC (USD), 6.25%, 04/22/2019 (a)	200,000	183,400
UNITED KINGDOM (3.1%)
Diversified Telecommunication Services (0.1%)
British Telecommunications PLC (USD), 5.95%, 01/15/2018	20,000	21,824

See accompanying Notes to Financial Statements.

2015 Annual Report

33

Statement of Investments (continued)

October 31, 2015

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value (US$)
Food Products (1.0%)
Boparan Finance PLC (GBP), 5.25%, 07/15/2019 (a)	$100,000	$147,223
Insurance (1.0%)
Scottish Widows PLC (GBP), 5.50%, 06/16/2023 (a)	100,000	159,353
Oil, Gas & Consumable Fuels (1.0%)
KCA Deutag UK Finance PLC (USD), 7.25%, 05/15/2021 (a)	200,000	146,000
		474,400
UNITED STATES (13.7%)
Aerospace & Defense (0.6%)
United Technologies Corp. (USD), 1.78%, 05/04/2018 (d)	86,000	85,697
Commercial Banks (1.9%)
Bank of America Corp., Series AA (USD), 6.10%, 03/17/2025 (b)(c)	48,000	48,540
JPMorgan Chase & Co.
Series V (USD), 5.00%, 07/01/2019 (b)(c)	70,000	69,020
(USD), 3.88%, 09/10/2024	130,000	129,862
Wells Fargo & Co. (USD), 4.10%, 06/03/2026	40,000	40,763
		288,185
Computers & Peripherals (0.6%)
Hewlett Packard Enterprise Co. (USD), 3.60%, 10/15/2020 (a)	35,000	35,250
Seagate HDD Cayman (USD), 4.88%, 06/01/2027 (a)	70,000	60,846
		96,096
Diversified Financial Services (1.3%)
HSBC Finance Corp. (USD), 6.68%, 01/15/2021	100,000	116,295
Legg Mason, Inc. (USD), 5.63%, 01/15/2044	20,000	20,767
National Rural Utilities Cooperative Finance Corp. (USD), 4.75%, 04/30/2043 (b)	65,000	64,642
		201,704
Diversified Telecommunication Services (0.5%)
Cisco Systems, Inc. (USD), 3.00%, 06/15/2022	30,000	30,715
Verizon Communications, Inc.
(USD), 6.55%, 09/15/2043	20,000	23,941
(USD), 5.01%, 08/21/2054	19,000	17,563
		72,219
Electric Utilities (0.5%)
Exelon Generation Co. LLC (USD), 2.95%, 01/15/2020	46,000	46,179
Ipalco Enterprises, Inc. (USD), 5.00%, 05/01/2018	35,000	36,925
		83,104
Energy Equipment & Services (2.4%)
Columbia Pipeline Group, Inc.
(USD), 2.45%, 06/01/2018 (a)	18,000	18,026
(USD), 3.30%, 06/01/2020 (a)	15,000	14,962
Energy Transfer Partners LP (USD), 5.20%, 02/01/2022	50,000	49,748
Kinder Morgan Energy Partners LP (USD), 3.50%, 03/01/2021	$22,000	$20,844
Kinder Morgan, Inc. (USD), 5.55%, 06/01/2045	75,000	63,139
Sabine Pass Liquefaction LLC (USD), 6.25%, 03/15/2022	100,000	99,250
Williams Partners LP
(USD), 3.60%, 03/15/2022	90,000	81,197
(USD), 3.90%, 01/15/2025	32,000	27,198
		374,364
Food Products (0.6%)
Kraft Heinz Foods Co.
(USD), 3.50%, 07/15/2022 (a)	30,000	30,574
(USD), 6.75%, 03/15/2032	24,000	27,768
(USD), 7.13%, 08/01/2039 (a)	30,000	38,348
		96,690
Healthcare Providers & Services (0.3%)
Quest Diagnostics, Inc. (USD), 4.70%, 03/30/2045	48,000	43,275
Insurance (0.2%)
American International Group, Inc. (USD), 4.38%, 01/15/2055	30,000	27,633
Leisure Time (0.4%)
Harley-Davidson, Inc.
(USD), 3.50%, 07/28/2025	37,000	37,262
(USD), 4.63%, 07/28/2045	29,000	28,724
		65,986
Media (0.9%)
CBS Corp. (USD), 4.60%, 01/15/2045	40,000	35,916
CCO Safari II LLC
(USD), 4.46%, 07/23/2022 (a)	20,000	20,290
(USD), 6.48%, 10/23/2045 (a)	30,000	31,110
Comcast Corp. (USD), 6.95%, 08/15/2037	35,000	46,616
		133,932
Oil, Gas & Consumable Fuels (0.8%)
Blue Racer Midstream LLC / Blue Racer Finance Corp. (USD), 6.13%, 11/15/2022 (a)	30,000	28,050
Jones Energy Holdings LLC / Jones Energy Finance Corp. (USD), 6.75%, 04/01/2022	9,000	7,222
Marathon Petroleum Corp. (USD), 4.75%, 09/15/2044	80,000	72,553
Phillips 66 (USD), 4.88%, 11/15/2044	16,000	15,904
		123,729
Paper & Forest Products (0.4%)
International Paper Co. (USD), 5.15%, 05/15/2046	56,000	54,913
Retail (0.4%)
CVS Health Corp. (USD), 3.50%, 07/20/2022	43,000	44,360
Home Depot, Inc. (USD), 2.63%, 06/01/2022	19,000	19,119
		63,479

See accompanying Notes to Financial Statements.

Annual Report 2015

34

Statement of Investments (continued)

October 31, 2015

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value (US$)
Semiconductors (0.6%)
Intel Corp. (USD), 4.90%, 07/29/2045	$20,000	$20,799
QUALCOMM, Inc. (USD), 4.80%, 05/20/2045	81,000	70,061
		90,860
Software (0.4%)
Fidelity National Information Services, Inc. (USD), 3.63%, 10/15/2020	58,000	59,031
Transportation (0.9%)
Burlington Northern Santa Fe LLC (USD), 4.70%, 09/01/2045	21,000	21,383
Penske Truck Leasing Co. LP/PTL Finance Corp. (USD), 3.38%, 02/01/2022 (a)	116,000	113,229
		134,612
		2,095,509
Total Corporate Bonds		5,474,825
MUNICIPAL BONDS (0.8%)
UNITED STATES (0.8%)
GEORGIA (0.4%)
Municipal Electric Authority of Georgia Revenue Bonds (Build America Bonds) (USD), 6.64%, 04/01/2057	55,000	65,428
ILLINOIS (0.4%)
Chicago Transit Authority Sales Tax Receipts Revenue Bonds (Build America Bonds), Series B (USD), 6.20%, 12/01/2040	55,000	58,488
		123,916
Total Municipal Bonds		123,916
GOVERNMENT BONDS (32.0%)
AUSTRALIA (1.5%)
Australia Government Bond (AUD), 1.75%, 11/21/2020 (a)	320,000	224,644
BELGIUM (0.8%)
Belgium Government Bond
Series 68 (EUR), 2.25%, 06/22/2023 (a)	60,000	74,816
Series 71 (EUR), 3.75%, 06/22/2045 (a)	30,000	48,110
		122,926
CANADA (0.1%)
Canadian Government Bond (CAD), 5.00%, 06/01/2037	20,000	22,314
FINLAND (0.3%)
Finland Government Bond (EUR), 3.50%, 04/15/2021 (a)	30,000	39,096
FRANCE (1.0%)
France Government Bond OAT (EUR), 3.25%, 05/25/2045 (a)	100,000	147,254
GERMANY (2.3%)
Bundesrepublik Deutschland
(EUR), 0.50%, 02/15/2025 (a)	$240,000	$264,747
(EUR), 2.50%, 08/15/2046 (a)	60,000	86,666
		351,413
ITALY (4.9%)
Italy Buoni Poliennali Del Tesoro
(EUR), 0.70%, 05/01/2020	550,000	610,102
(EUR), 1.65%, 03/01/2032 (a)	70,000	73,416
(EUR), 3.25%, 09/01/2046 (a)	50,000	62,830
		746,348
JAPAN (5.1%)
Japan Government Forty Year Bond (JPY), 1.40%, 03/20/2055	47,050,000	380,693
Japanese Government CPI Linked Bond (JPY), 0.10%, 03/10/2024 (e)	44,923,600	393,691
		774,384
MEXICO (3.1%)
Mexican Bonos (MXN), 10.00%, 12/05/2024	6,150,000	476,583
REPUBLIC OF IRELAND (1.8%)
Ireland Government Bond (EUR), 3.40%, 03/18/2024 (a)	214,000	281,204
SINGAPORE (2.7%)
Singapore Government Bond (SGD), 3.25%, 09/01/2020	540,000	409,173
SPAIN (3.6%)
Spain Government Bond
(EUR), 1.60%, 04/30/2025 (a)	440,000	483,698
(EUR), 5.15%, 10/31/2044 (a)	40,000	64,466
		548,164
SWEDEN (0.3%)
Sweden Government Bond (SEK), 2.50%, 05/12/2025	325,000	44,578
UNITED KINGDOM (4.5%)
United Kingdom Gilt
REGS (GBP), 2.00%, 07/22/2020 (a)	150,000	238,904
(GBP), 4.25%, 06/07/2032 (a)	70,000	136,244
REGS (GBP), 4.75%, 12/07/2038 (a)	60,000	127,756
United Kingdom Treasury Gilt
(GBP), 2.75%, 09/07/2024 (a)	50,000	82,928
(GBP), 4.25%, 12/07/2049 (a)	50,000	106,746
		692,578
Total Government Bonds		4,880,659
U.S. TREASURIES (15.4%)
UNITED STATES (15.4%)
U.S. Treasury Bonds
(USD), 5.25%, 11/15/2028	33,000	43,661
(USD), 4.50%, 02/15/2036	90,000	116,990
(USD), 2.50%, 02/15/2045	90,000	81,969

See accompanying Notes to Financial Statements.

2015 Annual Report

35

Statement of Investments (continued)

October 31, 2015

Aberdeen Global Fixed Income Fund

	Shares or Principal Amount	Value (US$)
U.S. Treasury Inflation Indexed Bond (USD), 0.38%, 07/15/2025 (e)	$834,142	$813,593
U.S. Treasury Notes
(USD), 1.38%, 11/30/2015	320,000	320,300
(USD), 0.38%, 01/15/2016	800,000	800,406
(USD), 0.63%, 08/31/2017	85,000	84,866
(USD), 1.75%, 09/30/2022	55,000	54,510
(USD), 2.13%, 05/15/2025	25,000	24,947
		2,341,242
Total U.S. Treasuries		2,341,242
REPURCHASE AGREEMENT (1.3%)
UNITED STATES (1.3%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/30/2015, due 11/02/2015, repurchase price $204,000 collateralized by U.S. Treasury Bond, maturing 02/15/2043; total market value of $208,250	204,000	204,000
Total Repurchase Agreement		204,000
Total Investments (Cost $15,503,642) (f)—97.2%		14,834,373

Other assets in excess of liabilities—2.8%		422,730
Net Assets—100.0%		$15,257,103

(a)	Denotes a security issued under Regulation S or Rule 144A.
(b)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2015.
(c)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely. The maturity date for these instruments represents the next call/put date for perpetual bonds.
(d)	Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.
(e)	Inflation linked security.
(f)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
AUD	Australian Dollar
CAD	Canadian Dollar
CHF	Swiss Franc
CZK	Czech Koruna
DKK	Danish Krone
EUR	Euro Currency
GBP	British Pound Sterling
JPY	Japanese Yen
KRW	South Korean Won
MXN	Mexican Peso
MYR	Malaysian Ringgit
NOK	Norwegian Krone
NZD	New Zealand Dollar
PLN	Polish Zloty
SEK	Swedish Krona
SGD	Singapore Dollar
USD	U.S. Dollar
ZAR	South African Rand

At October 31, 2015, the Fund held the following futures contracts:

Futures Contracts	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation/ (Depreciation)
Euro BTP Futures	UBS	1	12/08/2015	$2,066
Euro OAT Futures	UBS	2	12/08/2015	10,633
United States Treasury Note 6%-2 year	UBS	5	12/31/2015	(1,418)
United States Treasury Note 6%-2 year	UBS	(1)	12/31/2015	513
United States Treasury Note 6%-5 year	UBS	9	12/31/2015	(2,943)
United States Treasury Note 6%-10 year	UBS	(11)	12/21/2015	(7,323)
United States Treasury Note 6%-30 year	UBS	1	12/21/2015	(88)
United States Treasury Note 6%-Long Bond	UBS	(1)	12/21/2015	146
United States Treasury Note 6%-Ultra Long	UBS	(2)	12/21/2015	8,761
				$10,347

See accompanying Notes to Financial Statements.

Annual Report 2015

36

Statement of Investments (continued)

October 31, 2015

Aberdeen Global Fixed Income Fund

At October 31, 2015, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date*	Counterparty		Amount Purchased	Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
Australian Dollar/United States Dollar
01/14/2016	Goldman Sachs	AUD	20,000	USD	14,465	$14,211	$(254)
01/14/2016	Royal Bank Of Canada	AUD	167,000	USD	121,247	118,661	(2,586)

British Pound/United States Dollar
01/14/2016	Citibank	GBP	147,000	USD	224,017	226,558	2,541

Canadian Dollar/United States Dollar
01/14/2016	Royal Bank Of Canada	CAD	223,000	USD	168,968	170,481	1,513

Crech Koruna/United States Dollar
01/14/2016	JPMorgan Chase	CZK	660,000	USD	27,750	26,865	(885)

Danish Krone/United States Dollar
01/14/2016	JPMorgan Chase	DKK	412,000	USD	62,931	60,886	(2,045)

Euro/United States Dollar
01/14/2016	UBS	EUR	48,000	USD	53,146	52,854	(292)

Japanese Yen/United States Dollar
01/14/2016	Barclays Bank	JPY	201,203,000	USD	1,682,898	1,669,806	(13,092)

Malaysian Ringgit/United States Dollar
11/24/2015	Deutsche Bank	MYR	140,000	USD	33,882	32,535	(1,347)

Norwegian Krone/United States Dollar
01/14/2016	Goldman Sachs	NOK	206,000	USD	25,388	24,219	(1,169)

Polish Zloty/United States Dollar
01/14/2016	UBS	PLN	156,000	USD	41,796	40,295	(1,501)

South African Rand/United States Dollar
01/14/2016	Goldman Sachs	ZAR	631,000	USD	46,188	45,018	(1,170)

South Korean Won/United States Dollar
11/24/2015	JPMorgan Chase	KRW	244,389,000	USD	206,200	214,319	8,119

Swedish Krona/United States Dollar
01/14/2016	UBS	SEK	278,000	USD	34,301	32,600	(1,701)

Swiss Franc/United States Dollar
01/14/2016	JPMorgan Chase	CHF	116,000	USD	121,077	117,671	(3,406)
						$2,846,979	$(17,275)

At October 31, 2015, the Fund’s open forward foreign cross currency contracts were as follows:

Purchase/Sale Settlement Date	Counterparty	Amount Purchased		Amount Sold		Contract Value	Fair Value	Unrealized Appreciation/ (Depreciation)
Canadian Dollar/New Zealand Dollar 01/14/2016	Deutsche Bank	CAD	201,972	NZD	232,000	154,224	$152,349	$(1875)
Euro/British Pound 01/14/2016	Citibank	EUR	138,000	GBP	100,303	154,015	151,382	(2,633)
01/14/2016	Deutsche Bank	EUR	19,998	GBP	15,000	22,744	21,646	(1,098)
01/14/2016	UBS	EUR	138,000	GBP	102,186	157,134	151,599	(5,535)
New Zealand Dollar/Australian Dollar 01/14/2016	Deutsche Bank	NZD	236,000	AUD	218,889	159,607	163,051	3,444
							$640,027	$(7,697)

See accompanying Notes to Financial Statements.

2015 Annual Report

37

Statement of Investments (concluded)

October 31, 2015

Aberdeen Global Fixed Income Fund

Sale Contracts Settlement Date*	Counterparty		Amount Purchased	Amount Sold		Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
01/14/2016	JPMorgan Chase	USD	10,985	AUD	15,000	$10,658	$327

United States Dollar/Canadian Dollar
01/14/2016	Royal Bank Of Canada	USD	163,856	CAD	214,000	163,600	256

United States Dollar/Euro
01/14/2016	Barclays Bank	USD	30,962	EUR	28,000	30,832	130
01/14/2016	Deutsche Bank	USD	757,306	EUR	665,000	732,249	25,057
01/14/2016	UBS	USD	45,834	EUR	41,000	45,146	688

United States Dollar/Mexican Peso
01/14/2016	Barclays Bank	USD	15,593	MXN	258,000	15,542	51
01/14/2016	Royal Bank Of Canada	USD	415,257	MXN	6,936,000	417,826	(2,569)

United States Dollar/New Zealand Dollar
01/14/2016	UBS	USD	136,743	NZD	206,000	138,766	(2,023)

United States Dollar/Singapore Dollar
01/14/2016	Goldman Sachs	USD	384,972	SGD	540,000	384,656	316

United States Dollar/South Korean Won
11/24/2015	Citibank	USD	157,020	KRW	181,656,000	159,305	(2,285)
						$2,098,580	$19,948

*	Certain contracts with different trade dates and like characteristics have been shown net.

See accompanying Notes to Financial Statements.

Annual Report 2015

38

Aberdeen Tax-Free Income Fund (Unaudited)

The Aberdeen Tax-Free Income Fund (Institutional Class shares net of fees)1 returned 1.72% for the 12-month period ended October 31, 2015, versus the 2.87% return of its benchmark, the Barclays Municipal Bond Index. For broader comparison, the average return of the Fund’s peer category of General & Insured Municipal Debt Funds (consisting of 95 funds), as measured by Lipper, Inc., was 2.48% for the period.

The U.S. fixed-income market was fairly stable over the reporting period. U.S. Treasury bond yields and prices were relatively range–bound, with yields lower in all but the shortest segments of the Treasury curve over the timeframe. The Federal Reserve (Fed) left the federal funds rate near 0% during the period, contributing to the stability in the market. Municipal bond yields were also fairly steady, with yields falling early in the period, only to rise in May and June 2015, and then return to earlier levels at the end of the period. Municipal credit quality was stable to improving in most sectors, with the exception of Puerto Rico and Illinois state and local governments.

The Fund underperformed its benchmark, the Barclays Municipal Bond Index, during the 12-month period ended October 31, 2015. The underperformance was attributable mainly to the Fund’s shorter duration2 and higher credit quality relative to the index. The period was characterized by slightly declining municipal bond yields (and rising prices) and lower credit spreads, as investors were willing to take more risks for the same level of return.

The Fund’s exposure to Puerto Rico through its sales tax financing authority, Puerto Rico Sales Tax Financing Corporation (COFINA), was the largest detractor from performance among individual holdings during the reporting period. The underweights to state and local general obligation bonds relative to the benchmark also had a negative impact on Fund performance.

In contrast, the largest contributors to Fund performance for the reporting period were the overweight allocations versus the benchmark to the education, power and industrial development bond sectors.

The Fund did not employ any derivatives during the reporting period.

There were few changes to the Fund during the 12-month period. Turnover was approximately 2.0% of Fund assets over the timeframe, as we sold bonds with short-term maturities and low yields and used the proceeds and cash on hand to purchase higher-yielding bonds with intermediate- and longer-term maturities.

We think that the technical backdrop in the municipal market remains strong. New-issue supply at the end of the reporting period on October 31, 2015 was up 30% from the same period a year earlier.3 Refunding of existing bonds at lower rates accounted for approximately two-thirds of the new bonds issued during the period.

We believe that the Fed may begin to raise the federal funds rate in December 2015 or in early 2016.* Inflation remains subdued even as the economy continues to expand moderately. Consequently, we anticipate that the yield curve for municipal debt may rise overall, but also may flatten as yields in the short end rise more rapidly than those in the long end. In our view, credit quality in the municipal sector should remain stable amid continued modest economic growth and relatively tame inflation.

Portfolio Management:

Aberdeen North American Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase). Municipal securities can be affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

Municipal securities can be affected by adverse tax, legislative or political changes and the financial condition of the issuers of municipal securities.

Derivatives are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these risks.

2015 Annual Report

39

*	On December 16, 2015, the Fed increased the benchmark rate by 0.25%, noting that it sees the risks to the outlook for both economic activity and the labor market as balanced.
1	PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.
2	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
3	Source: Barclays, as of October 31, 2015.

Aberdeen Tax-Free Income Fund (Unaudited)

Average Annual Total Return[1] (For periods ended October 31, 2015)		1 Yr.		5 Yr.	10 Yr.
Class A	w/o SC	1.56%		3.47%	3.78%
	w/SC2	(2.75%	)	2.58%	3.33%
Class C	w/o SC	0.82%		2.75%	3.03%
	w/SC3	(0.16%	)	2.75%	3.03%
Class R4	w/o SC	1.24%		3.48%	3.91%
Institutional Service Class[4]	w/o SC	1.74%		3.76%	4.05%
Institutional Class[4,5]	w/o SC	1.72%		3.76%	4.05%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

1	Returns prior to June 23, 2008 reflect the performance of a predecessor fund (the Predecessor Fund). The Fund and the Predecessor Fund have substantially similar investment objectives and strategies. Please consult the Fund’s prospectus for more detail.
2	A 4.25% front-end sales charge was deducted.
3	A 1.00% contingent deferred sales charge (CDSC) was deducted from the six month and one year returns because it is charged when Class C shares are sold within the first year after purchase.
4	Not subject to any sales charge. Returns before the first offering of the Class R, Institutional Class and Institutional Service Class shares (February 25, 2013) are based on the previous performance of Class D shares. This performance is substantially similar to what the Class R, Institutional Service Class, and Institutional Class shares would have produced because all classes invest in the same portfolio of securities. Returns for the Class R, Institutional Service Class, and Institutional Class shares would only differ to the extent of the differences in expenses of the classes.
5	Effective February 25, 2013, all Class D shares of the Fund were converted into Institutional Class shares of the Fund.

Annual Report 2015

40

Aberdeen Tax-Free Income Fund (Unaudited)

Performance of a $10,000 Investment (as of October 31, 2015)

Comparative performance of $10,000 invested in Class A shares of the Aberdeen Tax-Free Income Fund, the Barclays Municipal Bond Index and the Consumer Price Index (CPI) over a 10-year period ended October 31, 2015. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses, or sales charges. Investors cannot invest directly in market indexes.

The Barclays Municipal Bond Index is a broad market performance benchmark for the tax exempt bond market, the bonds included in this index must have a minimum credit rating of at least Baa. They must have an outstanding par value of at least $3 million and be issued as part of a transaction of at least $50 million. The index includes both zero coupon bonds and bonds subject to the Alternative Minimum Tax.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Asset Allocation
Municipal Bonds	97.3%
Repurchase Agreement	1.5%
Other assets in excess of liabilities	1.2%
100.0%

Top Holdings*
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B 07/01/2027	7.2%
Pennsylvania Turnpike Commission Revenue Bonds, Series A 07/15/2029	5.4%
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A 07/01/2039	3.0%
State of Texas General Obligation Unlimited Bonds (Transportation Commission), Unrefunded 04/01/2020	2.7%
Fort Bend Independent School District General Obligation Unlimited Bonds, Prerefunded/Escrowed to Maturity 02/15/2018	2.7%
University of California Revenue Bonds, Series Q 05/15/2029	2.7%
New Jersey Economic Development Authority Revenue Bonds (School Facilities Conservation), Series BB 09/01/2024	2.5%
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D 10/01/2018	2.4%
State of Washington General Obligation Unlimited Bonds, Series R-2010A 01/01/2022	2.4%
County of King General Obligation Limited Bonds 01/01/2025	2.3%
Other	66.7%
100.0%

*	For the purpose of listing top holdings, repurchase agreements are included as part of Other.

Top States
Texas	26.5%
California	12.9%
New York	8.2%
Pennsylvania	7.8%
Washington	6.2%
Massachusetts	6.0%
Georgia	4.4%
New Jersey	3.7%
New Hampshire	3.7%
Louisiana	3.2%
Other	17.4%
100.0%

2015 Annual Report

41

Statement of Investments

October 31, 2015

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value (US$)
MUNICIPAL BONDS (97.3%)
Alabama (0.4%)
Industrial Development Board of the City of Mobile Alabama Revenue Bonds (Alabama Power Co.), 1.63%, 07/15/2034 (a)	$400,000	$402,444
Alaska (1.2%)
City of Valdez Revenue Bonds Pipelines Project, Series B, 5.00%, 01/01/2021	1,000,000	1,147,370
California (12.9%)
Brea Redevelopment Agency Tax Allocation Refunding Bonds, Series A, 0.00%, 08/01/2025 (b)	1,000,000	666,880
California Educational Facilities Authority Revenue Bonds (California Institute of Technology), 5.00%, 11/01/2039	1,000,000	1,126,420
Los Angeles Community College District General Obligation Unlimited Bonds, Series A, 5.50%, 08/01/2025	1,000,000	1,168,060
M-S-R Energy Authority Gas Revenue Bonds, Series B, 6.13%, 11/01/2029	500,000	641,650
M-S-R Energy Authority Revenue Bonds, Series A, 6.50%, 11/01/2039	500,000	676,515
San Francisco City & County Public Utilities Commission Revenue Bonds, Series F, 5.00%, 11/01/2024	300,000	351,420
Santa Clara Unified School District General Obligation Unlimited Bonds, 5.00%, 07/01/2026	465,000	528,054
State of California General Obligation Unlimited Bonds, Series A,
5.00%, 07/01/2022	1,100,000	1,135,090
5.00%, 03/01/2026	2,000,000	2,031,900
Turlock Irrigation District Revenue Bonds, 5.00%, 01/01/2029	1,000,000	1,123,860
University of California Revenue Bonds, Series Q, 5.25%, 05/15/2029	2,320,000	2,516,086
		11,965,935
Florida (2.6%)
City of Tampa Revenue Bonds (Baycare Health Care System), Series A, 4.00%, 11/15/2033	1,000,000	1,035,460
CityPlace Community Development District, Special Assessment & Revenue Refunding Bonds, 5.00%, 05/01/2019	1,000,000	1,081,350
Volusia County Educational Facility Authority Revenue Bonds, Series B, 5.00%, 10/15/2023	250,000	288,173
		2,404,983
Georgia (4.4%)
Burke County Development Authority Pollution Control Revenue Bonds (Transmission Corp. Vogtle Project), 1.30%, 01/01/2052 (a)	1,000,000	1,005,900
Burke County Development Authority Revenue Bonds (Georgia Power Company Plant Vogtle Project), 1.75%, 12/01/2049 (a)	1,000,000	1,014,050
Cherokee County General Obligation Unlimited Bonds, 5.00%, 04/01/2021	$500,000	$568,475
Forsyth County General Obligation Unlimited Bonds, Series A, 5.00%, 03/01/2028	100,000	113,647
Municipal Electric Authority of Georgia Revenue Bonds Prerefunded/Escrowed to Maturity, Series V, 6.60%, 01/01/2018	355,000	379,012
Unrefunded, Series V, 6.60%, 01/01/2018	1,005,000	1,052,295
		4,133,379
Illinois (0.6%)
Illinois Finance Authority Revenue Bonds (Carle Foundation), Series A, 6.00%, 08/15/2041	500,000	587,445
Kentucky (1.2%)
County of Carroll Pollution Control Revenue Bonds (Utilities Company Project), Series C, 0.26%, 10/01/2032 (a)	1,200,000	1,114,952
Louisiana (3.2%)
East Baton Rouge Parish Sales Tax Revenue Bonds (Road & Street Improvement), 5.00%, 08/01/2024	540,000	619,769
Saint Charles Parish Revenue Bonds (Valero Energy Corp.), 4.00%, 12/01/2040 (a)	1,250,000	1,330,975
Saint John The Baptist Parish Revenue Bonds (Marathon Oil), Series A, 5.13%, 06/01/2037	1,000,000	1,029,470
		2,980,214
Massachusetts (6.0%)
Commonwealth of Massachusetts General Obligation Limited Bonds, Series D
5.50%, 10/01/2016	1,000,000	1,047,700
5.50%, 10/01/2018	2,000,000	2,269,060
5.50%, 08/01/2019	1,000,000	1,166,050
Massachusetts Development Finance Agency Revenue Bonds (Boston Medical Center) Series C, 5.00%, 07/01/2017	500,000	535,380
Unrefunded, Series C, 5.00%, 07/01/2017	500,000	530,415
		5,548,605
Michigan (1.1%)
Grand Rapids Building Authority Revenue Bonds, 5.00%, 08/01/2020	900,000	1,029,375
Minnesota (0.6%)
University of Minnesota Revenue Bonds, Series A, 5.25%, 04/01/2029	500,000	567,600
Nebraska (0.9%)
Central Plains Energy Project, Gas Project Revenue Bonds (Project No.3), 5.00%, 09/01/2021	750,000	860,220
New Hampshire (3.7%)
New Hampshire Business Finance Authority Pollution Control Refunding Revenue Bonds (United Illuminating Company Project), Series A, 0.39%, 10/01/2033 (a)	1,230,000	1,151,183

See accompanying Notes to Financial Statements.

Annual Report 2015

42

Statement of Investments (continued)

October 31, 2015

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value (US$)
New Hampshire Health & Education Facilities Authority Revenue Bonds (Dartmouth College), 5.25%, 06/01/2039	$1,000,000	$1,118,550
New Hampshire Health & Education Facilities Authority Revenue Bonds (University Systems), Series A, 5.00%, 07/01/2023	1,000,000	1,127,170
		3,396,903
New Jersey (3.7%)
New Jersey Economic Development Authority Revenue Bonds (School Facilities Conservation), Series BB, 5.25%, 09/01/2024	2,000,000	2,316,540
New Jersey State Turnpike Authority Revenue Bonds, Prerefunded/Escrowed to Maturity, Series C, 6.50%, 01/01/2016	40,000	40,404
New Jersey Transportation Trust Fund Authority Revenue Bonds (Transportation System), Series A, 5.75%, 06/15/2017	1,000,000	1,067,000
		3,423,944
New York (8.2%)
Nassau County Local Economic Assistance Corp. Revenue Bonds (Catholic Health Services), 5.00%, 07/01/2030	1,000,000	1,105,660
New York State Dormitory Authority Revenue Bonds (State University Dormitory Facilities), Series A, 5.00%, 07/01/2039	2,500,000	2,765,100
New York State Dormitory Authority Revenue Bonds (State University Educational Facilities 3rd Generation), Series A, 5.50%, 05/15/2023	1,160,000	1,443,434
Oneida County Industrial Development Agency Revenue Bonds (Hamilton College Civic Facilities), 5.00%, 09/15/2027	1,000,000	1,111,740
Tompkins County Industrial Development Agency Revenue Bonds (Cornell University Civic Facilities), Series A, 5.25%, 07/01/2030	1,000,000	1,163,690
		7,589,624
North Dakota (1.1%)
City of Grand Forks, Health Care System Revenue Bonds (Altru Health System Obligated Group), 4.50%, 12/01/2032	1,000,000	1,021,290
Ohio (0.9%)
Ohio Air Quality Development Authority Revenue Bonds, Prerefunded, Series A, 5.75%, 06/01/2033 (a)	800,000	819,336
Pennsylvania (7.8%)
Montgomery County Industrial Development Authority Health System Revenue Bonds, Series A, 5.00%, 01/15/2022	250,000	280,327
Pennsylvania Beaver County Industrial Development Authority Revenue Bonds, 3.50%, 04/01/2041 (a)	1,000,000	1,014,360
Pennsylvania Higher Educational Facilities Authority Revenue Bonds (University of Pennsylvania), Series A, 5.00%, 09/01/2019	800,000	920,760
Pennsylvania Turnpike Commission Revenue Bonds, Series A, 5.25%, 07/15/2029	$4,100,000	$5,036,276
		7,251,723
Puerto Rico (1.1%)
Puerto Rico Sales Tax Financing Corp. Revenue Bonds, Series A, 0.00%, 08/01/2054 (b)	15,875,000	1,046,321
Rhode Island (0.8%)
Tobacco Settlement Financing Corp. Revenue Bonds, Series B, 4.50%, 06/01/2045	750,000	746,333
South Carolina (0.4%)
University of South Carolina Revenue Bonds, Series A, 5.00%, 06/01/2030	350,000	383,996
Tennessee (0.6%)
Tennessee Energy Acquisition Corp. Revenue Bonds, Series A, 5.25%, 09/01/2023	500,000	591,695
Texas (26.5%)
City of Houston General Obligation Limited Bonds (Public Improvement), Series A, 5.00%, 03/01/2030	1,575,000	1,758,550
Dallas Area Rapid Transit Revenue Bonds 5.00%, 12/01/2036	730,000	766,223
Unrefunded, 5.00%, 12/01/2036	520,000	541,382
Dallas/Fort Worth International Airport Revenue Bonds, Joint Revenue Refunding Bonds, Series B, 5.00%, 11/01/2020	1,000,000	1,170,350
Fort Bend Independent School District General Obligation Unlimited Bonds, Prerefunded/Escrowed to Maturity, 5.00%, 02/15/2018	2,300,000	2,527,746
Harris County Health Facilities Development Corp. Revenue Bonds (SCH Health Care System), Prerefunded/Escrowed to Maturity, Series B, 5.75%, 07/01/2027	5,325,000	6,724,836
Lower Colorado River Authority Revenue Bonds, Prerefunded/Escrowed to Maturity, Series B, 6.00%, 01/01/2017	1,245,000	1,324,730
Matagorda County Navigation District No. 1 Revenue Bonds, Series B-1, 4.00%, 06/01/2030	1,000,000	1,017,000
SA Energy Acquisition Public Facility Corp. Revenue Bonds (Gas Supply), 5.25%, 08/01/2016	500,000	516,755
State of Texas General Obligation Unlimited Bonds (Transportation Commission)
Prerefunded, 5.00%, 04/01/2020	95,000	100,992
Unrefunded, 5.00%, 04/01/2020	2,405,000	2,560,195
State of Texas General Obligation Unlimited Bonds (Water Financial Assistance), Series C, 5.25%, 08/01/2018	1,050,000	1,178,278
State of Texas Transportation Commission Revenue Bonds, 5.00%, 04/01/2027	1,500,000	1,594,605
Texas A&M University Revenue Bonds (Financing System), Series A, 5.00%, 05/15/2025	1,065,000	1,208,040

See accompanying Notes to Financial Statements.

2015 Annual Report

43

Statement of Investments (concluded)

October 31, 2015

Aberdeen Tax-Free Income Fund

	Shares or Principal Amount	Value (US$)
Texas Municipal Gas Acquisition & Supply Corp. I Revenue Bonds, Series D, 6.25%, 12/15/2026	$500,000	$605,630
University of North Texas Revenue Bonds (Financing System), Series A, 5.00%, 04/15/2028	1,000,000	1,125,410
		24,720,722
Washington (6.2%)
City of Seattle Water System Revenue Bonds, 5.00%, 02/01/2026	1,000,000	1,096,170
County of King General Obligation Limited Bonds, 5.00%, 01/01/2025	2,000,000	2,172,620
State of Washington General Obligation Unlimited Bonds
Series R-2010A, 5.00%, 01/01/2022	2,000,000	2,248,080
Series C, 5.00%, 01/01/2026	200,000	218,524
		5,735,394
West Virginia (0.6%)
West Virginia Economic Development Authority Revenue Bonds, Unrefunded, Series A, 1.90%, 03/01/2040 (a)	550,000	551,084
Wisconsin (0.6%)
Wisconsin Health & Educational Facilities Authority Revenue Bonds (Aurora Health Care), Series A, 5.00%, 07/15/2028	500,000	559,210
Total Municipal Bonds		90,580,097
REPURCHASE AGREEMENT (1.5%)
United States (1.5%)
Repurchase Agreement, Fixed Income Clearing Corp., 0.00%, dated 10/30/2015, due 11/02/2015, repurchase price $1,446,000, collateralized by U.S. Treasury Note, maturing 02/15/2025; total market value of $1,478,825	1,446,000	1,446,000
Total Repurchase Agreement		1,446,000
Total Investments (Cost $84,691,320) (c)—98.8%		92,026,097

Other assets in excess of liabilities—1.2%		1,092,817
Net Assets—100.0%		$93,118,914

(a)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2015.
(b)	Issued with a zero coupon.
(c)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.

See accompanying Notes to Financial Statements.

Annual Report 2015

44

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

The Aberdeen Ultra-Short Duration Bond Fund (Institutional Class shares net of fees)1 returned 0.31% for the 12-month period ended October 31, 2015, versus the 0.35% return of its benchmark, the Bank of America Merrill Lynch 1-Year Treasury Bill Index, for the same period. For broader comparison, the average return of the Fund’s peer category of Ultra-Short Obligation Funds (consisting of 53 funds), as measured by Lipper, Inc., was 0.14% for the period.

The U.S. fixed income market experienced some volatility over the reporting period. The broader-market Barclays U.S. Aggregate Bond Index returned 1.96% for the period; yields declined in all but the shortest segments of the U.S. Treasury yield curve. The yields on the one-year Treasury bill and two-year note rose by corresponding margins of 23 and 25 basis points (bps)–0.23% and 0.25%–ending the period at 0.34% and 0.75%, respectively.

A combination of a strengthening U.S. dollar, falling oil and commodity prices, and economic growth concerns in Europe and Asia (particularly China) caused volatility to spike in risk markets throughout the period. There was continued speculation regarding the timing of an interest rate hike from the Federal Reserve (Fed).* Despite generally improving economic data reports for most of the period, the Fed maintained its benchmark interest rate near zero, citing concerns about low inflation and global uncertainties. Nevertheless, “Fed speak” seemingly was more hawkish towards the end of the review period, with the central bank indicating a strong inclination to raise rates in December unless economic data suggest otherwise.

U.S. economic data reports generally were positive over the 12-month reporting period. Gross domestic product (GDP) recorded gains in three of the four quarters during this timeframe; the only glitch was an annualized decline of 0.2% in the first quarter of 2015. However, GDP growth for the three other quarters was uneven–including a slowdown from an annualized rate of 3.9% to 1.5% between the second and third quarters of 2015–as a downturn in private inventory investment offset an increase in consumer spending. According to the U.S. Department of Labor, the U.S. economy added an average of nearly 150,000 jobs per month over the 12-month reporting period, and the unemployment rate fell from 5.8% to 5.0%. Additionally, average hourly earnings rose 2.5% for the 12-month period ended October 31, 2015, outpacing the core inflation rate (excluding food and energy costs) of 1.9%. However, the labor force participation rate2 remained at its lowest level in 38 years, indicating that fewer workers are actively seeking employment.

The Fund’s overweight allocation to corporate debt relative to U.S. government securities was the main contributor to performance during the reporting period. Specifically, the Fund’s holdings in banks and consumer non-cyclical companies were the strongest performers.

The Fund’s lone holding in the basic materials sector, Glencore Funding, was the only detractor from the Fund’s absolute return and its performance relative to the benchmark during the annual period.

Regarding the use of derivatives in the Fund during the reporting period, we employed interest rate futures as a hedge against interest rate risk. These positions did not have a significant impact on the Fund’s total return over the period.

We made no substantial changes to the Fund’s strategy during the reporting period.

We believe that the continued improvement in the labor market may lead the Fed to raise interest rates by the end of 2015 or early 2016. This may potentially push short-term Treasury yields higher and lead to greater demand for floating-rate debt. Consequently, we intend to maintain the Fund’s overweight allocation to floating-rate debt and reduce the interest-rate exposure over the next six months. We still believe that spread assets offer value as an improved economic outlook in the U.S. may help to maintain healthy corporate fundamentals. Given the softer economic outlook for China and Europe, we prefer the debt of U.S.-focused companies relative to that of issuers which derive a significant majority of their income from overseas.

Portfolio Management:

Aberdeen North American Fixed Income Team

PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS.

The performance data quoted represents past performance and current returns may be lower or higher. Class A Shares have up to a 4.25% front-end sales charge and a 0.25% 12b-1 fee. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the ordiginal cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.

Investing in mutual funds involves risk, including the possible loss of principal.

Indexes are unmanaged and have been provided for comparison purposes only. No fees or expenses are reflected. You cannot invest directly in an index.

Lipper is a leading global provider of mutual fund information and analysis to fund companies, financial intermediaries and media organizations.

Risk Considerations

Fixed income securities are subject to certain risks including, but not limited to: interest rate (changes in interest rates may cause a decline

2015 Annual Report

45

*	On December 16, 2015, the Fed increased the benchmark rate by 0.25%, noting that it sees the risks to the outlook for both economic activity and the labor market as balanced.
1	PAST PERFORMANCE DOES NOT GUARANTEE FUTURE RESULTS. The performance data quoted represents past performance and current returns may be lower or higher. The investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than the original cost. To obtain performance information current to the most recent month-end, which may be higher or lower than the performance shown above, please call 866-667-9231 or go to www.aberdeen-asset.us.
2	The labor force participation rate is expressed as a percentage of the U.S. population aged 16 years and older working or actively seeking work.

Aberdeen Ultra-Short Duration Bond Fund (Unaudited) (concluded)

in the market value of an investment), credit (changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral), prepayment (debt issuers may repay or refinance their loans or obligations earlier than anticipated), and extension (principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase).

Futures are speculative and may hurt the Fund’s performance. They present the risk of disproportionately increased losses and/or reduced gains when the financial asset or measure to which the derivative is linked changes in unexpected ways.

Investing a significant portion of the Fund’s assets in securities of companies conducting business in a broadly related group of industries within an economic sector may make the Fund more vulnerable to unfavorable developments in that sector.

Please read the prospectus for more detailed information regarding these and other risks.

Annual Report 2015

46

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

Average Annual Total Return (For periods ended October 31, 2015)		1 Yr.		Inception[1]
Class A2	w/o SC	0.06%		0.47%
	w/SC3	(4.18%	)	(0.40%	)
Institutional Service Class[2,4]	w/o SC	0.31%		0.61%
Institutional Class[4]	w/o SC	0.31%		0.61%

All figures showing the effect of a sales charge (SC) reflect the maximum charge possible because it has the most significant effect on performance data. The total returns shown above do not include the impact of financial statement rounding of the net asset value (“NAV”) per share and/or financial statement adjustments.

1	The Fund commenced operations on November 30, 2010.
2	Returns before the first offering of Class A (November 22, 2011), and the Institutional Service Class (January 20, 2012) are based on the previous performance of the Institutional Class. This performance of Class A and the Institutional Service Class is substantially similar to what the Class A and Institutional Service Class would have produced because all classes invest in the same portfolio of securities. Returns for the Class A and Institutional Class shares would only differ to the extent of the differences in expenses of the classes.
3	A 4.25% front-end sales charge was deducted.
4	Not subject to any sales charges.

Annual Report 2015

47

Aberdeen Ultra-Short Duration Bond Fund (Unaudited)

Performance of a $100,000* Investment (as of October 31, 2015)

*	Minimum Initial Investment

Comparative Performance of $100,000 invested in Institutional Class shares of the Aberdeen Ultra-Short Duration Bond Fund, the Bank of America Merrill Lynch 1-Year Treasury Bill Index and the Consumer Price Index (CPI) since inception. Unlike the Fund, the returns for these unmanaged indexes do not reflect any fees, expenses or sales charges. Investors cannot invest directly in market indexes.

The Bank of America Merrill Lynch 1-Year Treasury Bill Index is a capitalization-weighted index comprised of a single issue purchased at the beginning of the month and held for a full month. At the end of the month that issue is sold and rolled into a newly selected issue. The issue selected at each month-end rebalancing is the outstanding Treasury Bill that matures closest to, but not beyond, 1 year from the rebalancing date.

The CPI is a measure of the average change over time in the prices paid by urban consumers for a market basket of consumer goods and services.

Investment return and principal value will fluctuate, and when redeemed, shares may be worth more or less than original cost. Past performance is no guarantee of future results. The Average Annual Total Return table and Performance graph do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investing in mutual funds involves market risk, including loss of principal. Performance returns assume the reinvestment of all distributions. Total returns reflect waivers and reimbursements in effect, without which returns would have been lower.

Portfolio Summary (as a percentage of net assets)

October 31, 2015 (Unaudited)

Asset Allocation
Corporate Bonds	78.9%
U.S. Agencies	11.9%
U.S. Treasuries	8.1%
Asset-Backed Securities	0.1%
Other assets in excess of liabilities	1.0%
100.0%

The following chart summarizes the composition of the Fund’s portfolio, expressed as a percentage of net assets. The industries listed below may include more than one industry group. As of October 31, 2015, the Fund did not have more than 25% of its assets invested in any industry group.

Top Industries
Commercial Banks	15.7%
Oil, Gas & Consumable Fuels	8.5%
Pharmaceutical	8.3%
Electric Utilities	7.9%
Insurance	6.6%
Auto Manufacturers	3.8%
Diversified Financial Services	3.3%
Retail	3.3%
Healthcare Providers & Services	3.1%
Diversified Telecommunication Services	2.8%
Other	36.7%
100.0%

Top Holdings
U.S. Treasury Notes 10/15/2016	3.8%
U.S. Treasury Notes 02/28/2017	3.7%
Federal Home Loan Mortgage Corp. 04/04/2016	3.1%
Federal Home Loan Bank 11/23/2016	2.5%
Federal Home Loan Bank 11/04/2015	2.5%
Federal Home Loan Mortgage Corp. 11/16/2015	2.2%
Berkshire Hathaway Finance Corp. 08/15/2016	1.9%
NBCUniversal Enterprise, Inc. 04/15/2016	1.9%
JPMorgan Chase & Co. 02/26/2016	1.9%
Principal Life Global Funding II 12/11/2015	1.9%
Other	74.6%
100.0%

Top Countries
United States	79.3%
Canada	7.4%
United Kingdom	3.8%
Germany	1.9%
Belgium	1.9%
Australia	1.4%
Netherlands	1.2%
Luxembourg	1.2%
Switzerland	0.9%
Other	1.0%
100.0%

2015 Annual Report

48

Statement of Investments

October 31, 2015

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value (US$)
ASSET-BACKED SECURITIES (0.1%)
AUSTRALIA (0.1%)
SMART Trust, Series 2012-4US, Class A3B (USD), 0.75%, 03/14/2017 (a)	$7,474	$7,469
Total Asset-Backed Securities		7,469
CORPORATE BONDS (78.9%)
AUSTRALIA (1.3%)
Commercial Banks (1.3%)
Westpac Banking Corp. (USD), 0.76%, 11/25/2016 (a)	100,000	100,152
BELGIUM (1.9%)
Beverages (1.9%)
Anheuser-Busch InBev Finance, Inc. (USD), 0.51%, 01/27/2017 (a)	150,000	149,511
CANADA (7.4%)
Commercial Banks (5.0%)
Bank of Montreal (USD), 0.84%, 07/15/2016 (a)	100,000	100,211
Bank of Nova Scotia (USD), 0.80%, 06/11/2018 (a)	100,000	99,892
Royal Bank of Canada (USD), 0.65%, 01/23/2017 (a)	100,000	99,980
Toronto-Dominion Bank (The) (USD), 0.79%, 09/09/2016 (a)	100,000	100,213
		400,296
Oil, Gas & Consumable Fuels (2.4%)
Canadian Natural Resources Ltd. (USD), 1.75%, 01/15/2018	40,000	39,398
Total Capital Canada Ltd. (USD), 0.70%, 01/15/2016 (a)	150,000	150,098
		189,496
		589,792
GERMANY (1.9%)
Auto Manufacturers (1.9%)
Daimler Finance North America LLC (USD), 1.45%, 08/01/2016 (b)	150,000	150,065
LUXEMBOURG (1.2%)
Pharmaceutical (1.2%)
Actavis Funding SCS (USD), 1.20%, 09/01/2016 (a)	100,000	99,882
NETHERLANDS (1.2%)
Oil, Gas & Consumable Fuels (1.2%)
Shell International Finance BV (USD), 0.53%, 11/15/2016 (a)	100,000	100,059
SWITZERLAND (0.9%)
Metals & Mining (0.9%)
Glencore Funding LLC (USD), 1.70%, 05/27/2016 (b)	75,000	73,500
UNITED KINGDOM (3.8%)
Commercial Banks (1.3%)
Abbey National Treasury Services PLC (USD), 4.00%, 04/27/2016	100,000	101,601
Oil, Gas & Consumable Fuels (1.2%)
BP Capital Markets PLC (USD), 0.73%, 11/07/2016 (a)	$100,000	$99,949
Pharmaceutical (1.3%)
GlaxoSmithKline Capital, Inc. (USD), 0.70%, 03/18/2016	100,000	100,134
		301,684
UNITED STATES (59.3%)
Auto Manufacturers (1.9%)
PACCAR Financial Corp. (USD), 1.45%, 03/09/2018	100,000	99,780
Toyota Motor Credit Corp. (USD), 0.64%, 01/12/2018 (a)	50,000	49,852
		149,632
Commercial Banks (8.1%)
Capital One Financial Corp. (USD), 1.00%, 11/06/2015	100,000	100,001
Citigroup, Inc. (USD), 1.30%, 11/15/2016	100,000	100,210
HSBC USA, Inc. (USD), 0.78%, 03/03/2017 (a)	100,000	99,796
JPMorgan Chase & Co. (USD), 0.95%, 02/26/2016 (a)	150,000	150,136
Morgan Stanley (USD), 1.88%, 01/05/2018	100,000	100,510
Wells Fargo & Co. (USD), 0.63%, 06/02/2017 (a)	100,000	99,773
		650,426
Computers & Peripherals (0.6%)
Hewlett Packard Enterprise Co. (USD), 2.45%, 10/05/2017 (b)	50,000	50,146
Diversified Financial Services (3.3%)
American Express Credit Corp. (USD), 1.30%, 07/29/2016	100,000	100,412
General Electric Capital Corp.
(USD), 1.18%, 05/09/2016 (a)	25,000	25,096
(USD), 0.97%, 07/12/2016 (a)	100,000	100,339
National Rural Utilities Cooperative Finance Corp. (USD), 0.95%, 04/24/2017	40,000	39,978
		265,825
Diversified Telecommunication Services (2.8%)
Cisco Systems, Inc. (USD), 0.65%, 06/15/2018 (a)	100,000	99,813
Verizon Communications, Inc. (USD), 1.87%, 09/15/2016 (a)	125,000	126,168
		225,981
Electric Utilities (7.9%)
Dayton Power & Light Co. (The) (USD), 1.88%, 09/15/2016	35,000	35,100
Dominion Resources, Inc. (USD), 1.25%, 03/15/2017	125,000	124,452
Duke Energy Corp. (USD), 0.70%, 04/03/2017 (a)	100,000	99,801
Duke Energy Indiana, Inc. (USD), 0.67%, 07/11/2016 (a)	130,000	129,986
Exelon Corp. (USD), 1.55%, 06/09/2017	50,000	49,930

See accompanying Notes to Financial Statements.

Annual Report 2015

49

Statement of Investments (continued)

October 31, 2015

Aberdeen Ultra-Short Duration Bond Fund

	Shares or Principal Amount	Value (US$)
Georgia Power Co., Series Z (USD), 5.25%, 12/15/2015	$75,000	$75,352
NextEra Energy Capital Holdings, Inc. (USD), 1.59%, 06/01/2017	100,000	99,961
Xcel Energy, Inc. (USD), 1.20%, 06/01/2017	20,000	19,935
		634,517
Electronics (1.8%)
Thermo Fisher Scientific, Inc. (USD), 1.30%, 02/01/2017	145,000	144,847
Energy Equipment & Services (1.2%)
Kinder Morgan, Inc. (USD), 2.00%, 12/01/2017	100,000	97,923
Food Products (2.5%)
JM Smucker Co. (USD), 1.75%, 03/15/2018	100,000	100,182
WM Wrigley Jr Co. (USD), 1.40%, 10/21/2016 (b)	100,000	100,273
		200,455
Gas Utilities (2.2%)
Dominion Gas Holdings LLC (USD), 1.05%, 11/01/2016	120,000	119,777
Sempra Energy (USD), 2.30%, 04/01/2017	55,000	55,532
		175,309
Healthcare Providers & Services (3.1%)
UnitedHealth Group, Inc. (USD), 0.77%, 01/17/2017 (a)	100,000	100,112
Ventas Realty LP (USD), 1.25%, 04/17/2017	145,000	144,359
		244,471
Insurance (6.6%)
Berkshire Hathaway Finance Corp. (USD), 0.95%, 08/15/2016	150,000	150,441
MetLife, Inc. (USD), 1.90%, 12/15/2017	25,000	25,103
New York Life Global Funding (USD), 1.13%, 03/01/2017 (b)	100,000	100,067
Principal Life Global Funding II (USD), 1.00%, 12/11/2015 (b)	150,000	150,110
Transatlantic Holdings, Inc. (USD), 5.75%, 12/14/2015	100,000	100,526
		526,247
Machinery-Diversified (1.3%)
John Deere Capital Corp., Series FIX (USD), 1.05%, 10/11/2016	100,000	100,409
Media (1.9%)
NBCUniversal Enterprise, Inc. (USD), 0.86%, 04/15/2016 (a)(b)	150,000	150,169
Oil, Gas & Consumable Fuels (3.7%)
Chevron Corp. (USD), 1.37%, 03/02/2018	100,000	100,217
Devon Energy Corp. (USD), 0.88%, 12/15/2016 (a)	100,000	98,867
Exxon Mobil Corp. (USD), 1.31%, 03/06/2018	100,000	100,533
		299,617
Pharmaceutical (5.8%)
AbbVie, Inc.
(USD), 1.20%, 11/06/2015	$100,000	$100,004
(USD), 1.80%, 05/14/2018	100,000	100,080
Baxalta, Inc. (USD), 1.10%, 06/22/2018 (a)(b)	100,000	99,735
Cardinal Health, Inc. (USD), 1.95%, 06/15/2018	100,000	100,471
Mylan, Inc. (USD), 1.80%, 06/24/2016	65,000	64,957
		465,247
Retail (3.3%)
CVS Health Corp. (USD), 1.20%, 12/05/2016	100,000	100,299
Home Depot, Inc. (USD), 0.71%, 09/15/2017 (a)	80,000	80,252
Lowe’s Cos., Inc. (USD), 0.94%, 09/14/2018 (a)	80,000	80,272
		260,823
Software (1.3%)
Oracle Corp. (USD), 0.52%, 07/07/2017 (a)	100,000	99,983
		4,742,027
Total Corporate Bonds		6,306,672
U.S. AGENCIES (11.9%)
UNITED STATES (11.9%)
Federal Home Loan Bank
(USD), 0.00%, 11/04/2015 (c)	200,000	199,997
(USD), 0.63%, 11/23/2016	200,000	200,200
Federal Home Loan Mortgage Corp.
(USD), 0.00%, 11/16/2015 (c)	171,000	170,998
(USD), 0.00%, 12/14/2015 (c)	130,000	129,963
(USD), 0.00%, 04/04/2016 (c)	250,000	249,797
		950,955
Total U.S. Agencies		950,955
U.S. TREASURIES (8.1%)
UNITED STATES (8.1%)
U.S. Treasury Notes
(USD), 0.50%, 06/30/2016 (d)	50,000	50,043
(USD), 0.63%, 10/15/2016	300,000	300,488
(USD), 0.50%, 02/28/2017	300,000	299,727
		650,258
Total U.S. Treasuries		650,258
Total Investments (Cost $7,916,129) (e)—99.0%		7,915,354

Other assets in excess of liabilities—1.0%		81,361
Net Assets—100.0%		$7,996,715

(a)	Variable or Floating Rate Security. Rate disclosed is as of October 31, 2015.
(b)	Denotes a security issued under Regulation S or Rule 144A.
(c)	Issued with a zero coupon.
(d)	A security or a portion of the security was used to cover the margin requirement for futures contracts.
(e)	See accompanying Notes to Financial Statements for tax unrealized appreciation/depreciation of securities.
USD	U.S. Dollar

See accompanying Notes to Financial Statements.

2015 Annual Report

50

Statement of Investments (concluded)

October 31, 2015

Aberdeen Ultra-Short Duration Bond Fund

At October 31, 2015, the Fund held the following futures contracts:

Futures Contract	Counterparty	Number of Contracts Long (Short)	Expiration Date	Unrealized Appreciation
United States Treasury Note 6%-2 year	UBS	(3)	12/31/2015	$1,024

See accompanying Notes to Financial Statements.

Annual Report 2015

51

Statements of Assets and Liabilities

October 31, 2015

	Aberdeen Asia Bond Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund	Aberdeen Tax-Free Income Fund
Assets:
Investments, at value	$78,495,574	$26,812,002	$10,109,718	$14,630,373	$90,580,097
Repurchase agreements, at value	4,640,000	880,000	530,000	204,000	1,446,000

Total investments	83,135,574	27,692,002	10,639,718	14,834,373	92,026,097

Foreign currency, at value	1,079,805	–	18	276,949	–
Cash collateral pledged for futures	144,750	–	–	25,162	–
Cash	18,847	29,347	778	417	108
Cash at broker for China A shares	16,823	–	–	–	–
Receivable for investments sold	2,961,350	–	74,887	701,052	–
Interest receivable	1,244,978	463,822	168,376	138,085	1,150,634
Unrealized appreciation on forward foreign currency exchange contracts	1,735,459	103,680	28,695	42,442	–
Variation margin receivable for futures contracts	351,378	–	–	17,470	–
Receivable from Adviser	26,337	18,323	12,511	14,944	10,619
Receivable for capital shares issued	137	4	–	942	5,183
Prepaid expenses	20,160	31,167	10,150	26,516	20,908

Total assets	90,735,598	28,338,345	10,935,133	16,078,352	93,213,549

Liabilities:
Payable for investments purchased	1,240,619	110,355	259,662	664,192	–
Unrealized depreciation on forward foreign currency exchange contracts	2,345,776	39,266	57,281	47,466	–
Distributions payable	–	–	–	–	18,343
Payable for capital shares redeemed	552,764	–	18	77,498	400
Accrued foreign capital gains tax	106,246	–	1,815	–	–
Accrued expenses and other payables:
Investment advisory fees	38,163	17,776	7,234	7,928	33,626
Transfer agent fees	31,465	6,208	5,290	3,300	9,586
Audit fees	8,475	8,475	8,475	8,475	8,374
Printing fees	8,457	520	809	3,247	8,627
Custodian fees	11,114	1,670	2,440	3,850	771
Administration fees	6,106	1,896	723	1,057	6,330
Legal fees	1,917	640	247	362	2,176
Fund accounting fees	3,136	429	163	233	1,367
Distribution fees	678	554	721	394	2,652
Administrative services fees	1,677	1	33	2,695	–
Other	2,414	769	1,819	552	2,383

Total liabilities	4,359,007	188,559	346,730	821,249	94,635

Net Assets	$86,376,591	$28,149,786	$10,588,403	$15,257,103	$93,118,914

Cost:
Investments	$79,916,513	$29,506,351	$12,834,910	$15,299,642	$83,245,320
Repurchase agreements	4,640,000	880,000	530,000	204,000	1,446,000
Foreign currency	1,094,337	–	20	267,497	–

Represented by:
Capital	$93,914,297	$31,427,855	$16,019,767	$16,339,475	$86,010,301
Accumulated net investment income/(loss)	141,733	372,026	(414,944)	(26,429)	(18,342)
Accumulated net realized (loss) from investments, futures contracts, swaps and foreign currency transactions	(5,479,022)	(1,018,856)	(2,257,811)	(388,911)	(207,822)
Net unrealized appreciation/(depreciation) on investments, futures contracts, forwards and translation of assets and liabilities denominated in foreign currencies	(2,200,417)	(2,631,239)	(2,758,609)	(667,032)	7,334,777

Net Assets	$86,376,591	$28,149,786	$10,588,403	$15,257,103	$93,118,914

Net Assets:
Class A Shares	$773,930	$9,938	$109,601	$826,421	$9,072,673
Class C Shares	605,560	649,764	126,325	250,768	877,943
Class R Shares	9,850	9,578	1,370,828	–	10,454
Institutional Service Class Shares	11,086,947	9,722	7,644	12,761,273	17,545
Institutional Class Shares	73,900,304	27,470,784	8,974,005	1,418,641	83,140,299

Total	$86,376,591	$28,149,786	$10,588,403	$15,257,103	$93,118,914

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Annual Report

52

Statements of Assets and Liabilities (continued)

October 31, 2015

	Aberdeen Asia Bond Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund	Aberdeen Tax-Free Income Fund
Shares Outstanding (unlimited number of shares authorized):
Class A Shares	79,383	1,133	15,603	87,855	890,414
Class C Shares	62,946	74,198	18,288	26,957	86,272
Class R Shares	1,014	1,092	197,081	–	1,025
Institutional Service Class Shares	1,138,808	1,107	1,081	1,354,390	1,720
Institutional Class Shares	7,573,099	3,131,201	1,268,283	149,974	8,151,489

Total	8,855,250	3,208,731	1,500,336	1,619,176	9,130,920

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.75	$8.77	$7.02	$9.41	$10.19
Class C Shares (a)	$9.62	$8.76	$6.91	$9.30	$10.18
Class R Shares	$9.71	$8.77	$6.96	$–	$10.20
Institutional Service Class Shares	$9.74	$8.78	$7.07	$9.42	$10.20
Institutional Class Shares	$9.76	$8.77	$7.08	$9.46	$10.20
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.18	$9.16	$7.33	$9.83	$10.64
Maximum Sales Charge:
Class A Shares	4.25%	4.25%	4.25%	4.25%	4.25%

(a)	For Class C Shares, the redemption price per share is reduced by 1.00% for shares held less than one year due to contingent deferred sales charge.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

53

Statements of Assets and Liabilities (concluded)

October 31, 2015

Aberdeen Ultra-Short Duration Bond Fund
Assets:
Investments, at value	$7,915,354

Total investments	7,915,354

Cash	45,546
Interest receivable	19,483
Receivable from Adviser	12,811
Variation margin receivable for futures contracts	185
Prepaid expenses	16,291

Total assets	8,009,670

Liabilities:
Distributions payable	426
Accrued expenses and other payables:
Audit fees	8,374
Investment advisory fees	1,354
Custodian fees	772
Transfer agent fees	752
Administration fees	542
Printing fees	231
Fund accounting fees	118
Legal fees	96
Distribution fees	83
Other	207

Total liabilities	12,955

Net Assets	$7,996,715

Cost:
Investments	$7,916,129

Represented by:
Capital	$8,001,251
Accumulated net investment income	1,631
Accumulated net realized (loss) from investments, futures contracts, swaps and foreign currency transactions	(6,416)
Net unrealized appreciation on investments, futures contracts, forwards and translation of assets and liabilities denominated in foreign currencies	249

Net Assets	$7,996,715

Net Assets:
Class A Shares	$413,542
Institutional Service Class Shares	17,818
Institutional Class Shares	7,565,355

Total	$7,996,715

Shares Outstanding (unlimited number of shares authorized):
Class A Shares	41,682
Institutional Service Class Shares	1,802
Institutional Class Shares	764,721

Total	808,205

Net asset value and redemption price per share (Net assets by class divided by shares outstanding by class, respectively):
Class A Shares	$9.92
Institutional Service Class Shares	$9.89
Institutional Class Shares	$9.89
Maximum offering price per share (100%/(100%-maximum sales charge) of net asset value adjusted to the nearest cent):
Class A Shares	$10.36
Maximum Sales Charge:
Class A Shares	4.25%

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Annual Report

54

Statements of Operations

For the Year Ended October 31, 2015

	Aberdeen Asia Bond Fund	Aberdeen Emerging Markets Debt Fund	Aberdeen Emerging Markets Debt Local Currency Fund	Aberdeen Global Fixed Income Fund	Aberdeen Tax-Free Income Fund
INVESTMENT INCOME:
Interest income	$10,734,701	$1,973,647	$1,475,433	$612,962	$3,827,172
Foreign tax withholding	(276,153)	(6,262)	(7,739)	(1,029)	–
Other income	2,197	58	–	–	124

	10,460,745	1,967,443	1,467,694	611,933	3,827,296

Expenses:
Investment advisory fees	1,111,292	223,447	147,945	109,158	410,101
Administration fees	177,807	23,834	14,794	14,554	77,195
Distribution fees Class A	2,009	27	316	2,561	23,572
Distribution fees Class C	6,065	2,179	1,601	3,309	5,978
Distribution fees Class R	50	49	8,948	–	52
Administrative service fees Institutional Service Class	29,348	–	–	26,275	–
Administrative services fees Class R	–	–	4,054	–	–
Administrative services fees Class A	8	2	202	123	665
Fund accounting fees	21,139	2,640	1,627	1,600	8,496
Transfer agent fees	197,498	19,411	25,437	21,024	59,894
Trustee fees	12,322	1,960	1,205	1,190	6,407
Legal fees	12,479	1,734	1,011	1,039	5,668
Printing fees	30,110	8,734	9,255	20,424	24,703
Custodian fees	136,387	22,007	33,438	39,915	9,110
Registration and filing fees	67,846	61,978	63,965	63,287	61,928
Audit fees	36,601	40,477	40,477	40,477	37,477
Other	42,410	6,325	9,875	15,440	18,771

Total expenses before reimbursed/waived expenses	1,883,371	414,804	364,150	360,376	750,017
Interest expense (Note 10)	6,838	31	1,401	68	–

Total operating expenses before reimbursed/waived expenses	1,890,209	414,835	365,551	360,444	750,017
Expenses reimbursed	(290,081)	(144,411)	(182,592)	(173,469)	(121,485)

Net expenses	1,600,128	270,424	182,959	186,975	628,532

Net Investment Income	8,860,617	1,697,019	1,284,735	424,958	3,198,764

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	(17,647,614)	(1,824,516)	(6,040,769)	(1,433,414)	(207,822)
Realized gain/(loss) on futures contracts	(1,233,693)	–	–	(216,567)	–
Realized gain/(loss) on foreign currency transactions	(4,005,813)	582,119	(632,705)	(16,240)	–

Net realized (loss) from investments, futures contracts, swaps and foreign currency transactions	(22,887,120)	(1,242,397)	(6,673,474)	(1,666,221)	(207,822)

Net change in unrealized appreciation/(depreciation) on investment transactions	3,597,175	(2,350,242)	1,174,013	(78,891)	(1,335,081)
Net change in unrealized appreciation/depreciation on futures contracts	58,709	–	–	33,579	–
Net change in unrealized appreciation/(depreciation) on translation of assets and liabilities denominated in foreign currencies	(752,773)	(23,076)	38,217	46,557	–

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	2,903,111	(2,373,318)	1,212,230	1,245	(1,335,081)

Net realized/unrealized (loss) from investments, futures contracts, swaps and foreign currency transactions	(19,984,009)	(3,615,715)	(5,461,244)	(1,664,976)	(1,542,903)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$(11,123,392)	$(1,918,696)	$(4,176,509)	$(1,240,018)	$1,655,861

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

55

Statements of Operations (concluded)

For the Year Ended October 31, 2015

Aberdeen Ultra-Short Duration Bond Fund
INVESTMENT INCOME:
Interest income	$81,656

81,656

Expenses:
Investment advisory fees	17,263
Administration fees	6,905
Distribution fees Class A	845
Fund accounting fees	737
Transfer agent fees	5,382
Trustee fees	569
Legal fees	505
Printing fees	7,242
Custodian fees	9,645
Registration and filing fees	61,658
Audit fees	37,477
Other	3,820

Total operating expenses before reimbursed/waived expenses	152,048
Expenses reimbursed	(122,286)

Net expenses	29,762

Net Investment Income	51,894

REALIZED/UNREALIZED GAIN/(LOSS) FROM INVESTMENTS:
Realized gain/(loss) on investment transactions	1,887
Realized gain/(loss) on futures contracts	(5,980)

Net realized (loss) from investments, futures contracts, swaps and foreign currency transactions	(4,093)

Net change in unrealized appreciation/(depreciation) on investment transactions	(24,828)
Net change in unrealized appreciation/depreciation on futures contracts	3,098

Net change in unrealized appreciation/(depreciation) from investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	(21,730)

Net realized/unrealized (loss) from investments, futures contracts, swaps and foreign currency transactions	(25,823)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	$26,071

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Annual Report

56

Statements of Changes in Net Assets

	Aberdeen Asia Bond Fund		Aberdeen Emerging Markets Debt Fund		Aberdeen Emerging Markets Debt Local Currency Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$8,860,617	$8,075,481	$1,697,019	$963,628	$1,284,735	$2,511,528
Net realized (loss) from investments, futures contracts, swaps and foreign currency transactions	(22,887,120)	(8,376,091)	(1,242,397)	(191,102)	(6,673,474)	(3,332,326)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	2,903,111	5,328,974	(2,373,318)	222,358	1,212,230	(526,174)

Changes in net assets resulting from operations	(11,123,392)	5,028,364	(1,918,696)	994,884	(4,176,509)	(1,346,972)

Distributions to Shareholders From:
Net investment income:
Class A	(3,241)	(22,883)	(382)	(356)	–	(6,601)
Class C	(82)	(6,533)	(304)	(268)	–	(4,112)
Class R	(27)	(130)	(345)	(321)	–	(25,295)
Institutional Service Class	(64,826)	(147,874)	(388)	(375)	–	(119)
Institutional Class	(1,726,330)	(3,444,636)	(1,168,032)	(718,443)	–	(586,432)
Net realized gains:
Class A	–	(52,269)	–	–	–	–
Class C	–	(19,788)	–	–	–	–
Class R	–	(313)	–	–	–	–
Institutional Service Class	–	(332,633)	–	–	–	–
Institutional Class	–	(6,878,756)	–	–	–	–
Tax return of capital:
Class A	(6,427)	–	–	–	–	–
Class C	(4,710)	–	–	–	–	–
Class R	(80)	–	–	–	–	–
Institutional Service Class	(93,150)	–	–	–	–	–
Institutional Class	(1,778,188)	–	–	–	–	–

Change in net assets from shareholder distributions	(3,677,061)	(10,905,815)	(1,169,451)	(719,763)	–	(622,559)

Common Stock Transactions:
Change in net assets from capital transactions	(136,620,706)	(2,502,233)	24,284	21,157,980	(16,269,298)	(19,299,617)

Change in net assets	(151,421,159)	(8,379,684)	(3,063,863)	21,433,101	(20,445,807)	(21,269,148)

Net Assets:
Beginning of year	237,797,750	246,177,434	31,213,649	9,780,548	31,034,210	52,303,358

End of year	$86,376,591	$237,797,750	$28,149,786	$31,213,649	$10,588,403	$31,034,210

Accumulated net investment income/(loss) at end of year	$141,733	$307,873	$372,026	$243,339	$(414,944)	$(545,724)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

57

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Fund		Aberdeen Emerging Markets Debt Fund		Aberdeen Emerging Markets Debt Local Currency Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$11,688	$10,971	$1,844	$1,829	$1,276	$402,670
Dividends reinvested	9,668	73,135	382	356	–	6,320
Cost of shares redeemed(a)	(34,783)	(1,025,713)	(1,491)	(1,823)	(11,735)	(914,351)

Total Class A	(13,427)	(941,607)	735	362	(10,459)	(505,361)

Class C Shares
Proceeds from shares issued	130,000	18,550	672,910	–	7,000	81,458
Dividends reinvested	2,278	22,145	304	268	–	3,055
Cost of shares redeemed(a)	(94,335)	(62,704)	(9,321)	–	(49,278)	(188,969)

Total Class C	37,943	(22,009)	663,893	268	(42,278)	(104,456)

Class R Shares
Proceeds from shares issued	–	–	–	–	191,286	988,501
Dividends reinvested	108	443	345	322	–	25,295
Cost of shares redeemed(a)	–	–	–	–	(865,320)	(953,633)

Total Class R	108	443	345	322	(674,034)	60,163

Institutional Service Class Shares
Proceeds from shares issued	2,206,195	2,598,717	–	–	–	–
Dividends reinvested	157,975	480,507	388	375	–	119
Cost of shares redeemed(a)	(2,108,634)	(2,549,378)	–	–	–	–

Total Institutional Service Class	255,536	529,846	388	375	–	119

Institutional Class Shares
Proceeds from shares issued	55,863,369	44,645,211	3,564,492	20,438,211	2,829,692	7,064,380
Dividends reinvested	2,585,481	9,673,934	1,146,714	718,442	–	586,432
Cost of shares redeemed(a)	(195,349,716)	(56,388,051)	(5,352,283)	–	(18,372,219)	(26,400,894)

Total Institutional Class	(136,900,866)	(2,068,906)	(641,077)	21,156,653	(15,542,527)	(18,750,082)

Change in net assets from capital transactions:	$(136,620,706)	$(2,502,233)	$24,284	$21,157,980	$(16,269,298)	$(19,299,617)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Annual Report

58

Statements of Changes in Net Assets (continued)

	Aberdeen Asia Bond Fund		Aberdeen Emerging Markets Debt Fund		Aberdeen Emerging Markets Debt Local Currency Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A Shares
Issued	1,158	1,079	203	185	130	45,391
Reinvested	976	7,509	42	37	–	727
Redeemed	(3,540)	(101,099)	(171)	(185)	(1,503)	(103,298)

Total Class A Shares	(1,406)	(92,511)	74	37	(1,373)	(57,180)

Class C Shares
Issued	13,046	1,854	74,198	–	953	9,258
Reinvested	232	2,281	34	28	–	352
Redeemed	(9,540)	(6,366)	(1,078)	–	(6,351)	(22,278)

Total Class C Shares	3,738	(2,231)	73,154	28	(5,398)	(12,668)

Class R Shares
Issued	–	–	–	–	24,817	112,213
Reinvested	10	46	38	34	–	2,914
Redeemed	–	–	–	–	(109,539)	(109,554)

Total Class R Shares	10	46	38	34	(84,722)	5,573

Institutional Service Class Shares
Issued	221,151	258,679	–	–	–	–
Reinvested	15,973	49,333	43	39	–	14
Redeemed	(214,232)	(254,451)	–	–	–	–

Total Institutional Service Class Shares	22,892	53,561	43	39	–	14

Institutional Class Shares
Issued	5,575,054	4,390,995	403,185	2,109,539	345,981	793,401
Reinvested	261,424	993,217	127,086	74,650	–	67,329
Redeemed	(20,286,804)	(5,628,083)	(604,220)	–	(2,302,403)	(2,954,398)

Total Institutional Class Shares	(14,450,326)	(243,871)	(73,949)	2,184,189	(1,956,422)	(2,093,668)

Total change in shares:	(14,425,092)	(285,006)	(640)	2,184,327	(2,047,915)	(2,157,929)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

59

Statements of Changes in Net Assets (continued)

	Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

FROM INVESTMENT ACTIVITIES:
Operations:
Net investment income	$424,958	$522,652	$3,198,764	$3,395,733	$51,894	$72,529
Net realized gain/(loss) from investments, futures contracts, swaps and foreign currency transactions	(1,666,221)	563,017	(207,822)	343,296	(4,093)	(806)
Net change in unrealized appreciation/(depreciation) on investments, futures contracts, swaps and translation of assets and liabilities denominated in foreign currencies	1,245	(1,062,225)	(1,335,081)	2,532,911	(21,730)	(30,861)

Changes in net assets resulting from operations	(1,240,018)	23,444	1,655,861	6,271,940	26,071	40,862

Distributions to Shareholders From:
Net investment income:
Class A	(11,375)	(39,120)	(288,498)	(295,836)	(1,275)	(400)
Class C	(3,078)	(3,606)	(13,999)	(16,772)	–	–
Class R	–	–	(294)	(290)	–	–
Institutional Service Class	(158,896)	(483,856)	(578)	(382)	(119)	(101)
Institutional Class	(26,118)	(54,660)	(2,867,751)	(3,082,453)	(50,245)	(76,018)
Net realized gains:
Class A	–	–	(31,102)	(134,136)	–	(216)
Class C	–	–	(1,976)	(15,762)	–	–
Class R	–	–	(34)	(140)	–	–
Institutional Service Class	–	–	(56)	(140)	–	(55)
Institutional Class	–	–	(290,135)	(1,327,565)	–	(29,977)
Tax return of capital:
Class A	–	–	(2,701)	–	–	–
Class C	–	–	(171)	–	–	–
Class R	–	–	(3)	–	–	–
Institutional Service Class	–	–	(5)	–	–	–
Institutional Class	–	–	(24,764)	–	–	–

Change in net assets from shareholder distributions	(199,467)	(581,242)	(3,522,067)	(4,873,476)	(51,639)	(106,767)

Common Stock Transactions:
Change in net assets from capital transactions	(4,305,552)	(1,948,037)	(4,988,346)	(5,402,274)	(2,236,309)	(3,676,599)

Change in net assets	(5,745,037)	(2,505,835)	(6,854,552)	(4,003,810)	(2,261,877)	(3,742,504)

Net Assets:
Beginning of year	21,002,140	23,507,975	99,973,466	103,977,276	10,258,592	14,001,096

End of year	$15,257,103	$21,002,140	$93,118,914	$99,973,466	$7,996,715	$10,258,592

Accumulated net investment income/(loss) at end of year	$(26,429)	$159,708	$(18,342)	$(45,943)	$1,631	$652

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Annual Report

60

Statements of Changes in Net Assets (continued)

	Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014

CAPITAL TRANSACTIONS:
Class A Shares
Proceeds from shares issued	$96,008	$109,401	$1,527,840	$862,048	$377,386	$23,793
Dividends reinvested	8,304	28,329	244,174	330,655	1,270	555
Cost of shares redeemed(a)	(379,939)	(808,496)	(1,897,534)	(1,425,538)	(74,216)	(379,465)

Total Class A	(275,627)	(670,766)	(125,520)	(232,835)	304,440	(355,117)

Class C Shares
Proceeds from shares issued	4,586	25,996	604,777	465,036	–	–
Dividends reinvested	2,886	3,242	11,062	20,241	–	–
Cost of shares redeemed(a)	(106,663)	(162,417)	(370,995)	(633,192)	–	–

Total Class C	(99,191)	(133,179)	244,844	(147,915)	–	–

Class R Shares
Dividends reinvested	–	–	333	430	–	–

Total Class R	–	–	333	430	–	–

Institutional Service Class Shares
Proceeds from shares issued	2,140,657	984,133	–	6,770	3,783	17,778
Dividends reinvested	153,422	465,065	644	522	118	150
Cost of shares redeemed(a)	(5,096,813)	(3,839,223)	(15)	–	(4,819)	(25,459)

Total Institutional Service Class	(2,802,734)	(2,390,025)	629	7,292	(918)	(7,531)

Institutional Class Shares
Proceeds from shares issued	297,735	1,760,273	921,676	589,737	27,077	5,516,381
Dividends reinvested	26,109	54,631	2,414,223	3,475,225	50,723	106,597
Cost of shares redeemed(a)	(1,451,844)	(568,971)	(8,444,531)	(9,094,208)	(2,617,631)	(8,936,929)

Total Institutional Class	(1,128,000)	1,245,933	(5,108,632)	(5,029,246)	(2,539,831)	(3,313,951)

Change in net assets from capital transactions:	$(4,305,552)	$(1,948,037)	$(4,988,346)	$(5,402,274)	$(2,236,309)	$(3,676,599)

(a)	Includes redemption fees, if any.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

61

Statements of Changes in Net Assets (concluded)

	Aberdeen Global Fixed Income Fund		Aberdeen Tax-Free Income Fund		Aberdeen Ultra-Short Duration Bond Fund
	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014	Year Ended October 31, 2015	Year Ended October 31, 2014
SHARE TRANSACTIONS:
Class A Shares
Issued	9,806	10,483	148,282	83,554	37,961	2,387
Reinvested	853	2,766	23,786	32,528	128	56
Redeemed	(39,780)	(78,348)	(184,867)	(138,615)	(7,470)	(38,023)

Total Class A Shares	(29,121)	(65,099)	(12,799)	(22,533)	30,619	(35,580)

Class C Shares
Issued	481	2,480	59,395	45,891	–	–
Reinvested	298	312	1,080	2,005	–	–
Redeemed	(11,369)	(15,894)	(36,217)	(62,974)	–	–

Total Class C Shares	(10,590)	(13,102)	24,258	(15,078)	–	–

Class R Shares
Reinvested	–	–	32	43	–	–

Total Class R Shares	–	–	32	43	–	–

Institutional Service Class Shares
Issued	219,035	94,585	–	654	381	1,789
Reinvested	15,752	45,313	63	51	12	15
Redeemed	(532,422)	(369,305)	(2)	–	(486)	(2,560)

Total Institutional Service Class Shares	(297,635)	(229,407)	61	705	(93)	(756)

Institutional Class Shares
Issued	30,652	167,657	89,700	57,265	2,732	554,358
Reinvested	2,675	5,304	234,881	341,595	5,122	10,722
Redeemed	(151,061)	(54,455)	(823,655)	(889,617)	(264,051)	(899,005)

Total Institutional Class Shares	(117,734)	118,506	(499,074)	(490,757)	(256,197)	(333,925)

Total change in shares:	(455,080)	(189,102)	(487,522)	(527,620)	(225,671)	(370,261)

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

2015 Annual Report

62

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Financial Highlights

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Redemp- tion Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$10.19	$0.39	$(0.71)	$(0.32)	$(0.04)	$–	$(0.08)	$(0.12)	$–	$9.75
Year Ended October 31, 2014	10.43	0.35	(0.12)	0.23	(0.14)	(0.33)	–	(0.47)	–	10.19
Year Ended October 31, 2013	11.26	0.34	(0.85)	(0.51)	(0.25)	(0.07)	–	(0.32)	–	10.43
Period Ended October 31, 2012(g)	10.92	0.23	0.29	0.52	(0.18)	–	–	(0.18)	–	11.26
Class C Shares
Year Ended October 31, 2015	10.10	0.31	(0.71)	(0.40)	–	–	(0.08)	(0.08)	–	9.62
Year Ended October 31, 2014	10.37	0.28	(0.11)	0.17	(0.11)	(0.33)	–	(0.44)	–	10.10
Year Ended October 31, 2013	11.24	0.26	(0.86)	(0.60)	(0.20)	(0.07)	–	(0.27)	–	10.37
Period Ended October 31, 2012(g)	10.92	0.17	0.31	0.48	(0.16)	–	–	(0.16)	–	11.24
Class R Shares
Year Ended October 31, 2015	10.16	0.36	(0.70)	(0.34)	(0.03)	–	(0.08)	(0.11)	–	9.71
Year Ended October 31, 2014	10.42	0.33	(0.12)	0.21	(0.14)	(0.33)	–	(0.47)	–	10.16
Year Ended October 31, 2013	11.27	0.31	(0.86)	(0.55)	(0.23)	(0.07)	–	(0.30)	–	10.42
Period Ended October 31, 2012(g)	10.92	0.22	0.29	0.51	(0.16)	–	–	(0.16)	–	11.27
Institutional Service Class Shares
Year Ended October 31, 2015	10.20	0.39	(0.72)	(0.33)	(0.05)	–	(0.08)	(0.13)	–	9.74
Year Ended October 31, 2014	10.43	0.35	(0.10)	0.25	(0.15)	(0.33)	–	(0.48)	–	10.20
Year Ended October 31, 2013	11.27	0.34	(0.86)	(0.52)	(0.25)	(0.07)	–	(0.32)	–	10.43
Year Ended October 31, 2012	10.99	0.35	0.38	0.73	(0.45)	–	–	(0.45)	–	11.27
Year Ended October 31, 2011	11.44	0.39	0.03	0.42	(0.87)	–	–	(0.87)	–	10.99
Institutional Class Shares
Year Ended October 31, 2015	10.22	0.40	(0.70)	(0.30)	(0.08)	–	(0.08)	(0.16)	–	9.76
Year Ended October 31, 2014	10.45	0.38	(0.12)	0.26	(0.16)	(0.33)	–	(0.49)	–	10.22
Year Ended October 31, 2013	11.27	0.36	(0.84)	(0.48)	(0.27)	(0.07)	–	(0.34)	–	10.45
Year Ended October 31, 2012	11.00	0.38	0.36	0.74	(0.47)	–	–	(0.47)	–	11.27
Year Ended October 31, 2011	11.44	0.42	0.03	0.45	(0.89)	–	–	(0.89)	–	11.00

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

64

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Asia Bond Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements) to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)		Portfolio Turnover (e)

(3.16%)		$774	0.96%	3.91%	1.09	%(f)	93.16%
2.41%		824	0.95%	3.52%	1.05%		57.03%
(4.64%)		1,807	0.95%	3.18%	1.03%		77.93%
4.87%		1,275	0.92%	3.14%	0.99%		62.96%

(3.97	%)(h)	606	1.71%	3.19%	1.84	%(f)	93.16%
1.76	%(h)	598	1.70%	2.77%	1.80%		57.03%
(5.46	%)(h)	637	1.70%	2.39%	1.78%		77.93%
4.44%		393	1.67%	2.31%	1.74%		62.96%

(3.40%)		10	1.20%	3.69%	1.33	%(f)	93.16%
2.14%		10	1.20%	3.25%	1.31%		57.03%
(5.04%)		10	1.20%	2.84%	1.28%		77.93%
4.76%		11	1.17%	2.97%	1.24%		62.96%

(3.21%)		11,087	0.96%	3.92%	1.09	%(f)	93.16%
2.54	%(h)	11,377	0.94%	3.52%	1.04%		57.03%
(4.74%)		11,083	0.95%	3.09%	1.03%		77.93%
6.93%		12,449	0.93%	3.21%	0.97%		62.96%
3.75%		9,059	0.91%	3.57%	0.92%		71.15%

(2.99%)		73,900	0.70%	3.99%	0.83	%(f)	93.16%
2.72%		224,989	0.70%	3.77%	0.80%		57.03%
(4.40	%)(h)	232,639	0.70%	3.27%	0.78%		77.93%
7.07	%(h)	467,668	0.69%	3.46%	0.72%		62.96%
3.97%		646,246	0.66%	3.84%	0.67%		71.15%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	Includes interest expense that amounts to less than 0.01%.
(g)	For the period from February 28, 2012 (commencement of operations) through October 31, 2012.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2015 Annual Report

65

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$9.73	$0.49	$(1.11)	$(0.62)	$(0.34)	$(0.34)	$8.77
Year Ended October 31, 2014	9.54	0.42	0.11	0.53	(0.34)	(0.34)	9.73
Year Ended October 31, 2013	10.00	0.35	(0.59)	(0.24)	(0.22)	(0.22)	9.54
Class C Shares
Year Ended October 31, 2015	9.72	0.38	(1.05)	(0.67)	(0.29)	(0.29)	8.76
Year Ended October 31, 2014	9.53	0.34	0.11	0.45	(0.26)	(0.26)	9.72
Year Ended October 31, 2013	10.00	0.27	(0.59)	(0.32)	(0.15)	(0.15)	9.53
Class R Shares
Year Ended October 31, 2015	9.73	0.46	(1.10)	(0.64)	(0.32)	(0.32)	8.77
Year Ended October 31, 2014	9.54	0.39	0.11	0.50	(0.31)	(0.31)	9.73
Year Ended October 31, 2013	10.00	0.32	(0.58)	(0.26)	(0.20)	(0.20)	9.54
Institutional Service Class Shares
Year Ended October 31, 2015	9.74	0.51	(1.11)	(0.60)	(0.36)	(0.36)	8.78
Year Ended October 31, 2014	9.55	0.44	0.11	0.55	(0.36)	(0.36)	9.74
Year Ended October 31, 2013	10.00	0.37	(0.58)	(0.21)	(0.24)	(0.24)	9.55
Institutional Class Shares
Year Ended October 31, 2015	9.73	0.52	(1.12)	(0.60)	(0.36)	(0.36)	8.77
Year Ended October 31, 2014	9.54	0.47	0.08	0.55	(0.36)	(0.36)	9.73
Year Ended October 31, 2013	10.00	0.37	(0.59)	(0.22)	(0.24)	(0.24)	9.54

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

66

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements) to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)		Portfolio Turnover (d)

(6.41%)		$10	1.17%	5.39%	1.65	%(e)	64.60%
5.64%		10	1.15%	4.35%	1.85%		60.31%
(2.43%)		10	1.15%	3.58%	2.57%		55.26%

(6.98%)		650	1.90%	4.29%	2.38	%(e)	64.60%
4.83	%(f)	10	1.89%	3.60%	2.60%		60.31%
(3.20	%)(f)	10	1.90%	2.83%	3.32%		55.26%

(6.60%)		10	1.40%	5.09%	1.88	%(e)	64.60%
5.37%		10	1.40%	4.10%	2.10%		60.31%
(2.66%)		10	1.40%	3.34%	2.82%		55.26%

(6.22	%)(f)	10	0.90%	5.62%	1.38	%(e)	64.60%
5.80	%(f)	10	0.90%	4.60%	1.60%		60.31%
(2.11	%)(f)	10	0.90%	3.83%	2.32%		55.26%

(6.23%)		27,471	0.90%	5.71%	1.38	%(e)	64.60%
5.91%		31,173	0.90%	4.79%	1.60%		60.31%
(2.21%)		9,742	0.90%	3.81%	2.32%		55.26%

(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	Includes interest expense that amounts to less than 0.01%.
(f)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2015 Annual Report

67

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Local Currency Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$8.73	$0.50	$(2.21)	$(1.71)	$–	$–	$–	$–	$7.02
Year Ended October 31, 2014	9.15	0.50	(0.82)	(0.32)	(0.10)	–	–	(0.10)	8.73
Year Ended October 31, 2013	9.65	0.44	(0.79)	(0.35)	(0.15)	–	–	(0.15)	9.15
Year Ended October 31, 2012	9.30	0.49	0.15	0.64	(0.05)	(0.10)	(0.14)	(0.29)	9.65
Period Ended October 31, 2011(g)	10.00	0.21	(0.77)	(0.56)	(0.07)	(0.03)	(0.04)	(0.14)	9.30
Class C Shares
Year Ended October 31, 2015	8.63	0.48	(2.20)	(1.72)	–	–	–	–	6.91
Year Ended October 31, 2014	9.11	0.44	(0.83)	(0.39)	(0.09)	–	–	(0.09)	8.63
Year Ended October 31, 2013	9.63	0.37	(0.78)	(0.41)	(0.11)	–	–	(0.11)	9.11
Year Ended October 31, 2012	9.28	0.42	0.14	0.56	(0.01)	(0.10)	(0.10)	(0.21)	9.63
Period Ended October 31, 2011(g)	10.00	0.18	(0.77)	(0.59)	(0.06)	(0.03)	(0.04)	(0.13)	9.28
Class R Shares
Year Ended October 31, 2015	8.67	0.52	(2.23)	(1.71)	–	–	–	–	6.96
Year Ended October 31, 2014	9.13	0.47	(0.84)	(0.37)	(0.09)	–	–	(0.09)	8.67
Year Ended October 31, 2013	9.64	0.40	(0.78)	(0.38)	(0.13)	–	–	(0.13)	9.13
Year Ended October 31, 2012	9.30	0.44	0.18	0.62	(0.04)	(0.10)	(0.14)	(0.28)	9.64
Period Ended October 31, 2011(g)	10.00	0.20	(0.77)	(0.57)	(0.06)	(0.03)	(0.04)	(0.13)	9.30
Institutional Service Class Shares
Year Ended October 31, 2015	8.75	0.59	(2.27)	(1.68)	–	–	–	–	7.07
Year Ended October 31, 2014	9.17	0.53	(0.84)	(0.31)	(0.11)	–	–	(0.11)	8.75
Year Ended October 31, 2013	9.65	0.47	(0.79)	(0.32)	(0.16)	–	–	(0.16)	9.17
Year Ended October 31, 2012	9.30	0.51	0.15	0.66	(0.06)	(0.10)	(0.15)	(0.31)	9.65
Period Ended October 31, 2011(g)	10.00	0.22	(0.77)	(0.55)	(0.08)	(0.03)	(0.04)	(0.15)	9.30
Institutional Class Shares
Year Ended October 31, 2015	8.75	0.55	(2.22)	(1.67)	–	–	–	–	7.08
Year Ended October 31, 2014	9.17	0.53	(0.84)	(0.31)	(0.11)	–	–	(0.11)	8.75
Year Ended October 31, 2013	9.65	0.47	(0.79)	(0.32)	(0.16)	–	–	(0.16)	9.17
Year Ended October 31, 2012	9.31	0.51	0.14	0.65	(0.06)	(0.10)	(0.15)	(0.31)	9.65
Period Ended October 31, 2011(g)	10.00	0.23	(0.77)	(0.54)	(0.08)	(0.03)	(0.04)	(0.15)	9.31

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

68

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Emerging Markets Debt Local Currency Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements) to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

(19.59%)		$110	1.32%	6.44%	2.31%	58.38%
(3.53%)		148	1.19%	5.70%	1.65%	46.26%
(3.77%)		678	1.22%	4.61%	1.63%	86.05%
7.05%		528	1.17%	5.25%	2.10%	74.49%
(5.60%)		76	1.15%	4.50%	2.07%	34.36%

(19.93%)		126	1.91%	6.30%	2.90%	58.38%
(4.28%)		204	1.90%	5.03%	2.37%	46.26%
(4.38%)		331	1.90%	3.88%	2.31%	86.05%
6.13%		274	1.90%	4.49%	2.83%	74.49%
(5.94%)		344	1.90%	3.80%	2.80%	34.36%

(19.72%)		1,371	1.64%	6.69%	2.63%	58.38%
(4.04%)		2,443	1.65%	5.34%	2.11%	46.26%
(4.06%)		2,521	1.63%	4.26%	2.04%	86.05%
6.79%		1,292	1.65%	4.67%	2.58%	74.49%
(5.73%)		9	1.40%	4.11%	2.33%	34.36%

(19.20%)		8	0.91%	7.55%	1.90%	58.38%
(3.36%)		9	0.90%	6.00%	1.37%	46.26%
(3.39%)		10	0.90%	4.87%	1.31%	86.05%
7.26%		10	0.90%	5.49%	1.83%	74.49%
(5.54%)		9	0.90%	4.60%	1.83%	34.36%

(19.09	%)(h)	8,974	0.91%	6.98%	1.90%	58.38%
(3.36	%)(h)	28,229	0.90%	6.01%	1.37%	46.26%
(3.39	%)(h)	48,763	0.90%	4.91%	1.31%	86.05%
7.15	%(h)	28,411	0.90%	5.49%	1.83%	74.49%
(5.54%)		30,325	0.90%	4.67%	1.82%	34.36%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from May 2, 2011 (commencement of operations) through October 31, 2011.
(h)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2015 Annual Report

69

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Investment Activities	Net Investment Income	Total Distributions	Redemption Fees	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$10.12	$0.22	$(0.84)	$(0.62)	$(0.09)	$(0.09)	$–	$9.41
Year Ended October 31, 2014	10.37	0.24	(0.23)	0.01	(0.26)	(0.26)	–	10.12
Year Ended October 31, 2013	10.61	0.14	(0.38)	(0.24)	–	–	–	10.37
Year Ended October 31, 2012	10.50	0.17	0.19	0.36	(0.25)	(0.25)	–	10.61
Year Ended October 31, 2011	10.89	0.22	(0.10)	0.12	(0.51)	(0.51)	–	10.50
Class C Shares
Year Ended October 31, 2015	10.07	0.14	(0.83)	(0.69)	(0.08)	(0.08)	–	9.30
Year Ended October 31, 2014	10.23	0.16	(0.23)	(0.07)	(0.09)	(0.09)	–	10.07
Year Ended October 31, 2013	10.55	0.06	(0.38)	(0.32)	–	–	–	10.23
Year Ended October 31, 2012	10.44	0.09	0.21	0.30	(0.19)	(0.19)	–	10.55
Year Ended October 31, 2011	10.84	0.14	(0.10)	0.04	(0.44)	(0.44)	–	10.44
Institutional Service Class Shares
Year Ended October 31, 2015	10.12	0.22	(0.83)	(0.61)	(0.09)	(0.09)	–	9.42
Year Ended October 31, 2014	10.39	0.25	(0.24)	0.01	(0.28)	(0.28)	–	10.12
Year Ended October 31, 2013	10.62	0.15	(0.38)	(0.23)	–	–	–	10.39
Year Ended October 31, 2012	10.51	0.18	0.19	0.37	(0.26)	(0.26)	–	10.62
Year Ended October 31, 2011	10.90	0.24	(0.09)	0.15	(0.54)	(0.54)	–	10.51
Institutional Class Shares
Year Ended October 31, 2015	10.15	0.25	(0.84)	(0.59)	(0.10)	(0.10)	–	9.46
Year Ended October 31, 2014	10.43	0.27	(0.24)	0.03	(0.31)	(0.31)	–	10.15
Year Ended October 31, 2013	10.64	0.17	(0.38)	(0.21)	–	–	–	10.43
Year Ended October 31, 2012	10.52	0.17	0.23	0.40	(0.28)	(0.28)	–	10.64
Year Ended October 31, 2011	10.91	0.25	(0.10)	0.15	(0.54)	(0.54)	–	10.52

(a)	Net investment income (loss) is based on average shares outstanding during the period.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

70

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Global Fixed Income Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements) to Average Net Assets	Ratio of Net Investment Income to Average Net Assets	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)	Portfolio Turnover (d)

(6.13	%)(e)	$826	1.11%	2.26%	2.06%	173.93%
0.05	%(e)	1,183	1.10%	2.27%	1.71%	183.14%
(2.26%)		1,888	1.16%	1.32%	1.64%	208.61%
3.56%		2,781	1.21%	1.61%	1.51%	135.98%
1.34%		3,172	1.22%	2.13%	1.38%	199.69%

(6.86%)		251	1.85%	1.51%	2.80%	173.93%
(0.70%)		378	1.85%	1.54%	2.46%	183.14%
(3.03%)		518	1.89%	0.59%	2.37%	208.61%
2.90%		967	1.95%	0.86%	2.25%	135.98%
0.51%		1,060	1.95%	1.38%	2.11%	199.69%

(6.02%)		12,761	1.03%	2.33%	1.98%	173.93%
0.07%		16,724	1.01%	2.39%	1.62%	183.14%
(2.17%)		19,547	1.05%	1.44%	1.53%	208.61%
3.64%		25,168	1.13%	1.69%	1.42%	135.98%
1.58%		31,156	0.99%	2.33%	1.31%	199.69%

(5.88%)		1,419	0.85%	2.56%	1.80%	173.93%
0.25%		2,717	0.85%	2.63%	1.46%	183.14%
(1.97%)		1,556	0.87%	1.65%	1.37%	208.61%
3.93%		850	0.95%	1.68%	1.25%	135.98%
1.60%		38	0.95%	2.35%	1.11%	199.69%

(b)	Excludes sales charge.
(c)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(d)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(e)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.

2015 Annual Report

71

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Tax Return of Capital	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$10.38	$0.32	$(0.16)	$0.16	$(0.32)	$(0.03)	–	$(0.35)	$10.19
Year Ended October 31, 2014	10.24	0.32	0.29	0.61	(0.32)	(0.15)	–	(0.47)	10.38
Year Ended October 31, 2013	10.86	0.32	(0.53)	(0.21)	(0.32)	(0.09)	–	(0.41)	10.24
Year Ended October 31, 2012	10.32	0.34	0.55	0.89	(0.34)	(0.01)	–	(0.35)	10.86
Year Ended October 31, 2011	10.37	0.35	(0.03)	0.32	(0.35)	(0.02)	–	(0.37)	10.32
Class C Shares
Year Ended October 31, 2015	10.37	0.24	(0.16)	0.08	(0.24)	(0.03)	–	(0.27)	10.18
Year Ended October 31, 2014	10.23	0.24	0.29	0.53	(0.24)	(0.15)	–	(0.39)	10.37
Year Ended October 31, 2013	10.85	0.25	(0.54)	(0.29)	(0.24)	(0.09)	–	(0.33)	10.23
Year Ended October 31, 2012	10.31	0.26	0.55	0.81	(0.26)	(0.01)	–	(0.27)	10.85
Year Ended October 31, 2011	10.34	0.27	(0.01)	0.26	(0.27)	(0.02)	–	(0.29)	10.31
Class R Shares
Year Ended October 31, 2015	10.40	0.29	(0.17)	0.12	(0.29)	(0.03)	–	(0.32)	10.20
Year Ended October 31, 2014	10.25	0.30	0.30	0.60	(0.30)	(0.15)	–	(0.45)	10.40
Period Ended October 31, 2013(f)	10.72	0.20	(0.47)	(0.27)	(0.20)	–	–	(0.20)	10.25
Institutional Service Class Shares
Year Ended October 31, 2015	10.40	0.34	(0.17)	0.17	(0.34)	(0.03)	–	(0.37)	10.20
Year Ended October 31, 2014	10.25	0.35	0.30	0.65	(0.35)	(0.15)	–	(0.50)	10.40
Period Ended October 31, 2013(f)	10.72	0.23	(0.47)	(0.24)	(0.23)	–	–	(0.23)	10.25
Institutional Class Shares(g)
Year Ended October 31, 2015	10.40	0.34	(0.17)	0.17	(0.34)	(0.03)	–	(0.37)	10.20
Year Ended October 31, 2014	10.25	0.35	0.30	0.65	(0.35)	(0.15)	–	(0.50)	10.40
Year Ended October 31, 2013	10.87	0.35	(0.53)	(0.18)	(0.35)	(0.09)	–	(0.44)	10.25
Year Ended October 31, 2012	10.33	0.37	0.55	0.92	(0.37)	(0.01)	–	(0.38)	10.87
Year Ended October 31, 2011	10.37	0.37	(0.02)	0.35	(0.37)	(0.02)	–	(0.39)	10.33

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Annualized for periods less than one year.
(d)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

72

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Tax-Free Income Fund (concluded)

	Ratios/Supplemental Data
Total Return (b)	Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements) to Average Net Assets (c)	Ratio of Net Investment Income to Average Net Assets (c)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (c)(d)	Portfolio Turnover (e)

1.56%	$9,073	0.88%	3.09%	1.01%	4.85%
6.12%	9,379	0.87%	3.14%	1.00%	5.58%
(1.93%)	9,477	0.88%	3.07%	0.98%	6.11%
8.74%	11,416	0.94%	3.18%	0.94%	13.27%
3.20%	10,200	0.94%	3.44%	0.94%	11.48%

0.82%	878	1.62%	2.37%	1.75%	4.85%
5.34%	643	1.62%	2.39%	1.75%	5.58%
(2.66%)	788	1.62%	2.31%	1.73%	6.11%
7.95%	2,410	1.68%	2.43%	1.68%	13.27%
2.64%	2,069	1.68%	2.69%	1.68%	11.48%

1.24%	10	1.12%	2.85%	1.25%	4.85%
5.96%	10	1.12%	2.89%	1.25%	5.58%
(2.53%)	10	1.12%	2.82%	1.27%	6.11%

1.74%	18	0.62%	3.35%	0.75%	4.85%
6.49%	17	0.62%	3.39%	0.75%	5.58%
(2.19%)	10	0.62%	3.32%	0.77%	6.11%

1.72%	83,140	0.62%	3.35%	0.75%	4.85%
6.49%	89,924	0.62%	3.38%	0.75%	5.58%
(1.67%)	93,692	0.62%	3.32%	0.72%	6.11%
9.02%	104,318	0.68%	3.43%	0.68%	13.27%
3.57%	102,304	0.68%	3.69%	0.68%	11.48%

(e)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(f)	For the period from February 25, 2013 (commencement of operations) through October 31, 2013.
(g)	Formerly Class D shares.

2015 Annual Report

73

Financial Highlights (continued)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra-Short Duration Bond Fund

		Investment Activities			Distributions
	Net Asset Value, Beginning of Period	Net Investment Income (a)	Net Realized and Unrealized Gains (Losses) on Invest- ments	Total from Invest- ment Activities	Net Invest- ment Income	Net Realized Gains	Total Distri- butions	Net Asset Value, End of Period
Class A Shares
Year Ended October 31, 2015	$9.95	$0.04	$(0.03)	$0.01	$(0.04)	$–	$(0.04)	$9.92
Year Ended October 31, 2014	9.98	0.03	(0.01)	0.02	(0.03)	(0.02)	(0.05)	9.95
Year Ended October 31, 2013	10.09	0.04	(0.03)	0.01	(0.04)	(0.08)	(0.12)	9.98
Period Ended October 31, 2012(g)	10.00	0.05	0.09	0.14	(0.04)	(0.01)	(0.05)	10.09
Institutional Service Class Shares
Year Ended October 31, 2015	9.92	0.06	(0.03)	0.03	(0.06)	–	(0.06)	9.89
Year Ended October 31, 2014	9.97	0.05	(0.02)	0.03	(0.06)	(0.02)	(0.08)	9.92
Year Ended October 31, 2013	10.07	0.07	(0.02)	0.05	(0.07)	(0.08)	(0.15)	9.97
Period Ended October 31, 2012(h)	10.00	0.06	0.07	0.13	(0.06)	–	(0.06)	10.07
Institutional Class Shares
Year Ended October 31, 2015	9.92	0.06	(0.03)	0.03	(0.06)	–	(0.06)	9.89
Year Ended October 31, 2014	9.97	0.05	(0.02)	0.03	(0.06)	(0.02)	(0.08)	9.92
Year Ended October 31, 2013	10.08	0.07	(0.03)	0.04	(0.07)	(0.08)	(0.15)	9.97
Year Ended October 31, 2012	10.00	0.07	0.09	0.16	(0.07)	(0.01)	(0.08)	10.08
Period Ended October 31, 2011(j)	10.00	0.05	(0.01)	0.04	(0.04)	–	(0.04)	10.00

(a)	Net investment income (loss) is based on average shares outstanding during the period.
(b)	Excludes sales charge.
(c)	Not annualized for periods less than one year.
(d)	Annualized for periods less than one year.

Amounts listed as “–” are $0 or round to $0.

See accompanying Notes to Financial Statements.

Annual Report 2015

74

Financial Highlights (concluded)

Selected Data for Each Share of Capital Outstanding Throughout the Periods Indicated

Aberdeen Ultra-Short Duration Bond Fund (concluded)

		Ratios/Supplemental Data
Total Return (b)(c)		Net Assets at End of Period (000’s)	Ratio of Expenses (Net of Reimbursements) to Average Net Assets (d)	Ratio of Net Investment Income to Average Net Assets (d)	Ratio of Expenses (Prior to Reimbursements) to Average Net Assets (d)(e)	Portfolio Turnover (f)

0.06%		$414	0.58%	0.38%	2.05%	59.11%
0.22%		110	0.65%	0.30%	1.38%	81.59%
0.16%		466	0.65%	0.44%	1.25%	93.60%
1.40%		374	0.65%	0.51%	1.05%	166.04%

0.31%		18	0.33%	0.61%	1.75%	59.11%
0.27%		19	0.40%	0.55%	1.13%	81.59%
0.51%		26	0.40%	0.71%	1.00%	93.60%
1.28	%(i)	26	0.40%	0.75%	0.80%	166.04%

0.31%		7,565	0.34%	0.61%	1.75%	59.11%
0.27%		10,130	0.40%	0.54%	1.13%	81.59%
0.41	%(i)	13,509	0.40%	0.69%	1.00%	93.60%
1.60	%(i)	17,927	0.40%	0.72%	0.80%	166.04%
0.54%		35,173	0.40%	0.52%	0.74%	166.41%

(e)	During the period, certain fees were waived and/or reimbursed. If such waivers/reimbursements had not occurred, the ratios would have been as indicated.
(f)	Portfolio turnover is calculated on the basis of the Fund as a whole without distinguishing among the classes of shares.
(g)	For the period from November 22, 2011 (commencement of operations) through October 31, 2012.
(h)	For the period from January 20, 2012 (commencement of operations) through October 31, 2012.
(i)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(j)	For the period from November 30, 2010 (commencement of operations) to October 31, 2011.

2015 Annual Report

75

Notes to Financial Statements

October 31, 2015

1. Organization

Aberdeen Funds (the “Trust”) was organized as a statutory trust under the laws of the state of Delaware by a Certificate of Trust filed on September 27, 2007 and is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. As of October 31, 2015, the Trust had authorized an unlimited number of shares of beneficial interest (“shares”) without par value. As of October 31, 2015, the Trust operated twenty-four (24) separate series, or mutual funds, each with its own investment objective(s) and strategies. This report contains the financial statements and financial highlights of the six (6) funds listed below (each a “Fund”; collectively, the “Funds”):

–	Aberdeen Asia Bond Fund (“Asia Bond Fund”)
–	Aberdeen Emerging Markets Debt Fund (“Emerging Markets Debt Fund”)
–	Aberdeen Emerging Markets Debt Local Currency Fund (“Emerging Markets Debt Local Currency Fund”)
–	Aberdeen Global Fixed Income Fund (“Global Fixed Income Fund”)
–	Aberdeen Tax-Free Income Fund (“Tax-Free Income Fund”)
–	Aberdeen Ultra-Short Duration Bond Fund (“Ultra-Short Duration Bond Fund”)

The Board of Trustees of the Trust (“the Board”) approved a Plan of Liquidation for the Aberdeen Core Fixed Income Fund pursuant to which the Fund was liquidated on February 12, 2015 (the “Liquidation”). Shareholder approval of the Liquidation was not required.

The Board approved a Plan of Liquidation for the Aberdeen High Yield Fund pursuant to which the Fund was liquidated on October 22, 2015 (the “High Yield Liquidation”). Shareholder approval of the High Yield Liquidation was not required.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements. The policies conform to accounting principles generally accepted in the United States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Funds are maintained in U.S. Dollars.

a.	Security Valuation

The Funds value their securities at current market value or fair value, consistent with regulatory requirements. “Fair value” is defined in the Trust’s Valuation and Liquidity Procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider approved by the Board. Pricing services generally price debt securities assuming orderly transactions of an institutional “round lot” size, but some trades occur in smaller, “odd lot” sizes which may be effected at lower prices than institutional round lot trades. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation for fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at last bid if no settlement price is available. Interest rate swaps agreements are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Futures contracts are valued at the settlement price or at the last bid price if no settlement price is available. Interest rate swaps are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the close of regular trading on the New York Stock Exchange), the security is valued at fair

Annual Report 2015

76

Notes to Financial Statements (continued)

October 31, 2015

value as determined by a pricing committee (“Pricing Committee”), taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Funds disclose the fair value of their investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for similar assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement.

The three-level hierarchy of inputs is summarized below:

•	Level 1- quoted prices in active markets for similar investments;
•	Level 2- other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or
•	Level 3- significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs
Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.
Forward foreign currency contracts	Forward exchange rate quotations.
Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of October 31, 2015 in valuing the Funds’ investments at fair value. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

Please refer to the Statements of Investments for a detailed breakout of the security types:

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Asia Bond Fund
Investments in Securities
Corporate Bonds	–	43,468,923	–	43,468,923
Government Bonds	–	25,365,724	–	25,365,724
Government Agencies	–	9,660,927	–	9,660,927
Repurchase Agreement	–	4,640,000	–	4,640,000
Other Financial Instruments
Assets
Futures Contracts	26,940	–	–	26,940
Forward Foreign Currency Exchange Contracts	–	1,735,459	–	1,735,459
Liabilities
Futures Contracts	(54,293)	–	–	(54,293)
Forward Foreign Currency Exchange Contracts	–	(2,345,776)	–	(2,345,776)

	(27,353)	82,525,257	–	82,497,904

2015 Annual Report

77

Notes to Financial Statements (continued)

October 31, 2015

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Emerging Markets Debt Fund
Investments in Securities
Corporate Bonds	–	3,023,215	–	3,023,215
Government Bonds	–	18,941,519	–	18,941,519
Government Agencies	–	4,847,268	–	4,847,268
Repurchase Agreement	–	880,000	–	880,000
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	103,680	–	103,680
Liabilities
Forward Foreign Currency Exchange Contracts	–	(39,266)	–	(39,266)

	–	27,756,416	–	27,756,416

Emerging Markets Debt Local Currency Fund
Investments in Securities
Corporate Bonds	–	748,784	–	748,784
Government Bonds	–	7,962,132	–	7,962,132
Government Agencies	–	1,398,802	–	1,398,802
Repurchase Agreement	–	530,000	–	530,000
Other Financial Instruments
Assets
Forward Foreign Currency Exchange Contracts	–	28,695	–	28,695
Liabilities
Forward Foreign Currency Exchange Contracts	–	(57,281)	–	(57,281)

	–	10,611,132	–	10,611,132

Global Fixed Income Fund
Investments in Securities
Asset-Backed Securities	–	63,600	–	63,600
Commercial Mortgage-Backed Securities	–	796,463	–	796,463
Residential Mortgage-Backed Securities	–	949,668	–	949,668
Corporate Bonds	–	5,474,825	–	5,474,825
Municipal Bonds	–	123,916	–	123,916
Government Bonds	–	4,880,659	–	4,880,659
U.S. Treasuries	–	2,341,242	–	2,341,242
Repurchase Agreement	–	204,000	–	204,000

Annual Report 2015

78

Notes to Financial Statements (continued)

October 31, 2015

Investments, at Value	LEVEL 1–Quoted Prices ($)	LEVEL 2–Other Significant Observable Inputs ($)	LEVEL 3–Significant Unobservable Inputs ($)	Total ($)
Global Fixed Income Fund (continued)
Other Financial Instruments
Assets
Futures Contracts	22,119	–	–	22,119
Forward Foreign Currency Exchange Contracts	–	42,442	–	42,442
Liabilities
Futures Contracts	(11,772)	–	–	(11,772)
Forward Foreign Currency Exchange Contracts	–	(47,466)	–	(47,466)

	10,347	14,829,349	–	14,839,696

Tax-Free Income Fund
Investments in Securities
Municipal Bonds	–	90,580,097	–	90,580,097
Repurchase Agreement	–	1,446,000	–	1,446,000

	–	92,026,097	–	92,026,097

Ultra-Short Duration Bond Fund
Investments in Securities
Asset-Backed Securities	–	7,469	–	7,469
Corporate Bonds	–	6,306,672	–	6,306,672
U.S. Agencies	–	950,955	–	950,955
U.S. Treasuries	–	650,258	–	650,258
Other Financial Instruments
Assets
Futures Contracts	1,024	–	–	1,024

	1,024	7,915,354	–	7,916,378

Amounts listed as “–” are $0 or round to $0.

For movements between the Levels within the fair value hierarchy, the Funds have adopted a policy of recognizing transfers at the end of each period. During the year ended October 31, 2015, there were no transfers between Levels.

For the fiscal year ended October 31, 2015, there were no significant changes to the fair valuation methodologies.

b.	Repurchase Agreements

The Funds may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is each Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by a Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Funds may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on individual repurchase agreements, see the Statements of Investments.

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Notes to Financial Statements (continued)

October 31, 2015

c.	Restricted Securities

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Funds may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended. Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Funds, but resale of such securities in the U.S. is permitted only in limited circumstances.

d.	Foreign Currency Translation

Foreign currency amounts are translated into U.S. Dollars at the current rate of exchange as of the “Valuation Time” to determine the value of investments, assets and liabilities. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time). Purchases and sales of securities, and income and expenses are translated at the prevailing rate of exchange on the respective date of these transactions. The Funds do not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from fluctuations arising from changes in market prices of securities held. These fluctuations are included with the net realized and unrealized gain or loss from investments and foreign currencies within the Statements of Operations.

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service.

e.	Derivative Financial Instruments

The Funds are authorized to use derivatives to manage currency risk, credit risk, and interest rate risk and to replicate, or use as a substitute for, physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage a Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to market daily and the change in market value is recorded by a Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, a Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statements of Operations. During the year, the Funds used forward contracts for the purposes of efficient portfolio management and managing active currency risk relative to the benchmark, the latter of which involves both hedging currency risk and adding currency risk in excess of underlying bond positions.

While a Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. A Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while a Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for a Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between a Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent a Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risk that the counterparties to such contracts may default on their obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive a Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force a Fund to cover its purchase or sale commitments, if any, at the market price at the time of the default.

Futures Contracts

Certain Funds may invest in financial futures contracts (“futures contracts”) for the purpose of hedging their existing portfolio securities, or securities that a Fund intends to purchase, against fluctuations in value caused by changes in prevailing market interest rates or prices. Futures contracts may also be entered into for non-hedging purposes; however, in those instances, the aggregate initial margin and premiums required to establish a Fund’s positions may not exceed 5% of a Fund’s net asset value after taking into account unrealized profits and unrealized losses on any such contract into which it has entered.

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Notes to Financial Statements (continued)

October 31, 2015

Upon entering into a futures contract, a Fund is required to pledge to the broker an amount of cash and/or other assets equal to a certain percentage of the contract amount. This payment is known as “initial margin”. Subsequent payments, known as “variation margin,” are calculated each day, depending on the daily fluctuations in the fair value/market value of the underlying assets. An unrealized gain/(loss) equal to the variation margin is recognized on a daily basis. When the contract expires or is closed, the gain/(loss) is realized and is presented in the Statements of Operations as a net realized gain/(loss) on futures contracts. Futures contracts are valued daily at their last quoted sale price on the exchange on which they are traded.

A “sale” of a futures contract means a contractual obligation to deliver the securities or foreign currency called for by the contract at a fixed price at a specified time in the future. A “purchase” of a futures contract means a contractual obligation to acquire the securities or foreign currency at a fixed price at a specified time in the future.

During the year, futures contracts were used to manage interest rate risk and raise the efficiency of one or more Funds. The Asia Bond Fund used futures contracts specifically to manage interest rate risk in Korea as well as to hedge duration risk with respect to the U.S. Dollar denominated Asian credit allocation.

There are significant risks associated with a Fund’s use of futures contracts, including the following: (1) the success of a hedging strategy may depend on the ability of a Fund’s investment adviser and/or sub-adviser to predict movements in the prices of individual securities, fluctuations in markets and movements in interest rates; (2) there may be an imperfect or no correlation between the movement in the price of futures contracts, interest rates and the value/market value of the securities held by a Fund; (3) there may not be a liquid secondary market for a futures contract; (4) trading restrictions or limitations may be imposed by an exchange; and (5) government regulations may restrict trading in futures contracts. In addition, should market conditions change unexpectedly, a Fund may not achieve the anticipated benefits of the futures contracts and may realize a loss.

Swaps

Certain Funds enter into swaps to efficiently gain or hedge interest rate or currency risk. A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. A Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with a Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by a Fund, and/or the termination value at the end of the contract. Therefore, a Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. A Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions.

Certain Funds are a party to International Swap and Derivatives Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by certain Funds and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement. To the extent a Fund engages in transactions under these agreements, it is subject to counterparty risk, which is described with respect to swaps both above and below.

Effective June 10, 2013, certain swaps, including interest rate swaps, must be cleared pursuant to U.S. Commodity Futures Trading Commission (“CFTC”) regulations. As a result, interest rate swaps, when entered into by the Trust, can no longer be traded over-the-counter and became subject to various regulations and rules of the CFTC. Entering into swap agreements involves, to varying degrees, elements of credit, market and interest risk in excess of the amounts reported on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform and that there may be unfavorable changes in the value of the index or securities underlying the agreement. The Funds’ maximum risk of loss from counterparty risk related to swaps is the fair value of the contract. This risk is mitigated by having a master netting agreement between the Funds and the counterparties and by the posting of collateral by the counterparties to the Funds to cover the Funds’ exposure to the counterparty. A Fund must also segregate liquid assets to “cover” its obligations under the swap.

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Notes to Financial Statements (continued)

October 31, 2015

Credit Default Swaps

A credit default swap is a credit derivative contract between two counterparties. The buyer makes periodic payments to the seller, and in return receives protection if an underlying financial instrument defaults. A Fund might use credit default swap contracts to limit or to reduce risk exposure of the Fund to defaults of corporate and sovereign issues (i.e., to reduce risk when the Fund owns or has exposure to such issuers). A Fund also might use credit default swap contracts to create direct or synthetic short or long exposure to domestic or foreign corporate debt securities or certain sovereign debt securities to which the Fund is not otherwise exposed. As the seller in a credit default swap contract, a Fund would be required to pay the par (or other agreed-upon) value of a referenced debt obligation to the counterparty in the event of a default (or similar event) by a third party, such as a U.S. or foreign issuer, on the debt obligation. In return, a Fund would receive from the counterparty a periodic stream of payments over the term of the contract, provided that no event of default (or similar event) occurs. If no event of default (or similar event) occurs, a Fund would keep the stream of payments and would have no payment of obligations. As the seller in a credit default swap contract, a Fund effectively would add economic leverage to its portfolio because, in addition to its total net assets, a Fund would be subject to investment exposure on the notional amount of the swap. As the purchaser in a credit default swap contract, a Fund would function as the counterparty referenced in the preceding paragraph. This would involve the risk that the investment might expire worthless. It also would involve credit risk that the seller may fail to satisfy its payment obligations to a Fund in the event of a default (or similar event). As the purchaser in a credit default swap contract, a Fund’s investment would generate income only in the event of an actual default (or similar event) by the issuer of the underlying obligation.

During the year, there was no credit default swap activity.

Interest Rate Swaps

Certain Funds may invest in interest rate swap contracts. A Fund uses interest rate swap contracts to manage its exposure to interest rates. Interest rate swap contracts typically represent the exchange between a Fund and a counterparty of respective commitments to make variable rate and fixed rate payments with respect to a notional amount of principal. Swap contracts may have a term of one to ten years, but typically require periodic interim settlement in cash, at which time the specified value of the variable interest rate is reset for the next settlement period. During the period that the swap contract is open, the contract is marked-to-market as the net amount due to or from a Fund in accordance with the terms of the contract based on the closing level of the relevant index or security and interest accrual through the valuation date. Changes in the value of swap contracts are recorded as unrealized gains or losses. Periodic cash settlements on interest rate swaps are recorded as realized gains or losses.

During the year, there was no interest rate swap activity.

Summary of Derivative Instruments

Certain Funds may use derivatives for various purposes as noted above. The following is a summary of the location of fair value amounts of derivatives, not accounted for as hedging instruments, as of October 31, 2015:

Location on the Statement of Assets and Liabilities
Derivative Instrument Risk Type	Asset Derivatives	Liability Derivatives
Interest Rate Risk	Unrealized appreciation on futures contracts	Unrealized depreciation on futures contracts
	Variation margin receivable for futures contracts	Variation margin payable for futures contracts
Foreign Exchange Risk	Unrealized appreciation on forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts

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Notes to Financial Statements (continued)

October 31, 2015

The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of October 31, 2015:

	Asset Derivatives
Funds	Total Value at October 31, 2015	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Asia Bond Fund	$1,762,399	$1,735,459	$26,940
Emerging Markets Debt Fund	103,680	103,680	–
Emerging Markets Debt Local Currency Fund	28,695	28,695	–
Global Fixed Income Fund	64,561	42,442	22,119
Ultra-Short Duration Bond Fund	1,024	–	1,024

	Liabilities Derivatives
Funds	Total Value at October 31, 2015	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Asia Bond Fund	$2,400,069	$2,345,776	$54,293
Emerging Markets Debt Fund	39,266	39,266	–
Emerging Markets Debt Local Currency Fund	57,281	57,281	–
Global Fixed Income Fund	59,238	47,466	11,772

Certain funds have transactions that may be subject to enforceable master netting arrangements. A reconciliation of the gross amounts on the Statement of Assets and Liabilities to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

	Gross Amounts Not Offset in Statement of Assets & Liabilities
	Gross Amounts of Assets				Gross Amounts of Liabilities
Description	Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Asia Bond Fund
Forward foreign currency(2)
BNP Paribas	$955	$(955)	$–	$–	$10,473	$(955)	$–	$9,518
Credit Suisse	594,512	(344,232)	–	250,280	344,232	(344,232)	–	–
Deutsche Bank	–	–	–	–	24,991	–	–	24,991
Goldman Sachs	313,977	(162,543)	–	151,434	162,543	(162,543)	–	–
Royal Bank of Canada	39,087	(39,087)	–	–	135,270	(39,087)	–	96,183
Standard Chartered Bank	492	(492)	–	–	486,985	(492)	–	486,493
State Street	786,436	(786,436)	–	–	1,181,282	(786,436)	–	394,846

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instrument (forwards) which are not subject to master netting arrangement, across Funds, or other another similar arrangement.
(3)	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

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Notes to Financial Statements (continued)

October 31, 2015

	Gross Amounts Not Offset in Statement of Assets & Liabilities
	Gross Amounts of Assets				Gross Amounts of Liabilities
Description	Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Emerging Markets Debt Fund
Forward foreign currency(2)
Barclays Bank	$–	$–	$–	$–	$6,742	$–	$–	$6,742
Citibank	1,360	–	–	1,360	–	–	–	–
Deutsche Bank	6,364	(6,364)	–	–	21,978	(6,364)	–	15,614
Goldman Sachs	–	–	–	–	3,141	–	–	3,141
JPMorgan Chase	1,573	(1,573)	–	–	7,405	(1,573)	–	5,832
UBS	94,383	–	–	94,383	–	–	–	–

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instrument (forwards) which are not subject to master netting arrangement, across Funds, or other another similar arrangement.
(3)	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

	Gross Amounts Not Offset in Statement of Assets & Liabilities
	Gross Amounts of Assets				Gross Amounts of Liabilities
Description	Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Emerging Markets Debt Local Currency Fund
Forward foreign currency(2)
Barclays Bank	$13,508	$(1,619)	$–	$11,889	$1,619	$(1,619)	$–	$–
Citibank	1,996	(1,996)	–	–	3,030	(1,996)	–	1,034
Deutsche Bank	7,431	(7,431)	–	–	9,002	(7,431)	–	1,571
Goldman Sachs	–	–	–	–	25,383	–	–	25,383
JPMorgan Chase	2,167	(2,167)	–	–	4,893	(2,167)	–	2,726
UBS	3,593	(3,593)	–	–	13,354	(3,593)	–	9,761

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instrument (forwards) which are not subject to master netting arrangement, across Funds, or other another similar arrangement.
(3)	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

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Notes to Financial Statements (continued)

October 31, 2015

	Gross Amounts Not Offset in Statement of Assets & Liabilities
	Gross Amounts of Assets				Gross Amounts of Liabilities
Description	Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Global Fixed Income Fund
Forward foreign currency(2)
Barclays Bank	$181	$(181)	$–	$–	$13,092	$(181)	$–	$12,911
Citibank	2,541	(2,541)	–	–	4,918	(2,541)	–	2,377
Deutsche Bank	28,501	(4,320)	–	24,181	4,320	(4,320)	–	–
Goldman Sachs	316	(316)	–	–	2,593	(316)	–	2,277
JPMorgan Chase	8,446	(6,336)	–	2,110	6,336	(6,336)	–	–
Royal Bank Of Canada	1,769	(1,769)	–	–	5,155	(1,769)	–	3,386
UBS	688	(688)	–	–	11,052	(688)	–	10,364

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instrument (forwards) which are not subject to master netting arrangement, across Funds, or other another similar arrangement.
(3)	Net amounts represent the net receivables/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

The following is a summary of the location of realized gain/(loss) and net change in unrealized appreciation/(depreciation) on derivatives in the Statement of Operations for the year ended October 31, 2015:

Location on the Statement of Operations Derivative Instrument Risk Type
Interest Rate Risk	Realized gain/(loss) on future contracts transactions Net change in unrealized appreciation/(depreciation) on futures contracts
Foreign Exchange Risk	Realized gain/(loss) on foreign currency transactions Net change in unrealized appreciation/(depreciation) on foreign currency transactions

The following is a summary of the effect of derivative instruments on the Statement of Operations for the year ended October 31, 2015:

	Realized Gain or (Loss) on Derivatives Recognized in the Statement of Operations
Funds	Total	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Asia Bond Fund	$(3,857,968)	$(2,624,275)	$(1,233,693)
Emerging Markets Debt Fund	611,002	611,002	–
Emerging Markets Debt Local Currency Fund	(238,604)	(238,604)	–
Global Fixed Income Fund	(136,589)	79,978	(216,567)
Ultra-Short Duration Bond Fund	(5,980)	–	(5,980)

2015 Annual Report

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Notes to Financial Statements (continued)

October 31, 2015

	Change in Unrealized Appreciation (Depreciation) on Derivatives Recognized in the Statement of Operations
Funds	Total	Forward Foreign Exchange Contracts (Foreign Exchange Risk)	Futures Contracts (Interest Rate Risk)
Asia Bond Fund	$(825,270)	$(883,979)	$58,709
Emerging Markets Debt Fund	(21,951)	(21,951)	–
Emerging Markets Debt Local Currency Fund	13,897	13,897	–
Global Fixed Income Fund	72,436	38,857	33,579
Ultra-Short Duration Bond Fund	3,098	–	3,098

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the year ended October 31, 2015. The table below summarizes the weighted average values of derivatives holdings by the Funds during the year ended October 31, 2015:

Fund	Forward foreign exchange contracts (Average Notional Value)	Futures contracts (Average Notional Value)
Asia Bond Fund	$228,653,392	$(28,766,667)
Emerging Markets Debt Fund	5,169,998	–
Emerging Markets Debt Local Currency Fund	9,304,438	–
Global Fixed Income Fund	7,122,014	(697,906)
Ultra-Short Duration Bond Fund	–	(716,668)

f.	Credit-Linked Notes

The Asia Bond Fund invests in credit-linked securities, which are unstructured, unleveraged pass-through vehicles to an underlying security denominated in a local currency, used for the purposes of efficiently managing access to the market and interest rate risk. For instance, the Fund may invest in credit-linked securities as a cash management tool in order to gain exposure to a certain market and/or to remain fully invested when more traditional income producing securities are not available. Like an investment in a bond, investments in credit-linked securities represent the right to receive periodic income payments (in the form of distributions) and payment of principal at the end of the term of the security. However, these payments are conditioned on the issuer’s receipt of payments from, and the issuer’s potential obligations to, the counterparties to the derivative instruments and other securities in which the issuer invests. For instance, the issuer may sell one or more credit default swaps, under which the issuer would receive a stream of payments over the term of the swap agreements provided that no event of default has occurred with respect to the referenced debt obligation upon which the swap is based. If a default occurs, the stream of payments may stop and the issuer would be obligated to pay the counterparty the par value (or other agreed upon value) of the referenced debt obligation. This, in turn, would reduce the amount of income and principal that the Fund would receive. A Fund’s investments in these instruments are indirectly subject to the risks associated with derivative instruments, including, among others, credit risk, default or similar event risk, counterparty risk, interest rate risk, leverage risk and management risk. It is also expected that the securities will be exempt from registration under the 1933 Act. Accordingly, there may be no established trading market for the securities and they may constitute illiquid investments. For the year ended October 31, 2015, none of the funds held credit-linked notes.

g.	Mortgage Dollar Rolls

Certain Funds may invest in mortgage dollar rolls. Mortgage dollar rolls are arrangements in which a Fund would sell mortgage-backed securities for delivery in the current month and simultaneously contract to purchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the mortgage-backed securities. The Fund could potentially receive gains on the difference between the current sales price and the lower price for the future purchase as well as any interest earned on the proceeds of the initial sale. At the time the Fund enters into a mortgage dollar roll, it would set aside permissible liquid assets in a segregated account to secure its obligation for the forward commitment to buy mortgage-backed securities. Depending on whether the segregated assets are cash equivalent or some other type of security, entering into mortgage dollar rolls may subject the Fund to additional interest rate sensitivity. For accounting purposes, any gain or loss is considered unrealized until the roll reaches completion. Mortgage dollar roll investments entail risks related to the potential inability of counterparties to complete the transaction, which may be heightened because of the delayed payment date. For the year ended October 31, 2015, none of the funds held mortgage dollar rolls.

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Notes to Financial Statements (continued)

October 31, 2015

h.	Security Transactions, Investment Income and Expenses

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Dividend income and corporate actions are recorded generally on the ex-date, except for certain dividends and corporate actions which may be recorded after the ex-date, as soon as the Fund acquires information regarding such dividends or corporate actions.

Interest income and expenses are recorded on an accrual basis. Expenses directly attributable to a Fund are charged to that Fund. Expenses not directly attributable to a Fund are allocated proportionately among the relevant Funds based on net assets of each. For each of the Funds, the method for allocating income, fund level expenses, and realized and unrealized gains or losses to a class is based on the total net asset value of that class’s shares in proportion to the total net assets of the relevant Fund. Expenses specific to a class (such as Rule 12b-1 and administrative services fees) are charged to that class.

i.	Distributions

Distributions from net investment income, if any, are declared and paid quarterly for the Asia Bond Fund, the Emerging Markets Debt Fund, the Emerging Markets Debt Local Currency Fund and the Global Fixed Income Fund. Distributions from net investment income are declared daily and paid monthly for the Tax-Free Income Fund and the Ultra-Short Duration Bond Fund. The Funds will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies and loss deferrals.

j.	Federal Income Taxes

Each Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Funds from all federal income taxes. Therefore, no federal income tax provision is required.

Management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Since tax authorities can examine previously filed tax returns, the Funds’ U.S. federal and state tax returns for each of the four fiscal years up to the most recent fiscal year ended October 31 are subject to such review.

3. Agreements and Transactions with Affiliates

a.	Investment Adviser

Under the Investment Advisory Agreement with the Trust, Aberdeen Asset Management Inc. (“Aberdeen” or the “Adviser”) manages the Funds in accordance with the policies and procedures established by the Board.

For services provided under the terms of the current Investment Advisory Agreement, each Fund pays the Adviser an annual management fee (as a percentage of its average daily net assets) paid monthly according to the following schedule:

Fund	Fee Schedule
Asia Bond Fund	On all assets	0.500%
Emerging Markets Debt Fund	Up to $500 million	0.750%
	On $500 million and more	0.700%
Emerging Markets Debt Local Currency Fund	Up to $500 million	0.800%
	On $500 million and more	0.750%
Global Fixed Income Fund	Up to $500 million	0.600%
	$500 million up to $1 billion	0.550%
	On $1 billion and more	0.500%
Tax-Free Income Fund	Up to $250 million	0.425%
	$250 million up to $1 billion	0.375%
	On $1 billion and more	0.355%
Ultra-Short Duration Bond Fund	On all assets	0.200%

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Notes to Financial Statements (continued)

October 31, 2015

The Adviser has engaged the services of affiliates Aberdeen Asset Management Asia Limited (“AAMAL”) and Aberdeen Asset Managers Limited (“AAML”) as subadvisers (the “Subadvisers”) pursuant to subadvisory agreements. The Subadvisers manage a portion of certain Funds’ investments and have the responsibility for making all investment decisions for the portion of a Fund’s assets they manage. Pursuant to the subadvisory agreements, the Adviser pays fees to the Subadvisers, if any. For the year ended October 31, 2015, the Adviser paid the following amounts to the following Subadvisers:

Fund	Subadviser	Amount
Asia Bond Fund	AAMAL	$722,340
Emerging Markets Debt Fund	AAML	145,241
Emerging Markets Debt Local Currency Fund	AAML	96,164
Global Fixed Income Fund	AAML	70,953

The Trust and Aberdeen have entered into a written contract (“Expense Limitation Agreement”) limiting operating expenses for all classes of the Funds from exceeding the amounts listed below. This contractual limitation may not be terminated before February 29, 2016 without the approval of the Board of Trustees. This limit excludes certain expenses, including any taxes, interest, brokerage fees, short-sale dividend expenses, Acquired Fund Fees and Expenses, Rule 12b-1 fees, administrative services fees and extraordinary expenses.

Fund	Limit
Asia Bond Fund	0.70%
Emerging Markets Debt Fund	0.90%
Emerging Markets Debt Local Currency Fund	0.90%
Global Fixed Income Fund	0.85%
Tax-Free Income Fund	0.62%
Ultra-Short Duration Bond Fund	0.30%

Aberdeen may request and receive reimbursement from a Fund of the advisory fees waived and other expenses reimbursed pursuant to the Expense Limitation Agreement at a later date not to exceed three years from the fiscal year in which the corresponding reimbursement to the Funds was made.

However, no reimbursement will be made for fees waived unless:

(i) the total annual expense ratio of the class making such reimbursement is less than the limit set forth above; and

(ii) the payment of such reimbursement is approved by the Board on a quarterly basis (the “Reimbursement Requirements”).

If the Board approves any changes in the waiver terms or limitations, reimbursements are only permitted to the extent that the terms of the Expense Limitation Agreement in effect at the time of the waiver are met at the time that reimbursement is approved. Except as provided for in the Expense Limitation Agreement, reimbursement of amounts previously waived or assumed by Aberdeen is not permitted.

As of October 31, 2015, to the extent the Reimbursement Requirements are met, the cumulative potential reimbursements for each Fund, based on expenses reimbursed by Aberdeen would be:

Fund	Amount Fiscal Year 2013 (Expires 10/31/16)	Amount Fiscal Year 2014 (Expires 10/31/17)	Amount Fiscal Year 2015 (Expires 10/31/18)	Total*
Asia Bond Fund	$329,370	$205,651	$290,081	$825,102
Emerging Markets Debt Fund	141,054	141,808	144,411	427,273
Emerging Markets Debt Local Currency Fund	188,513	196,473	182,592	567,578
Global Fixed Income Fund	128,477	133,386	173,469	435,332
Tax-Free Income Fund	111,413	134,346	121,485	367,244
Ultra-Short Duration Bond Fund	93,213	98,801	122,286	314,300

*	Amounts reported are due to expire throughout the respective 3-year expiration period presented above.

Amounts listed as “–” are $0 or round to $0.

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October 31, 2015

In accordance with the Funds’ Expense Limitation Agreement and criteria, as described above, the Adviser did not recapture any expenses for which it previously reimbursed the Funds. Accordingly, at October 31, 2015, the Funds did not have liabilities payable to the Adviser for recapture of previously reimbursed expenses.

b.	Fund Administration

Under the terms of the Fund Administration Agreement, Aberdeen provides various administrative and accounting services, including daily valuation of the Funds’ shares, preparation of financial statements, tax returns, regulatory reports, and presentation of quarterly reports to the Board. For services provided pursuant to the Fund Administration Agreement, the Funds pay Aberdeen a combined annual fee of 0.08% based on the Trust’s average daily net assets. The fee is then allocated proportionately among all funds within the Trust (including the Funds) in relation to the average daily net assets of each fund. This asset-based fee is subject to an annual minimum fee based on the number of Funds served. Pursuant to a sub-administration agreement with Aberdeen, State Street Bank and Trust Company provides sub-administration services with respect to the Funds.

c.	Distributor and Shareholder Servicing

The Trust and Aberdeen Fund Distributors, LLC (the “Distributor” or “AFD”) are parties to the current Underwriting Agreement (the “Underwriting Agreement”) whereby the Distributor acts as principal underwriter for the Trust’s shares.

The Trust has adopted a Distribution Plan (the “Plan”) pursuant to Rule 12b-1 under the 1940 Act with respect to certain classes of shares. The Plan permits the Funds to compensate AFD, as the Funds’ Distributor, for expenses associated with the distribution of certain classes of shares of the Funds of the Trust. Although actual distribution expenses may be more or less, under the Plan, the Funds of the Trust pay the Distributor an annual fee of the following amounts:

Fund	Class A Shares	Class C Shares (a)	Class R Shares (a)
Asia Bond Fund	0.25%	1.00%	0.50%
Emerging Markets Debt Fund	0.25%	1.00%	0.50%
Emerging Markets Debt Local Currency Fund	0.25%	1.00%	0.50%
Global Fixed Income Fund	0.25%	1.00%	0.50%
Tax-Free Income Fund	0.25%	1.00%	0.50%
Ultra-Short Duration Bond Fund	0.25%	1.00%	0.50%

(a)	0.25% of which is service fees.

The Adviser or an affiliate of the Adviser may pay additional amounts from its own resources to dealers or other financial intermediaries, for aid in distribution or for aid in providing administrative services to shareholders.

Pursuant to the current Underwriting Agreement, the Distributor will also receive the proceeds of contingent deferred sales charges (“CDSCs”) of 1% imposed on certain redemptions of Class C (and up to 1% for certain Class A) shares.

In addition, the Distributor will re-allow to dealers 3.75% of sales charges on Class A shares of the Funds, which have a maximum front-end sales charge of 4.25%, and the Distributor or Adviser may compensate broker dealers or financial intermediaries for sales of Class C shares from its own resources at the rate of 1.00% on sales of Class C shares, which have a maximum CDSC of 1.00% (on the deferred sales charge assessed on sales within one year of purchase). For the year ended October 31, 2015, AFD retained commissions of $24,714 from front-end sales charges of Class A shares and $14 from CDSC fees from Class C (and certain Class A) shares of the Funds.

d.	Administrative Services

Under the terms of the current Administrative Services Plan, a series of the Trust is permitted to enter into Servicing Agreements with servicing organizations, such as broker-dealers, and financial institutions, which agree to provide certain administrative support services in connection with the Class A, Class R and Institutional Service Class shares of the series of the Trust (as applicable). These fees are based on

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October 31, 2015

an annual rate of up to 0.25% of the average daily net assets of Class A, Class R and Institutional Service Class shares of each of the Funds (as applicable). The amount of expenses incurred under the terms of the Administrative Services Plan during the year ended October 31, 2015 was as follows:

Fund	Amount
Asia Bond Fund	$29,356
Emerging Markets Debt Fund	2
Emerging Markets Debt Local Currency Fund	4,256
Global Fixed Income Fund	26,398
Tax-Free Income Fund	665
Ultra-Short Duration Bond Fund	–

Amounts listed as “–” are $0 or round to $0.

The Funds may pay and/or reimburse transfer agent out-of-pocket expenses to certain broker-dealers and financial intermediaries who provide administrative support services to beneficial shareholders on behalf of the Funds, subject to certain limitations approved by the Board. These fees may be in addition to the Rule 12b-1 fees and Administrative Services fees. Transfer agent out-of-pocket expenses generally include, but are not limited to, costs associated with recordkeeping, networking, sub-transfer agency or other administrative or shareholder services.

4. Short-Term Trading Fees

Prior to February 28, 2014, the Funds, except the Ultra-Short Duration Bond Fund, assessed a 2.00% redemption fee on all classes of shares that were sold or exchanged within a specified period following purchase (within 15 calendar days for the Emerging Markets Debt Fund and the Emerging Markets Debt Local Currency Fund, within 30 calendar days for the Asia Bond Fund and the Global Fixed Income Fund and within 7 calendar days for the Tax-Free Income Fund). The redemption fee, if any, was paid directly to the applicable Fund and was designed to offset brokerage commissions and other trading costs, market impact and other costs associated with short-term trading of Fund shares. For purposes of determining whether the redemption fee applied, the shares that were held the longest were redeemed first. This redemption fee was in addition to any CDSCs that were applicable at the time of sale. The redemption fee did not apply in certain circumstances, such as redemptions or exchanges of shares held in certain omnibus accounts or retirement plans that could not implement the redemption fee. The fee did not apply to shares purchased through reinvested dividends or capital gains.

For the year ended October 31, 2015, the Funds did not collect any redemption fees.

For the year ended October 31, 2014, the Funds had the following contributions to capital due to collection of redemption fees:

Fund	Class A Shares	Class C Shares	Class D Shares	Class R Shares	Institutional Service Class Shares	Institutional Class Shares
Asia Bond Fund	$1	$–	$–	$–	$3	$68
Emerging Markets Debt Fund	–	–	–	–	–	–
Emerging Markets Debt Local Currency Fund	–	–	–	–	–	–
Global Fixed Income Fund	1	–	–	–	10	1
Tax-Free Income Fund	–	–	–	–	–	–
Ultra-Short Duration Bond Fund	–	–	–	–	–	–

Amounts listed as “–” are $0 or round to $0.

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October 31, 2015

5. Investment Transactions

Purchases and sales of securities (excluding short-term securities) for the year ended October 31, 2015, were as follows:

Fund	Purchases	Sales
Asia Bond Fund	$186,202,480	$294,051,298
Emerging Markets Debt Fund	19,314,677	18,386,509
Emerging Markets Debt Local Currency Fund	10,480,185	25,209,715
Global Fixed Income Fund	30,459,029	33,662,766
Tax-Free Income Fund	4,572,798	13,746,745
Ultra-Short Duration Bond Fund	4,829,626	7,403,666

6. Portfolio Investment Risks

a.	Active Trading Risk

Certain Funds may engage in active and frequent trading of portfolio securities to achieve its investment objective. If a Fund does trade this way, it may incur increased costs, which can lower the actual return of the Fund.

b.	Asset-Backed Securities

Like traditional fixed income securities, the value of asset-backed securities typically increases when interest rates fall and decreases when interest rates rise. Certain asset-backed securities may also be subject to the risk of prepayment.

c.	Call and Redemption Risk

Some bonds allow the issuer to call a bond for redemption before it matures. If this happens, a Fund may be required to invest the proceeds in securities with lower yields.

d.	Corporate Bonds

Corporate bonds are debt instruments issued by domestic or foreign corporations or similar entities. Corporate bonds can decline in value in response to changes in the financial condition of the issuer and involve a risk of loss in case of issuer default or insolvency.

e.	Country/Regional Focus Risk

Significant exposure to a single country or geographical region involves increased currency, political, regulatory and other risks. Market swings in the targeted country or geographical region likely will have a greater effect on portfolio performance than they would in a more geographically diversified fund.

f.	Credit Risk

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions.

g.	Derivatives Risk (including Options, Futures, and Swaps)

Derivatives are speculative and may hurt a Fund’s performance. Derivatives present the risk of disproportionately increased losses and/or reduced opportunities for gains when the financial asset or measure to which the derivative is linked changes in unexpected ways. The potential benefits to be derived from a Fund’s options, futures and derivatives strategy are dependent upon the portfolio managers’ ability to discern pricing inefficiencies and predict trends in these markets, which decisions could prove to be inaccurate. This requires different skills and techniques than predicting changes in the price of individual debt securities, and there can be no assurance that the use of this strategy will be successful.

Speculative Exposure Risk – To the extent that a derivative or practice is not used as a hedge, the Fund is directly exposed to its risks. Gains or losses from speculative positions in a derivative may be much greater than the derivative’s original cost. For example, potential losses from writing uncovered call options and from speculative short sales are unlimited.

Hedged Exposure Risk – Losses generated by a derivative or practice used by the Fund for hedging purposes should be substantially offset by gains on the hedged investment. However, while hedging can reduce or eliminate losses, it can also reduce or eliminate gains.

Correlation Risk – The Fund is exposed to the risk that changes in the value of a hedging instrument will not match those of the investment being hedged.

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Counterparty Risk – Derivative transactions depend on the creditworthiness of the counterparty and the counterparty’s ability to fulfill its contractual obligations.

h.	Emerging Markets Risk

Certain Funds are subject to Emerging Markets Risk. This is a magnification of the risks that apply to foreign investments. These risks are greater for securities of companies in emerging market countries because the countries may have less stable governments, more volatile currencies and less established markets (see “Foreign Securities Risk” below).

i.	Extension Risk

Principal repayments may not occur as quickly as anticipated, causing the expected maturity of a security to increase. Rapidly rising interest rates may cause prepayments to occur more slowly than expected, thereby lengthening the maturity of the securities held by the Fund and making their prices more sensitive to rate changes and more volatile.

j.	Foreign Government Securities Risk

Debt securities issued by foreign governments are often supported by the full faith and credit of the foreign governments. These foreign governments may permit their subdivisions, agencies or instrumentalities to have the full faith and credit of the foreign governments. The issuer of foreign government securities may be unwilling or unable to pay interest or repay principal when due. A government entity’s willingness or ability to repay principal and interest due in a timely manner may be affected by a number of political, economic, financial and other factors. A Fund may have limited recourse to compel payment in the event of a default. Periods of economic uncertainty may result in the illiquidity and increased price volatility of a foreign government’s debt securities. A foreign government’s default on its debt securities may cause the value of securities held by a Fund to decline significantly.

k.	Foreign Securities Risk

Foreign securities may be more volatile, harder to price and less liquid than U.S. securities. Foreign investments also may involve risks relating to the impact of currency exchange rate fluctuations; such risks may impact a Fund more greatly to the extent a Fund does not hedge its currency risk, or hedging techniques used by the Adviser are unsuccessful.

Asian Risk. Parts of the Asian region may be subject to a greater degree of economic, political and social instability than is the case in the United States and Europe. Some Asian countries can be characterized as emerging markets or newly industrialized and may experience more volatile economic cycles than developed countries. The developing nature of securities markets in many countries in the Asian region may lead to a lack of liquidity while some countries have restricted the flow of money in and out of the country. Some countries in Asia have historically experienced political uncertainty, corruption, military intervention and social unrest. A Fund may be more volatile than a fund which is broadly diversified geographically.

China Risk. Concentrating investments in China and Hong Kong subjects a Fund to additional risks, and may make it significantly more volatile than geographically diverse mutual funds. Additional risks associated with investments in China and Hong Kong include exposure to currency fluctuations, less liquidity, expropriation, confiscatory taxation, nationalization, exchange control regulations (including currency blockage), trading halts, limitation on repatriation and differing legal standards.

l.	High-Yield Bonds and Other Lower-Rated Securities

A Fund’s investments in high-yield bonds (commonly referred to as “junk bonds”) and other lower-rated securities will subject the Fund to substantial risk of loss. Investments in high-yield bonds are speculative and issuers of these securities are generally considered to be less financially secure and less able to repay interest and principal than issuers of investment-grade securities. Prices of high-yield bonds tend to be very volatile. These securities are less liquid than investment-grade debt securities and may be difficult to price or sell, particularly in times of negative sentiment toward high-yield securities.

m.	Illiquid Securities Risk

Illiquid securities are assets which may not be sold or disposed of in the ordinary course of business within seven days at approximately the price at which a Fund has valued the investment on its books and may include such securities as those not registered under U.S. securities laws or securities that cannot be sold in public transactions. An inability to sell a portfolio position can adversely affect a Fund’s value or prevent the Fund from being able to take advantage of other investment opportunities. Over recent years, the capacity of dealers to make markets in fixed income securities has been outpaced by the growth in the size of the fixed income markets. Liquidity risk may be magnified in a rising interest rate environment or when investor redemptions from fixed income funds may be higher than normal, due to the increased supply in the market that would result from selling activity.

Each Fund employs proprietary procedures and tests using third-party and internal data inputs that seek to assess and manage the liquidity of its portfolio holdings. The Fund’s procedures and tests take into account relevant market, trading and other factors, and monitor whether liquidity assessments should be adjusted based on changed market conditions. These procedures and tests are designed to assist the Fund in

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Notes to Financial Statements (continued)

October 31, 2015

determining its ability to meet redemption requests in various market conditions. In light of the dynamic nature of markets, there can be no assurance that these procedures and tests will enable the Fund to ensure that it has sufficient liquidity to meet redemption requests.

n.	Impact of Large Redemptions and Purchases of Fund Shares

Occasionally, shareholders may make large redemptions or purchases of Fund shares, which may cause the Fund to have to sell securities or invest additional cash. These transactions may adversely affect the Fund’s performance and increase transaction costs. In addition, large redemption requests may exceed the cash balance of the Fund and result in credit line borrowing fees and/or overdraft charges to the Fund until the sale of portfolio securities to cover the redemption request settle. For additional information on redemptions, please see the Statement of Changes in Net Assets.

o.	Interest Rate Risk

A Fund’s fixed income investments are subject to interest rate risk, which generally causes the value of a fixed income portfolio to decrease when interest rates rise resulting in a decrease in the Fund’s net assets. A Fund may be subject to a greater risk of rising interest rates due to the current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives. Interest rate fluctuations tend to have a greater impact on fixed income-securities with a greater time to maturity and/or lower coupon. In periods of market volatility, the market values of fixed income securities may be more sensitive to changes in interest rates.

p.	Market Risk

Deteriorating market conditions might cause a general weakness in the market that reduces the prices of securities in that market in which a Fund invests.

q.	Mortgage-Related Securities Risk

Certain Funds may invest in mortgage-related securities. Rising interest rates may cause an issuer to exercise its right to pay principal later than expected which tends to extend the duration of mortgage-related securities, making them more sensitive to changes in interest rates. As a result, in a period of rising interest rates, a fund that holds mortgage-related securities may exhibit additional volatility. This is known as extension risk. In addition, mortgage-related securities are subject to prepayment risk. When interest rates decline, borrowers may pay off their mortgages sooner than expected. This can reduce the returns of a Fund because the Fund will have to reinvest that money at the lower prevailing interest rates.

r.	Non-Diversified Fund Risk

Because Aberdeen Asia Bond Fund, Aberdeen Emerging Markets Debt Fund and Aberdeen Emerging Markets Debt Local Currency Fund are non-diversified, the Funds may hold larger positions in fewer securities than other funds. As a result, a single security’s increase or decrease in value may have a greater impact on each Fund’s value and total return.

s.	Non-Hedging Foreign Currency Trading Risk

Foreign exchange rates can be extremely volatile and a variance in the degree of volatility of the market or in the direction of the market from the Adviser’s expectations may produce significant losses to a Fund.

t.	Prepayment Risk

As interest rates decline, debt issuers may repay or refinance their loans or obligations earlier than anticipated. The issuers of fixed income securities may, therefore, repay principal in advance. This forces the Fund to reinvest the proceeds from the principal prepayments at lower rates, which reduces the Fund’s income.

u.	Private Placements and Other Restricted Securities Risk

Investments in private placements and other restricted securities, including Regulation S Securities and Rule 144A Securities, could have the effect of increasing a Fund’s level of illiquidity. Private placements and restricted securities may be less liquid than other investments because such securities may not always be readily sold in broad public markets and the Fund might be unable to dispose of such securities promptly or at prices reflecting their true value.

v.	Sector Risk

To the extent that a Fund has a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector, the Fund may be more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly.

w.	Securities Selection Risk

The investment team may select securities that underperform the market or other funds with similar investment objectives and strategies.

x.	Valuation Risk

The lack of active trading markets may make it difficult to obtain an accurate price for a security held by a Fund.

Please read the prospectus for more detailed information regarding these and other risks.

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7. Contingencies

In the normal course of business, the Funds may provide general indemnifications pursuant to certain contracts and organizational documents. The Funds’ maximum exposure under these arrangements is dependent on future claims that may be made against the Funds, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

8. Tax Information

As of October 31, 2015, the tax cost of securities and the breakdown of unrealized appreciation/(depreciation) for each Fund were as follows:

	Tax Cost of Securities	Unrealized Appreciation	Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Asia Bond Fund	$84,646,627	$889,022	$(2,400,075)	$(1,511,053)
Emerging Markets Debt Fund	30,408,665	141,311	(2,857,974)	(2,716,663)
Emerging Markets Debt Local Currency Fund	13,783,383	70,384	(3,214,049)	(3,143,665)
Global Fixed Income Fund	15,506,899	88,491	(761,017)	(672,526)
Tax-Free Income Fund	84,691,320	7,599,585	(264,808)	7,334,777
Ultra-Short Duration Bond Fund	7,916,163	9,014	(9,823)	(809)

The tax character of distributions paid during the fiscal year ended October 31, 2015 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Taxable Over- distribution	Return of Capital	Total Distributions Paid
Asia Bond Fund	$1,794,506	$–	$1,794,506	$–	$–	$1,882,555	$3,677,061
Emerging Markets Debt Fund	1,169,451	–	1,169,451	–	–	–	$1,169,451
Emerging Markets Debt Local Currency Fund	–	–	–	–	–	–	–
Global Fixed Income Fund	199,462	–	199,462	–	5	–	199,467
Tax-Free Income Fund	118,665	231,719	350,384	3,144,039	–	27,644	3,522,067
Ultra-Short Duration Bond Fund	51,639	–	51,639	–	–	–	51,639

The tax character of distributions paid during the fiscal year ended October 31, 2014 was as follows (total distributions paid may differ from the Statements of Changes in Net Assets because for tax purposes dividends are recognized when actually paid):

	Distributions paid from
Fund	Ordinary Income	Net Long Term Capital Gains	Total Taxable Distributions	Tax Exempt Distributions	Return of Capital	Total Distributions Paid
Asia Bond Fund	$3,629,669	$7,276,146	$10,905,815	$–	$–	$10,905,815
Emerging Markets Debt Fund	719,763	–	719,763	–	–	719,763
Emerging Markets Debt Local Currency Fund	622,559	–	622,559	–	–	622,559
Global Fixed Income Fund	581,242	–	581,242	–	–	581,242
Tax-Free Income Fund	48,781	1,477,743	1,526,524	3,346,952	–	4,873,476
Ultra-Short Duration Bond Fund	85,235	21,532	106,767	–	–	106,767

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October 31, 2015

As of October 31, 2015, the components of accumulated earnings (deficit) on a tax basis were as follows:

Fund	Undistributed Tax Exempt Income	Undistributed Ordinary Income	Undistributed Long-Term Capital Gains	Accumulated Earnings	Distributions Payable	Late Year Ordinary and Post-October Capital Loss Deferrals	Other Temporary Differences	Unrealized Appreciation/ Depreciation*	Accumulated Capital and Other Losses**	Total Accumulated Earnings (Deficit)
Asia Bond Fund	$–	$–	$–	$–	$–	$–	$(524,261)	$(1,559,619)	$(5,453,826)	$(7,537,706)
Emerging Markets Debt Fund	–	485,167	–	–	–	–	(16,203)	(2,750,491)	(996,542)	(3,278,069)
Emerging Markets Debt Local Currency Fund	–	–	–	–	–	–	(65,832)	(3,526,194)	(1,839,338)	(5,431,364)
Global Fixed Income Fund	–	–	–	–	–	–	(28,379)	(678,686)	(375,307)	(1,082,372)
Tax-Free Income Fund	–	–	–	–	–	–	(18,342)	7,334,777	(207,822)	7,108,613
Ultra-Short Duration Bond Fund	–	2,057	–	–	–	–	(428)	(810)	(5,355)	(4,536)

*	The difference between the book-basis and tax-basis unrealized appreciation/(depreciation) is attributable primarily to tax deferral of losses on wash sales.
**	As of October 31, 2015, for Federal income tax purposes, the following Funds have capital loss carryforwards available to offset capital gains, if any, to the extent provided by the Treasury regulations, which expire in the years set forth below.

Fund	Amount	Expires
Asia Bond Fund	$3,659,122	Unlimited (Short-Term)
Asia Bond Fund	1,794,704	Unlimited (Long-Term)
Emerging Markets Debt Fund	348,855	Unlimited (Short-Term)
Emerging Markets Debt Fund	647,687	Unlimited (Long-Term)
Emerging Markets Debt Local Currency Fund	644,686	Unlimited (Short-Term)
Emerging Markets Debt Local Currency Fund	1,194,652	Unlimited (Long-Term)
Global Fixed Income Fund	131,684	Unlimited (Short-Term)
Global Fixed Income Fund	243,623	Unlimited (Long-Term)
Tax-Free Income Fund	207,822	Unlimited (Long-Term)
Ultra-Short Duration Bond Fund	3,261	Unlimited (Short-Term)
Ultra-Short Duration Bond Fund	2,094	Unlimited (Long-Term)

Amounts listed as “–” are $0 or round to $0.

Under the Regulated Investment Company Modernization Act of 2010, the Funds are permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. Accordingly, the table below details the necessary reclassifications, which are a result of permanent differences primarily attributable to foreign currency transactions, foreign capital gains taxes, paydown gain/(loss), and redesignation of distributions. These reclassifications have no effect on net assets or net asset values per share.

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Fund	Paid-in Capital	Accumulated Net Investment Income/(Loss)	Accumulated Net Realized Gain/(Loss)
Asia Bond Fund	$(12,521,495)	$(7,232,251)	$19,753,746
Emerging Markets Debt Fund	–	(398,881)	398,881
Emerging Markets Debt Local Currency Fund	(4,812,482)	(1,153,955)	5,966,437
Global Fixed Income Fund	(1,056,505)	(411,628)	1,468,133
Tax-Free Income Fund	–	(43)	43
Ultra-Short Duration Bond Fund	–	724	(724)

9. Significant Shareholders

As of October 31, 2015, the following Funds had shareholders with the percentage ownership indicated, which are considered significant shareholders (holdings greater than 5.0%) for financial reporting purposes:

Fund	Record Ownership %	Number of Account Owners
Asia Bond Fund	81.7%	4
Emerging Markets Debt Fund	96.0	1
Emerging Markets Debt Local Currency Fund	91.5	3
Global Fixed Income Fund	46.6	3
Tax-Free Income Fund	–	–
Ultra-Short Duration Bond Fund	92.0	1

Amounts listed as “–” are $0 or round to $0.

10. Line of Credit

Effective August 14, 2015, the Trust, on behalf of each of the Funds (the “Borrowers”), entered into a 364-day credit agreement (the “Agreement”) with State Street Bank and Trust Company (the “Bank”). The Agreement provides for a revolving credit facility (the “Credit Facility”) for the amount of $250,000,000 to be utilized for temporary or emergency purposes to fund shareholder redemptions or other short-term liquidity purposes.

Principal on each outstanding loan made under the Agreement bears interest at a variable rate per annum equal to the higher of (a) the Federal Funds Rate as in effect of that day plus 1.25% or (b) the Overnight London Interbank Offered Rate as in effect on that day plus 1.25%. In addition, the Borrowers shall pay to the Bank a commitment fee at the rate of 0.18% per annum on the daily unused portion of the Credit Facility, as applicable, which is allocated among the Borrowers in such manner as is determined by the Board to be reasonable. For each Fund that borrowed under the Credit Facility during the period, the following table shows the average outstanding daily balance for the Fund under the Credit Facility and the average weighted interest rate paid by the Fund during the period.

	Average Outstanding Daily Balance	Average Weighted Interest Rate	Days Utilized
Asia Bond Fund	$2,937,565	1.39%	60
Emerging Markets Debt Fund	263,147	1.39%	3
Emerging Markets Debt Local Currency Fund	849,065	1.39%	43
Global Fixed Income Fund	110,252	1.39%	16

11. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Funds’ financial statement disclosures.

Annual Report 2015

96

Notes to Financial Statements (concluded)

October 31, 2015

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the financial statments were issued. Based on this evaluation, no disclosures and/or adjustments were required to the financial statements as of October 31, 2015.

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97

Report of Independent Registered Public Accounting Firm

The Board of Trustees and Shareholders of Aberdeen Funds:

We have audited the accompanying statements of assets and liabilities, including the statements of investments, of the Aberdeen Asia Bond Fund, Aberdeen Emerging Markets Debt Fund, Aberdeen Emerging Markets Debt Local Currency Fund, Aberdeen Global Fixed Income Fund, Aberdeen Tax-Free Income Fund, and Aberdeen Ultra-Short Duration Bond Fund, six of the funds comprising the Aberdeen Funds (the “Funds”), as of October 31, 2015, and the related statements of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years or periods presented. These financial statements and financial highlights are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of October 31, 2015, by correspondence with custodians and brokers, or by other appropriate auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the Funds as of October 31, 2015, the results of their operations, changes in their net assets for each of the years in the two-year period then ended and the financial highlights for each of the years or periods presented, in conformity with U.S. generally accepted accounting principles.

Philadelphia, Pennsylvania

December 29, 2015

Annual Report 2015

98

Other Tax Information (Unaudited)

For the period ended October 31, 2015, certain dividends paid by the Funds may be subject to a maximum tax rate of 15% as provided for by the Jobs and Growth Tax Relief Reconciliation Act of 2003. The Funds intend to designate the maximum amount allowable as taxed at a maximum rate of 15%. Complete information will be reported in conjunction with your 2015 Form 1099-DIV.

During the year ended October 31, 2015, the following Funds designated dividends as long-term capital gains:

Fund	Amount
Tax-Free Income Fund	$231,719

The Funds intend to elect to pass through to their shareholders the credit for taxes paid in foreign countries during its fiscal year ended October 31, 2015. In accordance with the current tax laws, the foreign income and foreign tax per share (for a share outstanding as of October 31, 2015) was as follows:

Fund	Foreign Tax
Asia Bond Fund	$0.0577
Emerging Markets Debt Fund	0.0020

2015 Annual Report

99

Shareholder Expense Examples (Unaudited)

As a shareholder of the Aberdeen Funds, you incur two types of costs: (1) transaction costs, including sales charges (loads) paid on purchase payments and (2) ongoing costs, including investment advisory fees, administration fees, transfer agent out-of-pocket expenses, distribution fees and other Fund expenses. The examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Aberdeen Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The examples assume that you had a $1,000 investment in the Class at the beginning of the reporting period, May 1, 2015 and continued to hold your shares at the end of the reporting period, October 31, 2015.

Actual Expenses

The table below provides information about actual account values and actual expenses. You may use the information together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Actual Expenses Paid During Period” for the class of a Fund that you own to estimate the expenses you paid on your account during the period.

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Class’ actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Class of a Fund and other funds. To do so, compare the 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the information for each Class in the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher. The examples also assume all dividends and distributions have been reinvested.

		Beginning Account Value, May 1, 2015	Actual Ending Account Value, October 31, 2015	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*[1]	Annualized Expense Ratio**
Aberdeen Asia Bond Fund	Class A	$1,000.00	$963.40	$1,020.32	$4.80	$4.94	0.97%
	Class C	1,000.00	960.10	1,016.59	8.45	8.69	1.71%
	Class R	1,000.00	962.30	1,019.16	5.94	6.11	1.20%
	Institutional Service Class	1,000.00	963.40	1,020.32	4.80	4.94	0.97%
	Institutional Class	1,000.00	964.40	1,021.63	3.52	3.62	0.71%
Aberdeen Emerging Markets Debt Fund	Class A	1,000.00	946.60	1,019.21	5.84	6.06	1.19%
	Class C	1,000.00	943.70	1,015.63	9.31	9.65	1.90%
	Class R	1,000.00	945.90	1,018.15	6.87	7.12	1.40%
	Institutional Service Class	1,000.00	948.20	1,020.67	4.42	4.58	0.90%
	Institutional Class	1,000.00	948.10	1,020.67	4.42	4.58	0.90%
Aberdeen Emerging Markets Debt Local Currency Fund	Class A	1,000.00	875.30	1,018.50	6.29	6.77	1.33%
	Class C	1,000.00	873.60	1,015.63	8.97	9.65	1.90%
	Class R	1,000.00	874.40	1,017.14	7.56	8.13	1.60%
	Institutional Service Class	1,000.00	877.20	1,020.67	4.26	4.58	0.90%
	Institutional Class	1,000.00	878.40	1,020.67	4.26	4.58	0.90%
Aberdeen Global Fixed Income Fund	Class A	1,000.00	972.10	1,019.61	5.52	5.65	1.11%
	Class C	1,000.00	967.70	1,015.88	9.18	9.40	1.85%
	Institutional Service Class	1,000.00	972.10	1,020.06	5.07	5.19	1.02%
	Institutional Class	1,000.00	973.30	1,020.92	4.23	4.33	0.85%
Aberdeen Tax-Free Income Fund	Class A	1,000.00	1,008.90	1,020.77	4.46	4.48	0.88%
	Class C	1,000.00	1,005.20	1,016.99	8.24	8.29	1.63%
	Class R	1,000.00	1,007.80	1,019.56	5.67	5.70	1.12%
	Institutional Service Class	1,000.00	1,010.30	1,022.08	3.14	3.16	0.62%
	Institutional Class	1,000.00	1,010.20	1,022.08	3.14	3.16	0.62%

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100

Shareholder Expense Examples (Unaudited) (concluded)

		Beginning Account Value, May 1, 2015	Actual Ending Account Value, October 31, 2015	Hypothetical Ending Account Value	Actual Expenses Paid During Period*	Hypothetical Expenses Paid During Period*1	Annualized Expense Ratio**
Aberdeen Ultra-Short Duration Bond Fund	Class A	$1,000.00	$1,000.10	$1,022.43	$2.77	$2.80	0.55%
	Institutional Service Class	1,000.00	1,000.40	1,023.69	1.51	1.53	0.30%
	Institutional Class	1,000.00	1,001.30	1,023.69	1.51	1.53	0.30%

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).
**	The expense ratio presented represents a six-month, annualized ratio.
[1]	Represents the hypothetical 5% return before expenses.

2015 Annual Report

101

Supplemental Information (Unaudited)

Board of Trustees’ Consideration of Advisory and Sub-advisory Agreements

At an in-person meeting of the Board of Trustees (the “Board” or the “Trustees”) of the Aberdeen Funds (the “Trust”) held on June 17, 2015, the Board, including a majority of the Trustees who are not considered to be “interested persons” of the Trust (the “Independent Trustees”) under the Investment Company Act of 1940, as amended (the “1940 Act”), approved for an annual period the continuation of the Trust’s advisory agreement (the “Advisory Agreement”) with Aberdeen Asset Management Inc. (“AAMI”) and the applicable sub-advisory agreements (each a “Sub-Advisory Agreement,” and collectively with the Advisory Agreement, the “Agreements”) between: (i) AAMI and Aberdeen Asset Management Asia Limited (“AAMAL”) and (ii) AAMI and Aberdeen Asset Managers Limited (“AAML”) (each a “Sub-Adviser,” and collectively, the “Sub-Advisers”) for each of the following series of the Trust: Aberdeen Asia Bond Fund, Aberdeen Emerging Markets Debt Fund, Aberdeen Emerging Markets Debt Local Currency Fund, Aberdeen Global Fixed Income Fund, Aberdeen Tax-Free Income Fund and Aberdeen Ultra-Short Duration Bond Fund (each a “Fund,” and collectively the “Funds”). AAMAL and AAML are affiliates of AAMI. AAMI and the Sub-Advisers are sometimes referred to collectively as the “Advisers.”

In connection with contract review meetings, the Board reviews a variety of information provided by the Advisers relating to the Funds, the Agreements and the Advisers, including comparative performance, fee and expense information and other information regarding the nature, extent and quality of services provided by the Advisers under their respective Agreements. The materials provided to the Board generally include, among other items: (i) information on the investment performance of the Funds and the performance of peer groups of funds and the Funds’ performance benchmarks; (ii) information on the Funds’ advisory fees and other expenses, including information comparing each Fund’s expenses to those of a peer group of funds and information about any applicable expense limitations and fee “breakpoints”; (iii) sales and redemption data with respect to each Fund; (iv) information about the profitability of the Agreements to the Advisers; (v) a report prepared by the Advisers in response to a request submitted by the Independent Trustees’ independent legal counsel on behalf of such Trustees; and (vi) a memorandum from the Independent Trustees’ independent legal counsel on the responsibilities of the Board of Trustees in considering for approval the investment advisory and investment sub-advisory arrangements under the 1940 Act and Delaware law. The Board of Trustees, including the Independent Trustees, also considers other matters such as: (i) the Advisers’ financial results and financial condition; (ii) each Fund’s investment objective and strategies; (iii) the Advisers’ investment personnel and operations; (iv) arrangements relating to the distribution of the Funds’ shares and the related costs; (v) the procedures employed to determine the value of the Funds’ assets; (vi) the allocation of the Funds’ brokerage, if any, including, if applicable, allocations to brokers affiliated with the Advisers and the use, if any, of “soft” commission dollars to pay Fund expenses and to pay for research and other similar services; (vii) the resources devoted to, and the record of compliance with, the Funds’ investment policies and restrictions, policies on personal securities transactions and other compliance policies; and (viii) possible conflicts of interest. The Board also considers the nature, extent and quality of the services provided to the Funds by AAMI’s affiliates. Throughout the process, the Trustees are afforded the opportunity to ask questions of and request additional materials from AAMI and the Sub-Advisers.

In addition to the materials requested by the Trustees in connection with their annual consideration of the continuation of the Agreements, the Trustees receive materials in advance of each regular quarterly meeting of the Board that provide information relating to the services provided by the Advisers, including detailed information about the Funds’ investment performance. This information generally includes, among other things, third-party performance rankings for various periods (including prior to the Advisers’ management of the Funds) comparing each Fund against its peer group, total return information for various periods, and details of sales and redemptions of Fund shares for the period. The Board also receives periodic presentations from the portfolio management teams in connection with the performance of the Funds.

The Independent Trustees were advised by separate independent legal counsel throughout the process. The Independent Trustees also consulted in executive sessions with counsel to the Independent Trustees regarding consideration of the renewal of the Agreements. In considering whether to approve the continuation of the Agreements, the Board of Trustees, including the Independent Trustees, did not identify any single factor as determinative. Individual Trustees may have evaluated the information presented differently from one another, giving different weights to various factors. Matters considered by the Trustees, including the Independent Trustees, in connection with their approval of the continuation of the Agreements included the factors listed below.

The nature, extent and quality of the services provided to the Funds under the Agreements. The Trustees considered the nature, extent and quality of the services provided by AAMI and the Sub-Advisers, as applicable, to the Funds and the resources dedicated to the Funds by AAMI and its affiliates. The Board considered, among other things, the Advisers’ investment experience. The Board also considered the background and experience of the Advisers’ senior management personnel and the qualifications, background and responsibilities of the portfolio managers that are primarily responsible for the day-to-day portfolio management services for the Funds. The Board also considered the allocation of responsibilities among the Advisers. The Trustees considered not only the advisory services provided by AAMI to the Funds, but also the administrative services provided by AAMI to the Funds under a separate administration agreement. AAMI’s role in coordinating the activities of the Trust’s other service providers was also considered. The Board also considered that it receives information on a regular basis from the Trust’s Chief Compliance Officer regarding the Advisers’ compliance policies and procedures. The Board also considered the Advisers’ risk management processes. The Board was also mindful of the Advisers’ focus on the monitoring of the performance of the Funds and in addressing performance

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102

Supplemental Information (Unaudited) (continued)

matters. The Trustees also considered the benefits to shareholders of investing in a mutual fund that is part of a family of funds that offers shareholders the right to exchange shares of one type of fund for shares of another type of fund, and provides a variety of fund and shareholder services. The Board also took into account its knowledge of management and the quality of the performance of management’s duties through Board meetings, discussion and reports during the preceding year.

After reviewing these and related factors, the Board concluded that the nature, extent and quality of the services provided were extensive in nature and of high quality and supported the renewal of the Agreements.

Investment performance of the Funds and the Advisers. The Trustees received information about the performance of the Funds over various time periods, including information which compared the performance of the Funds to the performance of peer groups of funds and each Fund’s performance benchmark. The Trustees also considered the performance of the Funds compared to the performance of comparable funds or accounts managed by AAMI and its affiliates to the extent available. In addition, the Trustees also reviewed data prepared by an independent third party which analyzed the performance of the Funds using a variety of performance metrics.

The Trustees also considered AAMI’s and the Sub-Advisers’ performance and reputation generally, the performance of the fund family generally, the historical responsiveness of AAMI to Trustee concerns about performance and the willingness of AAMI and the Sub-Advisers to take steps intended to improve performance. The Trustees also considered the performance of the Advisers since they commenced management of the Funds.

Based on these factors, the Board determined that the Advisers are appropriate investment advisers for the Funds.

The Board further noted that it will continue to monitor the Funds’ performance and any actions taken by AAMI and its affiliates relating to performance.

The costs of the services provided and profits realized by the Advisers and their affiliates from their relationships with the Funds. The Trustees considered the fees charged to the Funds for advisory services as well as the total expense levels of the Funds. This information included comparisons (provided both by management and also by an independent third party) of each Fund’s net management fee and total expense level to those of its expense peer group and information about the advisory fees charged by AAMI to any separately managed accounts with a similar strategy. In comparing each Fund’s net management fee to that of comparable funds, the Board noted that such fee includes both advisory and administrative fees. In considering the fees charged to any comparable accounts, the Trustees considered, among other things, management’s discussion of the different objectives, policies or restrictions that may be involved in managing the different types of accounts. In evaluating the Funds’ advisory fees, the Trustees also took into account the demands, complexity and quality of the investment management of the Funds.

The Trustees also noted that the sub-advisory fees, as applicable, for the Funds would be paid by AAMI out of its advisory fee, not by the Funds. The Board also considered that AAMI had entered into expense limitation agreements with the Funds, pursuant to which AAMI agreed to waive a portion of its advisory fee and/or reimburse certain expenses as a means of limiting each Fund’s total annual operating expenses for a period of time.

The Trustees also considered the compensation directly or indirectly received by AAMI and its affiliates from their relationships with the Funds. The Trustees reviewed information provided by management as to the profitability of AAMI and its affiliates’ relationships with the Funds, such as the engagement of affiliates of AAMI to provide distribution and administrative services to the Funds. The Trustees also examined the profitability of AAMI and its affiliates on a Fund-by-Fund basis. The Trustees also considered information about the allocation of expenses used to calculate profitability. When reviewing profitability, the Trustees also considered information about court cases regarding adviser profitability, the performance of the Funds, the expense levels of the Funds, and whether AAMI had implemented breakpoints and expense limitations with respect to the Funds.

After reviewing these and related factors, including taking into account management’s discussion regarding Fund expenses, the Board concluded that the advisory fee, and as applicable, the sub-advisory fees, were fair and reasonable, and that the costs of these services generally and the related profitability of AAMI and its affiliates from their relationships with the Funds were reasonable and supported the renewal of the Agreements.

Economies of Scale. The Trustees considered the existence of any economies of scale in the provision of services by AAMI and the Sub-Advisers and whether those economies would be shared with the Funds through breakpoints in the investment advisory fees or other means, such as expense waivers or limitations. The Trustees noted that each of the Funds was subject to an expense limitation and considered that certain Funds were subject to breakpoints. The Board noted management’s discussion of the Funds’ advisory fee structure. The Trustees also took note of the costs of the services provided and the profitability to AAMI and its affiliates from their relationships with the Funds, as discussed above. The Board also considered the potential effect of each Fund’s growth and size on fees, noting that if a Fund’s assets increase over time, the Fund may realize other economies of scale if assets increase proportionally more than certain expenses.

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103

Supplemental Information (Unaudited) (concluded)

After reviewing these and related factors, the Board concluded that the advisory fee, and as applicable, sub-advisory fee structures were reasonable and reflect economies of scale being shared between the Funds and the Advisers, and supported the renewal of the Agreements.

The Trustees also considered other factors, which included but were not limited to the following:

•	the effect of any market and economic volatility on the performance, asset levels and expense ratios of the Funds.

•

whether the Funds have operated in accordance with their investment objectives and the Funds’ record of compliance with their investment restrictions, and the compliance programs of the Trust and AAMI. The Trustees also considered the compliance-related resources AAMI and its affiliates were providing to the Funds.

•	the nature, quality, cost and extent of administrative services performed by AAMI under the Advisory Agreement and under a separate agreement covering administrative services.

•

so-called “fallout benefits” to AAMI, such as the benefits of research made available to AAMI by reason of brokerage commissions generated by the Funds’ securities transactions or reputational and other indirect benefits. The Trustees considered any possible conflicts of interest associated with these fallout and other benefits, and the reporting, disclosure and other processes in place to disclose and monitor such possible conflicts of interest.

*     *     *

Based on their evaluation of all factors that they deemed to be material, including those factors described above, and assisted by the advice of independent counsel, the Trustees, including the Independent Trustees, concluded that renewal of the Agreements would be in the best interest of each of the Funds and its shareholders. Accordingly, the Board, and the Independent Trustees voting separately, approved the Agreements for an additional one-year period.

Annual Report 2015

104

Management of the Funds (Unaudited)

As of October 31, 2015

The names of the Trustees and officers of the Funds, their addresses, years of birth, and principal occupations during the past five years are provided in the tables below. Trustees that are deemed “interested persons” (as that term is defined in Section 2(a)(19) of the 1940 Act) of the Funds and the investment adviser are included in the table below under the heading “Interested Trustees.” Trustees who are not interested persons as described above are referred to in the table below under the heading “Independent Trustees.”

The Statement of Additional Information includes additional information about the Trustees of the Funds and is available, without charge, on the Funds’ website at www.aberdeen-asset.com/us, or upon request at 1-866-667-9231.

Board of Trustees and Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Trustees Who Are Not Interested Persons (As Defined in the 1940 Act) of the Trust (“Independent Trustees”)
P. Gerald Malone**** Year of Birth: 1950	Trustee since December 2007 Chairman of the Board	Mr. Malone is, by profession, a solicitor of some 39 years standing. He has served as a Minister of State in the United Kingdom Government. Mr. Malone currently serves as Independent Chairman of a London based oil services company and in addition, is Chairman of a privately-owned pharmaceutical company. He is Chairman of the Board of Trustees of Aberdeen Funds, Chairman of the Board of Directors of Aberdeen Global Income Fund, Inc. and Aberdeen Asia-Pacific Income Fund, Inc. and serves on the boards of Aberdeen Australia Equity Fund, Inc. and Aberdeen Asia-Pacific Income Investment Company Limited.	27	None.
Richard H. McCoy**** Year of Birth: 1942	Trustee since December 2007	Prior to retiring in 2003, Mr. McCoy was Vice-Chairman, Investment Banking, at TD Securities Inc. He is currently a Director of Uranium Participation Corp. and Pizza Pizza Royalty Income Fund, Chair of Chorus Aviation Inc. and an Independent Review Committee member of Uranium Participation Corp. Mr. McCoy has also been Chairman of Aberdeen Asia-Pacific Income Investment Company Limited since 2010.	24	None.
Neville J. Miles**** Year of Birth: 1946	Trustee since December 2011	Mr. Miles is, and has been for over ten years, Chairman of Ballyshaw Pty. Ltd. (share trading, real estate development and investment). He is Chairman of the Board of Directors of Aberdeen Australia Equity Fund, Inc. He also is a non-executive director of a number of Australian and overseas companies.	27	None.

Annual Report 2015

105

Management of the Funds (Unaudited) (continued)

As of October 31, 2015

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Peter D. Sacks**** Year of Birth: 1945	Trustee since December 2007	Mr. Sacks has been a Director and Founding Partner of Toron AMI International Asset Management (investment management) since 1988. He is also a Director and Investment Advisory Committee member of several private and public sector funds in Canada.	27	None.
John T. Sheehy**** Year of Birth: 1942	Trustee since December 2007	Mr. Sheehy has been a Senior Managing Director of B.V. Murray and Company (investment banking) since 2001 and Director of Macquarie AIR-serv Holding, Inc. (automotive services) from 2006 to 2013. He was a Managing Member of Pristina Capital Partners, LLC (water purification technology development) from 2007 to 2011, a Director of Smarte Carte, Inc. (airport services) from 2007 to 2010, and Managing Member of The Value Group LLC (venture capital) from 1997 to 2009.	27	None.
Warren C. Smith**** Year of Birth: 1955	Trustee since December 2007	Mr. Smith has been a founding partner of MRB Partners Inc. (independent investment research and consultancy firm) since 2010. Mr. Smith was a Managing Editor with The Bank Credit Analyst Research Group (independent publishers of financial market research and publications, including The Bank Credit Analyst) from 1982 to 2009.	24	None.
John F. Solan, Jr.**** Year of Birth: 1939	Trustee since December 2007	Prior to retiring, Mr. Solan was Senior Vice President of Strategic Development at The Phoenix Companies, Inc. and Chairman of Phoenix Charter Oak Trust Company from 1998 until 2004. Mr. Solan served in several different positions with Ernst & Young from 1964 to 1998.	24	None.

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Management of the Funds (Unaudited) (continued)

As of October 31, 2015

Name, Address, and Year of Birth	Position(S) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Trustee**	Other Directorships Held by Trustee During Past 5 Years***
Independent Trustee
Martin Gilbert****† Year of Birth: 1955	Trustee since December 2007	Mr. Gilbert is a founding director and shareholder, and Chief Executive of Aberdeen Asset Management PLC, the holding company of the fund management group that was established in 1983 (“Aberdeen Group”). He was a Director (1991–2014) of Aberdeen Asset Management Asia Limited and a Director (2000–2014) of Aberdeen Asset Management Limited. He was a Director (1995–2014) and was President (September 2006–2014) of Aberdeen Asset Management Inc. Mr. Gilbert also serves as officer and/or director of various Aberdeen Group subsidiary companies, Aberdeen-managed investment trusts and funds’ boards.	28	None.

*	Each Trustee holds office for an indefinite term until his successor is elected and qualified.
**	The Aberdeen Fund Complex consists of the Trust which currently consists of 24 portfolios, Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc. and Aberdeen Investment Funds.
***	Directorships held in (1) any other investment companies registered under the 1940 Act, (2) any company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”) or (3) any company subject to the requirements of Section 15(d) of the Exchange Act.
****	Each Trustee may be contacted by writing to the Trustee c/o Aberdeen Asset Management Inc., 1735 Market Street, 32nd Floor, Philadelphia, Pennsylvania 19103, Attn: Alan Goodson.
†	Mr. Gilbert is considered to be an “interested person” of the Trust as defined in the 1940 Act because of his affiliation with the Adviser.

2015 Annual Report

107

Management of the Funds (Unaudited) (continued)

As of October 31, 2015

Officers of the Trust

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Bev Hendry** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1953	President, Chief Executive Officer and Principal Executive Officer (Since September 2014)	Currently, Co-Head of Americas and Director and Chief Financial Officer for Aberdeen Asset Management Inc. since June 2014. He first joined Aberdeen in 1987 and helped establish Aberdeen’s business in the Americas in Fort Lauderdale. Mr. Hendry left Aberdeen in 2008 when the company moved to consolidate its headquarters in Philadelphia. Mr. Hendry re-joined Aberdeen from Hansberger Global Investors in Fort Lauderdale, Florida, where he worked for six years as Chief Operating Officer.
Jeffrey Cotton** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1977	Vice President and Chief Compliance Officer (Since March 2011)	Currently, Director, Vice President and Head of Compliance–Americas for Aberdeen Asset Management Inc. Mr. Cotton joined Aberdeen in 2010. Prior to joining Aberdeen, Mr. Cotton was a Senior Compliance Officer at Old Mutual Asset Management (2009–2010) supporting its affiliated investment advisers and mutual fund platform. Mr. Cotton was also a Vice President and Senior Compliance Manager at Bank of America/Columbia Management (2006–2009).
Sofia Rosala** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (since March 2014) and Deputy Chief Compliance Officer (Since December 2013)	Currently, Vice President, Deputy Head of Compliance and Adviser Chief Compliance Officer for Aberdeen Asset Management Inc. (since July, 2012). Prior to joining Aberdeen, Ms. Rosala was Counsel for Vertex, Inc. from April 2011 to June 2012. She was also an Associate Attorney with Morgan, Lewis and Bockius from May 2008–April 2011.
Andrea Melia** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1969	Treasurer, Chief Financial Officer, and Principal Accounting Officer (Since September 2009)	Currently, Vice President and Head of Fund Administration for Aberdeen Asset Management Inc. (since 2009). Prior to joining Aberdeen, Ms. Melia was Director of Fund Administration and accounting oversight for Princeton Administrators LLC, a division of BlackRock Inc. and had worked with Princeton Administrators since 1992.
Megan Kennedy** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Secretary and Vice President (Since September 2009)	Currently, Head of Product Management for Aberdeen Asset Management Inc. Ms. Kennedy joined Aberdeen Asset Management Inc. in 2005 as a Senior Fund Administrator. Ms. Kennedy was promoted to Assistant Treasurer Collective Funds/North American Mutual Funds in February 2008 and promoted to Treasurer Collective Funds/North American Mutual Funds in July 2008.
Lucia Sitar** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Vice President (Since December 2008)	Currently, Vice President and Managing U.S. Counsel for Aberdeen Asset Management Inc. Ms. Sitar joined Aberdeen Asset Management Inc. in July 2007.

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108

Management of the Funds (Unaudited) (continued)

As of October 31, 2015

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Brad Crombie Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1970	Vice President (Since June 2013)	Currently, Global Head of Fixed Income Asset Management PLC. Mr. Crombie re-joined Aberdeen in 2012. Prior to re-joining Aberdeen, Mr. Crombie was a Managing Director at Bank of America Merrill Lynch for the bank’s non-financial corporate and high yield credit research team for the EMEA region from 2003 to 2012.
Alan Goodson** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1974	Vice President (Since March 2009)	Currently, Director, Vice President and Head of Product–US, overseeing Product Management, Product Development and Investor Services for Aberdeen’s registered and unregistered investment companies in the US and Canada. Mr. Goodson is Vice President of Aberdeen Asset Management Inc. and joined Aberdeen in 2000.
Adam McCabe** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1979	Vice President (Since March 2010)	Currently, Head of Asian Fixed Income on the Fixed Income–Asia Pacific desk, responsible for currency and interest rate strategies in Aberdeen’s Asian fixed income portfolios. Mr. McCabe joined Aberdeen in 2009 following the acquisition of certain asset management businesses from Credit Suisse. Adam worked for Credit Suisse since 2001, where he was an investment manager responsible for the development and implementation of its Asian currency and interest rate strategies.
Jennifer Nichols** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1978	Vice President (Since December 2007)	Currently, Global Head of Legal for Aberdeen Asset Management PLC. Director and Vice President for Aberdeen Asset Management Inc. (since October 2006).
Hugh Young** Aberdeen Asset Management Asia Limited 21 Church Street #01-01 Capital Square Two Singapore 049480 Year of Birth: 1958	Vice President (Since June 2011)	Currently, Managing Director of Aberdeen Asset Management Asia Limited (since 1991) and member of the Executive Management Committee and Director of Aberdeen Asset Management PLC (since 1991 and 2011, respectively). Mr. Young joined Aberdeen in 1991.
Russell Barlow Aberdeen Asset Management Bow Bells House 1 Bread Street London EC4M 9HH Year of Birth: 1974	Vice President (Since October 2015)	Currently, Head of Hedge Funds, based in Aberdeen’s London office, chairman of the Hedge Fund Investment Committee, Deputy Chair of the Pan Alternatives Investment Committee and responsible for co-mingled Hedge Fund portfolios. Mr. Barlow joined Aberdeen in 2010 via the acquisition of various asset management businesses from Royal Bank of Scotland where he was the Head of the Global Event Team.
Brian O’Neill** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1968	Assistant Treasurer (Since September 2008)	Currently, Senior Fund Administration Manager–US for Aberdeen Asset Management Inc. Mr. O’Neill joined Aberdeen Asset Management Inc. in 2008. Prior to joining Aberdeen Asset Management Inc., Mr. O’Neill was a Director of Fund Accounting with Nationwide Funds Group (2002-2008).

2015 Annual Report

109

Management of the Funds (Unaudited) (concluded)

As of October 31, 2015

Name, Address, and Year of Birth	Position(s) Held, Length of Time Served and Term of Office*	Principal Occupation During Past 5 Years
Eric Olsen Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1970	Assistant Treasurer (Since December 2013)	Currently, Deputy Head of Fund Administration–US for Aberdeen Asset Management Inc. Mr. Olsen joined Aberdeen Asset Management Inc. in August 2013. Prior to joining Aberdeen Asset Management Inc., Mr. Olsen was a Director of Financial Reporting for BNY Mellon Asset Servicing and had worked with BNY Mellon since 1998.
Pamela Wade** Aberdeen Asset Management Inc. 1735 Market Street 32nd Floor Philadelphia, PA 19103 Year of Birth: 1971	Assistant Secretary (Since March 2013)	Currently, Senior Product Manager for Aberdeen Asset Management Inc. Ms. Wade joined Aberdeen Asset Management Inc. in 2012 as Senior Product Manager. Prior to joining Aberdeen Asset Management Inc., Ms. Wade was a Vice President and Assistant Counsel with BNY Mellon Asset Servicing (2007-2012).

*	Each officer holds office for an indefinite term at the pleasure of the Board of Trustees and until his or her successor is elected and qualified.
**	Mr. Hendry, Ms. Melia, Ms. Kennedy, Mr. Goodson, Ms. Nichols, Mr. Cotton, Mr. McCabe, Mr. Young, Ms. Sitar, Mr. O’Neill, Ms. Wade and Ms. Rosala hold officer position(s) in one or more of the following: Aberdeen Asia-Pacific Income Fund, Inc., Aberdeen Australia Equity Fund, Inc., Aberdeen Global Income Fund, Inc., Aberdeen Chile Fund, Inc., Aberdeen Israel Fund, Inc., Aberdeen Indonesia Fund, Inc., Aberdeen Latin America Equity Fund, Inc., Aberdeen Emerging Markets Smaller Company Opportunities Fund, Inc., Aberdeen Singapore Fund, Inc., The Asia Tigers Fund, Inc., The India Fund, Inc., Aberdeen Greater China Fund, Inc., Aberdeen Japan Equity Fund, Inc. and Aberdeen Investment Funds, each of which may also be deemed to be a part of the same “Fund Complex” as the Trust.

Annual Report 2015

110

Management Information

Trustees

P. Gerald Malone, Chairman

Martin J. Gilbert

Richard H. McCoy

Neville J. Miles

Peter D. Sacks

John T. Sheehy

Warren C. Smith

John F. Solan, Jr.

Officers

Bev Hendry, President and Chief Executive Officer

Jeffrey Cotton, Chief Compliance Officer and Vice President

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Andrea Melia, Treasurer and Chief Financial Officer

Megan Kennedy, Secretary and Vice President

Brad Crombie, Vice President

Lucia Sitar, Vice President

Alan Goodson, Vice President

Adam McCabe, Vice President

Jennifer Nichols, Vice President

Hugh Young, Vice President

Russell Barlow, Vice President

Eric Olsen, Assistant Treasurer

Brian O’Neill, Assistant Treasurer

Pamela Wade, Assistant Secretary

Investment Manager

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Fund Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Transfer Agent

Boston Financial Data Services, Inc.

30 Dan Road

Canton, MA 02021

Distributor

Aberdeen Fund Distributors LLC

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Sub-Administrator, Custodian & Fund Accountant

State Street Bank and Trust Company

1 Iron Street 5th Floor

Boston, MA 02110

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Fund Counsel

Willkie Farr & Gallagher LLP

787 Seventh Avenue

New York, NY 10019

Aberdeen Asset Management Inc. 1735 Market Street, 32nd Floor Philadelphia, PA 19103 aberdeen-asset.us

AOE-0143-AR

Item 2. Code of Ethics.

(a) As of October 31, 2015, the Registrant had adopted a code of ethics that applies to the Registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the Registrant or a third party (the “Code of Ethics”).

(c) During the period covered by the report, the Code of Ethics was revised in order to amend the definition of “employee” to extend Sarbanes-Oxley whistleblower protection to employees of private contractors that provide service to the Registrant in accordance with the Supreme Court decision in Lawson v. FMR LLC, 134 S. Ct. 1158 (2014).

(d) During the period covered by the report, the Registrant did not grant any waivers to the provisions of the Code of Ethics.

(f) The Code of Ethics is included with this Form N-CSR as Exhibit 12(a)(1).

Item 3. Audit Committee Financial Expert.

The Registrant’s Board of Trustees has determined that there is at least one member who qualifies as an “Audit Committee Financial Expert” serving on its Audit Committee. Mr. John F. Solan is the “Audit Committee Financial Expert” and is considered to be an “Independent Trustee” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

Fiscal Year Ended	(a) Audit Fees	(b) Audit-Related Fees	(c)[1] Tax Fees	(d) All Other Fees
October 31, 2015	$593,000	$16,000	172,500	$ -

October 31, 2014	$553,345	$ -	$172,320	$ -

[1]	The Tax Fees are for the completion of the Registrant’s federal and state tax returns.

(e)(1) Pre-Approval Policies and Procedures. Except as permitted by Rule 2-01(c)(7)(i)(C) of Regulation S-X, the Registrant’s (hereinafter, the “Trust”) Audit Committee Charter authorizes the Audit Committee (“Committee”) to annually select, retain or terminate the Trust’s independent auditor and, in connection therewith, to evaluate the terms of the engagement and the qualifications and independence of the independent auditor, including whether the independent auditor provides any consulting, auditing or tax services to the investment adviser (hereinafter, the “Adviser”) or a sub-adviser, and to receive the independent auditor’s specific representations as to their independence, delineating all relationships between the independent auditor and the Trust, consistent with PCAOB 3526 or any other applicable auditing standard. PCAOB Rule 3526 requires that, at least annually, the auditor:: (1) disclose to the Committee in writing all relationships between the auditor and its related entities and the Trust and its related entities that in the auditor’s professional judgment may reasonably be thought to bear on independence; (2) confirm in its letter that, in its professional judgment, it is independent of the Trust within the meaning of the Securities Acts administered by the SEC; and (3) discuss the auditor’s independence with the Committee. The Committee is responsible for actively engaging in a dialogue with the independent auditor with respect to any disclosed relationships or services that may impact the objectivity and independence of the independent auditor and for taking, or recommending that the full Board take, appropriate action to oversee the independence of the independent auditor. The Committee is also authorized to review in advance, and consider approval of, any and all proposals by management or the Adviser that the Trust, Adviser or their affiliated persons, employ the independent auditor to render “permissible non-audit services” to the Trust and to consider whether such services are consistent with the independent auditor’s independence. The Committee may delegate to one or more of its members (“Delegates”) authority to pre-approve permissible non-audit services to be provided to the Trust. Any pre-approval determination of a Delegate shall be presented to the full Committee at its next meeting. The Committee shall communicate any pre-approval made by it or a Delegate to the Adviser, who will ensure that the appropriate disclosure is made in the Trust’s periodic reports required by Section 30 of the Investment Company Act of 1940, as amended, and other documents as required under the federal securities laws.

(e)(2) None of the services described in each of paragraphs (b) through (d) of this Item involved a waiver of the pre-approval requirement by the Audit Committee pursuant to Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) Not applicable.

(g) The aggregate non-audit fees billed by the Registrant’s accountant for services to the Registrant and to the Registrant’s investment adviser and all entities controlling, controlled by, or under common control with the Adviser that provide services to the Registrant for the Registrant’s fiscal years ended October 31, 2015 and October 31, 2014 were $193,253 and $621,410, respectively.

(h) The Registrant’s Audit Committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the Registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence and has concluded that it is.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Investments.

(a) Included as part of the Reports to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended October 31, 2015, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934 (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b) There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) The Code of Ethics of the Registrant for the period covered by this report as required pursuant to Item 2 of this Form N-CSR.

(a)(2) Certifications of the Registrant pursuant to Rule 30a-2(a) under the Act are exhibits to this report.

(a)(3) Not applicable.

(b) Certifications of the Registrant pursuant to Rule 30a-2(b) under the Act are exhibits to this report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Funds

By:       /s/ Bev Hendry

Bev Hendry

Principal Executive Officer

Aberdeen Funds

Date: January 8, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:       /s/ Bev Hendry

Bev Hendry

Principal Executive Officer

Aberdeen Funds

Date: January 8, 2016

By:       /s/ Andrea Melia

Andrea Melia

Principal Financial Officer

Aberdeen Funds

Date: January 8, 2016